SEC Registration Nos.

33-45829 and 811-06563

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE

SECURITIES ACT OF 1933

Post-Effective Amendment No. 17 XX

and/or

REGISTRATION STATEMENT UNDER THE

INVESTMENT COMPANY ACT OF 1940

Post-Effective Amendment No. 17 XX

Calvert World Values Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

(Address of Principal Executive Offices)

Registrant's Telephone Number: (301) 951-4800

William M. Tartikoff, Esq.

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

(Name and Address of Agent for Service)

It is proposed that this filing will become effective

XX Immediately upon filing             ___ on January 31, 2004

pursuant to paragraph (b)                pursuant to paragraph (b)

___60 days after filing                   on (date)

pursuant to paragraph (a)                pursuant to paragraph (a)

of Rule 485.


Prospectus

Socially Responsible Funds

Calvert Social Investment Fund (CSIF)

         - Balanced Portfolio

         - Equity Portfolio

         - Enhanced Equity Portfolio

         - Bond Portfolio

         - Money Market Portfolio

Calvert Social Index Fund

Calvert Large Cap Growth Fund

Calvert Capital Accumulation Fund

Calvert World Values International Equity Fund

Calvert New Vision Small Cap Fund

January 31, 2004

PROSPECTUS

January 31, 2004

About the Funds

Investment Objective, Strategy, Principal Risks, Past Performance

2       CSIF Balanced

6       CSIF Equity

9       Calvert Social Index Fund

12      CSIF Enhanced Equity

16      Calvert Large Cap Growth

19      Calvert Capital Accumulation

22      Calvert World Values International Equity

25      Calvert New Vision Small Cap

28      CSIF Bond

31      CSIF Money Market

33      Fees and Expenses

41      Investment Practices and Risks

About Social Investing

50      Investment Selection Process

50      Socially Responsible Investment Criteria

54      High Social Impact Investments

55      Special Equities

55      Manager Discovery Program

55      Shareholder Advocacy and Social Responsibility

About Your Investment

56      About Calvert

57      Subadvisors and Portfolio Managers

60      Advisory Fees

60      How to Buy Shares

60      Getting Started

61      Choosing a Share Class

63      Calculation of CDSC/Waiver

64      Distribution and Service Fees

65      Next Step -- Account Application

66      Important -- How Shares are Priced

67      When Your Account Will be Credited

67      Other Calvert Features / Policies

         (Exchanges, Minimum Account Balance, etc.)

71      Dividends, Capital Gains and Taxes

72      How to Sell Shares

75      Financial Highlights

104 Exhibit A- Reduced Sales Charges (sales load breakpoints / discount) -- Class A

107 Exhibit B- Service Fees and Other Arrangements with Dealers

These securities have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any State Securities Commission, nor has the SEC or any State Securities Commission passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

CSIF Balanced

Advisor        Calvert Asset Management Company, Inc.

Subadvisors Brown Capital Management, Inc.

         SSgA Funds Management, Inc.

         Manager Discovery Program TM (see page 55)

Objective

CSIF Balanced seeks to achieve a competitive total return through an actively managed portfolio of stocks, bonds, and money market instruments which offer income and capital growth opportunity and which satisfy the investment and social criteria.

Principal Investment Strategies

The Fund typically invests about 60% of its assets in stocks and 40% in bonds or other fixed-income investments. Stock investments are primarily common stock in large-cap companies, while the fixed-income investments are primarily a wide variety of investment grade bonds.

CSIF Balanced invests in a combination of stocks, bonds and money market instruments in an attempt to provide a complete investment portfolio in a single product. The Advisor rebalances the portfolio quarterly to adjust for changes in market value.  The Fund is, primarily, a large cap core U.S. domestic portfolio, although it may have other investments, including some foreign stocks and mid-cap stocks. The equity portion of the Fund seeks companies that have the potential to outperform the market through exceptional growth and/or valuation improvement.  The fixed income portion reflects an active trading strategy, seeking total return, and focuses on a duration target generally between the Lehman Aggregate Bond Index and the Lehman U.S. Credit Index.

Equity investments are selected by the Subadvisors, while the Advisor manages the fixed-income assets and determines the overall mix for the Fund depending upon its view of market conditions and economic outlook.

The Fund invests with the philosophy that long-term rewards to investors will come from those organizations whose products, services, and methods enhance the human condition and the traditional American values of individual initiative, equality of opportunity, and cooperative effort. Investments are selected on the basis of their ability to contribute to the dual objectives of financial soundness and societal impact.  See "Investment Selection Process."

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform for any of the following reasons:

-        The market prices of stocks or bonds decline

-        The individual stocks and bonds in the Fund do not perform as well as expected, and/or the Fund's portfolio management practices might not work to achieve their desired result

-        For the fixed-income portion of the Fund, the Advisor's forecast as to interest rates is not correct

-        For the fixed-income securities held in the Fund, the credit quality of the securities deteriorates, which could lead to bankruptcy. Note: securities issued by government-sponsored entities such as Fannie Mae and Freddie Mac are neither insured nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government.

-        For the foreign securities held in the Fund, there are additional risks relating to political, social, and economic developments abroad. Other risks from these investments result from the differences between the regulations to which U.S. and foreign issuers and markets are subject, the potential for foreign markets to be less liquid than U.S. markets and the currency risk associated with securities that trade in currencies other than the U.S. dollar.

-        The Advisor's allocation among different sectors of the stock and bond markets does not perform as well as expected

The active trading strategy for the fixed-income portion of the Fund may cause the Fund to have, relative to other balanced funds, a high amount of short-term capital gains, which are taxable to you at the ordinary income tax rate.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

CSIF Balanced Performance

The bar chart and table below show the Fund's annual returns and its long-term performance. The chart and table provide some indication of the risks of investing in the Fund. The chart shows how the performance of the Class A shares has varied from year to year. The table compares the Fund's performance over time to that of the Russell 1000 Index, the Lehman Aggregate Bond Index, and the Lehman U.S. Credit Index, widely recognized, unmanaged indexes of common stock and bonds prices, respectively. It also shows the Fund's returns compared to the Lipper Balanced Funds Average, an average of the annual return of mutual funds that have an investment goal similar to that of the Fund. The Fund recently changed its passive (unmanaged) index from the Lehman Aggregate Bond Index to the more closely correlated Lehman U.S. Credit Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from these shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. After-tax returns are shown only for Class A shares; after-tax returns for other classes will vary. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The return for the Fund's other classes of shares offered by this prospectus will differ from the Class A returns shown in the bar chart, depending upon the expenses of that Class. The bar chart does not reflect any sales charge that you may be required to pay upon purchase or redemption of the Fund's shares. Any sales charge will reduce your return. The average total return table shows returns with the maximum sales charge deducted. No sales charge has been applied to the indices used for comparison in the table.

CSIF Balanced

Year-by-Year Total Return

(Class A return at NAV)

1994	-4.73%
1995	25.87%
1996	9.03%
1997	18.92%
1998	17.49%
1999	6.80%
2000	-2.38%
2001	-5.36%
2002	-12.46%
2003	17.49%

Best Quarter (of periods shown) Q4 '98         12.42%

Worst Quarter (of periods shown)         Q3 '01         -10.58%

Average Annual Total Returns (as of 12-31-03)

(with maximum sales charge deducted)

	1 year	5 years	10 years
CSIF Balanced Class A:
Return before taxes	11.93%	-0.68%	5.85%
Return after taxes on distributions	11.39%	-2.07%	3.49%
Return after taxes on distributions and sale of Fund shares	7.73%	-1.21%	3.80%
CSIF Balanced: Class B	11.22%	-0.97%	N/A
CSIF Balanced: Class C	15.21%	-0.73%	N/A
Russell 1000 Index	29.89%	-0.13%	11.00%
Lehman Aggregate Bond Index TR	4.10%	6.62%	6.95%
Lehman U.S. Credit Index	7.70%	7.11%	7.42%
Lipper Balanced Funds Average	19.09%	2.35%	8.09%

(Indices reflect no deduction for fees, expenses or taxes. Lipper Average reflects no deduction for taxes.)

CSIF Equity

Advisor        Calvert Asset Management Company, Inc.

Subadvisor   Atlanta Capital Management Company, L.L.C.

Objective

CSIF Equity seeks growth of capital through investment in stocks of issuers in industries believed to offer opportunities for potential capital appreciation and which meet the Fund's investment and social criteria.

Principal Investment Strategies

The Fund invests primarily in the common stocks of large-cap companies having, on average, market capitalization of at least $1 billion. Investment returns will be mostly from changes in the price of the Fund's holdings (capital appreciation).

The Subadvisor looks for growing companies with a history of steady earnings growth. Companies are selected based on the Subadvisor's opinion that the company has the ability to sustain growth through growing profitability and that the stock is favorably priced with respect to those growth expectations.

The Fund invests with the philosophy that long-term rewards to investors will come from those organizations whose products, services, and methods enhance the human condition and the traditional American values of individual initiative, equality of opportunity, and cooperative effort. Investments are selected on the basis of their ability to contribute to the dual objectives of financial soundness and societal impact.  See "Investment Selection Process."

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform for any of the following reasons:

-        The stock market goes down

-        The individual stocks in the Fund do not perform as well as expected, and/or the Fund's portfolio management practices might not work to achieve their desired result

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

CSIF Equity Performance

The bar chart and table below show the Fund's annual returns and its long-term performance. The chart and table provide some indication of the risks of investing in the Fund. The chart shows how the performance of the Class A shares has varied from year to year. The table compares the Fund's performance over time to that of the Standard & Poor's 500 Index. This is a widely recognized, unmanaged index of common stock prices. It also shows the Fund's returns compared to the Lipper Multi-Cap Core Funds Average, an average of the annual return of mutual funds that have an investment goal similar to that of the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from these shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. After-tax returns are shown only for Class A shares; after-tax returns for other classes will vary. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The return for each of the Fund's other Classes of shares offered by this prospectus will differ from the Class A returns shown in the bar chart, depending upon the expenses of that Class. The bar chart does not reflect any sales charge that you may be required to pay upon purchase or redemption of the Fund's shares. Any sales charge will reduce your return. The average total return table shows returns with the maximum sales charge deducted. No sales charge has been applied to the indices used for comparison in the table.

CSIF Equity

Year-by-Year Total Return

(Class A return at NAV)

1994	-12.06%
1995	20.29%
1996	21.68%
1997	19.33%
1998	10.89%
1999	23.17%
2000	11.61%
2001	0.67%
2002	-14.93%
2003	22.31%

Best Quarter (of periods shown) Q4 '98         26.98%

Worst Quarter (of periods shown)         Q3 '98         -17.56%

Average Annual Total Returns (as of 12-31-03)

(with maximum sales charge deducted)

	1 year	5 years	10 years
CSIF Equity Class A:
Return before taxes	16.49%	6.52%	8.86%
Return after taxes on distributions	16.57%	5.91%	7.31%
Return after taxes on distributions and sale of Fund shares	10.80%	5.43%	6.86%
CSIF Equity: Class B	16.25%	6.40%	N/A
CSIF Equity: Class C	20.33%	6.66%	N/A
S&P 500 Index Monthly Reinvested	28.67%	-0.57%	11.06%
Lipper Multi-Cap Core Funds Average	29.89%	2.49%	9.79%

(Index reflects no deduction for fees, expenses or taxes. Lipper Average reflects no deduction for taxes.)

Calvert Social Index Fund

Advisor        Calvert Asset Management Company, Inc.

Subadvisor   World Asset Management, a division of Munder Capital Management

Objective

Calvert Social Index Fund seeks to match the performance of the Calvert Social IndexTM, which measures the investment return of large- and mid-capitalization stocks.

Principal investment strategies

The Fund employs a passive management strategy designed to track, as closely as possible, the performance of the Calvert Social Index.  The Fund uses a replication index method, investing in each stock in the Index in about the same proportion as represented in the Index itself.

Calvert Social Index

The Calvert Social Index measures the performance of those companies that meet the social investment criteria selected from the universe of approximately the 1,000 largest U.S. companies, based on total  market capitalization, listed on the NYSE or NASDAQ-AMEX. As of December 31, 2003, there were 650 companies in the Index, though this number will change over time due to company mergers or changes due to our evaluation of an issuer's conduct relative to the Fund's social criteria. The Index is reconstituted once a year based on an updated list of the 1000 largest companies. The Index is also reviewed quarterly to adjust for social criteria, sector weightings against the 40% limitation on exposure to any one sector, share adjustments, etc.

The socially responsible criteria are described in the section “Socially Responsible Investment Criteria”. Calvert continuously evaluates the performance of companies included in the Index to ensure compliance with these criteria.

PRINCIPAL RISKS

You could lose money on your investment in the Fund, or the Fund could underperform the stock market for any of the following reasons:

- The stock market or the Calvert Social Index goes down

- An index fund has operating expenses; a market index does not. The Fund - while expected to track its target index as closely as possible while satisfying its investment and social criteria - will not be able to match the performance of the index exactly.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Calvert Social Index Fund Performance

The bar chart and table below show the Fund's annual returns and its long-term performance. The chart and table provide some indication of the risks of investing in the Fund. The chart shows how the performance of the Class A shares has varied from year to year. The table compares the Fund's performance over time to that of the Calvert Social Index. It also shows the Fund's returns compared to the Lipper Large-Cap Growth Funds Average, an average of the annual return of mutual funds that have an investment goal similar to that of the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from these shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. After-tax returns are shown only for Class A shares; after-tax returns for other classes will vary. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The return for each of the Fund's other Classes of shares offered by this prospectus will differ from the Class A returns shown in the bar chart, depending upon the expenses of that Class. The bar chart does not reflect any sales charge that you may be required to pay upon purchase or redemption of the Fund's shares. Any sales charge will reduce your return. The average total return table shows returns with the maximum sales charge deducted. No sales charge has been applied to the indices used for comparison in the table.

Calvert Social Index Fund

Year-by-Year Total Return

(Class A return at NAV)

2001	-14.17%
2002	-24.68%
2003	29.56%

Best Quarter (of periods shown) Q2 '03         16.13%

Worst Quarter (of periods shown)         Q3 '02         -17.76%

Average Annual Total Returns (as of 12-31-03)

(with maximum sales charge deducted)

	1 year	Since Inception1
Calvert Social Index Fund Class A:
Return before taxes	23.40%	-10.29%
Return after taxes on distributions	23.20%	-10.44%
Return after taxes on distributions and sale of Fund shares	15.21%	-8.64%
Calvert Social Index Fund: Class B	23.39%	-10.67%
Calvert Social Index Fund: Class C	27.43%	-9.90%
Calvert Social Index	30.85%	-8.32%
Lipper Large-Cap Core Funds Avg.	25.59%	-8.06%

1Since inception Class A, B and C (6/30/00).

(Index reflects no deduction for fees, expenses or taxes. Lipper Average reflects no deduction for taxes.)

CSIF enhanced equity

Advisor        Calvert Asset Management Company, Inc.

Subadvisor   SSgA Funds Management, Inc.

Objective

CSIF Enhanced Equity seeks a total return after expenses which exceeds over time the total return of the Russell 1000 Index. It seeks to obtain this objective while maintaining risk characteristics similar to those of the Russell 1000 Index and through investments in stocks that meet the Fund's investment and social criteria. This objective may be changed by the Fund's Board of Trustees without shareholder approval.

Principal Investment Strategies

The Fund invests in stocks that meet the social criteria and creates a portfolio whose characteristics closely resemble the characteristics of the Russell 1000 Index, while emphasizing the stocks which it believes offer the greatest potential of return.

The Russell 1000 Index measures the performance of the 1,000 largest U.S. companies based on total market capitalization. The Index is adjusted, or reconstituted, annually. As of the latest reconstitution, the average market capitalization of the Russell 1000 was approximately $11 billion.

CSIF Enhanced Equity follows an enhanced index management strategy. Instead of passively holding a representative basket of securities designed to match the Russell 1000 Index, the Subadvisor actively uses a proprietary analytical model to attempt to enhance the Fund's performance, relative to the Index. The Fund may purchase stocks not in the Russell 1000 Index, but at least 65% of the Fund's total assets will be invested in stocks that are in the Index. Any investments not in the Index will meet the Fund's social screening criteria and be selected to closely mirror the Index's risk/return characteristics.  The Subadvisor rebalances the Fund quarterly to maintain its relative exposure to the Index.

The first step of the investment strategy is to identify those stocks in the Russell 1000 Index which meet the Fund's social screening criteria. From this list of stocks, the Subadvisor chooses stocks that closely mirror the Index in terms of various factors such as industry weightings, capitalization, and yield. Even though certain industries may be eliminated from the Fund by the screens, the factor model permits mathematical substitutes which the Subadvisor expects to mimic the return characteristics of the missing industries and stocks.

The final step in the process is to apply the Subadvisor's proprietary valuation method which attempts to identify the stocks which have the greatest potential for superior performance.  Each security identified for potential investment is ranked according to three separate measures: growth, value, and momentum of market sentiment.  These three measures are combined to create a single composite score of each stock's attractiveness. The Fund is constructed from securities that meet its social criteria, weighted through a mathematical process that seeks to reduce risk vis-à-vis the Russell 1000 Index.

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform the stock market for any of the following reasons:

-        The stock market or the Russell 1000 Index goes down

-        The individual stocks in the Fund or the enhanced equity modeling portfolio do not perform as well as expected, and/or the Fund's portfolio management practices might not work to achieve their desired result

-        The Fund has operating expenses; a market index does not.  The Fund - while expected to track its target index as closely as possible while satisfying its own investment and social criteria - will not be able to match the performance of the index exactly.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.   The Fund is not sponsored, sold, promoted, or endorsed by the Frank Russell Company.

Tracking the Index

The Subadvisor expects the annual tracking error, relative to the return of the Index before deducting expenses, to be within certain limits established by the Advisor and Subadvisor.  The Fund's ability to track the Index will be monitored by analyzing returns to ensure that the returns are reasonably consistent with Index returns.  Any deviations of realized returns from the Index which are in excess of those expected will be analyzed for sources of variance.

The Fund invests with the philosophy that long-term rewards to investors will come from those organizations whose products, services, and methods enhance the human condition and the traditional American values of individual initiative, equality of opportunity, and cooperative effort. Investments are selected on the basis of their ability to contribute to the dual objectives of financial soundness and societal impact.  See "Investment Selection Process."

CSIF Enhanced Equity Performance

The bar chart and table below show the Fund's annual returns and its long-term performance. The chart and table provide some indication of the risks of investing in the Fund. The chart shows the performance of the Class A shares for each calendar year. The table compares the Fund's performance over time to that of the Russell 1000 Index, a widely recognized, unmanaged index of common stock prices. It also shows the Fund's returns compared to the Lipper Large-Cap Core Funds Average, an average of the annual return of mutual funds that have an investment goal similar to that of the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from these shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. After-tax returns are shown only for Class A shares; after-tax returns for other classes will vary. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The return for the Fund's other classes of shares offered by this prospectus will differ from the Class A returns shown in the bar chart, depending upon the expenses of that Class. The bar chart does not reflect any sales charge that you may be required to pay upon purchase or redemption of the Fund's shares. Any sales charge will reduce your return. The average total return table shows returns with the maximum sales charge deducted. No sales charge has been applied to the indices used for comparison in the table.

CSIF Enhanced Equity

Year-by-Year Total Return

(Class A return at NAV)

1999	17.16%
2000	-4.28%
2001	-10.19%
2002	-17.52%
2003	23.82%

Best Quarter (of periods shown) Q4 '99         14.59%

Worst Quarter (of periods shown)         Q3 '02         -16.05%

Average Annual Total Returns (as of 12-31-03)

(with maximum sales charge deducted)

	1 year	5 years	Since1
			Inception
CSIF Enhanced Equity Class A:
Return before taxes	17.91%	-0.41%	1.50%
Return after taxes on distributions	17.93%	-0.44%	1.44%
Return after taxes on distributions and sale of Fund shares	11.67%	-0.35%	1.26%
CSIF Enhanced Equity: Class B	17.59%	-0.77%	1.07%
CSIF Enhanced Equity: Class C	21.60%	-0.56%	N/A
Russell 1000 Index	29.89%	-0.13%	1.72%
Lipper Large-Cap Core Funds Avg.	25.59%	-1.75%	-0.03%

1Actual Fund inception (Class A and B, classes with the longest history) is 4/15/98, the month-end date of 4/30/98 is used for comparison purposes only. Since Actual Inception (4/15/98) Class A : Return before taxes 1.33%; Return after taxes on distributions 1.27%; Return after taxes on distributions and sale of Fund shares 1.11%.

(Index reflects no deduction for fees, expenses or taxes. Lipper Average reflects no deduction for taxes.)

Calvert Large Cap Growth

Advisor        Calvert Asset Management Company, Inc.

Subadvisor   Bridgeway Capital Management, Inc.

Investment Objective

Calvert Large Cap Growth Fund seeks to exceed the stock market total return (primarily through capital appreciation) at a level of total risk roughly equal to that of the stock market over longer periods of time (three years or more). The S&P 500 Index with dividends reinvested serves as a proxy for "stock market" in this objective.

Principal Investment Strategies

The Fund invests in a diversified portfolio of common stocks of companies which meet the Fund's investment and social criteria. Under normal circumstances, the Fund will invest at least 80% of its assets in large cap companies. The Fund defines "large cap" companies as those whose market capitalization falls within the range of the S&P 500. The Fund invests in both value and growth companies. Value stocks are those priced cheaply relative to some financial measures of worth. Growth stocks have faster increasing sales and earnings.

A secondary portfolio strategy is the use of exchange-traded, "traditional" stock index options and futures. These investments help to keep the long-term average market risk of the Fund roughly equal to the market itself. At any one point in time however, the Fund's market exposure may be as high as 150% or as low as 50% of the market. The Advisor and Subadvisor believe that the use of these instruments is conservative; it does not try to leverage overall market risk in the long term.

The Fund invests with the philosophy that long-term rewards to investors will come from those organizations whose products, services, and methods enhance the human condition and the traditional American values of individual initiative, equality of opportunity, and cooperative effort. Investments are selected on the basis of their ability to contribute to the dual objectives of financial soundness and societal impact.  See "Investment Selection Process."

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform, most likely for any of the following reasons:

- The stock market goes down

- The individual stocks in the Fund do not perform as well as expected, and/or the       Fund's portfolio management practices might not work to achieve their desired result

- The use of stock index futures and options could add to, rather than decrease, risk

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Calvert Large Cap Growth Performance*

The following bar chart and table show the Fund's annual returns and its long-term performance. The chart shows how the performance of the Fund's shares has varied from year to year. The table compares the Fund's performance over time to that of the Standard & Poor's 500 Index, a widely recognized, unmanaged index of common stock prices. It also compares the Fund's performance to the Lipper Multi-Cap Growth Funds Average, an average of the annual return of mutual funds that have an investment goal similar to that of the Fund. Class A, B and C shares have an actual inception date of 10/31/00. However, Class I Shares (not offered in this prospectus) have an inception date of 8/5/94. In the bar chart, and in the table Class A return before and after taxes, performance results before 10/31/00 are for Class I. After-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from these shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The return for the Fund's classes of shares offered by this prospectus will differ from the returns shown in the bar chart, depending upon the expenses of that class and any applicable sales charge. The bar chart does not reflect any sales charge that you may be required to pay upon purchase or redemption of the Fund's shares. Any sales charge will reduce your return. The average total return table shows returns with the maximum sales charge deducted. No sales charge has been applied to the indices used for comparison in the table.

* Pursuant to an Agreement and Plan of Reorganization, the Social Responsibility Portfolio of Bridgeway Fund, Inc. (“Bridgeway”) was reorganized into the Class I Shares of the Calvert Large Cap Growth Fund, which commenced operations on 10/31/00.  The performance results prior to 10/31/00 for Class A shares of the Calvert Large Cap Growth Fund reflect the performance of Bridgeway.

Calvert Large Cap Growth

Year-by-Year Total Return

(Class A return at NAV)

1995	30.27%
1996	16.21%
1997	27.51%
1998	37.79%
1999	49.36%
2000	-15.57%
2001	-19.33%
2002	-21.27%
2003	38.24%

Best Quarter (of periods shown) Q4 ‘99         40.66%

Worst Quarter (of periods shown)         Q1 ‘01         -23.01%

Average Annual Total Returns (as of 12-31-03)

(with maximum sales charge deducted)

	1 year	5 years	Since1
			Inception
Calvert Large Cap Growth Fund Class A:
Return before taxes	31.70%	1.07%	11.05%
Return after taxes on distributions	31.70%	0.49%	10.33%
Return after taxes on distributions and sale of Fund shares	20.61%	0.74%	9.51%
Calvert Large Cap Growth Fund
Class B	31.79%	N/A	N/A
Calvert Large Cap Growth Fund
Class C	35.76%	N/A	N/A
Lipper Multi-Cap Growth Funds Avg.	35.35%	-1.28%	9.62%
S&P 500 Index Monthly Reinvested	28.67%	-0.57%	11.44%

1       Actual Fund inception (Class A, class with the longest history) is 8/5/94, the month-end date of 8/31/94 is used for comparison purposes only. Since Actual Inception (8/5/94) Class A : Return before taxes 11.76%; Return after taxes on distributions 11.03%; Return after taxes on distributions and sale of Fund shares 10.16%.

(Index reflects no deduction for fees, expenses or taxes. Lipper Average reflects no deduction for taxes.)

Calvert Capital Accumulation

Advisor        Calvert Asset Management Company, Inc.

Subadvisor   Brown Capital Management, Inc.

Objective

Capital Accumulation seeks to provide long-term capital appreciation by investing primarily in mid-cap stocks that meet the Fund's investment and social criteria. This objective may be changed by the Fund's Board of Directors without shareholder approval.

Principal Investment Strategies

Investments are primarily in the common stocks of mid-size companies. Returns in the Fund will be mostly from the changes in the price of the Fund's holdings (capital appreciation).

The Fund currently defines mid-cap companies as those within the range of market capitalizations of the Russell MidCap Growth Index. Most companies in the Index have a capitalization of $500 million to $15 billion.  Stocks chosen for the Fund combine growth and value characteristics or offer the opportunity to buy growth at a reasonable price.

The Subadvisor favors companies which have an above market average prospective growth rate, but sell at below market average valuations.  The Subadvisor evaluates each stock in terms of its growth potential, the return for risk free investments, and the risk and reward potential for the company to determine a reasonable price for the stock.

The Fund invests with the philosophy that long-term rewards to investors will come from those organizations whose products, services, and methods enhance the human condition and the traditional American values of individual initiative, equality of opportunity, and cooperative effort. Investments are selected on the basis of their ability to contribute to the dual objectives of financial soundness and societal impact.  See "Investment Selection Process."

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform for any of the following reasons:

-        The stock market goes down

-        The individual stocks in the Fund do not perform as well as expected, and/or the Fund's portfolio management practices might not work to achieve their desired result

-        The possibility of greater risk by investing in medium-sized companies rather than larger, more established companies.

-        The Fund is non-diversified. Compared to other funds, the Fund may invest more of its assets in a smaller number of companies. Gains or losses on a single stock may have greater impact on the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Capital Accumulation Performance

The bar chart and table below show the Fund's annual returns and its long-term performance. The chart and table provide some indication of the risks of investing in the Fund. The chart shows how the performance of the Fund's Class A shares has varied from year to year. The table compares the Fund's performance over time to that of  the Russell Midcap Growth Index. It also shows the Fund's returns compared to the Lipper Mid-Cap Growth Funds Average, an average of the annual return of mutual funds that have an investment goal similar to that of the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from these shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. After-tax returns are shown only for Class A shares; after-tax returns for other classes will vary. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The return for the Fund's other classes of shares offered by this prospectus will differ from the Class A returns shown in the bar chart, depending upon the expenses of that Class. The bar chart does not reflect any sales charge that you may be required to pay upon purchase or redemption of the Fund's shares. Any sales charge will reduce your return. The average total return table shows returns with the maximum sales charge deducted. No sales charge has been applied to the indices used for comparison in the table.

Capital Accumulation

Year-by-Year Total Return

(Class A return at NAV)

1995	36.75%
1996	9.37%
1997	22.02%
1998	29.35%
1999	6.15%
2000	10.15%
2001	-12.90%
2002	-28.74%
2003	30.55%

Best Quarter (of periods shown) Q4 '98          25.03%

Worst Quarter (of periods shown)         Q3 '01         -24.88%

Average Annual Total Returns (as of 12-31-03)

(with maximum sales charge deducted)

	1 year	5 years	Since1
			Inception
Capital Accumulation Class A:
Return before taxes	24.35%	-2.03%	8.86%
Return after taxes on distributions	24.35%	-2.90%	7.53%
Return after taxes on distributions and sale of Fund shares	15.83%	-1.95%	7.26%
Capital Accumulation: Class B	24.27%	-2.13%	N/A
Capital Accumulation: Class C	28.47%	-1.86%	8.57%
Russell Midcap Growth Index	42.71%	2.01%	10.19%
Lipper Mid-Cap Growth Funds Avg.	35.77%	2.27%	8.54%

1       Since inception Class A and C (classes with the longest history) (10/31/94).

(Index reflects no deduction for fees, expenses or taxes. Lipper Average reflects no deduction for taxes.)

Calvert World Values

International Equity

Advisor        Calvert Asset Management Company, Inc.

Subadvisor   Grantham, Mayo, Van Otterloo & Co., LLC

Objective

CWVF International Equity seeks to provide a high total return consistent with reasonable risk by investing primarily in a diversified portfolio of stocks that meet the Fund's investment and social criteria.

Principal Investment Strategies

The Fund invests primarily in non-U.S. large cap stocks using a core investment approach.  The Fund will generally hold stocks of companies from the constituent countries of the Morgan Stanley Capital International (MSCI) EAFE Index, but may opportunistically invest in other countries, including some emerging markets stocks. The Subadvisor uses an investment process that focuses on deriving returns from individual stock selection (bottom-up). The Subadvisor creates original fundamental research on a broad range of non-U.S. securities and applies a set of quantitative screening models to identify stocks that are expected to provide returns that are superior to that of the benchmark. These models evaluate stocks based on fundamental valuation judgments and market activity. The Subadvisor constructs the portfolio in a manner that attempts to control the level of risk in the portfolio, relative to the benchmark, MSCI's EAFE Index.

No more than 5% of the Fund's net assets will be invested in U.S. companies (excluding High Social Impact and Special Equities investments).

The Fund invests with the philosophy that long-term rewards to investors will come from those organizations whose products, services, and methods enhance the human condition and the traditional American values of individual initiative, equality of opportunity, and cooperative effort. Investments are selected on the basis of their ability to contribute to the dual objectives of financial soundness and societal impact.  See "Investment Selection Process."

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform for any of the following reasons:

-        The stock markets go down (including markets outside the U.S.)

-        The individual stocks in the Fund do not perform as well as expected, and/or the Fund's portfolio management practices might not work to achieve their desired result

-        Investment in foreign securities involves additional risks relating to political,

social and economic developments abroad. Other risks from these investments result from the differences between the regulations to which U.S. and foreign issuers and markets are subject, the potential for foreign markets to be less liquid than U.S. markets, and the currency risk associated with securities that trade in currencies other than the U.S. dollar

-        Investment in emerging market securities involves greater risk than that associated with investment in the foreign securities of developed foreign countries.  These risks include volatile currency exchange rates, periods of high inflation, increased risk of default, greater social, economic and political uncertainty and instability, less governmental supervision and regulation of securities markets, weaker auditing and financial reporting standards, lack of liquidity in the markets, and the significantly smaller market capitalizations of emerging market issuers.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

CWVF International Equity Performance

The bar chart and table below show the Fund's annual returns and its long-term performance. The chart and table provide some indication of the risks of investing in the Fund. The chart shows how the performance of the Class A shares has varied from year to year. The table compares the Fund's performance over time to that of the MSCI EAFE Index. This is a widely recognized, unmanaged index of common stock prices around the world. It also shows the Fund's returns compared to the Lipper International Funds Average, an average of the annual return of mutual funds that have an investment goal similar to that of the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from these shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. After-tax returns are shown only for Class A shares; after-tax returns for other classes will vary. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The return for the Fund's other Classes of shares offered by this prospectus will differ from the Class A returns shown in the bar chart, depending upon the expenses of that Class. The bar chart does not reflect any sales charge that you may be required to pay upon purchase or redemption of the Fund's shares. Any sales charge will reduce your return. The average total return table shows returns with the maximum sales charge deducted. No sales charge has been applied to the indices used for comparison in the table.

CWVF International Equity

Year-by-Year Total Return

(Class A return at NAV)

1994	-2.66%
1995	11.81%
1996	12.02%
1997	6.57%
1998	16.10%
1999	30.13%
2000	-17.81%
2001	-23.77%
2002	-13.13%
2003	29.00%

Best Quarter (of periods shown) Q4 '99          20.38%

Worst Quarter (of periods shown)         Q3 '01         -17.17%

Average Annual Total Returns (as of 12-31-03)

(with maximum sales charge deducted)

	1 year	5 years	10 years
CWVF International Equity Class A:
Return before taxes	22.84%	-2.74%	2.76%
Return after taxes on distributions	22.39%	-3.37%	1.68%
Return after taxes on distributions and sale of Fund shares	14.84%	-2.53%	1.88%
CWVF International Equity: Class B	22.27%	-3.27%	N/A
CWVF International Equity: Class C	26.59%	-2.80%	N/A
MSCI EAFE Index GD	39.17%	0.26%	4.78%
Lipper International Funds Average	34.74%	1.28%	4.65%

(Index reflects no deduction for fees, expenses or taxes. Lipper Average reflects no deduction for taxes.)

Calvert New Vision Small Cap

Advisor        Calvert Asset Management Company, Inc.

Subadvisor   Awad Asset Management, Inc.

Objective

New Vision Small Cap seeks to provide long-term capital appreciation by investing primarily in small-cap stocks that meet the Fund's investment and social criteria. This objective may be changed by the Fund's Board of Trustees without shareholder approval.

Principal Investment Strategies

At least 80% of the Fund's assets will be invested in the common stocks of small-cap companies. Returns in the Fund will be mostly from the changes in the price of the Fund's holdings (capital appreciation).

The Fund currently defines small-cap companies as those with market capitalization of $2 billion or less at the time the Fund initially invests.

The Fund invests with the philosophy that long-term rewards to investors will come from those organizations whose products, services, and methods enhance the human condition and the traditional American values of individual initiative, equality of opportunity, and cooperative effort. Investments are selected on the basis of their ability to contribute to the dual objectives of financial soundness and societal impact.  See "Investment Selection Process."

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform for any of the following reasons:

-        The stock market goes down

-        The individual stocks in the Fund do not perform as well as expected, and/or the Fund's portfolio management practices might not work to achieve their desired result

-        Prices of small-cap stocks may respond to market activity differently than larger more established companies

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

New Vision Small Cap Performance

The bar chart and table below show the Fund's annual returns and its long-term performance. The chart and table provide some indication of the risks of investing in the Fund. The chart shows how the performance of the Class A shares has varied from year to year. The table compares the Fund's performance over time to that of the Russell 2000 Index. This is a widely recognized, unmanaged index of common stock prices. It also shows the Fund's returns compared to the Lipper Small-Cap Core Funds Average, an average of the annual return of mutual funds that have an investment goal similar to that of the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from these shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. After-tax returns are shown only for Class A shares; after-tax returns for other classes will vary. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The return for the Fund's other Classes of shares offered by this prospectus will differ from the Class A returns shown in the bar chart, depending upon the expenses of that Class. The bar chart does not reflect any sales charge that you may be required to pay upon purchase or redemption of the Fund's shares. Any sales charge will reduce your return. The average total return table shows returns with the maximum sales charge deducted. No sales charge has been applied to the indices used for comparison in the table.

New Vision Small Cap

Year-by-Year Total Return

(Class A return at NAV)

1998	-9.43%
1999	23.03%
2000	10.23%
2001	7.62%
2002	-20.97%
2003	36.91%

Best Quarter (of periods shown) Q4 '99          23.57%

Worst Quarter (of periods shown)         Q3 '98         -21.82%

Average Annual Total Returns (as of 12-31-03)

(with maximum sales charge deducted)

	1 year	5 years	Since1
			Inception
New Vision Small Cap Class A:
Return before taxes	30.43%	8.50%	4.57%
Return after taxes on distributions	31.18%	7.60%	3.93%
Return after taxes on distributions and sale of Fund shares	20.46%	6.79%	3.53%
New Vision Small Cap: Class B	30.56%	8.27%	N/A
New Vision Small Cap: Class C	34.67%	8.65%	4.50%
Russell 2000 Index TR	47.25%	7.13%	7.51%
Lipper Small-Cap Core Funds Avg.	44.24%	10.07%	9.05%

1 From inception Class A and C (classes with the longest history) (1/31/97).

(Index reflects no deduction for fees, expenses or taxes. Lipper Average reflects no deduction for taxes.)

CSIF Bond

Advisor        Calvert Asset Management Company, Inc.

Objective

CSIF Bond seeks to provide as high a level of current income as is consistent with prudent investment risk and preservation of capital through investment in bonds and other straight debt securities meeting the Fund's investment and social criteria.

Principal Investment Strategies

The Fund uses an active strategy, seeking relative value to earn incremental income. The Fund typically invests at least 80% of its assets in fixed income securities of any quality, with at least 65% of its net assets in investment grade debt securities rated A or above.

The Fund invests with the philosophy that long-term rewards to investors will come from those organizations whose products, services, and methods enhance the human condition and the traditional American values of individual initiative, equality of opportunity, and cooperative effort. Investments are selected on the basis of their ability to contribute to the dual objectives of financial soundness and social impact.  See "Investment Selection Process."

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform, for any of the following reasons:

-        The market prices of bonds decline

-        The individual bonds in the Fund do not perform as well as expected, and/or the Fund's portfolio management practices might not work to achieve their desired result

-        The credit quality of the securities deteriorates, which could lead to bankruptcy. Note: securities issued by government-sponsored entities such as Fannie Mae and Freddie Mac are neither insured nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government.

-        The Advisor's forecast as to interest rates is not correct

-        The Advisor's allocation among different sectors of the bond market does not perform as well as expected

-        The Fund is non-diversified. Compared to other funds, the Fund may invest more of its assets in a smaller number of companies. Gains or losses on a single bond may have greater impact on the Fund.

-        The Portfolio may invest up to 35% of its net assets in below-investment grade bonds. They are subject to greater credit risk than investment grade bonds.

The Fund's active trading strategy may cause the Fund to have a relatively high amount of short term capital gains, which are taxable to you at the ordinary income tax rate.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

CSIF Bond Performance

The bar chart and table below show the Fund's annual returns and its long-term performance. The chart and table provide some indication of the risks of investing in the Fund. The chart shows how the performance of the Class A shares has varied from year to year. The table compares the Fund's performance over time to that of the Lehman Aggregate Bond Index and the Lehman U.S. Credit Index, each a widely recognized unmanaged index of bond prices. It also shows the Fund's returns compared to the Lipper Corporate Debt Funds A-Rated Average, an average of the annual return of mutual funds that have an investment goal similar to that of the Fund. The Fund recently changed its passive (unmanaged) index from the Lehman Aggregate Bond Index to the more closely correlated Lehman U.S. Credit Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from these shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. After-tax returns are shown only for Class A shares; after-tax returns for other classes will vary. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The return for the Fund's other Classes of shares offered by this prospectus will differ from the Class A returns shown in the bar chart, depending upon the expenses of that Class. The bar chart does not reflect any sales charge that you may be required to pay upon purchase or redemption of the Fund's shares. Any sales charge will reduce your return. The average total return table shows returns with the maximum sales charge deducted. No sales charge has been applied to the indices used for comparison in the table.

CSIF Bond

Year-by-Year Total Return

(Class A return at NAV)

1994	-5.34%
1995	17.39%
1996	2.92%
1997	9.87%
1998	6.13%
1999	0.68%
2000	5.95%
2001	13.39%
2002	6.15%
2003	8.18%

Best Quarter (of periods shown) Q1 '01         7.68%

Worst Quarter (of periods shown)         Q1 '94         -3.57%

Average Annual Total Returns (as of 12-31-03)
(with maximum sales charge deducted)
	1 year	5 years	10 years
CSIF Bond Class A:
Return before taxes	4.11%	5.98%	5.96%
Return after taxes on distributions	2.03%	3.21%	3.21%
Return after taxes on distributions and sale of Fund shares	2.72%	3.35%	3.32%
CSIF Bond: Class B	3.18%	5.70%	N/A
CSIF Bond: Class C	6.19%	5.59%	N/A
Lehman Aggregate Bond Index TR	4.10%	6.62%	6.95%
Lehman U.S. Credit Index	7.70%	7.11%	7.42%
Lipper Corporate Debt Funds A-Rated Average	5.03%	5.51%	6.18%

(Index reflects no deduction for fees, expenses or taxes. Lipper Average reflects no deduction for taxes.)

CSIF Money Market

Advisor        Calvert Asset Management Company, Inc.

Objective

CSIF Money Market seeks to provide the highest level of current income, consistent with liquidity, safety and security of capital, through investment in money market instruments meeting the Fund's investment and social criteria.

Principal Investment Strategies

The Fund invests in high quality, money market instruments, such as commercial paper, variable rate demand notes, corporate, agency and taxable municipal obligations. All investments must comply with the SEC money market fund requirements.

The Fund invests with the philosophy that long-term rewards to investors will come from those organizations whose products, services, and methods enhance the human condition and the traditional American values of individual initiative, equality of opportunity, and cooperative effort. Investments are selected on the basis of their ability to contribute to the dual objectives of financial soundness and societal impact.  See "Investment Selection Process."

Principal Risks

The Fund's yield will change in response to market interest rates. In general, as market rates go up so will the Fund's yield, and vice versa. Although the Fund tries to keep the value of its shares constant at $1.00 per share, extreme changes in market rates, and or sudden credit deterioration of a holding could cause the value to decrease. Note: securities issued by government-sponsored entities such as Fannie Mae and Freddie Mac are neither insured nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government.

The Fund limits the amount it invests in any one issuer to try to lessen its exposure.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

CSIF Money Market Performance

The bar chart and table below show the Fund's annual returns and its long-term performance. The chart and table provide some indication of the risks of investing in the Fund. The chart shows how the performance has varied from year to year. The table compares the Fund's returns over time to the Lipper Money Market Instrument Funds Average, an average of the annual return of mutual funds that have an investment goal similar to that of the Fund. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

CSIF Money Market

Year-by-Year Total Return

1994	3.64%
1995	5.25%
1996	4.83%
1997	4.95%
1998	4.93%
1999	4.62%
2000	5.81%
2001	3.57%
2002	1.25%
2003	0.49%

Best Quarter (of periods shown) Q4 '00         1.48%

Worst Quarter (of periods shown)         Q3 '03         0.09%

Average Annual Total Returns (as of 12-31-03)

	1 year	5 years	10 years
CSIF Money Market	0.49%	3.12%	3.92%
Lipper Money Market Instrument Funds Average	0.44%	3.01%	3.94%

For current yield information, call 800-368-2745, or visit Calvert's website at www.calvert.com.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of a Fund. Shareholder fees are paid directly from your account; annual Fund operating expenses are deducted from Fund assets.

Shareholder Fees (fees paid directly from your account)

CSIF Balanced, Equity, & Enhanced Equity,
Large Cap Growth, Calvert Social Index
Fund, Capital Accumulation,
CWVF International Equity
and New Vision Small Cap	Class A	Class B	Class C
Maximum sales charge (load)
imposed on purchases	4.75%	None	None
(as a percentage of
offering price)

Maximum deferred sales
charge (load)
(as a percentage of purchase	None1	5%2	1%3
or redemption proceeds,
whichever is lower)

Redemption fee4	2%	2%	2%
(as a % of redemption proceeds)
Note: Redemption fee applies only to
redemptions, including exchanges, within
30 days of purchase.

Low balance fee
(applies only to Enhanced Equity and
Calvert Social Index Fund for	$15/year	$15/year	$15/year
regular accounts under $5,000; IRA
accounts under $1,000 and Large Cap
Growth for all accounts under $1,000)

CSIF Bond	Class A	Class B	Class C
Maximum sales charge (load)
imposed on purchases	3.75%	None	None
(as a percentage of
offering price)

Maximum deferred sales
charge (load)
(as a percentage of purchase	None1	4%5	1%3
or redemption proceeds,
whichever is lower)

Redemption fee4	2%	2%	2%
(as a % of redemption proceeds)
Note: Redemption fee applies only to
redemptions, including exchanges, within
30 days of purchase.

CSIF Money Market		(Class O)
Maximum sales charge (load) imposed on purchases		None
(as a percentage of offering price)

Maximum deferred sales charge (load)
(as a percentage of purchase or redemption		None
proceeds, whichever is lower)

Account maintenance fee		$3/mo.
(for accounts under $1,000)

Annual Fund Operating Expenses6 (deducted from fund assets)

CSIF Balanced	Class A	Class B	Class C
Management fees	0.70%	0.70%	0.70%
Distribution and service (12b-1) fees	0.23%	1.00%	1.00%
Other expenses	0.32%	0.64%	0.61%
Total annual fund operating expenses	1.25%	2.34%	2.31%
Annual Fund Operating Expenses6 (deducted from fund assets)

CSIF Equity	Class A	Class B	Class C
Management fees	0.70%	0.70%	0.70%
Distribution and service (12b-1) fees	0.25%	1.00%	1.00%
Other expenses	0.34%	0.45%	0.40%
Total annual fund operating expenses	1.29%	2.15%	2.10%

Calvert Social Index Fund	Class A	Class B	Class C
Management fees	0.45%	0.45%	0.45%
Distribution and service (12b-1) fees	0.25%	1.00%	1.00%
Other expenses	0.92%	1.60%	1.43%
Total annual fund operating expenses	1.62%	3.05%	2.88%
Fee waiver and/or expense reimbursement7	-0.87%	-1.30%	-1.13%
Net expenses8	0.75%	1.75%	1.75%

CSIF Enhanced Equity	Class A	Class B	Class C
Management fees	0.75%	0.75%	0.75%
Distribution and service (12b-1) fees	0.25%	1.00%	1.00%
Other expenses	0.54%	0.80%	0.81%
Total annual fund operating expenses	1.54%	2.55%	2.56%
Fee waiver and/or expense reimbursement7	--	(0.05%)	(0.06%)
Net expenses8	--	2.50%	2.50%

Calvert Large Cap Growth	Class A	Class B	Class C
Management fees	1.08%	1.08%	1.08%
Distribution and service (12b-1) fees	0.25%	1.00%	1.00%
Other expenses	1.20%	1.43%	1.70%
Total annual fund operating expenses	2.53%	3.51%	3.78%
Fee waiver and/or expense reimbursement7	-0.85%	-0.83%	-1.10%
Net expenses8, 9	1.68%	2.68%	2.68%

Annual Fund Operating Expenses6 (deducted from fund assets)

Calvert Capital Accumulation	Class A	Class B	Class C
Management fees	0.90%	0.90%	0.90%
Distribution and service (12b-1) fees	0.35%	1.00%	1.00%
Other expenses	0.57%	0.89%	0.79%
Total annual fund operating expenses	1.82%	2.79%	2.69%

CWVF International Equity	Class A	Class B	Class C
Management fees	1.10%	1.10%	1.10%
Distribution and service (12b-1) fees	0.25%	1.00%	1.00%
Other expenses	0.72%	1.34%	0.99%
Total annual fund operating expenses	2.07%	3.44%	3.09%

Calvert New Vision Small Cap	Class A	Class B	Class C
Management fees	1.00%	1.00%	1.00%
Distribution and service (12b-1) fees	0.25%	1.00%	1.00%
Other expenses	0.52%	0.76%	0.64%
Total annual fund operating expenses	1.77%	2.76%	2.64%

CSIF Bond	Class A	Class B	Class C
Management fees	0.65%	0.65%	0.65%
Distribution and service (12b-1) fees	0.20%	1.00%	1.00%
Other expenses	0.33%	0.43%	0.42%
Total annual fund operating expenses	1.18%	2.08%	2.07%

CSIF Money Market		Class O
Management fees		0.50%
Distribution and service (12b-1) fees		--
Other expenses		0.40%
Total annual fund operating expenses		0.90%
Fee waiver and/or expense reimbursement7		-0.025%
Net Expenses8		0.875%

Explanation of Fees and Expenses Table

1       Purchases of Class A shares for accounts with $1 million or more are not subject to front-end sales charges, but may be subject to a 0.80% contingent deferred sales charge on shares redeemed within 1 year of purchase. (See “How to Buy Shares” -- Class A).

2       A contingent deferred sales charge is imposed on the proceeds of Class B shares redeemed within 6 years, subject to certain exceptions. The charge is a percentage of net asset value at the time of purchase or redemption, whichever is less, and declines from 5% in the first year that shares are held, to 4% in the second and third year, 3% in the fourth year, 2% in the fifth year, and 1% in the sixth year. There is no charge on redemptions of Class B shares held for more than six years. See “Calculation of Contingent Deferred Sales Charge.”

3       A contingent deferred sales charge of 1% is imposed on the proceeds of Class C shares redeemed within one year. The charge is a percentage of net asset value at the time of purchase or redemption, whichever is less. See “Calculation of Contingent Deferred Sales Charge.”

4        The redemption fee applies to redemptions, including exchanges, within 30 days of purchase. The fee will not be charged directly on certain retirement platforms and other similar omnibus-type accounts, but rather on their participants by the subtransfer agent and remitted to the Fund. The fee is deducted from the redemption proceeds. It is payable to the Fund. This fee is to ensure that the portfolio trading costs are borne by investors making the transactions and not by shareholders already in the Fund. See “How to Sell Shares - Redemption Fee” for situations where the fee may be waived.

5       A contingent deferred sales charge is imposed on the proceeds of Class B shares of CSIF Bond redeemed within 4 years, subject to certain exceptions. The charge is a percentage of net asset value at the time of purchase or redemption, whichever is less, and declines from 4% in the first year that shares are held, to 3% in the second, 2% in the third year, and 1% in the fourth year. There is no charge on redemptions of Class B shares held for more than four years. See “Calculation of Contingent Deferred Sales Charge.”

6       Expenses are based on expenses for the Fund's most recent fiscal year. Management fees include the Subadvisory fees paid by the Advisor (“Calvert”), or in the case of Calvert Large Cap Growth, the Fund, to the Subadvisors, and the administrative fee paid by the Fund to Calvert Administrative Services Company, an affiliate of Calvert. The subadvisory fees for Calvert Large Cap Growth are subject to a performance adjustment, which could cause the fee to be as high as 0.70% or as low as 0.20%, depending on the Fund's performance relative to the S&P 500 Index.

7       Calvert has agreed to contractually limit net annual fund operating expenses through January 31, 2005 for Calvert Social Index Fund (Class A, B and C), CSIF Enhanced Equity (Class B and C), Calvert Large Cap Growth Fund (Class A, B and C), and CSIF Money Market. This is the maximum amount of operating expenses that can be charged to these Funds. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, extraordinary expenses, performance fee adjustments, taxes and capital items. The Fund has an expense offset arrangement with the custodian bank whereby the custodian and transfer agent fees may be paid indirectly by credits on the Fund's uninvested cash balances. These credits are used to reduce the Fund's expenses.

8       The contractual expense caps are as follows: for CSIF Money Market, 0.875%; for Calvert Social Index Fund, 0.75% for Class A, 1.75% for Class B, and 1.75% for Class C; for CSIF Enhanced Equity, 2.50% for Class B and 2.50% for Class C; and for Calvert Large Cap Growth, 1.50% for Class A, 2.50% for Class B, and 2.50% for Class C.

9 The contractual expense cap is exclusive of any performance fee adjustment. The amounts shown in the table reflects a positive 0.18% performance fee adjustment.

Example

This example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The example assumes that:

-        You invest $10,000 in the Fund for the time periods indicated;

-        Your investment has a 5% return each year; and

-        The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

Number of Years

Investment is Held

	Class A	Class B	Class B	Class C	Class C
		(with redemption)	(no redemption)	(with redemption)	(no redemption)
CSIF Balanced
1	$596	$737	$237	$334	$234
3	853	1,130	730	721	721
5	1,129	1,450	1,250	1,235	1,235
10	1,915	2,403	2,403	2,646	2,646
CSIF Equity
1	600	718	218	313	213
3	865	1,073	673	658	658
5	1,149	1,354	1,154	1,129	1,129
10	1,958	2,264	2,264	2,431	2,431
Calvert Social Index Fund
1	548	678	178	278	178
3	881	1,220	820	785	785
5	1,236	1,687	1,487	1,419	1,419
10	2,236	2,934	2,934	3,124	3,124
CSIF Enhanced Equity
1	624	753	253	353	253
3	938	1,189	789	791	791
5	1,275	1,551	1,351	1,355	1,355
10	2,222	2,634	2,634	2,891	2,891
Calvert Large Cap Growth
1	638	771	271	371	271
3	1,148	1,400	1,000	1,054	1,054
5	1,684	1,951	1,751	1,856	1,856
10	3,144	3,508	3,508	3,949	3,949

Capital Accumulation
1	$651	$782	$282	$372	$272
3	1,020	1,265	865	835	835
5	1,413	1,674	1,474	1,425	1,425
10	2,511	2,887	2,887	3,022	3,022
CWVF International Equity
1	675	847	347	412	312
3	1,093	1,456	1,056	954	954
5	1,536	1,988	1,788	1,620	1,620
10	2,761	3,412	3,412	3,402	3,402

Calvert New Vision Small Cap
1	646	779	279	367	267
3	1,006	1,256	856	820	820
5	1,389	1,659	1,459	1,400	1,400
10	2,460	2,852	2,852	2,973	2,973
CSIF Bond
1	491	611	211	310	210
3	736	852	652	649	649
5	1,000	1,119	1,119	1,114	1,114
10	1,753	1,968	1,968	2,400	2,400

CSIF Money Market (Class O)	$89
1	284
3	496
5	1,106
10	$89

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Investment Practices and Risks

The most concise description of each Fund's principal investment strategies and associated risks is under the earlier summary for each Fund. The Funds are also permitted to invest in certain other investments and to use certain investment techniques that have higher risks associated with them. On the following pages are brief descriptions of the  investments and techniques summarized earlier along with certain additional investment techniques and their risks.

For each of the investment practices listed, the following table shows each Fund's limitations as a percentage of its assets and the principal types of risk involved. (See the pages following the table for a description of the types of risks). Numbers in this table show maximum allowable amount only; for actual usage, consult the Fund's annual/semi-annual reports.

Key to Table

J        Fund currently uses as a principal investment practice

q       Permitted, but not typically used as a principal investment practice

         (% of assets allowable, if restricted)

8       Not permitted

xN      Allowed up to x% of Fund's net assets

xT      Allowed up to x% of Fund's total assets

NA     Not applicable to this type of fund

	CSIF Balanced	CSIF Equity	Calvert Social Index Fund	CSIF Enhanced Equity	Large Cap Growth	Capital Accumulation	CWVF International Equity	Calvert New Vision Small Cap	CSIF Bond	CSIF Money Market
Investment Practices

Active Trading Strategy/Turnover involves selling a security soon after purchase. An active trading strategy causes a fund to have higher portfolio turnover compared to other funds and higher transaction costs, such as commissions and custodian and settlement fees, and may increase your tax liability. Risks: Opportunity, Market and Transaction.

	J	q	q	q	q	q	q	q	J	NA

Temporary Defensive Positions. During adverse market, economic or political conditions, the Fund may depart from its principal investment strategies by increasing its investment in short-term interest-bearing securities. During times of any temporary defensive position, a Fund may not be able to achieve its investment objective. Risks: Opportunity.

	q	q	q	q	q	q	q	q	q	NA

Conventional Securities

Stocks in General

The Fund is subject to stock market risk. Stock prices overall may decline over short or even long periods. The Fund is also subject to investment style risk, which is the chance that returns from the type of stocks it purchases (large-cap, mid-cap, etc.) will trail returns from other asset classes or the overall stock market. Each type of stock tends to go through cycles of doing better or worse than the stock market in general. Finally, individual stocks may lose value for a variety of reasons, even when the overall stock market has increased. Risks: Market.

	J	J	J	J	J	J	J	J	NA	NA

Foreign securities. Securities issued by companies located outside the U.S. and/or traded primarily on a foreign exchange. For funds that may invest in debt, this includes debt instruments denominated in other currencies such as Eurobonds. Risks: Market, Currency, Transaction, Liquidity, Information and Political.	25N	25N	5T1	8	10N	25N	J	15T2	25N	NA

Small cap stocks. Investing in small companies involves greater risk than with more established companies. Small cap stock prices are more volatile and the companies often have limited product lines, markets, financial resources, and management experience. Risks: Market, Liquidity and Information.

	q	q	q	NA	q	q	q	J	NA	NA

Investment grade bonds. Bonds rated BBB/Baa or higher or comparable unrated bonds. Risks: Interest Rate, Market and Credit.	J	q	NA	NA	q	q	q	q	J	NA

Below-investment grade bonds. Bonds rated below BBB/Baa or comparable unrated bonds are considered junk bonds. They are subject to greater credit risk than investment grade bonds. Risks: Credit, Market, Interest Rate, Liquidity and Information.

	20N3	20N3	NA	NA	20N	10N3	5N3	5N3	35N3	NA

Unrated debt securities. Bonds that have not been rated by a recognized rating agency; the Advisor has determined the credit quality based on its own research. Risks: Credit, Market, Interest Rate, Liquidity and Information.

	J	q	q	NA	q	q	q	q	J	J4

Illiquid securities. Securities which cannot be readily sold because there is no active market. Special Equities (venture capital private placements) and High Social Impact Investments are illiquid. Risks: Liquidity, Market and Transaction.

	15N	15N	15N	15N	15N	15N	15N	15N	15N	10N

Initial Public Offerings ("IPOs") IPOs are newly issued securities that may have volatile prices due to speculation and the lack of any established long term price history. Accordingly, IPOs and other volatile investments may magnify the performance impact when the Fund assets are small or when the Fund contains a significant amount of such investments. Currently, there is no limit on the amount of IPOs that may be purchased by the Fund provided such purchases are within the Fund’s stated objectives and guidelines. Fund performance driven by IPO purchases may not continue if assets grow or IPO Fund trading changes. Risks: Market.

	q	q	NA	NA	q	q	q	q	NA	8

Unleveraged Derivative Securities

Asset-backed securities. Securities are backed by unsecured debt, such as credit card debt. These securities are often guaranteed or over-collateralized to enhance their credit quality. Risks: Credit, Interest Rate and Liquidity.

	J	q	NA	NA	q	q	q	q	J	J4

Mortgage-backed securities. Securities are backed by pools of mortgages, including passthrough certificates, and other senior classes of collateralized mortgage obligations (CMOs). Risks: Credit, Extension, Prepayment, Liquidity and Interest Rate.

	J	q	NA	NA	q	q	q	q	J	q4

Participation interests. Securities representing an interest in another security or in bank loans. Risks: Credit, Interest Rate and Liquidity.	q	q	NA	NA	q	q	q	q	q	q4

Currency contracts. Contracts involving the right or obligation to buy or sell a given amount of foreign currency at a specified price and future date. Risks: Currency, Leverage, Correlation, Liquidity and Opportunity.	q	q	NA	NA	q	5T	5T	8	q	NA

Leveraged Derivative Instruments

Options on securities and indices. Contracts giving the holder the right but not the obligation to purchase or sell a security (or the cash value, in the case of an option on an index) at a specified price within a specified time. In the case of selling (writing) options, the Fund will write call options only if it already owns the security (if it is "covered"). Risks: Interest Rate, Currency, Market, Leverage, Correlation, Liquidity, Credit and Opportunity.

	5T5	5T5	NA	5T5	5T5	5T5	5T5	5T5	5T5	NA

Futures contract. Agreement to buy or sell a specific amount of  a commodity or financial instrument at a particular price on a specific future date. Risks: Interest Rate, Currency, Market, Leverage, Correlation, Liquidity and Opportunity.

	5N6	5N6	5N6	5N6	5N6	5N6	5N6	5N6	5N6	NA

Structured securities. Indexed and/or leveraged mortgage-backed and other debt securities, including principal-only and interest-only securities, leveraged floating rate securities, and others. These securities tend to be highly sensitive to interest rate movements and their performance may not correlate to these movements in a conventional fashion. Risks: Credit, Interest Rate, Extension, Prepayment, Market, Leverage, Liquidity and Correlation.

	q	NA	NA	NA	NA	q	NA	NA	q	NA

1       Calvert Social Index Fund may invest in foreign securities to the extent necessary to carry out its investment strategy of holding all of the stocks that comprise the Index.  The Index (and hence the Fund) may include securities issued by companies located outside the U.S. but only if they are traded primarily on the NYSE or AMEX/NASDAQ.

2       New Vision Small Cap may invest only in American Depository Receipts (ADRs) -- dollar-denominated receipts representing shares of a foreign issuer. ADRs are traded on U.S. exchanges. See the SAI.

3        Excludes any high social impact investments. 4 Must be money-market eligible under SEC Rule 2a-7.

4       Must be money-market eligible under SEC Rule 2a-7.

5        Based on net premium payments.

6       Based on initial margin required to establish position.

The Funds have additional investment policies and restrictions (for example, repurchase agreements, borrowing, pledging, reverse repurchase agreements, securities lending, when-issued securities, swap agreements and short sales). These policies and restrictions are discussed in the Statement of Additional Information (“SAI”).

Types of Investment Risk

Correlation risk

This occurs when a Fund “hedges”- uses one investment to offset the Fund's position in another. If the two investments do not behave in relation to one another the way Fund managers expect them to, then unexpected or undesired results may occur. For example, a hedge may eliminate or reduce gains as well as offset losses.

Credit risk

The risk that the issuer of a security or the counterparty to an investment contract may default or become unable to pay its obligations when due.

Currency risk

Currency risk occurs when a Fund buys, sells or holds a security denominated in foreign currency. Foreign currencies “float” in value against the U.S. dollar. Adverse changes in foreign currency values can cause investment losses when a Fund's investments are converted to U.S. dollars.

Extension risk

The risk that an unexpected rise in interest rates will extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

Information risk

The risk that information about a security or issuer or the market might not be available, complete, accurate, or comparable.

Interest rate risk

The risk that changes in interest rates will adversely affect the value of an investor's securities. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Longer-term securities and zero coupon/“stripped” coupon securities (“strips”) are subject to greater interest rate risk.

Leverage risk

The risk that occurs in some securities or techniques which tend to magnify the effect of small changes in an index or a market. This can result in a loss that exceeds the amount actually invested.

Liquidity risk

The risk that occurs when investments cannot be readily sold. A Fund may have to accept a less-than-desirable price to complete the sale of an illiquid security or may not be able to sell it at all.

Management risk

The risk that a Fund's portfolio management practices might not work to achieve their desired result.

Market risk

The risk that securities prices in a market, a sector or an industry will fluctuate, and that such movements might reduce an investment's value.

Opportunity risk

The risk of missing out on an investment opportunity because the assets needed to take advantage of it are committed to less advantageous investments or strategies.

Political risk

The risk that may occur with foreign investments, and means that the value of an investment may be adversely affected by nationalization, taxation, war, government instability or other economic or political actions or factors.

Prepayment risk

The risk that unanticipated prepayments may occur, reducing the value of a mortgage-backed security.  The Fund must then reinvest those assets at the current, market rate which may be lower.

Transaction risk

The risk that a Fund may be delayed or unable to settle a transaction or that commissions and settlement expenses may be higher than usual.

What is Indexing? (Calvert Social Index Fund)

An index is an unmanaged group of securities whose overall performance is used as a standard to measure investment performance. An index (or “passively managed”) fund tries to match, as closely as possible, the performance of an established target index.

Index funds are not actively managed by investment advisors who buy and sell securities based on research and analysis in an attempt to outperform a particular benchmark or the market as a whole. Rather, index funds simply attempt to mirror what the target index does, for better or for worse. The socially responsible criteria used by the Calvert Social Index may result in economic sector weightings that are significantly different from those of the overall market.

To track its target index as closely as possible, the Fund attempts to remain fully invested in stocks. To help stay fully invested, and to reduce transaction costs, the Fund may invest, to a limited extent in stock futures contracts, or other registered investment companies. The Fund may purchase U.S. Treasury securities in connection with its hedging activities.

The Fund uses a replication method of indexing. If assets should ever decline to below $20 million, it may use the sampling method.

Although index funds, by their nature tend to be tax-efficient investment vehicles, the Fund generally is managed without regard to tax ramifications.

Investment Selection Process

Investments are selected on the basis of their ability to contribute to the dual objectives of financial soundness and social criteria.

Potential investments for a Fund are first selected for financial soundness and then evaluated according to that Fund's social criteria.  To the greatest extent possible, the Funds seek to invest in companies that exhibit positive accomplishments with respect to one or more of the social criteria.  Investments for all Funds must meet the minimum standards for all its financial and social criteria.

Although each Fund's social criteria tend to limit the availability of investment opportunities more than is customary with other investment companies, Calvert and the Subadvisors of the Funds believe there are sufficient investment opportunities to permit full investment among issuers which satisfy each Fund's investment and social objectives.

The selection of an investment by a Fund does not constitute endorsement or validation by that Fund, nor does the exclusion of an investment necessarily reflect failure to satisfy the Fund's social criteria. Investors are invited to send a brief description of companies they believe might be suitable for investment.

Socially Responsible Investment Criteria

The Funds invest in accordance with the philosophy that long-term rewards to investors will come from those organizations whose products, services, and methods enhance the human condition and the traditional American values of individual initiative, equality of opportunity and cooperative effort.  In addition, we believe that there are long-term benefits in an investment philosophy that demonstrates concern for the environment, labor relations, human rights and community relations.  Those enterprises that exhibit a social awareness in these issues should be better prepared to meet future societal needs.  By responding to social concerns, these enterprises should not only avoid the liability that may be incurred when a product or service is determined to have a negative social impact or has outlived its usefulness, but also be better positioned to develop opportunities to make a profitable contribution to society.  These enterprises should be ready to respond to external demands and ensure that over the longer term they will be viable to seek to provide a positive return to both investors and society as a whole.

Each Fund has developed social investment criteria, detailed below.  These criteria represent standards of behavior which few, if any, organizations totally satisfy.  As a matter of practice, evaluation of a particular organization in the context of these criteria will involve subjective judgment by Calvert and the Subadvisors. All social criteria may be changed by the Board of Trustees/Directors without shareholder approval.

CSIF Portfolios, Calvert Capital Accumulation, Calvert Social Index Fund, Calvert Large Cap Growth, and Calvert New Vision Small Cap:

The Funds seek to invest in companies that:

-        Have good environmental compliance and performance records, develop and market innovative products and services, and embrace and advance sustainable development.

-        Provide safe and healthy work environments; negotiate fairly with their workers; treat their employees with dignity and respect; and provide opportunities for women, minorities, and others who have been discriminated against or denied equal opportunities.

-        Are responsible corporate citizens abroad, as well as at home, by developing and observing appropriate human rights standards.

-        Respect indigenous peoples and their territories, cultures, environment, and livelihood.

-        Produce or market products and services that are safe and enhance the health or quality of life of consumers.

-        Contribute to the quality of life in the communities where they operate, such as through corporate philanthropy and employee volunteerism.

The Funds seek to avoid investing in companies that:

-        Are the subject of serious labor related actions by federal, state  or local regulatory agencies.

-        Have recent significant environmental fines or violations; are significantly responsible for environmental accidents; or own or operate nuclear power plants or have substantial contracts to supply key components in the nuclear power process.

-        Have serious and persistent human rights problems or directly support governments that systematically deny human rights.

-        Have a pattern and practice of violating the rights of indigenous peoples.

-        Have harmful or unethical business practices.

-        Develop genetically-modified organisms for environmental release without countervailing social benefits such as demonstrating leadership in promoting safety, labeling, protection of indigenous rights, the interests of organic farmers and the interests of developing countries generally.

-        Abuse animals, cause unnecessary suffering and death of animals, or whose operations involve the exploitation or mistreatment of animals.

-        Manufacture tobacco products.

-        Are significantly involved in the manufacture of weapons.

-        Are significantly involved in the manufacture of alcoholic beverages.

-        Have direct involvement in gambling operations.

With respect to U.S. government securities, CSIF invests primarily in debt obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government whose purposes further, or are compatible with, the Fund's social criteria, such as obligations of the Student Loan Marketing Association, rather than general obligations of the U.S. Government, such as Treasury securities.

Calvert World Values International Equity

The spirit of CWVF International Equity's social criteria is similar to CSIF, but the application of the social analysis is significantly different. International investing brings unique challenges in terms of corporate disclosure, regulatory structures, environmental standards, and differing national and cultural priorities.  Due to these factors, the CWVF International Equity social investment standards are less stringent than those of CSIF.

CWVF International Equity seeks to invest in companies that:

-        Take positive steps to improve environmental management and performance, and provide innovative and forward-looking solutions to environmental problems through their products and services.

-        Have positive labor practices, including hiring and promoting women and ethnic minorities; respecting the right to form unions and bargain collectively; complying, at a minimum, with domestic hour and wage laws; and providing good health and safety standards.  We consider the International Labor Organization's basic conventions on worker rights as a guideline for our labor criteria.

-        Are responsible corporate citizens abroad, as well as at home, by developing and observing appropriate human rights standards.

-        Respect indigenous peoples and their territories, cultures, environment, and livelihood.

-        Produce or market products and services that are safe and enhance the health or quality of life of consumers.

-        Contribute to the quality of life in the communities where they operate, such as through corporate philanthropy and employee volunteerism.

CWVF International Equity seeks to avoid investing in companies that:

-        Directly contribute to the systematic denial of basic human rights.

-        Demonstrate a pattern of employing forced, compulsory or child labor.

-        Have poor environmental records, do not comply with local environmental regulations or, in our judgment, significantly contribute to environmental problems, regardless of local compliance; or own or operate nuclear power plants or have substantial contracts to supply key components in the nuclear power process.

-        Have harmful or unethical business practices.

-        Develop genetically-modified organisms for environmental release without countervailing social benefits such as demonstrating leadership in promoting safety, labeling, protection of indigenous rights, the interests of organic farmers and the interests of developing countries generally.

-        Derive more than 10% of revenues from the production of weapons systems.

-        Derive more than 10% of revenues from the production of tobacco or alcohol products.

Special Investment Programs

As part of Calvert's and our shareholders' ongoing commitment to providing and fostering innovative initiatives, the various Funds invest a small percentage of their respective assets in special investment programs  -- High Social Impact Investments, Special Equities, and the Calvert Manager Discovery Program.  Each Fund remains committed to delivering financial performance and societal impact.  The amount invested by any one Fund in these programs together ranged from 0.34% to 5.69% of assets, as of September 30, 2003.

High Social Impact Investments

CSIF Balanced, Bond and Equity, Calvert World Values International Equity, Capital Accumulation, New Vision Small Cap, Calvert Social Index Fund, and Large Cap Growth

High Social Impact Investments is a program that targets a percentage of the Fund's assets (up to 1% for each of CSIF Balanced, CSIF Equity and CSIF Bond, Calvert Social Index Fund, Large Cap Growth, and New Vision Small Cap and up to 3% for each of CWVF International Equity and Capital Accumulation) to directly support the growth of community-based organizations for the purposes of promoting business creation, housing development, and economic and social development of urban and rural communities. These types of investments offer a rate of return below the then-prevailing market rate, and are considered illiquid, unrated and below-investment grade. They also involve a greater risk of default or price decline than investment grade securities. However, they have a significant social return by making a tremendous difference in our local communities. High Social Impact Investments are valued under the direction and control of the Funds' Boards.

Pursuant to an exemptive order, the Funds invest those assets allocated for investment in high social impact investments through the purchase of Community Investment Notes from the Calvert Social Investment Foundation. The Calvert Social Investment Foundation is a non-profit organization, legally distinct from Calvert Group, organized as a charitable and educational foundation for the purpose of increasing public awareness and knowledge of the concept of socially responsible investing. It has instituted the Calvert Community

Investments program to raise assets from individual and institutional investors and then invest these assets directly in non-profit or not-for-profit community development organizations and community development banks that focus on low income housing, economic development and business development in urban and rural communities. The Funds may also invest directly in high social impact issuers.

Investments in High Social Impact Investments may hinder the Calvert Social Index Fund's ability to track the Index. For this reason, the Fund limits the amount of such investments to only 1% of Fund assets, and will not engage in this program until reaching $50 million in assets.

Special Equities

CSIF Balanced, CSIF Equity, Calvert World Values International Equity, and Capital Accumulation each have a Special Equities investment program that allows the Fund to promote especially promising approaches to social goals through privately placed investments. The investments are generally venture capital privately placed investments in small, untried enterprises. These include pre-IPO companies and private funds. The Special Equities Committee of each Fund identifies, evaluates, and selects the Special Equities investments.  Special Equities involve a high degree of risk -- they are subject to liquidity, information, and if a debt investment, credit risk. Special Equities are valued under the direction and control of the Funds' Boards. The Calvert Social Index Fund may engage in this program upon reaching $50 million in assets. Special Equities investments are limited to only 1% of the Calvert Social Index Fund's assets, and to 10% of the assets of each of CSIF Balanced, CSIF Equity, CWVF International Equity, and Capital Accumulation.

Manager Discovery Program

As part of Calvert's and CSIF shareholders' ongoing commitment to promoting equal opportunity, Calvert has introduced the Manager Discovery Program as a component of the CSIF Balanced Portfolio.  The program allocates up to 5% of the CSIF Balanced Portfolio assets to strong performing yet often overlooked minority and women-owned money management firms.  These firms must have a proven track record and investment discipline that mirror the investment objectives of the CSIF Balanced Portfolio.  The Manager Discovery Program brings a dynamic new perspective to the Portfolio, while maintaining Calvert's long-standing commitment to seeking financial performance and societal impact.

Shareholder Advocacy and Social Responsibility

As the Fund's investment advisor, Calvert takes a proactive role to make a tangible positive contribution to our society and that of future generations. Calvert seeks to positively influence corporate behavior through its role as a shareholder by pushing companies toward higher standards of social and environmental responsibility.

Calvert's activities may include but are not limited to:

Dialogue with companies

Calvert regularly initiates dialogue with management as part of its social research process. After the Fund has become a shareholder, Calvert often continues its dialogue with management through phone calls, letters and in-person meetings. Through its interaction, Calvert learns about management's successes and challenges and presses for improvement on issues of concern.

Proxy voting

As a shareholder in the various portfolio companies, the Fund is guaranteed an opportunity each year to express its views on issues of corporate governance and social responsibility at annual stockholder meetings. Calvert takes its voting responsibility seriously and votes all proxies consistent with the financial and social objectives of the Fund.

Shareholder resolutions

Calvert proposes resolutions on a variety of social issues. It files shareholder resolutions when its dialogue with corporate management proves unsuccessful to encourage a company to take action. In most cases, Calvert's efforts have led to negotiated settlements with positive results for shareholders and companies alike. For example, one of its shareholder resolutions resulted in the company's first-ever disclosure of its equal employment policies, programs and workforce demographics.

About Calvert

Calvert Asset Management Company, Inc. (Calvert), 4550 Montgomery Avenue, Suite 1000N, Bethesda, MD 20814, is the Funds' investment advisor. Calvert provides the Funds with investment supervision and management and office space; furnishes executive and other personnel to the Funds, and pays the salaries and fees of all Trustees/Directors who are affiliated persons of Calvert. It has been managing mutual funds since 1976. Calvert is the investment advisor for over 25 mutual fund portfolios, including the first and largest family of socially screened funds. As of December 31, 2003, Calvert had over $9.5 billion in assets under management.

Steven Falci serves as Calvert's Chief Investment Officer, Equities and oversees the investment strategy and management of all Calvert equity and balanced portfolios. This is Mr. Falci's 17th year in the securities industry. Calvert uses a team approach to its management of the fixed-income portfolios. Gregory Habeeb heads this team for Calvert's taxable fixed-income portfolios. Mr. Habeeb has over 20 years of experience as an analyst, trader, and portfolio manager. Matt Nottingham, CFA, is also a member of the fixed-income management team. Mr. Nottingham has 8 years of experience as an analyst, trader, and portfolio manager.

Subadvisors and Portfolio Managers

Brown Capital Management, Inc.; 1201 North Calvert Street, Baltimore, Maryland 21202, has managed part of the equity investments of CSIF Balanced since 1996, and Capital Accumulation since 1994. In 1997, Brown Capital became the sole Subadvisor for Capital Accumulation.  It uses a bottom-up approach that incorporates growth-adjusted price earnings, concentrating on mid-/large-cap growth stocks.

Eddie C. Brown, founder and President of Brown Capital Management, Inc., heads the portfolio management team for Capital Accumulation and Brown Capital's portion of CSIF Balanced. He brings over 24 years of management experience to the Funds, and has held positions with T. Rowe Price Associates and Irwing Management Company.

SSgA Funds Management, Inc (SSgA FM); One Lincoln Street, Boston, MA 02111, is a subsidiary of State Street Corporation. SSgA FM is an adviser registered with the U.S. Securities and Exchange Commission under the Investment Advisers Act of 1940. SSgA FM is the successor to State Street Global Advisors (SSgA), a division of State Street Bank and Trust Company.

SSgA FM's portfolio management team for both CSIF Enhanced Equity and CSIF Balanced is headed by senior portfolio manager,  Arlene Rockefeller, CFA.  Arlene is a Senior Principal of State Street Global Advisors and heads the Global Enhanced Equities Group.  Arlene specializes in portfolio construction, risk control, and implementation of enhanced equity portfolios.  Arlene is a member of the SSgA Investment Committee, the Investment Board of the Tuckerman Group, and a member of the Senior Management Group.  Arlene joined SSgA in 1982 with 5 years of experience in investment research.

Arlene holds a Bachelors degree in Statistics and a Masters degree in Informational Science from the University of Chicago.  She also holds a Masters of Business Administration degree, with honors, from Boston University and is a Chartered Financial Analyst.

Atlanta Capital Management Company, L.L.C.; Two Midtown Plaza, Suite 1600, 1349 West Peachtree Street, Atlanta, GA 30309, has managed CSIF Equity since September 1998.

Daniel W. Boone, III, C.F.A. heads the Atlanta portfolio management team for CSIF Equity. He is a senior Partner and senior investment professional for Atlanta Capital. He has been with the firm since 1976. He specializes in equity portfolio management and research. Before joining the firm, he held positions with the international firm of Lazard, Freres in New York, and Wellington Management Company. Mr. Boone has earned a MBA from the Wharton School of University of Pennsylvania, where he graduated with distinction, and a B.A. from Davidson College.

Grantham, Mayo, Van Otterloo & Co. LLC (GMO); 40 Rowes Wharf, Boston, Massachusetts, 02110 has managed the Calvert World Values International Equity Fund since 2002.

Thomas Hancock and Christopher M. Darnell co-head the portfolio management team for the Portfolio.  Mr. Hancock joined the firm in 1995, serving as a research analyst. He became a member of the firm in 2000 and is currently engaged in global quantitative equities portfolio management. Prior to joining the firm, he was a research scientist at Siemens and a software engineer at IBM. Mr. Hancock attended Rensselaer Polytechnic Institute (B.S.) and Harvard University (Ph.D.).

Mr. Darnell joined the firm in 1979, serving as a research analyst. He became a member of the firm in 1984 and Head of Quantitative Research in 1996. He has also served as Chief Investment Officer of Quantitative Investment Products and Chairman of the U.S. Equity Investment Policy Group at GMO. Prior to joining the firm, Mr. Darnell attended Yale University (B.A.) and Harvard University (M.B.A.).

Awad Asset Management, Inc. (Awad); 250 Park Avenue, New York, NY 10177, a subsidiary of Raymond James & Associates, has managed the New Vision Small Cap Fund since 1997. The firm specializes in the management of small-capitalization growth stocks. They emphasize a growth-at-a-reasonable-price investment philosophy.

James Awad, President of Awad, founded the firm in 1992. He heads the portfolio management team for New Vision Small Cap. Mr. Awad has more than 30 years experience in the investment business, holding positions with firms such as Neuberger & Berman and First Investors Corporation.

Bridgeway Capital Management, Inc.; 5615 Kirby Drive, Suite 518, Houston Texas 77005-2448, has managed Calvert Large Cap Growth (previously the Bridgeway Fund, Inc. Social Responsibility Portfolio) since its inception in 1994.

John Montgomery, founder and President of Bridgeway Capital Management, Inc., is responsible for selecting the securities that the Fund purchases and sells. Mr. Montgomery holds bachelor degrees from Swarthmore College in both engineering and philosophy and graduate degrees from MIT and Harvard Business School. He worked with computer modeling and quantitative methods as a research engineer at MIT in the late 70's. Later, as a student at Harvard, he investigated methods to apply modeling to portfolio management. Mr. Montgomery began applying these methods to his own investments in 1985. He left the transportation industry at the end of 1991 to perform full time research on his investment models.

World Asset Management, a division of Munder Capital Management; 255 E. Brown St., Birmingham, MI 48009, is the Subadvisor for Calvert Social Index Fund. It has been in the index business since the mid 1970s and specializes in passive portfolio management technique. It has managed the Fund since inception.

Profit Investment Management; 8720 Georgia Avenue, Suite 808, Silver Spring, Maryland 20910, manages a portion of the equity assets of CSIF Balanced Portfolio. Profit is a part of Calvert's Manager Discovery Program.

Eugene A. Profit founded Profit Investment Management in 1996. He serves as president and chief investment officer, as well as portfolio manager of the Profit Value Fund. He holds a BA in economics from Yale University.

Each of the Funds has obtained an exemptive order from the Securities and Exchange Commission to permit the Fund, pursuant to approval by the Board of Trustees/Directors, to enter into and materially amend contracts with the Fund's Subadvisor without shareholder approval. See “Investment Advisor and Subadvisor” in the SAI for further details.

Advisory Fees

The following table shows the aggregate annual advisory fee paid by each Fund for the most recent fiscal year as a percentage of that Fund's average daily net assets. This figure is the total of all Advisory fees (paid to Calvert) and Subadvisory fees (paid to applicable Subadvisors, if any, by Calvert or the Fund). Note, the advisory fee does not include any administrative service fees.

Fund	Advisory Fee
CSIF Balanced	0.425%
CSIF Equity	0.50%
Calvert Social Index Fund	0.225%
CSIF Enhanced Equity	0.60%
Calvert Large Cap Growth	0.88%1
Capital Accumulation	0.65%
CWVF International Equity	0.75%
Calvert New Vision Small Cap	0.75%
CSIF Bond	0.35%
CSIF Money Market	0.30%

1       This includes a 0.45% subadvisory fee the Fund pays directly to the Subadvisor. The Subadvisor may earn (or have its base fee reduced by) a performance adjustment of plus or minus 0.25%, based on the extent to which performance of the Fund exceeds or trails the index against which it is measured.

HOW TO BUY SHARES

Getting Started -- Before You Open an Account

You have a few decisions to make before you open an account in a mutual fund.

         First, decide which fund or funds best suits your needs and your goals.

         Second, decide what kind of account you want to open. Calvert offers individual, joint, trust, Uniform Gifts/Transfers to Minor Accounts, Traditional, Education and Roth IRAs, Qualified Profit-Sharing and Money Purchase Plans, SIMPLE IRAs, SEP-IRAs, 403(b)(7) accounts, and several other types of accounts. Minimum investments are lower for the retirement plans.

         Then decide which class of shares is best for you. You should make this decision carefully, based on:

-        the amount you wish to invest;

-        the length of time you plan to keep the investment; and

-        the Class expenses.

Choosing a Share Class

CSIF Money Market offers only one class of shares (Class O), which is sold without a sales charge. The other Funds in this prospectus offer three different Classes (Class A, B, and C). This chart shows the difference in the Classes and the general types of investors who may be interested in each Class:

Class A: Front-End Sales Charge

For all investors, particularly those investing a substantial amount who plan to hold the shares for a long period of time.

Sales charge on each purchase of 4.75% or less (3.75% or less for CSIF Bond), depending on the  amount you invest.

Class A shares have annual 12b-1 fee of up to 0.35%.

Class A shares have lower annual expenses than Class B and C due to a lower 12b-1 fee.

Purchases of Class A shares at NAV for accounts with $1,000,000 or more on which a finder's fee has been paid will be subject to a 0.80% deferred sales charge for 1 year.

Class B: Deferred Sales Charge for 6 years (4 years for CSIF Bond)

For investors who plan to hold the shares at least 6 years (4 for CSIF Bond). The expenses of this class are higher than Class A, because of the 12b-1 fee.

No sales charge on each purchase, but if you sell your shares within 6 years, you will pay a deferred sales charge of 5% or less on shares you sell (4% or less on shares of CSIF Bond you sell within 4 years of purchase).

Class B shares have an annual 12b-1 fee of 1.00%.

Your shares will automatically convert to Class A shares after 8 years (6 years for CSIF Bond), reducing your future annual expenses.

If you are investing more than $250,000, you should consider investing in Class A or C.

Class C: Deferred Sales Charge for 1 year

For investors who are investing for at least one year, but less than six  years. The expenses of this Class are higher than Class A, because of the  12b-1 fee.

No sales charge on each purchase, but if you sell shares within 1 year, then you will pay a deferred sales charge of 1% at that time.

Class C shares have an annual 12b-1 fee of 1.00%.

Class C shares have higher annual expenses than Class A and there is no automatic conversion to Class A.

If you are investing more than $1,000,000, you should invest in Class A.

Class A

If you choose Class A, you will pay a sales charge at the time of each purchase. This table shows the charges both as a percentage of offering price and as a percentage of the amount you invest. The term “offering price” includes the front-end sales charge. If you invest more, the percentage rate of sales charge will be lower. For example, if you invest more than $50,000 of CSIF Balanced, or if your cumulative purchases or the value in your account is more than $50,000,4 then the sales charge is reduced to 3.75%.

	CSIF Balanced, Equity, Enhanced Equity; Capital Accumulation CWVF International Equity Calvert New Vision Small Cap Calvert Social Index Fund Calvert Large Cap Growth		CSIF Bond

Your investment in	Sales Charge %	% of Amt.	Sales Charge %	% of Amt.
Class A shares	of offering price	Invested	of offering price	Invested

Less than $50,000	4.75%	4.99%	3.75%	3.90%
$50,000 but less than $100,000	3.75%	3.90%	3.00%	3.09%
$100,000 but less than $250,000	2.75%	2.83%	2.25%	2.30%
$250,000 but less than $500,000	1.75%	1.78%	1.75%	1.78%
$500,000 but less than $1,000,000	1.00%	1.01%	1.00%	1.01%
$1,000,000 and over	None5	None5	None5	None5

4       This is called “Rights of Accumulation.” The sales charge is calculated by taking into account not only the dollar amount of the new purchase of shares, but also the higher of cost or current value of shares you have previously purchased in Calvert Funds that impose sales charges. See Exhibit A.

5       Purchases of Class A shares at NAV for accounts with $1,000,000 or more on which a finder's fee has been paid are subject to a one year CDSC of 0.80%. See the “Calculation of Contingent Deferred Sales Charge and Waiver of Sales Charges.”

The Class A front-end sales charge may be waived for certain purchases or investors, such as participants in certain group retirement plans or other qualified groups and clients of registered investment advisers. For details on these and other purchases that may qualify for a reduced sales charge, see Exhibit A.

Class B

If you choose Class B, there is no front-end sales charge like Class A, but if you sell the shares within the first 6 years (or 4 years for CSIF Bond), you will have to pay a “contingent deferred” sales charge (“CDSC”). This means that you do not have to pay the sales charge unless you sell your shares within the first 6 years after purchase (or 4 years for CSIF Bond). Keep in mind that the longer you hold the shares, the less you will have to pay in deferred sales charges.

	CSIF Balanced, Equity, Enhanced Equity; Capital Accumulation CWVF International Equity Calvert New Vision Small Cap Calvert Social Index Fund Calvert Large Cap Growth	CSIF Bond

Time Since Purchase	CDSC	CDSC
1st year	5%	4%
2nd year	4%	3%
3rd year	4%	2%
4th year	3%	1%
5th year	2%	None
6th year	1%	None
After 6 years	None	None

Calculation of Contingent Deferred Sales Charge and Waiver of Sales Charges

The CDSC will not be charged on shares you received as dividends or from capital gains distributions or on any capital appreciation (gain in the value) of shares that are sold.

Shares that are not subject to the CDSC will be redeemed first, followed by shares you have held the longest. The CDSC is calculated by determining the share value at both the time of purchase and redemption and then multiplying whichever value is less by the percentage that applies as shown above. For example, if you invested $5,000 in CSIF Equity Class B shares three years ago, and it is now worth $5,750, the CDSC will be calculated by taking the lesser of the two values ($5,000), and multiplying it by 4%, for a CDSC of $200. If you choose to sell only part of your shares, the capital appreciation for those shares only is included in the calculation, rather than the capital appreciation for the entire account.

The CDSC on Class B Shares will be waived in the following circumstances:

-        Redemption upon the death or disability of the shareholder, plan participant, or beneficiary.6

-        Minimum required distributions from retirement plan accounts for shareholders 70 1/2 and older.7

-        The return of an excess contribution or deferral amounts, pursuant to sections 408(d)(4) or (5), 401(k)(8), 402(g)(2), or 401(m)(6) of the Internal Revenue Code.

-        Involuntary redemptions of accounts under procedures set forth by the Fund's Board of Trustees/Directors.

-        A single annual withdrawal under a systematic withdrawal plan of up to 10% per year of the shareholder's account balance, but no sooner than nine months from purchase date or within 30 days of a redemption. This systematic withdrawal plan requires a minimum account balance of $50,000 to be established.

Class C

If you choose Class C, there is no front-end sales charge like Class A, but if you sell the shares within the first year, you will have to pay a 1% CDSC. Class C may be a good choice for you if you plan to buy shares and hold them for at least 1 year, but not more than five or six years.

Distribution and Service Fees

Each Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 that allows the Fund to pay distribution fees for the sale and distribution of its shares. The distribution plan also pays service fees to persons (such as your financial professional) for services provided to shareholders. Because these fees are paid out of a Fund's assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Please see Exhibit B for more service fee information.

6       “Disability” means a total disability as evidenced by a determination by the federal Social Security Administration.

7       The maximum amount subject to this waiver is based only upon the shareholder's Calvert retirement accounts.

The table below shows the maximum annual percentage payable under the distribution plan, and the amount actually paid by each Fund for the most recent fiscal year. The fees are based on average daily net assets by particular Class.

         Maximum Payable under Plan/Amount Actually Paid

CSIF Money Market 0.25%/0.00%

	Class A	Class B	Class C
CSIF Balanced	0.35%/0.23%	1.00%/1.00%	1.00%/1.00%
CSIF Equity	0.35%/0.25%	1.00%/1.00%	1.00%/1.00%
Calvert Social Index Fund	0.25%/0.25%	1.00%/1.00%	1.00%/1.00%
CSIF Enhanced Equity	0.25%/0.25%	1.00%/1.00%	1.00%/1.00%
Calvert Large Cap Growth	0.25%/0.25%	1.00%/1.00%	1.00%/1.00%
Capital Accumulation	0.35%/0.35%	1.00%/1.00%	1.00%/1.00%
CWVF International Equity	0.35%/0.25%	1.00%/1.00%	1.00%/1.00%
New Vision Small Cap	0.25%/0.25%	1.00%/1.00%	1.00%/1.00%
CSIF Bond	0.35%/0.20%	1.00%/1.00%	1.00%/1.00%

Next Step -- Account Application

Complete and sign an application for each new account. When multiple classes of shares are offered, please specify which class you wish to purchase. For more information, contact your financial professional or our shareholder services department at 800-368-2748.

Minimum To Open an Account

CSIF Balanced       $1,000

CSIF Equity  $1,000

CSIF Bond   $1,000

CSIF Money Market $1,000

Calvert Large Cap Growth $2,000

CWVF International Equity $2,000

Capital Accumulation       $2,000

New Vision Small Cap     $2,000

CSIF Enhanced Equity      $5,000

Calvert Social Index Fund  $5,000 ($2,000 for IRAs)

Minimum additional investments

$250; The Funds may charge a $2.00 service fee on purchases of less than $250.

Please make your check payable to the Fund and mail it to:

New Accounts                          Subsequent investments

(include application):                 (include investment slip):

Calvert                                    Calvert

P.O. Box 219544                      P.O. Box 219739

Kansas City, MO 64121-9544     Kansas City, MO 64121-9739

By Registered,	Calvert
Certified, or	c/o BFDS
Overnight Mail	330 West 9th Street
Kansas City, MO 64105-1807

Federal regulations require all financial institutions to obtain, verify and record information that identifies each person who opens an account.  The Fund requires your name, date of birth, residential street address or principal place of business, social security number, employer identification number or other governmental issued identification when you open an account in order to verify your identity.  The Fund may place limits on account transactions while it is in the process of attempting to verify your identity.  If the Fund is unable to verify your identity, the Fund may be required to redeem your shares and close your account.

IMPORTANT -- HOW SHARES ARE PRICED

The price of shares is based on each Fund's net asset value (“NAV”). NAV is computed by adding the value of a Fund's holdings plus other assets, subtracting liabilities, and then dividing the result by the number of shares outstanding. If a Fund has more than one class of shares, the NAV of each class will be different, depending on the number of shares outstanding for each class.

Portfolio securities and other assets are valued based on market quotations.

CSIF Money Market is valued according to the “amortized cost” method, which is intended to stabilize the NAV at $1 per share. If market quotations are not readily available, securities are valued by a method that the Fund's Board of Trustees/Directors believes accurately reflects fair value. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account.

The NAV is calculated as of the close of each business day, which coincides with the closing of the regular session of the New York Stock Exchange (“NYSE”) (generally 4 p.m. ET), and at such other times as may be necessary or appropriate. Each Fund is open for business each day the NYSE is open.

Some Funds hold securities that are primarily listed on foreign exchanges that trade on days when the NYSE is closed. These Funds do not price shares on days when the NYSE is closed, even if foreign markets may be open. As a result, the value of the Fund's shares may change on days when you will not be able to buy or sell your shares.

WHEN YOUR ACCOUNT WILL BE CREDITED

Your purchase will be processed at the next NAV calculated after your order is received and in good order. All of your purchases must be made in U.S. dollars.

No cash or third party checks will be accepted. No credit card or credit loan checks will be accepted.  Each Fund reserves the right to suspend the offering of shares for a period of time or to reject any specific purchase order. All purchases must be sent to the Transfer Agent; however, as a convenience, check purchases received at Calvert's office in Bethesda, Maryland will be sent by overnight delivery to the Transfer Agent and will be credited the next business day upon receipt. Any check purchase received without an investment slip may cause delayed crediting. Any purchase less than the $250 minimum for subsequent investments may be charged a service fee of $2. If your check does not clear your bank, your purchase will be canceled and you will be charged a $25 fee plus any costs incurred. All purchases will be confirmed and credited to your account in full and fractional shares (rounded to the nearest 1/1000th of a share).

CSIF Money Market

Your purchase will be credited at the net asset value calculated after your order is received and accepted. If the Transfer Agent receives your wire purchase by 5 p.m. ET, your account will begin earning dividends on the next business day. Exchanges begin earning dividends the next business day after the exchange request is received by mail or telephone. Purchases received by check will begin earning dividends the next business day after they are credited to the account.

OTHER CALVERT FEATURES / POLICIES

Calvert Information Network

For 24 hour performance and account information call 800-368-2745 or visit www.calvert.com

You can obtain current performance and pricing information, verify account balances, and authorize certain transactions with the convenience of one phone call, 24 hours a day.

Note: The information on our website is not incorporated by reference into this prospectus; our website address is included as an inactive textual reference only.

Account Services

By signing up for services when you open your account, you avoid having to obtain a signature guarantee. If you wish to add services at a later date, a signature guarantee to verify your signature may be obtained from any bank, trust company and savings and loan association, credit union, broker-dealer firm or member of a domestic stock exchange. A notary public cannot provide a signature guarantee.

Calvert Money Controller

Calvert Money Controller allows you to purchase or sell shares by electronic funds transfer without the time delay of mailing a check or the added expense of a wire. Use this service to transfer up to $300,000 electronically. Allow one or two business days after you place your request for the transfer to take place. Money transferred to purchase new shares will be subject to a hold of up to 10 business days before redemption requests are honored.  Transaction requests must be received by 4 p.m. ET. You may request this service on your initial account application.  Calvert Money Controller transactions returned for insufficient funds will incur a $25 charge.

Telephone Transactions

You may purchase, redeem, or exchange shares, wire funds and use Calvert Money Controller by telephone if you have pre-authorized service instructions. You receive telephone privileges automatically when you open your account unless you elect otherwise. For our mutual protection, the Fund, the shareholder servicing agent and their affiliates use precautions such as verifying shareholder identity and recording telephone calls to confirm instructions given by phone. A confirmation statement is sent for most transactions; please review this statement and verify the accuracy of your transaction immediately.

Exchanges

Calvert offers a wide variety of investment options that includes common stock funds, tax-exempt and corporate bond funds, and money market funds (call your broker or Calvert representative for more information). We make it easy for you to purchase shares in other Calvert funds if your investment goals change. The exchange privilege offers flexibility by allowing you to exchange shares on which you have already paid a sales charge from one mutual fund to another at no additional charge.

Complete and sign an account application, taking care to register your new account in the same name and taxpayer identification number as your existing Calvert account(s). Exchange instructions may then be given by telephone if telephone redemptions have been authorized and the shares are not in certificate form.

Before you make an exchange, please note the following:

Each exchange represents the sale of shares of one Fund and the purchase of shares of another. Therefore, you could realize a taxable gain or loss.

You may exchange shares acquired by reinvestment of dividends or distributions into another Calvert Fund at no additional charge.

Shares may only be exchanged for shares of the same class of another Calvert Fund.

No CDSC is imposed on exchanges of shares subject to a CDSC at the time of the exchange. The applicable CDSC is imposed at the time the shares acquired by the exchange are redeemed.

Exchange requests will not be accepted on any day when Calvert is open but the Fund's custodian bank is closed (e.g., Columbus Day and Veteran's Day); these exchange requests will be processed the next day the Fund's custodian bank is open.

Each Fund reserves the right to terminate or modify the exchange privilege with 60 days' written notice.

Market Timing Policy

In general, the Funds are designed for long-term investment.  Accordingly, Calvert has adopted policies and procedures in an effort to detect and prevent market timing in its Funds.  Market timing typically involves frequent, short-term trading of  Fund shares, that, in Calvert's opinion, may have a disruptive effect on the management of the Fund, drive up transaction costs for the Fund, and/or otherwise adversely affect the Fund and its shareholders.   In addition to the right of each Fund to impose redemption fees on short-term trading, Calvert may reject any purchase or exchange request we believe to be market timing.

Each Fund and the distributor reserve the right at any time to reject or cancel any part of any purchase or exchange order; modify any terms or conditions of purchase of shares of any Fund; or withdraw all or any part of the offering made by this prospectus.

Electronic Delivery of Prospectuses and Shareholder Reports

You may request to receive electronic delivery of prospectuses and annual and semi-annual reports.

Combined General Mailings (Householding)

Multiple accounts with the same social security number will receive one mailing per household of information such as prospectuses and semi-annual and annual reports. Call customer service at 800-368-2745 to request further grouping of accounts to receive fewer mailings, or to request that each account still receive a separate mailing. Separate statements will be generated for each separate account and will be mailed in one envelope for each combination above.

Special Services and Charges

Each Fund pays for shareholder services but not for special services that are required by a few shareholders, such as a request for a historical transcript of an account or a stop payment on a draft. You may be required to pay a fee for these special services; for example, the fee for stop payments is $25. CSIF Money Market will charge a service fee of $25 for drafts returned for insufficient or uncollected funds.

If you are purchasing shares through a program of services offered by a broker/dealer or financial institution, you should read the program materials together with this Prospectus. Certain features may be modified in these programs.  Investors may be charged a fee if they effect transactions in Fund shares through a broker or agent.

Minimum Account Balance

Please maintain a balance in each of your Fund accounts of at least $1,000 per class ($5,000 for CSIF Enhanced Equity and Calvert Social Index Fund). If the balance in your account falls below the minimum during a month, a fee may be charged to your account (CSIF Money Market, $3/month;  CSIF Enhanced Equity, Calvert Large Cap Growth and Calvert Social Index Fund $15/year).

If the balance in your account falls below the minimum during a month, the account may be closed and the proceeds mailed to the address of record.  You will receive notice that your account is below the minimum, and will be closed if the balance is not brought up to the required minimum within 30 days.

DIVIDENDS, CAPITAL GAINS, AND TAXES

Each Fund pays dividends from its net investment income as shown below. Net investment income consists of interest income, net short-term capital gains, if any, and dividends declared and paid on investments, less expenses. Distributions of net short-term capital gains (treated as dividends for tax purposes) and net long-term capital gains, if any, are normally paid once a year; however, the Funds do not anticipate making any such distributions unless available capital loss carryovers have been used or have expired. Dividend and distribution payments will vary between classes.

CSIF Money Market Accrued daily, paid monthly

CSIF Bond   Paid monthly

CSIF Balanced       Paid quarterly

CSIF Equity  Paid annually

Calvert Social Index Fund  Paid annually

CSIF Enhanced Equity      Paid annually

Calvert Large Cap Growth Paid annually

Capital Accumulation       Paid annually

CWVF International Equity Paid annually

New Vision Small Cap      Paid annually

Dividend Payment Options

Dividends and any distributions are automatically reinvested in the same Fund at NAV (without sales charge), unless you elect to have amounts of $10 or more paid in cash (by check or by Calvert Money Controller). Dividends and distributions from any Calvert Fund may be automatically invested in an identically registered account in any other Calvert Fund at NAV. If reinvested in the same account, new shares will be purchased at NAV on the reinvestment date, which is generally 1 to 3 days prior to the payment date. You must notify the Funds in writing to change your payment options. If you elect to have dividends and/or distributions paid in cash, and the U.S. Postal Service returns the check as undeliverable, it, as well as future dividends and distributions, will be reinvested in additional shares. No dividends will accrue on amounts represented by uncashed distribution or redemption checks.

Buying a Dividend (Not Applicable to Money Market Funds)

At the time of purchase, the share price of each class may reflect undistributed income, capital gains or unrealized appreciation of securities. Any income or capital gains from these amounts which are later distributed to you are fully taxable. On the record date for a distribution, share value is reduced by the amount of the distribution. If you buy shares just before the record date (“buying a dividend”) you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

Federal Taxes

In January, each Fund will mail you Form 1099-DIV indicating the federal tax status of dividends and any capital gain distributions paid to you during the past year. Generally, dividends and distributions are taxable in the year they are paid. However, any dividends and distributions paid in January but declared during the prior three months are taxable in the year declared. Dividends and distributions are taxable to you regardless of whether they are taken in cash or reinvested. Dividends, including short-term capital gains, are taxable as ordinary income. Distributions from long-term capital gains are taxable as long-term capital gains, regardless of how long you have owned shares.

For Non-Money Market Funds

You may realize a capital gain or loss when you sell or exchange shares. This capital gain or loss will be short- or long-term, depending on how long you have owned the shares which were sold. In January, these Funds will mail you Form 1099-B indicating the total amount of all sales, including exchanges. You should keep your annual year-end account statements to determine the cost (basis) of the shares to report on your tax returns.

Other Tax Information

In addition to federal taxes, you may be subject to state or local taxes on your investment, depending on the laws in your area. You will be notified to the extent, if any, that dividends reflect interest received from U.S. government securities. Such dividends may be exempt from certain state income taxes.

Taxpayer Identification Number

If we do not have your correct Social Security or Taxpayer Identification Number (“TIN”) and a signed certified application or Form W-9, Federal law requires us to withhold 28% of your reportable dividends, and possibly 28% of certain redemptions. In addition, you may be subject to a fine by the Internal Revenue Service. You will also be prohibited from opening another account by exchange. If this TIN information is not received within 60 days after your account is established, your account may be redeemed (closed) at the current NAV on the date of redemption. Calvert reserves the right to reject any new account or any purchase order for failure to supply a certified TIN.

HOW TO SELL SHARES

You may redeem all or a portion of your shares on any day your Fund is open for business, provided the amount requested is not on hold. When you purchase by check or with Calvert Money Controller (electronic funds transfer), the purchase will be on hold for up to 10 business days from the date of receipt. During the hold period, redemptions proceeds will not be sent until the Transfer Agent is reasonably satisfied that the purchase payment has been collected. Drafts written on CSIF Money Market during the hold period will be returned for uncollected funds. Your shares will be redeemed at the next NAV calculated after your redemption request is received by the transfer agent in good order (less any applicable CDSC and redemption fee). The proceeds will normally be sent to you on the next business day, but if making immediate payment could adversely affect your Fund, it may take up to seven (7) days to make payment. Calvert Money Controller redemptions generally will be credited to your bank account by the second business day after your phone call. The Funds have the right to redeem shares in assets other than cash for redemption amounts exceeding, in any 90-day period, $250,000 or 1% of the net asset value of the affected Fund, whichever is less. The Fund reserves the right to suspend or postpone redemptions during any period when: (a) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed all day for other than customary weekend and holiday closings; (b) the SEC has granted an order to the Fund permitting such suspension; or (c) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable. Please note that there are some federal holidays, however, such as Columbus Day and Veterans' Day, when the NYSE is open and the Fund is open but redemptions cannot be mailed or wired because the post offices and banks are closed.

Follow these suggestions to ensure timely processing of your redemption request:

By Telephone

You may redeem shares from your account by telephone and have your money mailed to your address of record or electronically transferred or wired to a bank you have previously authorized. A charge of $5 may be imposed on wire transfers of less than $1,000.

Written Requests

Calvert, P.O. Box 219544, Kansas City, MO 64121-9544

Your letter should include your account number and fund and the number of shares or the dollar amount you are redeeming. Please provide a daytime telephone number, if possible, for us to call if we have questions. If the money is being sent to a new bank, person, or address other than the address of record, your letter must be signature guaranteed.

Draftwriting (CSIF Money Market only)

You may redeem shares in your CSIF Money Market account by writing a draft for at least $250. If you complete and return the signature card for draftwriting, the Portfolio will mail bank drafts to you, printed with your name and address. Drafts may not be ordered until your initial purchase has cleared. Calvert will provide printed drafts (checks). You may not print your own. Any customer-printed checks will not be honored and will be returned without notice. CSIF

Money Market will charge a service fee of $25 for drafts returned for insufficient or uncollected funds. CSIF Money Market will charge $25 for any stop payment on drafts. As a service to shareholders, shares may be automatically transferred between your Calvert accounts to cover drafts you have written. The signature of only one authorized signer is required to honor a draft.

Systematic Check Redemptions

If you maintain an account with a balance of $10,000 or more, you may have up to two (2) redemption checks for a fixed amount mailed to you at your address of record on the 15th of the month, simply by sending a letter with all information, including your account number, and the dollar amount ($100 minimum). If you would like a regular check mailed to another person or place, your letter must be signature guaranteed. Unless they otherwise qualify for a waiver, Class B or Class C shares redeemed by Systematic Check Redemption will be subject to the Contingent Deferred Sales Charge.

Corporations and Associations

Your letter of instruction and corporate resolution should be signed by person(s) authorized to act on the account, accompanied by signature guarantee(s).

Trusts

Your letter of instruction should be signed by the Trustee(s) (as Trustee(s)), with a signature guarantee. (If the Trustee's name is not registered on your account, please provide a copy of the trust document, certified within the last 60 days).

Through your Dealer

Your dealer must receive your request before the close of regular trading on the NYSE to receive that day's NAV. Your dealer will be responsible for furnishing all necessary documentation to Calvert and may charge you for services provided.

Request in “Good Order”

All redemption requests must be received by the transfer agent in “good order.” This means that your request must include:

-        The Fund name and account number.

-        The amount of the transaction (in dollars or shares).

-        Signatures of all owners exactly as registered on the account (for mail requests).

-        Signature guarantees (if required).*

-        Any supporting legal documentation that may be required.

-        Any outstanding certificates representing shares to be redeemed.

*For instance, a signature guarantee must be provided by all registered account shareholders when redemption proceeds are sent to a different person or address

A signature guarantee can be obtained from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. Please note: Notarization is not the equivalent of a signature guarantee.

Transactions are processed at the next determined share price after the transfer agent has received all required information.

Redemption Fee

Each Fund (except CSIF Money Market) charges a 2% redemption fee on redemptions, including exchanges, within 30 days of purchase into that Fund.

The redemption fee will be waived in the following circumstances:

-        Redemption upon the death or disability of the shareholder, plan participant, or beneficiary.6

-        Minimum required distributions from retirement plan accounts for shareholders 70 1/2 and older. The maximum amount subject to this waiver is based only upon the shareholder's Calvert retirement accounts.

-        The return of an excess contribution or deferral amounts, pursuant to sections 408(d)(4) or (5), 401(k)(8), 402(g)(2), or 401(m)(6) of the Internal Revenue Code.

-        Involuntary redemptions of accounts under procedures set forth by the Fund's Board of Trustees/Directors.

-        Redemption for the reallocation of purchases received under a systematic investment plan, or by a discretionary platform for mutual fund wrap programs for rebalancing purposes.

6       “Disability” means a total disability as evidenced by a determination by the federal Social Security Administration.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Funds' financial performance for the past five (5) fiscal years (or if shorter, the period of the Fund's operations). The Funds' fiscal year end is September 30. Certain information reflects financial results for a single share, by Fund and Class. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions), and does not reflect any applicable front- or back-end sales charge. The information has been derived from the Fund's financial statements, which for 2002 and 2003 have been audited by KPMG LLP whose most recent report, along with a Fund's financial statements, are included in the Fund's annual report, which is available upon request. The information for years presented prior to September 30, 2002 has been audited by other auditors.

CSIF Balanced

Financial Highlights

		Years Ended
		September 30,	September 30,
Class A Shares		2003	2002
Net asset value, beginning		$21.44	$24.48
Income from investment operations
Net investment income		.38	.56
Net realized and unrealized gain (loss)		2.87	(3.04)
Total from investment operations		3.25	(2.48)
Distributions from
Net investment income		(.34)	(.56)
Total distributions		(.34)	(.56)
Total increase (decrease) in net asset value		2.91	(3.04)
Net asset value, ending		$24.35	$21.44

Total return*		15.28%	(10.38%)
Ratios to average net assets:
Net investment income		1.67%	2.23%
Total expenses		1.25%	1.25%
Expenses before offsets		1.25%	1.25%
Net expenses		1.24%	1.25%
Portfolio turnover		175%	192%
Net assets, ending (in thousands)		$480,201	$458,947

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2001	2000	1999
Net asset value, beginning	$33.23	$32.14	$32.45
Income from investment operations
Net investment income	.84	.86	.68
Net realized and unrealized gain	(6.37)	3.08	3.03
Total from investment operations	(5.53)	3.94	3.71
Distributions from
Net investment income	(.82)	(.80)	(.66)
Net realized gains	(2.40)	(2.05)	(3.36)
Total distributions	(3.22)	(2.85)	(4.02)
Total increase (decrease) in net asset value	(8.75)	1.09	(.31)
Net asset value, ending	$24.48	$33.23	$32.14

Total return*	(17.74%)	12.75%	11.52%
Ratios to average net assets:
Net investment income	2.98%	2.58%	2.05%
Total expenses	1.20%	1.19%	1.17%
Expenses before offsets	1.20%	1.19%	1.17%
Net expenses	1.19%	1.17%	1.15%
Portfolio turnover	214%	184%	175%
Net assets, ending (in thousands)	$532,008	$705,355	$708,655

		Years Ended
		September 30,	September 30,
Class B Shares		2003	2002
Net asset value, beginning		$21.31	$24.33
Income from investment operations
Net investment income		.13	.29
Net realized and unrealized gain (loss)		2.86	(3.01)
Total from investment operations		2.99	(2.72)
Distributions from
Net investment income		(.12)	(.30)
Total distributions		(.12)	(.30)
Total increase (decrease) in net asset value		2.87	(3.02)
Net asset value, ending		$24.18	$21.31

Total return*		14.06%	(11.31%)
Ratios to average net assets:
Net investment income		.55%	1.17%
Total expenses		2.34%	2.31%
Expenses before offsets		2.34%	2.31%
Net expenses		2.34%	2.31%
Portfolio turnover		175%	192%
Net assets, ending (in thousands)		$19,670	$14,805

		Years Ended
	September 30,	September 30,	September 30,
Class B Shares	2001	2000	1999
Net asset value, beginning	$33.02	$31.97	$32.38
Income from investment operations
Net investment income	.56	.53	.35
Net realized and unrealized gain (loss)	(6.32)	3.06	2.94
Total from investment operations	(5.76)	3.59	3.29
Distributions from
Net investment income	(.53)	(.49)	(.34)
Net realized gains	(2.40)	(2.05)	(3.36)
Total distributions	(2.93)	(2.54)	(3.70)
Total increase (decrease) in net asset value	(8.69)	1.05	(.41)
Net asset value, ending	$24.33	$33.02	$31.97

Total return*	(18.54%)	11.63%	10.15%
Ratios to average net assets:
Net investment income	1.95%	1.60%	.85%
Total expenses	2.22%	2.20%	2.40%
Expenses before offsets	2.22%	2.20%	2.40%
Net expenses	2.20%	2.18%	2.38%
Portfolio turnover	214%	184%	175%
Net assets, ending (in thousands)	$14,361	$13,580	$9,910

		Years Ended
		September 30,	September 30,
Class C Shares		2003	2002
Net asset value, beginning		$21.12	$24.10
Income from investment operations
Net investment income		.13	.29
Net realized and unrealized gain (loss)		2.82	(2.96)
Total from investment operations		2.95	(2.67)
Distributions from
Net investment income		(.12)	(.31)
Total distributions		(.12)	(.31)
Total increase (decrease) in net asset value		2.83	(2.98)
Net asset value, ending		$23.95	$21.12

Total return*		14.02%	(11.25%)
Ratios to average net assets:
Net investment income		.59%	1.20%
Total expenses		2.31%	2.29%
Expenses before offsets		2.31%	2.29%
Net expenses		2.30%	2.28%
Portfolio turnover		175%	192%
Net assets, ending (in thousands)		$16,585	$12,626

		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2001	2000	1999
Net asset value, beginning	$32.74	$31.70	$32.05
Income from investment operations
Net investment income	.56	.51	.36
Net realized and unrealized gain	(6.29)	3.05	2.98
Total from investment operations	(5.73)	3.56	3.34
Distributions from
Net investment income	(.51)	(.47)	(.33)
Net realized gains	(2.40)	(2.05)	(3.36)
Total distributions	(2.91)	(2.52)	(3.69)
Total increase (decrease) in net asset value	(8.64)	1.04	(.35)
Net asset value, ending	$24.10	$32.74	$31.70

Total return*	(18.60%)	11.64%	10.43%
Ratios to average net assets:
Net investment income	1.98%	1.58%	1.04%
Total expenses	2.19%	2.19%	2.19%
Expenses before offsets	2.19%	2.19%	2.19%
Net expenses	2.18%	2.17%	2.17%
Portfolio turnover	214%	184%	175%
Net assets, ending (in thousands)	$12,889	$15,263	$13,646

CSIF Equity

Financial Highlights

		Years Ended
		September 30,	September 30,
Class A Shares		2003	2002
Net asset value, beginning		$23.84	$27.72
Income from investment operations
Net investment income (loss)		(.06)	(.04)
Net realized and unrealized gain (loss)		5.67	(2.96)
Total from investment operations		5.61	(3.00)
Distributions from
Net realized gains		(.02)	(.88)
Total increase (decrease) in net asset value		5.59	(3.88)
Net asset value, ending		$29.43	$23.84

Total return*		23.56%	(11.58%)
Ratios to average net assets:
Net investment income (loss)		(.26%)	(.12%)
Total expenses		1.29%	1.29%
Expenses before offsets		1.29%	1.29%
Net expenses		1.29%	1.29%
Portfolio turnover		29%	28%
Net assets, ending (in thousands)		$530,322	$326,112

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2001	2000	1999
Net asset value, beginning	$33.05	$27.06	$20.36
Income from investment operations
Net investment income (loss)	(.02)	(.06)	(.07)
Net realized and unrealized gain (loss)	(3.68)	7.88	6.78
Total from investment operations	(3.70)	7.82	6.71
Distributions from
Net realized gains	(1.63)	(1.83)	(.01)
Total increase (decrease) in net asset value	(5.33)	5.99	6.70
Net asset value, ending	$27.72	$33.05	$27.06

Total return*	(11.82%)	29.91%	32.98%
Ratios to average net assets:
Net investment income (loss)	(.07%)	(.20%)	(.28%)
Total expenses	1.26%	1.26%	1.22%
Expenses before offsets	1.26%	1.26%	1.22%
Net expenses	1.24%	1.13%	1.10%
Portfolio turnover	43%	49%	51%
Net assets, ending (in thousands)	$252,068	$240,844	$166,716

		Years Ended
		September 30,	September 30,
Class B Shares		2003	2002
Net asset value, beginning		$22.70	$26.67
Income from investment operations
Net investment income (loss)		(.25)	(.24)
Net realized and unrealized gain (loss)		5.35	(2.85)
Total from investment operations		5.10	(3.09)
Distributions from
Net realized gains		(.02)	(.88)
Total increase (decrease) in net asset value		5.08	(3.97)
Net asset value, ending		$27.78	$22.70

Total return*		22.50%	(12.39%)
Ratios to average net assets:
Net investment income (loss)		(1.12%)	(1.02%)
Total expenses		2.15%	2.19%
Expenses before offsets		2.15%	2.19%
Net expenses		2.15%	2.19%
Portfolio turnover		29%	28%
Net assets, ending (in thousands)		$70,824	$43,091

		Years Ended
	September 30,	September 30,	September 30,
Class B Shares	2001	2000	1999
Net asset value, beginning	$32.17	$26.60	$20.26
Income from investment operations
Net investment income (loss)	(.24)	(.23)	(.15)
Net realized and unrealized gain (loss)	(3.63)	7.63	6.50
Total from investment operations	(3.87)	7.40	6.35
Distributions from
Net realized gains	(1.63)	(1.83)	(.01)
Total increase (decrease) in net asset value	(5.50)	5.57	6.34
Net asset value, ending	$26.67	$32.17	$26.60

Total return*	(12.71%)	28.78%	31.37%
Ratios to average net assets:
Net investment income (loss)	(1.00%)	(1.04%)	(1.41%)
Total expenses	2.20%	2.20%	2.43%
Expenses before offsets	2.20%	2.20%	2.43%
Net expenses	2.17%	1.97%	2.21%
Portfolio turnover	43%	49%	51%
Net assets, ending (in thousands)	$30,015	$21,416	$8,038

		Years Ended
		September 30,	September 30,
Class C Shares		2003	2002
Net asset value, beginning		$21.17	$24.91
Income from investment operations.
Net investment income (loss)		(.22)	(.21)
Net realized and unrealized gain (loss)		4.99	(2.65)
Total from investment operations		4.77	(2.86)
Distributions from
Net realized gains		(.02)	(.88)
Total increase (decrease) in net asset value		4.75	(3.74)
Net asset value, ending		$25.92	$21.17

Total return*		22.56%	(12.34%)
Ratios to average net assets:
Net investment income (loss)		(1.06%)	(.96%)
Total expenses		2.10%	2.14%
Expenses before offsets		2.10%	2.14%
Net expenses		2.09%	2.13%
Portfolio turnover		29%	28%
Net assets, ending (in thousands)		$61,897	$37,109

		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2001	2000	1999
Net asset value, beginning	$30.13	$25.00	$19.00
Income from investment operations.
Net investment income (loss)	(.22)	(.24)	(.11)
Net realized and unrealized gain (loss)	(3.37)	7.20	6.12
Total from investment operations	(3.59)	6.96	6.01
Distributions from
Net realized gains	(1.63)	(1.83)	(.01)
Total increase (decrease) in net asset value	(5.22)	5.13	6.00
Net asset value, ending	$24.91	$30.13	$25.00

Total return*	(12.63%)	28.87%	31.66%
Ratios to average net assets:
Net investment income (loss)	(.94%)	(1.01%)	(1.21%)
Total expenses	2.14%	2.15%	2.22%
Expenses before offsets	2.14%	2.15%	2.22%
Net expenses	2.11%	1.94%	2.01%
Portfolio turnover	43%	49%	51%
Net assets, ending (in thousands)	$26,455	$20,086	$10,413

Calvert Social Index Fund

Financial Highlights

	Years Ended
	September 30,	September 30,
Class A Shares	2003	2002
Net asset value, beginning	$7.50	$9.68
Income from investment operations
Net investment income	.05	.03
Net realized and unrealized gain (loss)	2.03	(2.17)
Total from investment operations	2.08	(2.14)
Distributions from:
Net investment income	(.03)	(.04)
Total distributions	(.03)	(.04)
Total increase (decrease) in net asset value	2.05	(2.18)
Net asset value, ending	$9.55	$7.50

Total return*	27.88%	(22.27%)
Ratios to average net assets:
Net investment income	.63%	.36%
Total expenses	1.62%	1.65%
Expenses before offsets	.77%	.77%
Net expenses	.75%	.75%
Portfolio turnover	7%	9%
Net assets, ending (in thousands)	$27,802	$17,663

	Periods Ended
	September 30,	September 30,
Class A Shares	2001	2000 #
Net asset value, beginning	$14.78	$15.00
Income from investment operations
Net investment income	.04	--
Net realized and unrealized gain (loss)	(5.10)	(.22)
Total from investment operations	(5.06)	(.22)
Distributions from:
Net investment income	(.04)	--
Total distributions	(.04)	--
Total increase (decrease) in net asset value	(5.10)	(.22)
Net asset value, ending	$9.68	$14.78

Total return*	(34.31%)	(1.47%)
Ratios to average net assets:
Net investment income	.33%	.06% (a)
Total expenses	1.84%	2.94% (a)
Expenses before offsets	.85%	1.01% (a)
Net expenses	.75%	.75% (a)
Portfolio turnover	13%	10%
Net assets, ending (in thousands)	$18,614	$2,478

	Years Ended
	September 30,	September 30,
Class B Shares	2003	2002
Net asset value, beginning	$7.38	$9.60
Income from investment operations
Net investment income (loss)	.01	(.03)
Net realized and unrealized gain (loss)	1.94	(2.18)
Total from investment operations	1.95	(2.21)
Distributions from:
Net investment income	(.03)	(.01)
Total distributions	(.03)	(.01)
Total increase (decrease) in net asset value	1.92	(2.22)
Net asset value, ending	$9.30	$7.38

Total return*	26.55%	(23.05%)
Ratios to average net assets:
Net investment income (loss)	(.37%)	(.62%)
Total expenses	3.05%	3.44%
Expenses before offsets	1.77%	1.77%
Net expenses	1.75%	1.75%
Portfolio turnover	7%	9%
Net assets, ending (in thousands)	$2,369	$1,164

	Periods Ended
	September 30,	September 30,
Class B Shares	2001	2000 #
Net asset value, beginning	$14.77	$15.00
Income from investment operations
Net investment income (loss)	(.07)	(.01)
Net realized and unrealized gain (loss)	(5.09)	(.22)
Total from investment operations	(5.16)	(.23)
Distributions from:
Net investment income	(.01)	--
Total distributions	(.01)	--
Total increase (decrease) in net asset value	(5.17)	(.23)
Net asset value, ending	$9.60	$14.77

Total return*	(34.96%)	(1.53%)
Ratios to average net assets:
Net investment income (loss)	(.66%)	(.89%) (a)
Total expenses	5.67%	15.72% (a)
Expenses before offsets	1.85%	2.00% (a)
Net expenses	1.75%	1.75% (a)
Portfolio turnover	13%	10%
Net assets, ending (in thousands)	$860	$238

	Years Ended
	September 30,	September 30,
Class C Shares	2003	2002
Net asset value, beginning	$7.37	$9.58
Income from investment operations
Net investment income (loss)	.01	(.04)
Net realized and unrealized gain (loss)	1.94	(2.16)
Total from investment operations	1.95	(2.20)
Distributions from:
Net investment income	(.03)	(.01)
Total distributions	(.03)	(.01)
Total increase (decrease) in net asset value	1.92	(2.21)
Net asset value, ending	$9.29	$7.37

Total return*	26.59%	(23.00%)
Ratios to average net assets:
Net investment income (loss)	(.36%)	(.63%)
Total expenses	2.88%	2.93%
Expenses before offsets	1.77%	1.77%
Net expenses	1.75%	1.75%
Portfolio turnover	7%	9%
Net assets, ending (in thousands)	$2,534	$1,391

	Periods Ended
	September 30,	September 30,
Class C Shares	2001	2000 #
Net asset value, beginning	$14.76	$15.00
Income from investment operations
Net investment income (loss)	(.07)	(.02)
Net realized and unrealized gain (loss)	(5.09)	(.22)
Total from investment operations	(5.16)	(.24)
Distributions from:
Net investment income	(.02)	--
Total distributions	(.02)	--
Total increase (decrease) in net asset value	(5.18)	(.24)
Net asset value, ending	$9.58	$14.76

Total return*	(35.01%)	(1.60%)
Ratios to average net assets:
Net investment income (loss)	(.67%)	(.94%) (a)
Total expenses	4.32%	12.34% (a)
Expenses before offsets	1.85%	1.99% (a)
Net expenses	1.75%	1.75% (a)
Portfolio turnover	13%	10%
Net assets, ending (in thousands)	$1,318	$228

CSIF Enhanced Equity

Financial Highlights

		Years Ended
		September 30,	September 30,
Class A Shares		2003	2002
Net asset value, beginning		$12.24	$14.64
Income from investment operations
Net investment income (loss)		.03	.01
Net realized and unrealized gain (loss)		2.90	(2.41)
Total from investment operations		2.93	(2.40)
Total increase (decrease) in net asset value		2.93	(2.40)
Net asset value, ending		$15.17	$12.24

Total return*		23.94%	(16.37%)
Ratios to average net assets:
Net investment income (loss)		.24%	.09%
Total expenses		1.54%	1.46%
Expenses before offsets		1.45%	1.27%
Net expenses		1.44%	1.25%
Portfolio turnover		42%	36%
Net assets, ending (in thousands)		$39,145	$26,842

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2001	2000	1999
Net asset value, beginning	$19.91	$16.83	$13.54
Income from investment operations
Net investment income (loss)	(.01)	(.02)	.03
Net realized and unrealized gain (loss)	(5.12)	3.11	3.31
Total from investment operations	(5.13)	3.09	3.34
Distributions from
Net investment income	--	(.01)	(.05)
Net realized gain	(.14)	--	--
Total increase (decrease) in net asset value	(5.27)	3.08	3.29
Net asset value, ending	$14.64	$19.91	$16.83

Total return*	(25.93%)	18.39%	24.68%
Ratios to average net assets:
Net investment income (loss)	(.06%)	(.14%)	.14%
Total expenses	1.43%	1.52%	1.59%
Expenses before offsets	1.32%	1.33%	1.31%
Net expenses	1.25%	1.25%	1.25%
Portfolio turnover	39%	43%	56%
Net assets, ending (in thousands)	$30,525	$21,239	$12,257

		Years Ended
		September 30,	September 30,
Class B Shares		2003	2002
Net asset value, beginning		$11.67	$14.12
Income from investment operations
Net investment income (loss)		(.10)	(.16)
Net realized and unrealized gain (loss)		2.73	(2.29)
Total from investment operations		2.63	(2.45)
Total increase (decrease) in net asset value		2.63	(2.45)
Net asset value, ending		$14.30	$11.67

Total return*		22.54%	(17.33%)
Ratios to average net assets:
Net investment income (loss)		(82%)	(1.11%)
Total expenses		2.55%	2.47%
Expenses before offsets		2.51%	2.47%
Net expenses		2.50%	2.45%
Portfolio turnover		42%	36%
Net assets, ending (in thousands)		$6,936	$4,980

		Years Ended
	September 30,	September 30,	September 30,
Class B Shares	2001	2000	1999
Net asset value, beginning	$19.41	$16.58	$13.48
Income from investment operations
Net investment income (loss)	(.20)	(.16)	(.11)
Net realized and unrealized gain (loss)	(4.95)	2.99	3.21
Total from investment operations	(5.15)	2.83	3.10
Distributions from
Net realized gain	(.14)	--	--
Total increase (decrease) in net asset value	(5.29)	2.83	3.10
Net asset value, ending	$14.12	$19.41	$16.58

Total return*	(26.70%)	17.07%	23.00%
Ratios to average net assets:
Net investment income (loss)	(1.18%)	(1.21%)	(1.11%)
Total expenses	2.42%	2.41%	2.67%
Expenses before offsets	2.42%	2.41%	2.56%
Net expenses	2.36%	2.32%	2.50%
Portfolio turnover	39%	43%	56%
Net assets, ending (in thousands)	$5,488	$6,531	$4,078

		Years Ended
		September 30,	September 30,
Class C Shares		2003	2002
Net asset value, beginning		$11.71	$14.16
Income from investment operations
Net investment income (loss)		(.10)	(.16)
Net realized and unrealized gain (loss)		2.74	(2.29)
Total from investment operations		2.64	(2.45)
Total increase (decrease) in net asset value		2.64	(2.45)
Net asset value, ending		$14.35	$11.71

Total return*		22.54%	(17.28%)
Ratios to average net assets:
Net investment income (loss)		(.83%)	(1.10%)
Total expenses		2.56%	2.47%
Expenses before offsets		2.51%	2.47%
Net expenses		2.50%	2.45%
Portfolio turnover		42%	36%
Net assets, ending (in thousands)		$4,433	$3,060

		Periods Ended
	September 30,	September 30,	September 30,
Class C Shares	2001	2000	1999
Net asset value, beginning	$19.48	$16.62	$13.52
Income from investment operations
Net investment income (loss)	(.19)	(.14)	(.09)
Net realized and unrealized gain (loss)	(4.99)	3.00	3.19
Total from investment operations	(5.18)	2.86	3.10
Distributions from
Net realized gain	(.14)	--	--
Total increase (decrease) in net asset value	(5.32)	2.86	3.10
Net asset value, ending	$14.16	$19.48	$16.62

Total return*	(26.76%)	17.21%	22.93%
Ratios to average net assets:
Net investment income (loss)	(1.14%)	(1.15%)	(1.12%)
Total expenses	2.38%	2.35%	2.68%
Expenses before offsets	2.38%	2.35%	2.56%
Net expenses	2.32%	2.27%	2.50%
Portfolio turnover	39%	43%	56%
Net assets, ending (in thousands)	$3,376	$4,674	$2,454

Calvert Large Cap Growth

Financial Highlights

	Years Ended
	September 30,	September 30,
Class A Shares	2003	2002
Net asset value, beginning	$16.25	$19.19
Income from investment operations
Net investment income	(.16)	(.10)
Net realized and unrealized gain (loss)	5.00	(2.84)
Total from investment operations	4.84	(2.94)
Total increase (decrease) in net asset value	4.84	(2.94)
Net asset value, ending	$21.09	$16.25

Total return*	29.78%	(15.32%)
Ratios to average net assets:
Net investment income	(1.07%)	(.64%)
Total expenses	2.53%	2.48%
Expenses before offsets	1.70%	1.42%
Net expenses	1.68%	1.39%
Portfolio turnover	78%	71%
Net assets, ending (in thousands)	$18,139	$8,758

	Periods Ended
	September 30	June 30,
Class A Shares	2001**	2001##
Net asset value, beginning	$23.27	$29.87
Income from investment operations
Net investment income	(.02)	(.08)
Net realized and unrealized gain (loss)	(4.06)	(6.52)
Total from investment operations	(4.08)	(6.60)
Total increase (decrease) in net asset value	(4.08)	(6.60)
Net asset value, ending	$19.19	$23.27

Total return*	(17.53%)	(22.10%)
Ratios to average net assets:
Net investment income	(.61%) (a)	(.54%) (a)
Total expenses	2.62% (a)	3.02% (a)
Expenses before offsets	1.39% (a)	1.42% (a)
Net expenses	1.30% (a)	1.37% (a)
Portfolio turnover	31%	122%
Net assets, ending (in thousands)	$6,915	$7,318

	Years Ended
	September 30,	September 30,
Class B Shares	2003	2002
Net asset value, beginning	$15.96	$19.04
Income from investment operations
Net investment income (loss)	(.28)	(.25)
Net realized and unrealized gain (loss)	4.82	(2.83)
Total from investment operations	4.54	(3.08)
Total increase (decrease) in net asset value	4.54	(3.08)
Net asset value, ending	$20.50	$15.96

Total return*	28.45%	(16.18%)
Ratios to average net assets:
Net investment income (loss)	(2.07%)	(1.64%)
Total expenses	3.51%	3.61%
Expenses before offsets	2.70%	2.42%
Net expenses	2.68%	2.39%
Portfolio turnover	78%	71%
Net assets, ending (in thousands)	$4,705	$2,074

	Periods Ended
	September 30,	June 30,
Class B Shares	2001**	2001##
Net asset value, beginning	$23.15	$29.87
Income from investment operations
Net investment income (loss)	(.05)	(.21)
Net realized and unrealized gain (loss)	(4.06)	(6.51)
Total from investment operations	(4.11)	(6.72)
Total increase (decrease) in net asset value	(4.11)	(6.72)
Net asset value, ending	$19.04	$23.15

Total return*	(17.75%)	(22.50%)
Ratios to average net assets:
Net investment income (loss)	(1.60%) (a)	(1.55%) (a)
Total expenses	4.19% (a)	6.17% (a)
Expenses before offsets	2.39% (a)	2.42% (a)
Net expenses	2.30% (a)	2.37% (a)
Portfolio turnover	31%	122%
Net assets, ending (in thousands)	$1,445	$1,372

	Years Ended
	September 30,	September 30,
Class C Shares	2003	2002
Net asset value, beginning	$16.02	$19.12
Income from investment operations
Net investment income (loss)	(.26)	(.24)
Net realized and unrealized gain (loss)	4.83	(2.86)
Total from investment operations	4.57	(3.10)
Total increase (decrease) in net asset value	4.57	(3.10)
Net asset value, ending	$20.59	$16.02

Total return*	28.53%	(16.21%)
Ratios to average net assets:
Net investment income (loss)	(2.08%)	(1.64%)
Total expenses	3.78%	3.96%
Expenses before offsets	2.70%	2.42%
Net expenses	2.68%	2.39%
Portfolio turnover	78%	71%
Net assets, ending (in thousands)	$2,635	$1,234

	Periods Ended
	September 30,	June 30,
Class C Shares	2001**	2001##
Net asset value, beginning	$23.24	$29.87
Income from investment operations
Net investment income (loss)	(.06)	(.21)
Net realized and unrealized gain (loss)	(4.06)	(6.42)
Total from investment operations	(4.12)	(6.63)
Total increase (decrease) in net asset value	(4.12)	(6.63)
Net asset value, ending	$19.12	$23.24

Total return*	(17.73%)	(22.20%)
Ratios to average net assets:
Net investment income (loss)	(1.62%) (a)	(1.50%) (a)
Total expenses	5.14% (a)	5.75% (a)
Expenses before offsets	2.39% (a)	2.42% (a)
Net expenses	2.30% (a)	2.37% (a)
Portfolio turnover	31%	122%
Net assets, ending (in thousands)	$691	$743

Calvert Capital Accumulation

Financial Highlights

		Years Ended
		September 30,	September 30,
Class A Shares		2003	2002
Net asset value, beginning		$15.79	$19.35
Income from investment operations
Net investment income (loss)		(.26)	(.29)
Net realized and unrealized gain (loss)		4.29	(3.26)
Total from investment operations		4.03	(3.55)
Distributions from
Net realized gain		--	(.01)
Total distributions		--	(.01)
Total increase (decrease) in net asset value		4.03	(3.56)
Net asset value, ending		$19.82	$15.79

Total return*		25.52%	(18.36%)
Ratios to average net assets:
Net investment income (loss)		(1.48%)	(1.47%)
Total expenses		1.82%	1.74%
Expenses before offsets		1.82%	1.74%
Net expenses		1.81%	1.73%
Portfolio turnover		170%	93%
Net assets, ending (in thousands)		$104,878	$83,643

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2001	2000	1999
Net asset value, beginning	$36.34	$25.88	$25.43
Income from investment operations
Net investment income (loss)	(.14)	(.32)	(.32)
Net realized and unrealized gain	(11.61)	11.29	4.25
Total from investment operations	(11.75)	10.97	3.93
Distributions from
Net realized gain	(5.24)	(0.51)	(3.48)
Total distributions	(5.24)	(0.51)	(3.48)
Total increase (decrease) in net asset value	(16.99)	10.46	.45
Net asset value, ending	$19.35	$36.34	$25.88

Total return*	(36.60%)	42.91%	14.91
Ratios to average net assets:
Net investment income (loss)	(1.18%)	(1.12%)	(1.26%)
Total expenses	1.69%	1.67%	1.73%
Expenses before offsets	1.69%	1.67%	1.73%
Net expenses	1.64%	1.54%	1.58%
Portfolio turnover	71%	116%	88%
Net assets, ending (in thousands)	$105,151	$141,639	$102,508

		Years Ended
		September 30,	September 30,
Class B Shares		2003	2002
Net asset value, beginning		$15.07	$18.64
Income from investment operations
Net investment income (loss)		(.39)	(.44)
Net realized and unrealized gain (loss)		4.05	(3.12)
Total from investment operations		3.66	(3.56)
Distributions from
Net realized gain		--	(.01)
Total distributions		--	(.01)
Total increase (decrease) in net asset value		3.66	(3.57)
Net asset value, ending		$18.73	$15.07

Total return*		24.29%	(19.11%)
Ratios to average net assets:
Net investment income (loss)		(2.45%)	(2.38%)
Total expenses		2.79%	2.65%
Expenses before offsets		2.79%	2.65%
Net expenses		2.78%	2.64%
Portfolio turnover		170%	93%
Net assets, ending (in thousands)		$15,152	$11,534

		Years Ended
	September 30,	September 30,	September 30,
Class B Shares	2001	2000	1999
Net asset value, beginning	$35.47	$25.46	$25.28
Income from investment operations
Net investment income (loss)	(.24)	(.52)	(.41)
Net realized and unrealized gain (loss)	(11.35)	11.04	4.07
Total from investment operations	(11.59)	10.52	3.66
Distributions from
Net realized gain	(5.24)	(.51)	(3.48)
Total distributions	(5.24)	(.51)	(3.48)
Total increase (decrease) in net asset value	(16.83)	10.01	.18
Net asset value, ending	$18.64	$35.47	$25.46

Total return*	(37.12%)	41.84%	13.85%
Ratios to average net assets:
Net investment income (loss)	(2.04%)	(1.88%)	(2.11%)
Total expenses	2.56%	2.49%	2.67%
Expenses before offsets	2.56%	2.49%	2.67%
Net expenses	2.50%	2.30%	2.42%
Portfolio turnover	71%	116%	88%
Net assets, ending (in thousands)	$13,914	$16,435	$9,445

		Years Ended
		September 30	September 30,
Class C Shares		2003	2002
Net asset value, beginning		$14.59	$18.02
Income from investment operations
Net investment income (loss)		(.37)	(.42)
Net realized and unrealized gain (loss)		3.93	(3.00)
Total from investment operations		3.56	(3.42)
Distributions from
Net realized gain		--	(.01)
Total distributions		--	(.01)
Total increase (decrease) in net asset value		3.56	(3.43)
Net asset value, ending		$18.15	$14.59

Total return*		24.40%	(18.99%)
Ratios to average net assets:
Net investment income (loss)		(2.35%)	(2.32%)
Total expenses		2.69%	2.59%
Expenses before offsets		2.69%	2.59%
Net expenses		2.68%	2.58%
Portfolio turnover		170%	93%
Net assets, ending (in thousands)		$10,896	$8,365

		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2001	2000	1999
Net asset value, beginning	$34.48	$24.76	$24.63
Income from investment operations
Net investment income (loss)	(.22)	(.50)	(.51)
Net realized and unrealized gain	(11.00)	10.73	4.12
Total from investment operations	(11.22)	10.23	3.61
Distributions from
Net realized gain	(5.24)	(.51)	(3.48)
Total distributions	(5.24)	(.51)	(3.48)
Total increase (decrease) in net asset value	(16.46)	9.72	.13
Net asset value, ending	$18.02	$34.48	$24.76

Total return*	(37.11%)	41.91%	14.02%
Ratios to average net assets:
Net investment income (loss)	(1.98%)	(1.87%)	(2.04%)
Total expenses	2.49%	2.47%	2.56%
Expenses before offsets	2.49%	2.47%	2.56%
Net expenses	2.44%	2.29%	2.35%
Portfolio turnover	71%	116%	88%
Net assets, ending (in thousands)	$9,757	$13,769	$9,021

Calvert World Values International Equity

Financial Highlights

			Years Ended
			September 30,	September 30,
Class A Shares			2003	2002
Net asset value, beginning			$11.99	$13.65
Income from investment operations
Net investment income (loss)			.09	.01
Net realized and unrealized gain (loss)			2.53	(1.59)
Total from investment operations			2.62	(1.58)
Distributions from
Net investment income			(.06)	--
Net realized gains			--	(.08)
Total distributions			(.06)	(.08)
Total increase (decrease) in net asset value			2.56	(1.66)
Net asset value, ending			$14.55	$11.99

Total return*			21.93%	(11.69%)
Ratios to average net assets:
Net investment income (loss)			.72%	.06%
Total expenses			2.07%	2.02%
Expenses before offsets			2.05%	2.00%
Net expenses			2.05%	1.99%
Portfolio turnover			71%	106%
Net assets, ending (in thousands)			$162,699	$129,887

			Years Ended
		September 30,	September 30,	September 30,
Class A Shares		2001	2000	1999
Net asset value, beginning		$21.77	$21.89	$18.57
Income from investment operations
Net investment income		.01	(.03)	.01
Net realized and unrealized gain (loss)		(6.75)	.87	4.94
Total from investment operations	.	(6.74)	.84	4.95
Distributions from
Net investment income		--	--	(.07)
Net realized gains		(1.38)	(.96)	(1.56)
Total distributions		(1.38)	(.96)	(1.63)
Total increase (decrease) in net asset value		(8.12)	(.12)	3.32
Net asset value, ending		$13.65	$21.77	$21.89

Total return*		(32.93%)	3.36%	27.53%
Ratios to average net assets:
Net investment income (loss)		.07%	(.15%)	.04%
Total expenses		1.85%	1.81%	1.87%
Expenses before offsets		1.85%	1.81%	1.87%
Net expenses		1.83%	1.73%	1.83%
Portfolio turnover		93%	76%	82%
Net assets, ending (in thousands)		$152,278	$238,646	$231,516

		Years Ended
		September 30,	September 30,
Class B Shares		2003	2002
Net asset value, beginning		$11.33	$13.09
Income from investment operations
Net investment income (loss)		(.08)	(.16)
Net realized and unrealized gain (loss)		2.38	(1.52)
Total from investment operations		2.30	(1.68)
Distributions from:
Net investment income		(.06)	--
Net realized gains		--	(.08)
Total distributions		(.06)	(.08)
Total increase (decrease) in net asset value		2.24	(1.76)
Net asset value, ending		$13.57	$11.33

Total return*		20.34%	(12.96%)
Ratios to average net assets
Net investment income (loss)		(.64%)	(1.22%)
Total expenses		3.44%	3.33%
Expenses before offsets		3.42%	3.31%
Net expenses		3.41%	3.31%
Portfolio turnover		71%	106%
Net assets, ending (in thousands)		$6,176	$4,424

		Years Ended
	September 30,	September 30,	September 30,
Class B Shares	2001	2000	1999
Net asset value, beginning	$21.20	$21.56	$18.48
Income from investment operations
Net investment income (loss)	(.18)	(.23)	(.15)
Net realized and unrealized gain (loss)	(6.55)	.83	4.79
Total from investment operations	(6.73)	.60	4.64
Distributions from:
Net realized gains	(1.38)	(.96)	(1.56)
Total distributions	(1.38)	(.96)	(1.56)
Total increase (decrease) in net asset value	(8.11)	(.36)	3.08
Net asset value, ending	$13.09	$21.20	$21.56

Total return*	(33.82%)	2.28%	25.84%
Ratios to average net assets:
Net investment income (loss)	(1.13%)	(1.29%)	(1.20%)
Total expenses	3.08%	3.04%	3.62%
Expenses before offsets	3.08%	3.04%	3.20%
Net expenses	3.06%	2.96%	3.16%
Portfolio turnover	93%	76%	82%
Net assets, ending (in thousands)	$4,542	$5,577	$3,133

			Years Ended
			September 30,	September 30,
Class C Shares			2003	2002
Net asset value, beginning			$10.97	$12.64
Income from investment operations
Net investment income (loss)			(.03)	(.12)
Net realized and unrealized gain (loss)			2.30	(1.47)
Total from investment operations			2.27	(1.59)
Distributions from:
Net investment income			(.06)	--
Net realized gains			--	(.08)
Total distributions			(.06)	(.08)
Total increase (decrease) in net asset value			2.21	(1.67)
Net asset value, ending			$13.18	$10.97

Total return*			20.72%	(12.71%)
Ratios to average net assets:
Net investment income (loss)			(.27%)	(.95%)
Total expenses			3.09%	3.05%
Expenses before offsets			3.07%	3.04%
Net expenses			3.07%	3.03%
Portfolio turnover			71%	106%
Net assets, ending (in thousands)			$9,764	$7,021

			Years Ended
		September 30,	September 30,	September 30,
Class C Shares		2001	2000	1999
Net asset value, beginning		$20.46	$20.81	$17.83
Income from investment operations
Net investment income (loss)		(.14)	(.22)	(.17)
Net realized and unrealized gain (loss)		(6.30)	.83	4.71
Total from investment operations	.	(6.44)	.61	4.54
Distributions from
Net realized gains		(1.38)	(.96)	(1.56)
Total distributions		(1.38)	(.96)	(1.56)
Total increase (decrease) in net asset value		(7.82)	(.35)	2.98
Net asset value, ending		$12.64	$20.46	$20.81

Total return*		(33.62%)	2.41%	26.25%
Ratios to average net assets:
Net investment income (loss)		(.89%)	(1.06%)	(.92%)
Total expenses		2.81%	2.75%	2.83%
Expenses before offsets		2.81%	2.75%	2.83%
Net expenses		2.79%	2.67%	2.80%
Portfolio turnover		93%	76%	82%
Net assets, ending (in thousands)		$7,434	$11,278	$9,777

Calvert New Vision Small Cap

Financial Highlights

		Years Ended
		September 30,	September 30,
Class A Shares		2003	2002
Net asset value, beginning		$13.61	$15.39
Income from investment operations
Net investment income (loss)		(.15)	.19
Net realized and unrealized gain (loss)		3.11	(1.60)
Total from investment operations		2.96	(1.41)
Distributions from
Net investment income		(.13)	--
Net realized gain		(.01)	(.37)
Total distributions		(.14)	(.37)
Total increase (decrease) in net asset value		2.82	(1.78)
Net asset value, ending		$16.43	$13.61
Total return*		21.89%	(9.65%)
Ratios to average net assets:
Net investment income (loss)		(1.03%)	1.11%
Total expenses		1.77%	1.70%
Expenses before offsets		1.76%	1.70%
Net expenses		1.75%	1.70%
Portfolio turnover		54%	41%
Net assets, ending (in thousands)		$157,611	$109,207

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2001	2000	1999
Net asset value, beginning	$18.43	$13.49	$12.04
Income from investment operations
Net investment income (loss)	(.11)	(.13)	(.05)
Net realized and unrealized gain (loss)	(1.51)	5.07	1.50
Total from investment operations	(1.62)	4.94	1.45
Distributions from
Net realized gain	(1.42)	--	--
Total distributions	(1.42)	--	--
Total increase (decrease) in net asset value	(3.04)	4.94	1.45
Net asset value, ending	$15.39	$18.43	$13.49
Total return*	(8.99%)	36.62%	12.04%
Ratios to average net assets:
Net investment income (loss)	(.66%)	(.82%)	(.39%)
Total expenses	1.76%	1.79%	1.96%
Expenses before offsets	1.72%	1.76%	1.93%
Net expenses	1.63%	1.50%	1.66%
Portfolio turnover	66%	113%	68%
Net assets, ending (in thousands)	$84,979	$79,641	$52,961

		Years Ended
		September 30,	September 30,
Class B Shares		2003	2002
Net asset value, beginning		$12.94	$14.80
Income from investment operations
Net investment income (loss)		(.22)	.03
Net realized and unrealized gain (loss)		2.88	(1.52)
Total from investment operations		2.66	(1.49)
Distributions from
Net investment income		(.12)	--
Net realized gain		(.01)	(.37)
Total distributions		(.13)	(.37)
Total increase (decrease) in net asset value		2.53	(1.86)
Net asset value, ending		$15.47	$12.94

Total return*		20.71%	(10.59%)
Ratios to average net assets:
Net investment income (loss)		(2.02%)	.18%
Total expenses		2.76%	2.76%
Expenses before offsets		2.75%	2.76%
Net expenses		2.74%	2.76%
Portfolio turnover		54%	41%
Net assets, ending (in thousands)		$19,522	$11,878

		Years Ended
	September 30,	September 30,	September 30,
Class B Shares	2001	2000	1999
Net asset value, beginning	$17.96	$13.29	$12.01
Income from investment operations
Net investment income (loss)	(.27)	(.30)	(.15)
Net realized and unrealized gain (loss)	(1.47)	4.97	1.43
Total from investment operations	(1.74)	4.67	1.28
Distributions from
Net realized gain	(1.42)	--	--
Total increase (decrease) in net asset value	(3.16)	4.67	1.28
Net asset value, ending	$14.80	$17.96	$13.29

Total return*	(9.96%)	35.14%	10.66%
Ratios to average net assets:
Net investment income (loss)	(1.74%)	(1.86%)	(1.68%)
Total expenses	2.87%	2.97%	3.87%
Expenses before offsets	2.82%	2.94%	3.33%
Net expenses	2.71%	2.52%	2.93%
Portfolio turnover	66%	113%	68%
Net assets, ending (in thousands)	$6,477	$4,484	$1,504

		Years Ended
		September 30,	September 30,
Class C Shares		2003	2002
Net asset value, beginning		$13.00	$14.85
Income from investment operations
Net investment income (loss)		(.23)	.04
Net realized and unrealized gain (loss)		2.93	(1.52)
Total from investment operations		2.70	(1.48)
Distributions from
Net investment income		(.12)	--
Net realized gain		(.01)	(.37)
Total distributions		(.13)	(.37)
Total increase (decrease) in net asset value		2.57	(1.85)
Net asset value, ending		$15.57	$13.00

Total return*		20.93%	(10.49%)
Ratios to average net assets:
Net investment income (loss)		(1.89%)	0.27%
Total expenses		2.64%	2.60%
Expenses before offsets		2.62%	2.60%
Net expenses		2.61%	2.59%
Portfolio turnover		54%	41%
Net assets, ending (in thousands)		$19,092	$13,260

		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2001	2000	1999
Net asset value, beginning	$17.99	$13.27	$11.95
Income from investment operations
Net investment income (loss)	(.24)	(.26)	(.22)
Net realized and unrealized gain (loss)	(1.48)	4.98	1.54
Total from investment operations	(1.72)	4.72	1.32
Distributions from
Net realized gain	(1.42)	--	--
Total distributions	(1.42)	--	--
Total increase (decrease) in net asset value	(3.14)	4.72	1.32
Net asset value, ending	$14.85	$17.99	$13.27

Total return*	(9.83%)	35.57%	11.05%
Ratios to average net assets:
Net investment income (loss)	(1.56%)	(1.66%)	(1.27%)
Total expenses	2.69%	2.68%	2.87%
Expenses before offsets	2.65%	2.65%	2.84%
Net expenses	2.54%	2.33%	2.53%
Portfolio turnover	66%	113%	68%
Net assets, ending (in thousands)	$8,489	$8,799	$6,215

CSIF Bond

Financial Highlights

		Years Ended
		September 30,	September 30,
Class A Shares		2003	2002
Net asset value, beginning		$15.80	$16.38
Income from investment operations
Net investment income		.58	.80
Net realized and unrealized gain (loss)		.67	(.01)
Total from investment operations		1.25	.79
Distributions from
Net investment income		(.56)	(.82)
Net realized gains		(.20)	(.55)
Total distributions		(.76)	(1.37)
Total increase (decrease) in net asset value		.49	(.58)
Net asset value, ending		$16.29	$15.80

Total return*		8.20%	5.18%
Ratios to average net assets:
Net investment income		3.62%	5.07%
Total expenses		1.18%	1.19%
Expenses before offsets		1.18%	1.19%
Net expenses		1.17%	1.18%
Portfolio turnover		395%	607%
Net assets, ending (in thousands)		$148,791	$128,077

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2001	2000	1999
Net asset value, beginning	$15.38	$15.59	$16.88
Income from investment operations
Net investment income	1.01	1.06	.93
Net realized and unrealized gain (loss)	.99	(.20)	(.74)
Total from investment operations	2.00	.86	.19
Distributions from
Net investment income	(1.00)	(1.06)	(.93)
Net realized gains	--	(.01)	(.55)
Total distributions	(1.00)	(1.07)	(1.48)
Total increase (decrease) in net asset value	1.00	(.21)	(1.29)
Net asset value, ending	$16.38	$15.38	$15.59

Total return*	13.46%	5.76%	1.18%
Ratios to average net assets:
Net investment income	6.32%	6.90%	5.79%
Total expenses	1.19%	1.20%	1.13%
Expenses before offsets	1.19%	1.20%	1.13%
Net expenses	1.17%	1.16%	1.09%
Portfolio turnover	955%	1,011%	570%
Net assets, ending (in thousands)	$96,736	$71,525	$66,944

		Years Ended
		September 30,	September 30,
Class B Shares		2003	2002
Net asset value, beginning		$15.75	$16.32
Income from investment operations
Net investment income		.43	.65
Net realized and unrealized gain (loss)		.66	--
Total from investment operations		1.09	.65
Distributions from
Net investment income		(.42)	(.67)
Net realized gains		(.20)	(.55)
Total distributions		(.62)	(1.22)
Total increase (decrease) in net asset value		.47	(.57)
Net asset value, ending		$16.22	$15.75

Total return*		7.13%	4.26%
Ratios to average net assets:
Net investment income		2.70% (a)	4.10%
Total expenses		2.08% (a)	2.13%
Expenses before offsets		2.08% (a)	2.13%
Net expenses		2.07% (a)	2.12%
Portfolio turnover		395%	607%
Net assets, ending (in thousands)		$18,860	$14,305

		Years Ended
	September 30,	September 30,	September 30,
Class B Shares	2001	2000	1999
Net asset value, beginning	$15.33	$15.53	$16.84
Income from investment operations
Net investment income	.85	.90	.74
Net realized and unrealized gain (loss)	.98	(.20)	(.79)
Total from investment operations	1.83	.70	(.05)
Distributions from
Net investment income	(0.84)	(.89)	(.71)
Net realized gains	--	(.01)	(.55)
Total distributions	(0.84)	(.90)	(1.26)
Total increase (decrease) in net asset value	0.99	(.20)	(1.31)
Net asset value, ending	$16.32	$15.33	$15.53

Total return*	12.31%	4.61%	(.29%)
Ratios to average net assets:
Net investment income	5.21%	5.89%	4.43%
Total expenses	2.19%	2.26%	2.72%
Expenses before offsets	2.19%	2.26%	2.56
Net expenses	2.17%	2.20%	2.50%
Portfolio turnover	955%	1,011%	570%
Net assets, ending (in thousands)	$8,046	$3,220	$2,773

		Years Ended
		September 30,	September 30,
Class C Shares		2003	2002
Net asset value, beginning		$15.73	$16.30
Income from investment operations
Net investment income		.43	.63
Net realized and unrealized gain (loss)		.67	.01
Total from investment operations		1.10	.64
Distributions from
Net investment income		(.42)	(.66)
Net realized gains		(.20)	(.55)
Total distributions		(.62)	(1.21)
Total increase (decrease) in net asset value		.48	(.57)
Net asset value, ending		$16.21	$15.73

Total return*		7.21%	4.24%
Ratios to average net assets:
Net investment income		2.71%	4.07%
Total expenses		2.07%	2.13%
Expenses before offsets		2.07%	2.13%
Net expenses		2.06%	2.12%
Portfolio turnover		395%	607%
Net assets, ending (in thousands)		$11,320	$9,278

		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2001	2000	1999
Net asset value, beginning	$15.31	$15.51	$16.84
Income from investment operations
Net investment income	.84	.86	.74
Net realized and unrealized gain (loss)	.96	(.18)	(.80)
Total from investment operations	1.80	.68	(.06)
Distributions from
Net investment income	(.81)	(.87)	(.72)
Net realized gains	--	(.01)	(.55)
Total distributions	(.81)	(.88)	(1.27)
Total increase (decrease) in net asset value	.99	(.20)	(1.33)
Net asset value, ending	$16.30	$15.31	$15.51

Total return*	12.06%	4.48%	(.40%)
Ratios to average net assets:
Net investment income	5.10%	5.64%	4.41%
Total expenses	2.38%	2.45%	2.85%
Expenses before offsets	2.38%	2.45%	2.55%
Net expenses	2.36%	2.40%	2.50%
Portfolio turnover	955%	1,011%	570%
Net assets, ending (in thousands)	$3,524	$1,810	$1,779

CSIF Money Market

Financial Highlights

		Years Ended
		September 30,	September 30,
		2003	2002
Net asset value, beginning		$1.00	$1.00
Income from investment operations
Net investment income		.006	.015
Distributions from
Net investment income		(.006)	(.015)

Net asset value, ending		$1.00	$1.00

Total return*		.63%	1.49%
Ratios to average net assets:
Net investment income		.63%	1.48%
Total expenses		.90%	.89%
Expenses before offsets		.88%	.88%
Net expenses		.87%	.87%
Net assets, ending (in thousands)		$181,788	$192,680

		Years Ended
	September 30,	September 30,	September 30,
	2001	2000	1999
Net asset value, beginning	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	.045	.054	.045
Distributions from
Net investment income	(.045)	(.054)	(.045)
Net asset value, ending	$1.00	$1.00	$1.00

Total return*	4.63%	5.53%	4.54%
Ratios to average net assets:
Net investment income	4.52%	5.39%	4.43%
Total expenses	.84%	.84%	.90%
Expenses before offsets	.84%	.84%	.89%
Net expenses	.83%	.82%	.87%
Net assets, ending (in thousands)	$206,061	$206,753	$193,941

(a)     Annualized

#       From June 30, 2000 inception.

##      From October 31, 2000 inception.

*        Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

**       Three month audited period.

EXHIBIT A

Reduced Sales Charges (Class A Only)

You may qualify for a reduced sales charge (sales load breakpoints/discount) through several purchase plans available. You must notify the Fund at the time of purchase to take advantage of the reduced sales charge. In addition, you are responsible for notifying your broker/dealer at the time of purchase as to the total amount of Calvert investments held by you and your family in order to take advantage of reduced sales charges. Information regarding sales load breakpoints/discounts is available on Calvert's website at www.calvert.com.

Rights of Accumulation can be applied to several accounts

Class A sales charge breakpoints are calculated for each account based on the higher of cost or current value of shares previously purchased. This privilege can be applied to a family group or other qualified group*  upon request. Shares could then be purchased at the reduced sales charge which applies to the entire group; that is, based on the higher of cost or current value of shares previously purchased and currently held by all the members of the group.

Letter of Intent

If you (or your group, as described above under Rights of Accumulation) plan to purchase $50,000 or more of Calvert Fund shares over the next 13 months, your sales charge may be reduced through a “Letter of Intent.” You pay the lower sales charge applicable to the total amount you plan to invest over the 13-month period, excluding any money market fund purchases, instead of the higher 4.75% sales charge. Part of your shares will be held in escrow, so that if you do not invest the amount indicated, you will have to pay the sales charge applicable to the smaller investment actually made. For more information, see the SAI.

Retirement Plans Under Section 457, Section 403(b)(7), or Section 401(k)

There is no sales charge on shares purchased for the benefit of a retirement plan under section 457 of the Internal Revenue Code of 1986, as amended (“Code”). There is no sales charge on shares purchased for the benefit of a retirement plan qualifying under section 403(b) or 401(k) of the Code if, at the time of purchase: (i) Calvert has been notified in writing that the 403(b) or 401(k) plan has at least 300 eligible employees and is not sponsored by a K-12 school district; or (ii) the cost or current value of shares a 401(k) plan has in Calvert Funds (except money market funds) is at least $1 million.

Neither the Funds, nor Calvert Distributors, Inc. (“CDI”), nor any affiliate thereof will reimburse a plan or participant for any sales charges paid prior to receipt of such written communication and confirmation by Calvert. Plan administrators should send requests for the waiver of sales charges based on the above conditions to: Calvert Retirement Plans, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814.

College Savings Plans under Section 529

There is no sales charge on shares purchased for the D.C. College Savings Plan  if at the time of purchase  the owner of the account is (i) a District of Columbia resident, or (ii) a participant in payroll deduction to the D.C. College Savings Plan of a business with at least 300 employees.

There is no sales charge imposed by Calvert on shares purchased by Delaware Investments for its omnibus account established for the Pennsylvania TAP 529 Investment Plan.

Other Circumstances

There is no sales charge on shares of any fund of the Calvert Funds sold to (i) current or retired Directors, Trustees, or Officers of the Calvert Funds, employees of Calvert and its affiliates, or their family members; (ii) CSIF Advisory Council Members, directors, officers, and employees of any subadvisor for Calvert, employees of broker/dealers distributing the Fund's shares and immediate family members of the Council, subadvisor, or broker/dealer; (iii) purchases made through a Registered Investment Advisor; (iv) trust departments of banks or savings institutions for trust clients of such bank or institution; and (v) purchases through a broker maintaining an omnibus account with the Fund, provided the purchases are made by (a) investment advisors or financial planners placing trades for their own accounts (or the accounts of their clients) and who charge a management, consulting, or other fee for their services; (b) clients of such investment advisors or financial planners who place trades for their own accounts if such accounts are linked to the master account of such investment advisor or financial planner on the books and records of the broker or agent; or (c) retirement and deferred compensation plans and trusts, including, but not limited to, those defined in section 401(a) or section 403(b) of the I.R.C., and “rabbi trusts.”

Established Accounts

Shares of CSIF Balanced may be sold at net asset value to you if your account was established on or before July 17, 1986.

Dividends and Capital Gain Distributions from other Calvert Funds

You may prearrange to have your dividends and capital gain distributions from another Calvert Fund automatically invested in another account with no additional sales charge.

Purchases Made with Redemption Proceeds from Another “Load” Mutual Fund

If you purchase shares of a Fund directly from Calvert, Calvert Distributors, Inc. may waive the front-end sales charge for investors who purchase Class A shares of a Fund with the proceeds from a redemption of a non-Calvert mutual fund on which a sales charge or CDSC was paid if such redemption is made within 60 days of the purchase of the Calvert Fund. At the time the order for the purchase is placed, you must inform Calvert and provide a copy of your prior account statement or confirmation from the other fund showing the redemption transaction.  This provision may be terminated at any time by Calvert Distributors, Inc. or the Funds without notice.

If you purchase shares of a Fund through a broker/dealer, Calvert Distributors, Inc. may waive the front-end sales charge for investors who purchase Class A shares of a Fund with the proceeds from a redemption of a non-Calvert mutual fund on which a sales charge or CDSC was paid if such redemption is made within 60 days of the purchase of the Calvert Fund and if the selling broker/dealer has an agreement with Calvert Distributors, Inc. to that effect.  Your broker must inform Calvert at the time the order for the purchase is placed, or within 30 days thereafter, and must be able to provide a copy of your prior account statement or confirmation from the other fund showing the redemption transaction.  This provision may be terminated at any time by Calvert Distributors, Inc. or the Funds without notice.

Purchases made at NAV

Except for money market funds, if you make a purchase at NAV, you may exchange that amount to another Calvert Fund at no additional sales charge.

Reinstatement Privilege

If you redeem shares and then within 60 days decide to reinvest in the same Fund, you may do so at the net asset value next computed after the reinvestment order is received, without a sales charge. You may use the reinstatement privilege only once. In order to take advantage of this one-time privilege, you must notify the Fund or your broker at the time of the repurchase. The Funds reserve the right to modify or eliminate this privilege.

*        A “family group” includes a spouse, parent, grandparent, child, grandchild, brother, sister, stepfamily member or in-law including trusts and estates on which such persons are signees.

A "qualified group" is one which:

         1. has been in existence for more than six months, and

         2. has a purpose other than acquiring shares at a discount, and

         3. satisfies uniform criteria which enable CDI and brokers offering shares to realize economies of scale in distributing such shares.

A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of CDI or brokers distributing shares, must agree to include sales and other materials related to the Funds in its publications and mailings to members at reduced or no cost to CDI or brokers. A pension plan is not a qualified group for rights of accumulation.

EXHIBIT B

Service Fees and Arrangements with Dealers

Calvert Distributors, Inc., each Fund's underwriter, pays dealers a commission, or reallowance (expressed as a percentage of the offering price for Class A, and a percentage of amount invested for Class B and C) when you purchase shares of non-money market funds. CDI also pays dealers an ongoing service fee while you own shares of that Fund (expressed as an annual percentage rate of average daily net assets held in Calvert accounts by that dealer). The table below shows the amount of payment which differs depending on the Class.

                  Maximum Commission/Service Fees

CSIF Money Market None/0.05%

	Class A*	Class B**	Class C***
CSIF Balanced	4.00%/0.25%	4.00%/0.25%	1.00%/1.00%
CSIF Equity	4.00%/0.25%	4.00%/0.25%	1.00%/1.00%
Calvert Social Index Fund	4.00%/0.25%	4.00%/0.25%	1.00%/1.00%
CSIF Enhanced Equity	4.00%/0.25%	4.00%/0.25%	1.00%/1.00%
Calvert Large Cap Growth	4.00%/0.25%	4.00%/0.25%	1.00%/1.00%
Capital Accumulation	4.00%/0.25%	4.00%/0.25%	1.00%/1.00%
CWVF International Equity	4.00%/0.25%	4.00%/0.25%	1.00%/1.00%
New Vision Small Cap	4.00%/0.25%	4.00%/0.25%	1.00%/1.00%
CSIF Bond	3.00%/0.25%	3.00%/0.25%	1.00%/1.00%

*Class A service fee begins to accrue in 1st month after purchase.

**Class B service fee begins to accrue in 13th month.

***Class C pays dealers a service fee of 0.25% and additional compensation of 0.75% for a total of 1%. Begins to accrue in 13th month.

Occasionally, CDI may reallow to dealers the full Class A front-end sales charge. CDI may also pay additional concessions, including de minimus non-cash promotional incentives, such as de minimus merchandise or trips, to brokers employing registered representatives who have sold or are expected to sell a minimum dollar amount of shares of the Funds and/or shares of other Funds underwritten by CDI. CDI may make expense reimbursements for special training of a broker's registered representatives, advertising or equipment, or to defray the expenses of sales contests. Calvert, CDI, or their affiliates may pay, from their own resources, certain broker-dealers and/or other persons, for the sale and distribution of the securities or for services to the Fund. These amounts may be significant. Payments may include additional compensation beyond the regularly scheduled rates, and finder's fees. CDI may pay dealers a finder's fee on Class A  shares purchased at NAV in accounts with $1 million or more (excluding CSIF Money Market.)  The finder's fee is 0.80% of the purchase NAV amount on the first $2 million, 0.64% on $2 to $3 million, 0.40% on $3 to $50 million,

0.20% on $50 to $100 million, and 0.12% over $100 million. If a finder's fee is paid, and some or all of the purchase is exchanged into another fund with a lower finder's fee within one year, then CDI will recoup the difference in the finder's fee from the broker. Purchases of shares at NAV for accounts on which a finder's fee has been paid are subject to a one-year CDSC of 0.80%. All payments will be in compliance with the rules of the National Association of Securities Dealers, Inc.

To Open an Account:

800-368-2748

Performance and Prices:

www.calvert.com

Calvert Information Network

24 hours, 7 days a week

800-368-2745

Service for Existing Accounts:

Shareholders 800-368-2745

Brokers 800-368-2746

TDD for Hearing-Impaired:

800-541-1524

Calvert Office:

4550 Montgomery Avenue

Suite 1000N

Bethesda, MD 20814

Registered, Certified or

Overnight Mail:

Calvert

c/o BFDS

330 West 9th Street

Kansas City, MO 64105

Calvert Web-Site

Address: www.calvert.com

PRINCIPAL UNDERWRITER

Calvert Distributors, Inc.

4550 Montgomery Avenue

Suite 1000N

Bethesda, MD 20814

For investors who want more information about the Funds, the following documents are available free upon request:

Annual/Semi-Annual Reports: Additional information about each Fund's investments is available in the Fund's Annual and Semi-Annual reports to shareholders. In each Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI): The SAI for each Fund provides more detailed information about the Fund and is incorporated into this prospectus by reference.

You can get free copies of reports and SAIs, request other information and discuss your questions about the Funds by contacting your financial professional, or the Funds at:

Calvert Group

4550 Montgomery Ave.

Suite 1000N

Bethesda, MD 20814

Telephone: 1-800-368-2745

Calvert Web-Site

www.calvert.com

You can review information about the Fund at the Commission's Public Reference Room in Washington, D.C.  Information on the operation of the public reference room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR database on the Commission's Internet site at http://www.sec.gov.  Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

Investment Company Act file:

no. 811-3334(CSIF)

no. 811- 06563(CWVF  International Equity and Capital Accumulation)

no. 811- 3416 (New Vision Small Cap)

no. 811-09877 (Calvert Social Index Fund)

no. 811-10045 (Calvert Large Cap Growth)


Prospectus

January 31, 2004

Class I (Institutional) Shares

- Calvert Social Investment Fund (CSIF) Balanced

- CSIF Equity

- Calvert Social Index Fund

- CSIF Enhanced Equity

- Calvert Large Cap Growth

- Calvert Capital Accumulation

- Calvert World Values International Equity

- Calvert New Vision Small Cap

- CSIF Bond

- Calvert Income

- Calvert Short Duration Income

These securities have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any State Securities Commission, nor has the SEC or any State Securities Commission passed on the accuracy or adequacy of this prospectus.  Any representation to the contrary is a criminal offense.

Note:  Class I shares may not be available in all Funds.  Please call 1-800-327-2109 for availability.

TABLE OF CONTENTS

About the Funds

Investment Objective, Strategy, Principal Risks, Past Performance	1
Fees and Expenses	20
Investment Practices and Risks	22

About Social Investing

Investment Selection Process	28
Socially Responsible Investment Criteria	28
High Social Impact Investments	30
Special Equities	30
Manager Discovery Program	30
Shareholder Advocacy and Social Responsibility	30

About Your Investment

About Calvert	31
Subadvisors and Portfolio Managers	31
Advisory Fees	32
How to Open an Account	32
Important -- How Shares are Priced	33
When Your Account Will be Credited	33
Other Calvert Features / Policies (Exchanges, Minimum Account Balance, etc.)	33
Dividends, Capital Gains and Taxes	34
How to Sell Shares	35
Financial Highlights	35

CSIF Balanced

Advisor	Calvert Asset Management Company, Inc.
Subadvisors	Brown Capital Management, Inc.
SSgA Funds Management, Inc.
Manager Discovery Program (see page 30)

Objective

CSIF Balanced seeks to achieve a competitive total return through an actively managed portfolio of  stocks, bonds, and money market instruments which offer income and capital growth opportunity and which satisfy the investment and social criteria.

Principal investment strategies

The Fund typically invests about 60% of its assets in stocks and 40% in bonds or other fixed-income investments.  Stock investments are primarily common stock in large-cap companies, while the fixed-income investments are primarily a wide variety of investment grade bonds. CSIF Balanced invests in a combination of stocks, bonds and money market instruments in an attempt to provide a complete investment portfolio in a single product.  The Advisor rebalances the portfolio quarterly to adjust for changes in market value.  The Fund is, primarily, a large cap core U.S. domestic portfolio, although it may have other investments, including some foreign stocks and mid-cap stocks.  The equity portion of the Fund seeks companies that have the potential to outperform the market through exceptional growth and/or valuation improvement.  The fixed income portion reflects an active trading strategy, seeking total return, and focuses on a duration target generally between the Lehman Aggregate Bond Index and the Lehman U.S. Credit Index.

Equity investments are selected by the Subadvisors, while the Advisor manages the fixed-income assets and determines the overall mix for the Fund depending upon its view of market conditions and economic outlook.

The Fund invests with the philosophy that long-term rewards to investors will come from those organizations whose products, services, and methods enhance the human condition and the traditional American values of individual initiative, equality of opportunity, and cooperative effort. Investments are selected on the basis of their ability to contribute to the dual objectives of financial soundness and societal impact.  See "Investment Selection Process."

Principal risks

You could lose money on your investment in the Fund, or the Fund could underperform for any of the following reasons:

         -        The market prices of stocks or bonds decline

         -        The individual stocks and bonds in the Fund do not perform as well as expected, and/or the Fund's portfolio management practices might not work to achieve their desired result

         -        For the fixed-income portion of the Fund, the Advisor's forecast as to interest rates is not correct

         -        For the fixed-income securities held in the Fund, the credit quality of the securities deteriorates, which could lead to bankruptcy. Note: securities issued by government-sponsored entities such as Fannie Mae and Freddie Mac are neither insured nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government.

         -        For the foreign securities held in the Fund, there are additional risks relating to political, social, and economic developments abroad. Other risks from these investments result from the differences between the regulations to which U.S. and foreign issuers and markets are subject, the potential for foreign markets to be less liquid than U.S. markets, and the currency risk associated with securities that trade in currencies other than the U.S. dollar

         -        The Advisor’s allocation among different sectors of the stock and bond markets does not perform as well as expected

The active trading strategy for the fixed income portion of the Fund may cause the Fund to have, relative to other balanced funds, a high amount of short-term capital gains, which are taxable to you at the ordinary income tax rate.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Bar Chart and Performance Table

The bar chart and table below show the Fund’s annual returns and its long-term performance. The table compares the Fund’s performance over time to that of the Russell 1000 Index, the Lehman Aggregate Bond Index, and the Lehman U.S. Credit Index. It also shows the Fund’s returns compared to the Lipper Balanced Funds Average. The Fund recently changed its passive (unmanaged) index from the Lehman Aggregate Bond Index to the more closely correlated Lehman U.S. Credit Index. There have been periods when there were no shareholders in Class I. For purposes of reporting Average Annual Total Return, Class A (not offered in this prospectus) performance at NAV (i.e. does not reflect deduction of the Class A front-end sales charge) is used during these periods in which there were no shareholders in Class I. For purposes of this Average Annual Total Return, the Class A performance at NAV was used after June 30, 2003. Because Class A has higher expenses, its performance is lower than the Class I would realize in the same period. The after-tax returns are shown for Class A shares at NAV. Class I after-tax performance is not shown because it could possibly overstate after-tax Class I performance due to certain necessary assumptions about the shareholders’ capital gains and losses and ability to utilize tax credits. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from these shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. The Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

Year-by-Year CSIF Balanced Total Return

2000	-2.23%
2001	-4.86%
2002	-11.97%
2003	17.81%

Best Quarter: (of period shown )	Q2 ‘03;	10.00%
Worst Quarter: (of period shown)	Q3 ‘01;	-10.47%

Average Annual Total Returns (as of 12-31-03)

	1 year	Since
		Inception[1]
CSIF Balanced:
Return before taxes	17.81%	2.54%
Return after taxes on distributions	16.93%	-0.92%
Return after taxes on distributions and sale of Fund shares	11.34%	-0.22%
Russell 1000 Index	29.89%	-0.20%
Lehman Aggregate Bond Index TR	4.10%	7.09%
Lehman U.S. Credit Index	7.70%	7.67%
Lipper Balanced Funds Avg.	19.09%	2.66%

1 Since inception of Class I shares (2/28/99).

(Indices reflect no deduction for fees, expenses or taxes. Lipper Average reflects no deduction for taxes.)

CSIF Equity

Advisor	Calvert Asset Management Company, Inc.
Subadvisor	Atlanta Capital Management Company, L.L.C

Objective

CSIF Equity seeks growth of capital through investment in stocks of issuers in industries believed to offer opportunities for potential capital appreciation and which meet the Fund’s investment and social criteria.

Principal investment strategies

The Fund invests primarily in the common stocks of large-cap companies having, on average, market capitalization of at least $1 billion. Investment returns will be mostly from changes in the price of the Fund’s holdings (capital appreciation).

The Subadvisor looks for growing companies with a history of steady earnings growth.  Companies are selected based on the Subadvisor’s opinion that the company has the ability to sustain growth through growing profitability and that the stock is favorably priced with respect to those growth expectations.

The Fund invests with the philosophy that long-term rewards to investors will come from those organizations whose products, services, and methods enhance the human condition and the traditional American values of individual initiative, equality of opportunity, and cooperative effort. Investments are selected on the basis of their ability to contribute to the dual objectives of financial soundness and societal impact.  See "Investment Selection Process."

Principal risks

You could lose money on your investment in the Fund, or the Fund could underperform for any of the following reasons:

         -        The stock market goes down

         -        The individual stocks in the Fund do not perform as well as expected, and/or the Fund's portfolio management practices might not work to achieve their desired result

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Bar Chart and Performance Table

The bar chart and table below show the Fund’s annual returns and its long-term performance. The table compares the Fund’s performance over time to that of the Standard & Poor’s 500 Index.  It also shows the Fund’s returns compared to the Lipper Multi-Cap Core Funds Average.   After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from these shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. The Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

Year-by-Year CSIF Equity Total Return

2000	11.98%
2001	1.05%
2002	-14.52%
2003	23.00%

Best Quarter: (of period shown )	Q4 ‘01;	15.31%
Worst Quarter: (of period shown)	Q3 ‘02;	-16.10%

Average annual total returns (as of 12-31-03)

	1 year	Since
		Inception[1]
CSIF Equity:
Return before taxes	23.00%	5.98%
Return after taxes on distributions	23.00%	5.23%
Return after taxes on distributions and sale of Fund shares	14.95%	4.88%
S&P 500 Index Monthly Reinvested	28.67%	-3.90%
Lipper Multi-Cap Core Funds Avg.	29.89%	-0.38%

1 Since inception of Class I shares (11/30/99). The month-end date of 11/30/99 is used for comparison purposes only; actual inception for Class I shares is 11/1/99. Since Inception (11/1/99): Return before taxes 6.90%; Return after taxes on distributions 6.17%; Return after taxes on distributions and sale of Fund shares 5.70%.

(Index reflects no deduction for fees, expenses or taxes. Lipper Average reflects no deduction for taxes.)

Calvert Social Index Fund

Advisor        Calvert Asset Management Company, Inc.

Subadvisor  World Asset Management, a division of Munder Capital Management

Objective

Calvert Social Index Fund seeks to match the performance of the Calvert Social Index™, which measures the investment return of large- and mid-capitalization stocks.

Principal investment strategies

The Fund employs a passive management strategy designed to track, as closely as possible, the performance of the Calvert Social Index.  The Fund uses a replication index method, investing in each stock in the Index in about the same proportion as represented in the Index itself.

Calvert Social Index

The Calvert Social Index measures the performance of those companies that meet the social investment criteria selected from the universe of approximately the 1,000 largest U.S. companies, based on total  market capitalization, listed on the NYSE or NASDAQ-AMEX. As of December 31, 2003, there were 650 companies in the Index, though this number will change over time due to company mergers or changes due to our evaluation of an issuer’s conduct relative to the Fund’s social criteria. The Index is reconstituted once a year based on an updated list of the 1000 largest companies. The Index is also reviewed quarterly to adjust for social criteria, sector weightings against the 40% limitation on exposure to any one sector, share adjustments, etc.

The socially responsible criteria are described in the section "Socially Responsible Investment Criteria". Calvert continuously evaluates the performance of companies included in the Index to ensure compliance with these criteria.

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform the stock market for any of the following reasons:

- The stock market or the Calvert Social Index goes down

- An index fund has operating expenses; a market index does not. The Fund - while expected to track its target index as closely as possible while satisfying its investment and social criteria - will not be able to match the performance of the index exactly.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Bar Chart and Performance Table

The bar chart and table below show the Fund’s annual returns and its long-term performance. The table compares the Fund’s performance over time to that of the Calvert Social Index.  It also shows the Fund’s returns compared to the Lipper Large- Cap Growth Funds Average. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from these shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. The Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

Year-by-Year Calvert Social Index Fund

Total Return

2001	-13.83%
2002	-24.45%
2003	30.16%

Best Quarter:   (of period shown) Q2 '03;         16.34%

Worst Quarter: (of period shown) Q3 '02;         -17.65%

Average annual total returns (as of 12-31-03)

	1 year	Since Inception[1]
Calvert Social Index Fund
Return before taxes	30.16%	-8.66%
Return after taxes on distributions	29.95%	-8.82%
Return after taxes on distributions and sale of Fund shares	19.60%	-7.32%
Calvert Social Index	30.85%	-8.32%
Lipper Large-Cap Core Funds Avg.	25.60%	-8.05%

1 Since inception of Class I shares (6/30/00).

(Index reflects no deduction for fees, expenses or taxes. Lipper Average reflects no deduction for taxes.)

CSIF Enhanced Equity

Advisor        Calvert Asset Management Company, Inc.

Subadvisor  SSgA Funds Management, Inc.

Objective

CSIF Enhanced Equity seeks a total return after expenses which exceeds over time the total return of the Russell 1000 Index.  It seeks to obtain this objective while maintaining risk characteristics similar to those of the Russell 1000 Index and through investments in stocks that meet the Fund’s investment and social criteria.  This objective may be changed by the Fund’s Board of Trustees without shareholder approval.

Principal investment strategies

The Fund invests in stocks that meet the social criteria and creates a portfolio whose characteristics closely resemble the characteristics of the Russell 1000 Index, while emphasizing the stocks which it believes offer the greatest potential of return.

The Russell 1000 Index measures the performance of the 1,000 largest U.S. companies based on total market capitalization. The Index is adjusted, or reconstituted, annually. As of the latest reconstitution, the average market capitalization of the Russell 1000 was approximately $11 billion.

CSIF Enhanced Equity follows an enhanced index management strategy. Instead of passively holding a representative basket of securities designed to match the Russell 1000 Index, the Subadvisor actively uses a proprietary analytical model to attempt to enhance the Fund’s performance, relative to the Index. The Fund may purchase stocks not in the Russell 1000 Index, but at least 65% of the Fund’s total assets will be invested in stocks that are in the Index. Any investments not in the Index will meet the Fund’s social screening criteria and be selected to closely mirror the Index’s risk/return characteristics.  The Subadvisor rebalances the Fund quarterly to maintain its relative exposure to the Index.

The first step of the investment strategy is to identify those stocks in the Russell 1000 Index which meet the Fund's social screening criteria. From this list of stocks, the Subadvisor chooses stocks that closely mirror the Index in terms of various factors such as industry weightings, capitalization, and yield. Even though certain industries may be eliminated from the Fund by the screens, the factor model permits mathematical substitutes which the Subadvisor expects to mimic the return characteristics of the missing industries and stocks.

The final step in the process is to apply the Subadvisor's proprietary valuation method which attempts to identify the stocks which have the greatest potential for superior performance. Each security identified for potential investment is ranked according to three separate measures: growth, value and momentum of market sentiment. These three measures combine to create a single composite score of each stock's attractiveness. The Fund is constructed from securities that meet its social criteria, weighted through a mathematical process that seeks to reduce risk vis-à-vis the Russell 1000 Index.

Principal risks

You could lose money on your investment in the Fund, or the Fund could underperform for any of the following reasons:

-        The stock market or the Russell 1000 Index goes down

-        The individual stocks in the Fund or the enhanced equity modeling portfolio do not perform as well as expected, and/or the Fund's portfolio management practices might not work to achieve their desired result

-        The Fund has operating expenses; a market index does not. The Fund - while expected to track its target index as closely as possible while satisfying its own investment and social criteria - will not be able to match the performance of the index exactly.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.   The Fund is not sponsored, sold, promoted, or endorsed by the Frank Russell Company.

Tracking the Index

The Subadvisor expects the annual tracking error, relative to the return of the Index before deducting expenses, to be within certain limits established by the Advisor and Subadvisor.  The Fund's ability to track the Index will be monitored by analyzing returns to ensure that the returns are reasonably consistent with Index returns. Any deviations of realized returns from the Index which are in excess of those expected will be analyzed for sources of variance.

The Fund invests with the philosophy that long-term rewards to investors will come from those organizations whose products, services, and methods enhance the human condition and the traditional American values of individual initiative, equality of opportunity, and cooperative effort. Investments are selected on the basis of their ability to contribute to the dual objectives of financial soundness and societal impact.   See "Investment Selection Process."

Bar Chart and Performance Table

The bar chart and table below show the Fund’s annual returns and its long-term performance. The table compares the Fund’s performance over time to that of the Russell 1000 Index.  It also shows the Fund’s returns compared to the Lipper Large- Cap Core Funds Average. There have been periods when there were no shareholders in Class I. For purposes of reporting Average Annual Total Return, Class A (not offered in this prospectus) performance at NAV (i.e. does not reflect deduction of the Class A front-end sales charge) is used during these periods in which there were no shareholders in Class I. For purposes of this Average Annual Total Return, the Class A performance at NAV was used after January 18, 2002. Because Class A has higher expenses, its performance is lower than the Class I would realize in the same period. The after-tax returns are shown for Class A shares at NAV. Class I after-tax performance is not shown because it could possibly overstate after-tax Class I performance due to certain necessary assumptions about the shareholders’ capital gains and losses and ability to utilize tax credits. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from these shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. The Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

Year-by-Year CSIF Enhanced Equity

Total Return

1999	17.65%
2000	-3.80%
2001	-9.51%
2002	-17.55%
2003	23.82%

Best Quarter:   (of period shown )         Q4 ‘99;        14.72%

Worst Quarter: (of period shown) Q3 ‘02;        -16.05%

Average annual total returns (as of 12-31-03)

	1 year	5 years	Since
			Inception[1]
CSIF Enhanced Equity:
Return before taxes	23.82%	0.95%	2.69%
Return after taxes on distributions	23.82%	0.53%	2.31%
Return after taxes on distributions and sale of Fund shares	15.48%	0.47%	2.01%
Russell 1000 Index TR	29.89%	-0.13%	1.72%
Lipper Large-Cap Core Funds Avg.	25.60%	-1.74%	-0.02%

1 Since inception of Class I shares (4/30/98). The month-end date of 4/30/98 is used for comparison purposes only; actual Fund inception is 4/15/98. Since inception (4/15/98): Return before taxes 2.49%; Return after taxes on distributions 2.14%; Returns after taxes on distributions and sale of Fund shares 1.86%.

(Index reflects no deduction for fees, expenses or taxes. Lipper Average reflects no deduction for taxes.)

Calvert Large Cap Growth

Advisor        Calvert Asset Management Company, Inc.

Subadvisor  Bridgeway Capital Management, Inc.

Investment Objective

Calvert Large Cap Growth Fund seeks to exceed the stock market total return (primarily through capital appreciation) at a level of total risk roughly equal to that of the stock market over longer periods of time (three years or more). The S&P 500 Index with dividends reinvested serves as a proxy for "stock market" in this objective.

Principal Investment Strategies

The Fund invests in a diversified portfolio of common stocks of companies which meet the Fund's investment and social criteria. Under normal circumstances, the Fund will invest at least 80% of its net assets in large cap companies. The Fund defines "large cap" companies as those whose market capitalization falls within the range of the S&P 500. The Fund invests in both value and growth companies. Value stocks are those priced cheaply relative to some financial measures of worth. Growth stocks have faster increasing sales and earnings.

A secondary portfolio strategy is the use of exchange-traded, "traditional" stock index options and futures. These investments help to keep the long-term average market risk of the Fund roughly equal to the market itself. At any one point in time, however, the Fund’s market exposure may be as high as 150% or as low as 50% of the market. The Advisor and Subadvisor believe that the use of these instruments is conservative; it does not try to leverage overall market risk in the long term.

The Fund invests with the philosophy that long-term rewards to investors will come from those organizations whose products, services, and methods enhance the human condition and the traditional American values of individual initiative, equality of opportunity and cooperative effort. Investments are selected on the basis of their ability to contribute to the dual objectives of financial soundness and societal impact.  See "Investment Selection Process."

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform, most likely for any of the following reasons:

-        The stock market goes down

-        The individual stocks in the Fund do not perform as well as expected, and/or the Fund's portfolio management practices might not work to achieve their desired result

-        The use of stock index futures and options could add to, rather than decrease, risk

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Bar Chart and Performance Table

The following bar chart and table show the Fund's annual returns and its long-term performance. The chart shows how the performance of the Fund’s shares has varied from year to year. The table compares the Fund's performance over time to that of the Standard & Poor’s 500 Index, a widely recognized, unmanaged index of common stock prices. It also compares the Fund’s performance to the Lipper Multi-Cap Growth Funds Average. Pursuant to an Agreement and Plan of Reorganization, the Social Responsibility Portfolio of Bridgeway Fund, Inc. ("Bridgeway") was reorganized into the Class I Shares of the Calvert Large Cap Growth Fund, which commenced operations on 10/31/00.  Performance results prior to 10/31/00 for Class I Shares of Calvert Large Cap Growth Fund reflect the performance of Bridgeway. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from these shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

Year-by-Year Large Cap Growth

Total Return

1995	30.27%
1996	16.21%
1997	27.51%
1998	37.79%
1999	49.36%
2000	-15.50%
2001	-18.46%
2002	-20.75%
2003	39.01%

Best Quarter: (of period shown )  Q4 ‘99;        40.66%

Worst Quarter: (of period shown) Q1 ‘01;        -22.53%

Average annual total returns (as of 12-31-03)

	1 year	5 years	Since
			Inception[1]
Large Cap Growth:
Return before taxes	39.01%	2.45%	11.86%
Return after taxes on distributions	39.01%	1.85%	11.14%
Return after taxes on distributions and sale of Fund shares	25.36%	1.91%	10.25%
S&P 500 Index Monthly Reinvested	28.67%	-0.57%	11.44%
Lipper Multi-Cap Growth Funds Avg.	35.34%	-1.26%	9.61%

1 Since inception (8/31/94). The month-end date of 8/31/94 is used for comparison purposes only; actual Fund inception is 8/5/94. Since inception (8/5/94): Return before taxes 12.56%; Return after taxes on distributions and sale of Fund shares 11.84%; Return after taxes on distributions and sale of Fund shares 10.91%.

  (Index reflects no deduction for fees, expenses or taxes. Lipper Average reflects no deduction for taxes.)

Calvert Capital Accumulation

Advisor        Calvert Asset Management Company, Inc.

Subadvisor  Brown Capital Management, Inc.

Objective

Capital Accumulation seeks to provide long-term capital appreciation by investing primarily in mid-cap stocks that meet the Fund’s investment and social criteria.  This objective may be changed by the Fund's Board of Directors without shareholder approval.

Principal investment strategies -- investments are primarily in the common stocks of mid-size companies.

Returns in the Fund will be mostly from the changes in the price of the Fund’s holdings (capital appreciation). The Fund currently defines mid-cap companies as those within the range of market capitalizations of the Russell Mid Cap Growth Index.  Most companies in the Index have a capitalization of $500 million to $15 billion.  Stocks chosen for the Fund combine growth and value characteristics or offer the opportunity to buy growth at a reasonable price.

The Subadvisor favors companies which have an above market average prospective growth rate, but sell at below market average valuations.  The Subadvisor evaluates each stock in terms of its growth potential, the return for risk free investments, and the risk and reward potential for the company to determine a reasonable price for the stock.

The Fund invests with the philosophy that long-term rewards to investors will come from those organizations whose products, services, and methods enhance the human condition and the traditional American values of individual initiative, equality of opportunity, and cooperative effort. Investments are selected on the basis of their ability to contribute to the dual objectives of financial soundness and societal impact.  See "Investment Selection Process."

Principal risks

You could lose money on your investment in the Fund, or the Fund could underperform for any of the following reasons:

         -        The stock market goes down

         -        The individual stocks in the Fund do not perform as well as expected, and/or the Fund's portfolio management practices might not work to achieve their desired result

         -        The possibility of greater risk by investing in medium-sized companies rather than larger, more established companies

         -        The Fund is non-diversified. Compared to other funds, the Fund may invest more of its assets in a smaller number of companies. Gains or losses on a single stock may have greater impact on the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Bar Chart and Performance Table

The bar chart and table below show the Fund’s annual returns and its long-term performance. The table compares the Fund’s performance over time to that of the Russell Midcap Growth Index.  It also shows the Fund’s returns compared to the Lipper Mid-Cap Growth Funds Average. There have been periods during the reporting period when there were no shareholders in Class I. For purposes of reporting Average Annual Total Return, Class A (not offered in this prospectus) performance at NAV (i.e. does not reflect deduction of the Class A front-end sales charge) is used during these periods in which there were no shareholders in Class I. For purposes of this Average Annual Total Return, the Class A performance at NAV was used during the period January 18, 2002 through June 3, 2003. Because Class A has higher expenses, its performance is lower than the Class I would realize in the same period. The after-tax returns are shown for Class A shares at NAV. Class I after-tax performance is not shown because it could possibly overstate after-tax Class I performance due to certain necessary assumptions about the shareholders’ capital gains and losses and ability to utilize tax credits. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from these shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. The Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

Year-by-Year Capital Accumulation

Total Return

2000	10.20%
2001	-23.08%
2002	-28.68%
2003	31.26%

Best Quarter: (of period shown)  Q4 ‘01;        22.61%

Worst Quarter: (of period shown) Q3 ‘01;        -24.74%

Average annual total returns (as of 12-31-03)

	1 year	Since
		Inception[1]
Capital Accumulation:
Return before taxes	31.26%	1.50%
Return after taxes on distributions	30.55%	-0.36%
Return after taxes on distributions and sale of Fund shares	19.85%	0.22%
Russell Midcap Growth Index	42.71%	2.51%
Lipper Mid-Cap Growth Funds Avg.	35.77%	3.06%

  1 Since inception of Class I shares (2/28/99).

(Index reflects no deduction for fees, expenses or taxes. Lipper Average reflects no deduction for taxes.)

Calvert World Values International Equity

Advisor        Calvert Asset Management Company, Inc.

Subadvisor  Grantham, Mayo, Van Otterloo & Co., LLC

Objective

CWVF International Equity seeks to provide a high total return consistent with reasonable risk by investing primarily in a diversified portfolio of stocks that meet the Fund’s investment and social criteria.

Principal investment strategies

The Fund invests primarily in non-U.S. large cap stocks using a core investment approach.  The Fund will generally hold stocks of companies from the constituent countries of Morgan Stanley Capital International (MSCI) EAFE Index, but may opportunistically invest in other countries, including some emerging markets stocks.  The Subadvisor uses an investment process that focuses on deriving returns from individual stock selection (bottom-up).  The Subadvisor creates original fundamental research on a broad range of non-U.S. securities and applies a set of quantitative screening models to identify stocks that are expected to provide returns that are superior to that of the benchmark.  These models evaluate stocks based on fundamental valuation judgments and market activity.  The Subadvisor constructs the portfolio in a manner that attempts to control the level of risk in the portfolio, relative to the benchmark, MSCI’s EAFE Index.

No more than 5% of fund net assets will be invested in U.S. companies (excluding High Social Impact and Special Equities investments).

The Fund invests with the philosophy that long-term rewards to investors will come from those organizations whose products, services, and methods enhance the human condition and the traditional American values of individual initiative, equality of opportunity, and cooperative effort. Investments are selected on the basis of their ability to contribute to the dual objectives of financial soundness and societal impact.  See "Investment Selection Process."

Principal risks

You could lose money on your investment in the Fund, or the Fund could underperform for any of the following reasons:

         -        The stock markets (including those outside the U.S.) go down

         -        The individual stocks in the Fund do not perform as well as expected, and/or the Fund's portfolio management practices might not work to achieve their desired result

         -        Investment in foreign securities involves additional risks relating to political, social and economic developments abroad. Other risks from these investments result from the differences between the regulations to which U.S. and foreign issuers and markets are subject, the potential for foreign markets to be less liquid than U.S. markets, and the currency risk associated with securities that trade in currencies other than the U.S. dollar.

         -        Investment in emerging market securities involves greater risk than that associated with investment in the foreign securities of developed foreign countries. These risks include volatile currency exchange rates, periods of high inflation, increased risk of default, greater social, economic and political uncertainty and instability, less governmental supervision and regulation of securities markets, weaker auditing and financial reporting standards, lack of liquidity in the markets, and the significantly smaller market capitalizations of emerging market issuers.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Bar Chart and Performance Table

The bar chart and table below show the Fund’s annual returns and its long-term performance. The table compares the Fund’s performance over time to that of the MCSI EAFE Index.  It also shows the Fund’s returns compared to the Lipper International Funds Average. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from these shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. The Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

Year-by-Year CWVF International Equity

Total Return

2000	-17.02%
2001	-23.22%
2002	-12.26%
2003	30.11%

Best Quarter: (of period shown )  Q2 ‘03;        17.38%

Worst Quarter: (of period shown) Q3 ‘01;        -17.04%

Average Annual Total Returns (as of 12-31-03)

	1 year	Since
		Inception[1]
CWVF International Equity:
Return before taxes	30.11%	-0.65%
Return after taxes on distributions	29.63%	-1.34%
Return after taxes on distributions and sale of Fund shares	19.57%	-0.96%
MSCI EAFE Index GD	39.17%	0.82%
Lipper International Funds Average	34.74%	1.63%

1 Since inception of Class I shares (2/28/99).

(Index reflects no deduction for fees, expenses or taxes. Lipper Average reflects no deduction for taxes.)

Calvert New Vision Small Cap

Advisor                 Calvert Asset Management Company, Inc.

Subadvisor    Awad Asset Management, Inc.

Objective

New Vision Small Cap seeks to provide long-term capital appreciation by investing primarily in small-cap stocks that meets the Fund’s investment and social criteria.  This objective may be changed by the Fund's Board of Trustees without shareholder approval.

Principal Investment Strategies

At least 80% of the Fund’s assets will be invested in the common stocks of small-cap companies. Returns in the Fund will be mostly from the changes in the price of the Fund’s holdings (capital appreciation).  The Fund currently defines small-cap companies as those with market capitalization of $2 billion or less at the time the Fund initially invests.

The Fund invests with the philosophy that long-term rewards to investors will come from those organizations whose products, services, and methods enhance the human condition and the traditional American values of individual initiative, equality of opportunity, and cooperative effort. Investments are selected on the basis of their ability to contribute to the dual objectives of financial soundness and societal impact. See "Investment Selection Process."

Principal risks

You could lose money on your investment in the Fund, or the Fund could underperform for any of the following reasons:

         -        The stock market goes down

         -        The individual stocks in the Fund do not  perform as well as expected, and/or the Fund's portfolio management practices might not work to achieve their desired result

         -        Prices of small-cap stocks may respond to market activity differently than larger more established companies

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Bar Chart and Performance Table

The bar chart and table below show the Fund’s annual returns and its long-term performance. The table compares the Fund’s performance over time to that of the Russell 2000 Index.   It also shows the Fund’s returns compared to the Lipper Small-Cap Core Funds Average. There have been periods during the reporting period when there were no shareholders in Class I. For purposes of reporting Investment Performance, Class A (not offered in this prospectus) performance at NAV (i.e. does not reflect deduction of the Class A front-end sales charge) is used during these periods in which there were no shareholders in Class I. For purposes of this Investment Performance, the Class A performance at NAV was used during the periods January 18, 2002 through January 30, 2003, and March 12, 2003 through July 31, 2003. Because Class A has higher expenses, its performance is lower than the Class I would realize in the same period. The after-tax returns are shown for Class A shares at NAV. Class I after-tax performance is not shown because it could possibly overstate after-tax Class I performance due to certain necessary assumptions about the shareholders’ capital gains and losses and ability to utilize tax credits. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from these shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. The Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

Year-by-Year New Vision Small Cap

Total Return

2000	11.51%
2001	8.04%
2002	-20.98%
2003	37.93%

Best Quarter: (of period shown )  Q1 ‘00;        18.68%

Worst Quarter: (of period shown) Q3 ‘02;        -21.69%

Average Annual Total Returns (as of 12-31-03)

	1 year	Since
		Inception[1]
New Vision Small Cap:
Return before taxes	37.93%	13.09%
Return after taxes on distributions	36.91%	11.34%
Return after taxes on distributions and sale of Fund shares	30.54%	10.62%
Russell 2000 Index TR	47.25%	8.98%
Lipper Small-Cap Core Funds Average	44.24%	12.46%

1 Since inception of Class I shares (2/28/99).

(Index reflects no deduction for fees, expenses or taxes. Lipper Average reflects no deduction for taxes.)

CSIF Bond

Advisor        Calvert Asset Management Company, Inc.

Objective

CSIF Bond seeks to provide as high a level of current income as is consistent with prudent investment risk and preservation of capital through investment in bonds and other straight debt securities meeting the Fund’s investment and social criteria.

Principal investment strategies

The Fund uses an active strategy, seeking relative value to earn incremental income.  The Fund typically invests at least 80% of its assets in fixed income securities of any quality, with at least 65% of its net assets in investment grade debt securities rated A or above.

The Fund invests with the philosophy that long-term rewards to investors will come from those organizations whose products, services, and methods enhance the human condition and the traditional American values of individual initiative, equality of opportunity, and cooperative effort. Investments are selected on the basis of their ability to contribute to the dual objectives of financial soundness and societal impact.  See "Investment Selection Process."

Principal risks

You could lose money on your investment in the Fund, or the Fund could underperform, for any of the following reasons:

         -        The market prices of bonds decline

         -        The individual bonds in the Fund do not perform as well as expected, and/or the Fund's portfolio management practices might not work to achieve their desired result

         -        The credit quality of the securities deteriorates, which could lead to bankruptcy. Note: securities issued by government-sponsored entities such as Fannie Mae and Freddie Mac are neither insured nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government.

         -        The Advisor's forecast as to interest rates is not correct

         -        The Advisor’s allocation among different sectors of the bond market does not perform as well as expected

         -        The Fund is non-diversified.  Compared to other funds, the Fund may invest more of its assets in a smaller number of companies. Gains or losses on a single bond may have greater impact on the Fund.

         -        The Fund may invest up to 35% of its net assets in below-investment grade bonds. They are subject to greater credit risk than investment grade bonds.

The Fund’s active trading strategy may cause the Fund to have a relatively high amount of short-term capital gains, which are taxable to you at the ordinary income tax rate.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Bar Chart and Performance Table

The bar chart and table below show the Fund’s annual returns and its long-term performance. The table compares the Fund’s performance over time to that of the Lehman Aggregate Bond Index and the Lehman U.S. Credit Index. It also shows the Fund’s returns compared to the Lipper Corporate Debt Funds A-Rated Average. The Fund recently changed its passive (unmanaged) index from the Lehman Aggregate Bond Index to the more closely correlated Lehman U.S. Credit Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from these shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. The Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

Year-by-Year CSIF Bond Total Return

2001	14.05%
2002	6.74%
2003	8.77%

Best Quarter: (of period shown )  Q1 '01;         7.83%

Worst Quarter: (of period shown) Q1 ‘02;        -0.29%

Average Annual Total Returns (as of 12-31-03)

	1 year	Since
		Inception[1]
CSIF Bond:
Return before taxes	8.77%	8.73%
Return after taxes on distributions	6.39%	5.58%
Return after taxes on distributions and sale of Fund shares	5.75%	5.50%
Lehman Aggregate Bond Index TR	4.10%	8.53%
Lehman U.S. Credit Index	7.70%	9.75%
Lipper Corporate Debt Funds A-Rated Average	5.03%	7.54%

1 Since inception of Class I shares (3/31/00).

(Index reflects no deduction for fees, expenses or taxes. Lipper Average reflects no deduction for taxes.)

Calvert Income

  Advisor       Calvert Asset Management Company, Inc.

Objective

Calvert Income Fund seeks to maximize income, to the extent consistent with prudent investment management and preservation of capital, through investment in bonds and other income producing securities.

Principal Investment Strategies

The Fund uses an active strategy, seeking relative value to earn incremental income. The Fund typically invests at least 65% of its net assets in investment grade debt securities.

Principal risks

You could lose money on your investment in the Fund, or the Fund could underperform, for any of the following reasons:

         -        The market prices of bonds decline

         -        The individual bonds in the Fund do not  perform as well as expected, and/or the Fund's portfolio management practices might not work to achieve their desired result

         -        The credit quality of the securities deteriorates, which could lead to bankruptcy. Note: securities issued by government-sponsored entities such as Fannie Mae and Freddie Mac are neither insured nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government.

         -        The Advisor's forecast as to interest rates is not correct.

         -        The Advisor's allocation among different sectors of the bond market does not perform as well as expected

         -        The Fund is non-diversified. Compared to other funds, the Fund may invest more of its assets in a smaller number of companies. Gains or losses on a single bond may have greater impact on the Fund

         -        The Fund may invest up to 35% of its net assets in below-investment grade bonds. They are subject to greater credit risk than investment grade bonds.

The Fund’s active trading strategy may cause the Fund to have a relatively high amount of short-term capital gains, which are taxable to you at the ordinary income tax rate.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Bar Chart and Performance Table

The bar chart and table below show the Fund’s annual returns and its long-term performance. The table compares the Fund’s performance over time to that of the Lehman Aggregate Bond Index and Lehman U.S. Credit Index. It also shows the Fund’s returns compared to the Lipper Corporate Debt Funds BBB-Rated Average. The Fund recently changed its passive (unmanaged) index from the Lehman Aggregate Bond Index to the more closely correlated Lehman U.S. Credit Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from these shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. The Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

Year-by-Year Calvert Income Total Return

2000	5.29%
2001	14.63%
2002	5.64%
2003	14.45%

Best Quarter:   (of period shown ) Q1 ‘01;    8.02%

Worst Quarter: (of period shown)    Q2 ‘00;    -0.83%

Average Annual Total Returns (as of 12-31-03)

	1 year	Since
		Inception[1]
Calvert Income:
Return before taxes	14.45%	9.63%
Return after taxes on distributions	11.05%	6.05%
Return after taxes on distributions and sale of Fund shares	9.52%	5.99%
Lehman Aggregate Bond Index TR	4.10%	7.09%
Lehman U.S. Credit Index	7.70%	7.67%
Lipper Corporate Debt Funds BBB-Rated Average	8.23%	6.60%

1 Since inception of Class I shares (2/28/99).

(Indices reflects no deduction for fees, expenses or taxes. Lipper Average reflects no deduction for taxes.)

Calvert Short Duration Income

Advisor        Calvert Asset Management Company, Inc.

Objective

Calvert Short Duration Income Fund seeks to maximize income to the extent consistent with prudent investment management and preservation of capital, through investment in short term bonds and with other income producing securities.

Principal investment strategies

The Fund uses an active strategy, seeking relative value to earn incremental income. The Fund typically invests at least 65% of its net assets in investment grade debt securities. Under normal circumstances, the Fund's average portfolio duration will range from one to three years. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. Similarly, a Fund with longer average portfolio duration will be more sensitive to changes in interest rates than a Fund with a shorter average portfolio duration. Although the Fund seeks to purchase securities with independent credit ratings, there is no limit on the amount of unrated securities that may be purchased.

Principal risks

You could lose money on your investment in the Fund, or the Fund could underperform, most likely for any of the following reasons:

         -        The market prices of bonds decline

         -        The credit quality of the securities deteriorates, which could lead to bankruptcy. Note: securities issued by government-sponsored entities such as Fannie Mae and Freddie Mac are neither insured nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government.

         -        The individual bonds in the Fund do not perform as well as expected

         -        The Advisor's forecast as to interest rates is not correct

         -        The Advisor's allocation among different sectors of the bond market does not perform as well as expected

         -        The Fund is non-diversified. Compared to other funds, the Fund may invest more of its assets in a smaller number of companies. Gains or losses on a single bond may have greater impact on the Fund.

         -        The Fund may invest up to 35% of its net assets in below-investment grade bonds. They are subject to greater credit risk than investment grade bonds.

The Fund's active trading strategy may cause the Fund to have a relatively high amount of short-term capital gains, which are taxable to you at the ordinary income tax rate.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Bar Chart and Performance Table

The following bar chart and table show the Fund's annual returns and its long-term performance. The table compares the Fund's performance over time to that of the Lehman   1-5 Year Credit Index. It also shows the Fund's returns compared to the Lipper Short Investment Grade Debt Funds Average. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from these shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares.  The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

Year-by-Year Calvert Short Duration Income Total Return

[INSERT CLASS I SHORT DURATION INCOME BAR CHART HERE]

Best Quarter: (of period shown )	Q2 ‘03;	3.41%
Worst Quarter: (of period shown)	Q3 ‘03;	1.37%

Average Annual Total Returns (as of 12-31-03)

	1 year	Since
		Inception[1]
Short Duration Income Fund:
Return before taxes	9.16%	9.53%
Return after taxes on distributions	6.86%	7.00%
Return after taxes on distributions and sale of Fund shares	5.98%	6.61%
Lehman 1-5 Year Credit Index TR	5.41%	7.23%
Lipper Short Investment Grade Debt Funds Average	2.51%	3.60%

1 Since inception of Class I shares (2/28/02). The month-end date of 2/28/02 is used for comparison purposes only; actual Fund inception is 2/26/02. Since inception (2/26/02) Short Duration Income Fund: Return before taxes 9.64%; Return after taxes on distributions 7.13%; Return after taxes on distributions and sale of Fund shares 6.72%.

(Index reflects no deduction for fees, expenses or taxes. Lipper Average reflects no deduction for taxes.)

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of a Fund. Annual Fund operating expenses are deducted from Fund assets.

CLASS I

Redemption fee1                      2%

(as a % of redemption proceeds)

Note: Redemption fee applies only to

redemptions, including exchanges,

within 5 days of purchase.

Annual fund operating expenses[2]	CSIF Balanced	CSIF Equity	Calvert Social Index Fund	CSIF Enhanced Equity	Calvert Large Cap Growth	Capital Accumulation	CWVF International Equity	Calvert New Vision Small Cap	CSIF Bond	Calvert Income	Calvert Short Duration Income

Management fees	0.55%	0.60%	0.325%	0.70%	0.98%	0.75%	0.90%	0.85%	0.45%	0.50%	0.45%

Distribution and service (12b-1) fees	--	--	--	--	--	--	--	--	--	--	--

Other expenses	0.33%	0.10%	0.865%	0.31%	1.09%	0.48%	0.49%	0.32%	0.16%	0.07%	0.20%

Total annual fund operating expenses	0.88%	0.70%	1.19%	1.01%	2.07%	1.23%	1.39%	1.17%	0.61%	0.57%	0.65%

Fee waiver and/or expense reimbursement3	-0.16%	--	-0.815%	-0.20%	-0.99%	-0.37%	-0.29%	-0.25%	--	--	--

Net expenses	0.72%	--	0.375%	0.81%	1.08%	0.86%	1.10%	0.92%	--	--	--

Explanation of Fees and Expenses Table

1  The redemption fee applies to redemptions, including exchanges, within 5 days of purchase. The fee will not be charged directly on certain retirement platforms and other similar omnibus-type accounts but rather on their participants by the subtransfer agent and remitted to the Fund. Accounts of foundations, endowments, state and local governments, and those that use consultants are excluded from the Class I redemption fee. The fee is deducted from your redemption proceeds. It is payable to the Fund. This fee is to ensure that the portfolio trading costs are borne by investors making the transactions and not by shareholders already in the Fund.

2  Expenses are based on the Fund’s most recent fiscal year unless otherwise indicated. Expenses for CSIF Balanced, CSIF Enhanced Equity, Capital Accumulation, and Calvert New Vision Small Cap are based on estimates for the upcoming fiscal year. Management fees include the Subadvisory fees paid by the Advisor ("Calvert"), or in the case of Calvert Large Cap Growth, the Fund, to the Subadvisor, and the administrative fee paid by the Fund to Calvert Administrative Services Company, an affiliate of Calvert. The subadvisory fees for Calvert Large Cap Growth are subject to a performance adjustment, which could cause the fee to be as high as 0.70% or as low as 0.20%, depending on the Fund’s performance relative to the S&P 500 Index.

3  Calvert has agreed to contractually limit net annual Fund operating expenses for all of the Funds’ Class I shares (other than CSIF Equity, CSIF Bond, Calvert Income and Calvert Short Duration Income) through January 31, 2005. The contractual expense cap is shown as "Net expenses", except for Calvert Large Cap Growth whose cap is 0.90%, exclusive of any performance fee adjustment. The amount shown in the table reflects a positive 0.18% performance fee adjustment. Calvert has further agreed to limit annual Fund operating expenses for Calvert Large Cap Growth at 1.50% through January 31, 2014. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, extraordinary expenses, performance fee adjustments, taxes and capital items. The Fund has an expense offset arrangement with the custodian bank whereby the custodian and transfer agent fees may be paid indirectly by credits on the Fund’s uninvested cash balances. These credits are used to reduce the Fund’s expenses.

Example

This example is intended to help you compare the cost of investing  in a Fund with the cost of investing in other mutual funds.

The example assumes that:

- You invest $1,000,000 in the Fund for the time periods indicated;

- Your investment has a 5% return each year;

- You redeem all shares at the end of the periods; and

- The Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, under these  assumptions your costs would be as follows if the Class I shares are held for 1, 3, 5 or 10 years:

	1 year	3 years	5 years	10 years
CSIF Balanced	$7,354	$26,471	$47,196	$106,958
CSIF Equity	7,151	22,387	38,962	87,054
Calvert Social Index Fund	3,837	29,695	57,562	137,066
CSIF Enhanced Equity	8,270	30,164	53,841	121,810
Calvert Large Cap Growth	11,012	43,288	77,864	175,464
Capital Accumulation	8,778	35,371	64,008	145,596
CWVF International Equity	11,215	41,151	73,288	164,347
Calvert New Vision Small Cap	9,388	34,684	61,955	139,815
CSIF Bond	6,234	19,535	34,029	76,213
Calvert Income	5,826	18,265	31,829	71,362
Calvert Short Duration Income	6,641	20,803	36,224	81,043

Investment Practices and Risks

The most concise description of each Fund’s principal investment strategies and associated risks is under the earlier summary for each Fund. The Funds are also permitted to invest in certain other investments and to use certain investment techniques that have higher risks associated with them. On the following pages are brief descriptions of the investments and techniques summarized earlier, along with certain additional investment techniques and their risks.

For each of the investment practices listed, the table below shows each Fund’s limitations as a percentage of its assets and the principal types of risk involved. (See the pages following the table for a description of the types of risks). Numbers in this table show maximum allowable amount only; for actual usage, consult the Fund’s annual/semi-annual reports.

Key to Table

         J        Fund currently uses as a principal

                  investment practice

         q       Permitted, but not typically used

                    as a principal investment practice

                  (% of assets allowable, if restricted)

         8       Not permitted

         xN      Allowed up to x% of Fund’s net assets

         xT      Allowed up to x% of Fund’s total assets

         N/A    not applicable to this type of fund

	CSIF Balanced	CSIF Equity	Calvert Social Index Fund	CSIF Enhanced Equity	Large Cap Growth	Capital Accumulation	CWVF International Equity	Calvert New Vision Small Cap	CSIF Bond	Calvert Income	Calvert Short Duration Income
Investment Practices

Active Trading Strategy/Turnover involves selling a security soon after purchase. An active trading strategy causes a fund to have higher portfolio turnover compared to other funds and higher transaction costs, such as commissions and custodian and settlement fees, and may increase your tax liability. Risks: Opportunity, Market and Transaction.

	J	q	q	q	q	q	q	q	J	J	J

Temporary Defensive Positions. During adverse market, economic or political conditions, the Fund may depart from its principal investment strategies by increasing its investment in short-term interest-bearing securities. During times of any temporary defensive position, a Fund may not be able to achieve its investment objective. Risks: Opportunity.

	q	q	q	q	q	q	q	q	q	q	q

Hedging Strategies. The use of short sales of U.S. Treasury securities for the limited purpose of hedging the Fund’s duration (duration is a measure of the interest rate-sensitivity of the Fund). Any short sales are "covered" with an equivalent amount of high quality, liquid securities. This technique is intended to lower the Fund’s interest rate risk. Risks: Correlation, Management and Opportunity.	8	8	8	8	8	8	8	8	8	J	J

Conventional Securities

Stocks in General

The Fund is subject to stock market risk. Stock prices overall may decline over short or even long periods. The Fund is also subject to investment style risk, which is the chance that returns from the type of stocks it purchases (large-cap, mid-cap, etc.) will trail returns from other asset classes or the overall stock market. Each type of stock tends to go through cycles of doing better or worse than the stock market in general. Finally, individual stocks may lose value for a variety of reasons, even when the overall stock market has increased. Risks: Market.

	J	J	J	J	J	J	J	J	N/A	q	N/A

Foreign securities. Securities issued by companies located outside the U.S. and/or traded primarily on a foreign exchange. For funds that may invest in debt, this includes debt instruments denominated in other currencies such as Eurobonds. Risks: Market, Currency, Transaction, Liquidity, Information and Political.	25N	25N	5T1	8	10N	25N	J	15T2	25N	30N	30N

Small cap stocks. Investing in small companies involves greater risk than with more established companies. Small cap stock prices are more volatile and the companies often have limited product lines, markets, financial resources, and management experience. Risks: Market, Liquidity and Information.

	q	q	q	N/A	q	q	q	J	N/A	N/A	N/A

Investment grade bonds. Bonds rated BBB/Baa or higher or comparable unrated bonds. Risks: Interest Rate, Market and Credit.	J	q	N/A	N/A	q	q	q	q	J	J	J

Below-investment grade bonds. Bonds rated below BBB/Baa or comparable unrated bonds are considered junk bonds. They are subject to greater credit risk than investment grade bonds. Risks: Credit, Market, Interest Rate, Liquidity and Information.

	20N3	20N3	N/A	N/A	20N	10N3	5N3	5N3	35N3	35N	35N

Unrated debt securities. Bonds that have not been rated by a recognized rating agency; the Advisor has determined the credit quality based on its own research. Risks: Credit, Market, Interest Rate, Liquidity and Information.

	J	q	q	N/A	q	q	q	q	J	J	J

Illiquid securities. Securities which cannot be readily sold because there is no active market. Special Equities (venture capital private placements) and High Social Impact Investments are illiquid. Risks: Liquidity, Market and Transaction.

	15N	15N	15N	15N	15N	15N	15N	15N	15N	15N	15N

Initial Public Offerings ("IPOs") IPOs are newly issued securities that may have volatile prices due to speculation and the lack of any established long term price history. Accordingly, IPOs and other volatile investments may magnify the performance impact when the Fund assets are small or when the Fund contains a significant amount of such investments. Currently, there is no limit on the amount of IPOs that may be purchased by the Fund provided such purchases are within the Fund’s stated objectives and guidelines. Fund performance driven by IPO purchases may not continue if assets grow or IPO Fund trading changes. Risks: Market.

	q	q	N/A	N/A	q	q	q	q	N/A	N/A	N/A

Unleveraged Derivative Securities

Asset-backed securities. Securities are backed by unsecured debt, such as credit card debt. These securities are often guaranteed or over-collateralized to enhance their credit quality. Risks: Credit, Interest Rate and Liquidity.

	J	q	N/A	N/A	q	q	q	q	J	J	J

Mortgage-backed securities. Securities are backed by pools of mortgages, including passthrough certificates, and other senior classes of collateralized mortgage obligations (CMOs). Risks: Credit, Extension, Prepayment, Liquidity and Interest Rate.

	J	q	N/A	N/A	q	q	q	q	J	J	J

Participation interests. Securities representing an interest in another security or in bank loans. Risks: Credit, Interest Rate and Liquidity.	q	q	N/A	N/A	q	q	q	q	q	q	q

Currency contracts. Contracts involving the right or obligation to buy or sell a given amount of foreign currency at a specified price and future date. Risks: Currency, Leverage, Correlation, Liquidity and Opportunity.	q	q	N/A	N/A	q	5T	5T	8	q	5T	q (5T)

Leveraged Derivative Instruments

Options on securities and indices. Contracts giving the holder the right but not the obligation to purchase or sell a security (or the cash value, in the case of an option on an index) at a specified price within a specified time. In the case of selling (writing) options, the Fund will write call options only if it already owns the security (if it is "covered"). Risks: Interest Rate, Currency, Market, Leverage, Correlation, Liquidity, Credit and Opportunity.

	5T4	5T4	N/A	5T4	5T4	5T4	5T4	5T4	5T4	q	q

Futures contract. Agreement to buy or sell a specific amount of  a commodity or financial instrument at a particular price on a specific future date. Risks: Interest Rate, Currency, Market, Leverage, Correlation, Liquidity and Opportunity.

	5N5	5N5	5N5	5N5	5N5	5N5	5N5	5N5	5N5	5N5	5N5

Structured securities. Indexed and/or leveraged mortgage-backed and other debt securities, including principal-only and interest-only securities, leveraged floating rate securities, and others. These securities tend to be highly sensitive to interest rate movements and their performance may not correlate to these movements in a conventional fashion. Risks: Credit, Interest Rate, Extension, Prepayment, Market, Leverage, Liquidity and Correlation.

	q	N/A	N/A	N/A	N/A	q	N/A	N/A	q	q	q

1        Calvert Social Index Fund may invest in foreign securities to the extent necessary to carry out its investment strategy of holding all of the stocks that comprise the Index.  The Index (and hence the Fund) may include securities issued by companies located outside the U.S. but only if they are traded primarily on the NYSE or AMEX/NASDAQ.

2        New Vision Small Cap may invest only in American Depository Receipts (ADRs) --  dollar-denominated receipts representing shares of a foreign issuer. ADRs are traded on US exchanges. See the SAI.

3         Excludes any high social impact investments.

4        Based on net premium payments.

5        Based on initial margin required to establish the position.

The Funds have additional investment policies and restrictions (for example, repurchase agreements, borrowing, pledging, reverse repurchase agreements, securities lending, when-issued securities, swap agreements and short sales.) These policies and restrictions are discussed in the SAI.

Types of Investment Risk

Correlation risk

This occurs when a Fund "hedges"- uses one investment to offset the Fund's position in another.  If the two investments do not behave in relation to one another the way Fund managers expect them to, then unexpected or undesired results may occur.  For example, a hedge may eliminate or reduce gains as well as offset losses.

Credit risk

The risk that the issuer of a security or the counterparty to an investment contract may default or become unable to pay its obligations when due.

Currency risk

Currency risk occurs when a Fund buys, sells or holds a security denominated in foreign currency.  Foreign currencies "float" in value against the U.S. dollar.  Adverse changes in foreign currency values can cause investment losses when a Fund's investments are converted to U.S. dollars.

Extension risk

The risk that an unexpected rise in interest rates will extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

Information risk

The risk that information about a security or issuer or the market might not be available, complete, accurate, or comparable.

Interest rate risk

The risk that changes in interest rates will adversely affect the value of an investor's securities.  When interest rates rise, the value of fixed-income securities will generally fall.  Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities.  Longer-term securities and zero coupon/"stripped" coupon securities ("strips") are subject to greater interest rate risk.

Leverage risk

The risk that occurs in some securities or techniques which tend to magnify the effect of small changes in an index or a market.  This can result in a loss that exceeds the amount actually invested.

Liquidity risk

The risk that occurs when investments cannot be readily sold.  A Fund may have to accept a less-than-desirable price to complete the sale of an illiquid security or may not be able to sell it at all.

Management risk

The risk that a Fund's portfolio management practices might not work to achieve their desired result.

Market risk

The risk that securities prices in a market, a sector or an industry will fluctuate, and that such movements might reduce an investment's value.

Opportunity risk

The risk of missing out on an investment opportunity because the assets needed to take advantage of it are committed to less advantageous investments or strategies.

Political risk

The risk that may occur with foreign investments, and means that the value of an investment may be adversely affected by nationalization, taxation, war, government instability or other economic or political actions or factors.

Prepayment risk

The risk that unanticipated prepayments may occur, reducing the value of a mortgage-backed security.  The Fund must then reinvest those assets at the current market rate, which may be lower.

Transaction risk

The risk that a Fund may be delayed or unable to settle a transaction or that commissions and settlement expenses may be higher than usual.

What is Indexing? (Calvert Social Index Fund)

An index is an unmanaged group of securities whose overall performance is used as a standard to measure investment performance. An index (or "passively managed") fund tries to match, as closely as possible, the performance of an established target index.

Index funds are not actively managed by investment advisors who buy and sell securities based on research and analysis in an attempt to outperform a particular benchmark or the market as a whole. Rather, index funds simply attempt to mirror what the target index does, for better or for worse. The socially responsible criteria used by the Calvert Social Index may result in economic sector weightings that are significantly different from those of the overall market.

To track its target index as closely as possible, the Calvert Social Index Fund attempts to remain fully invested in stocks. To help stay fully invested, and to reduce transaction costs, the Fund may invest, to a limited extent in stock futures contracts, or other registered investment companies. The Fund may purchase U.S. Treasury securities in connection with its hedging activities.

The Fund uses a replication method of indexing. If assets should ever decline to below $20 million, it may use the sampling method.

Although index funds, by their nature tend to be tax-efficient investment vehicles, the Fund generally is managed without regard to tax ramifications.

Investment Selection Process (not applicable to Calvert Income Fund and Calvert Short Duration Income Fund)

Investments are selected on the basis of their ability to contribute to the dual objectives of financial soundness and social criteria.

Potential investments for a Fund are first selected for financial soundness and then evaluated according to that Fund’s social criteria.  To the greatest extent possible, the Funds seek to invest in companies that exhibit positive accomplishments with respect to one or more of the social criteria.  Investments for all Funds must meet the minimum standards for all its financial and social criteria.

Although each Fund’s social criteria tend to limit the availability of investment opportunities more than is customary with other investment companies, Calvert and the Subadvisors of the Funds believe there are sufficient investment opportunities to permit full investment among issuers which satisfy each Fund’s investment and social objectives.

The selection of an investment by a Fund does not constitute endorsement or validation by that Fund, nor does the exclusion of an investment necessarily reflect failure to satisfy the Fund’s social criteria. Investors are invited to send a brief description of companies they believe might be suitable for investment.

Socially Responsible Investment Criteria

The Funds invest in accordance with the philosophy that long-term rewards to investors will come from those organizations whose products, services, and methods enhance the human condition and the traditional American values of individual initiative, equality of opportunity and cooperative effort.  In addition, we believe that there are long-term benefits in an investment philosophy that demonstrates concern for the environment, labor relations, human rights and community relations.  Those enterprises that exhibit a social awareness in these issues should be better prepared to meet future societal needs.  By responding to social concerns, these enterprises should not only avoid the liability that may be incurred when a product or service is determined to have a negative social impact or has outlived its usefulness, but also be better positioned to develop opportunities to make a profitable contribution to society.  These enterprises should be ready to respond to external demands and ensure that over the longer term they will be viable to seek to provide a positive return to both investors and society as a whole.

Each Fund has developed social investment criteria, detailed below.  These criteria represent standards of behavior which few, if any, organizations totally satisfy.  As a matter of practice, evaluation of a particular organization in the context of these criteria will involve subjective judgment by Calvert and the Subadvisors. All social criteria may be changed by the Board of Trustees/Directors without shareholder approval.

CSIF Portfolios, Calvert Capital Accumulation, Calvert Social Index Fund, Calvert Large Cap Growth, and Calvert New Vision Small Cap:

The Funds seek to invest in companies that:

-        Have good environmental compliance and performance records, develop and market innovative products and services, and embrace and advance sustainable development.

-        Provide safe and healthy work environments; negotiate fairly with their workers; treat their employees with dignity and respect; and provide opportunities for women, minorities, and others who have been discriminated against or denied equal opportunities.

-        Are responsible corporate citizens abroad, as well as at home, by developing and observing appropriate human rights standards.

-        Respect indigenous peoples and their territories, cultures, environment, and livelihood.

-        Produce or market products and services that are safe and enhance the health or quality of life of consumers.

-        Contribute to the quality of life in the communities where they operate, such as through corporate philanthropy and employee volunteerism.

The Funds seek to avoid investing in companies that:

-        Are the subject of serious labor related actions by federal, state  or local regulatory agencies.

-        Have recent significant environmental fines or violations; are significantly responsible for environmental accidents; or own or operate nuclear power plants or have substantial contracts to supply key components in the nuclear power process.

-        Have serious and persistent human rights problems or directly support governments that systematically deny human rights.

-        Have a pattern and practice of violating the rights of indigenous peoples.

-        Have harmful or unethical business practices.

-        Develop genetically-modified organisms for environmental release without countervailing social benefits such as demonstrating leadership in promoting safety, labeling, protection of indigenous rights, the interests of organic farmers and the interests of developing countries generally.

-        Abuse animals, cause unnecessary suffering and death of animals, or whose operations involve the exploitation or mistreatment of animals.

-        Manufacture tobacco products.

-        Are significantly involved in the manufacture of weapons.

-        Are significantly involved in the manufacture of alcoholic beverages.

-        Have direct involvement in gambling operations.

With respect to U.S. government securities, CSIF invests primarily in debt obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government whose purposes further, or are compatible with, the Fund’s social criteria, such as obligations of the Student Loan Marketing Association, rather than general obligations of the U.S. Government, such as Treasury securities.

Calvert World Values International Equity

The spirit of CWVF International Equity’s social criteria is similar to CSIF, but the application of the social analysis is significantly different. International investing brings unique challenges in terms of corporate disclosure, regulatory structures, environmental standards, and differing national and cultural priorities.  Due to these factors, the CWVF International Equity social investment standards are less stringent than those of CSIF.

CWVF International Equity seeks to invest in companies that:

-        Take positive steps to improve environmental management and performance, and provide innovative and forward-looking solutions to environmental problems through their products and services.

-        Have positive labor practices, including hiring and promoting women and ethnic minorities; respecting the right to form unions and bargain collectively; complying, at a minimum, with domestic hour and wage laws; and providing good health and safety standards.  We consider the International Labor Organization’s basic conventions on worker rights as a guideline for our labor criteria.

-        Are responsible corporate citizens abroad, as well as at home, by developing and observing appropriate human rights standards.

-        Respect indigenous peoples and their territories, cultures, environment, and livelihood.

-        Produce or market products and services that are safe and enhance the health or quality of life of consumers.

-        Contribute to the quality of life in the communities where they operate, such as through corporate philanthropy and employee volunteerism.

CWVF International Equity seeks to avoid investing in companies that:

-        Directly contribute to the systematic denial of basic human rights.

-        Demonstrate a pattern of employing forced, compulsory or child labor.

-        Have poor environmental records, do not comply with local environmental regulations or, in our judgment, significantly contribute to environmental problems, regardless of local compliance; or own or operate nuclear power plants or have substantial contracts to supply key components in the nuclear power process.

-        Have harmful or unethical business practices.

-        Develop genetically-modified organisms for environmental release without countervailing social benefits such as demonstrating leadership in promoting safety, labeling, protection of indigenous rights, the interests of organic farmers and the interests of developing countries generally.

-        Derive more than 10% of revenues from the production of weapons systems.

-        Derive more than 10% of revenues from the production of tobacco or alcohol products.

Special Investment Programs

As part of Calvert’s and our shareholders’ ongoing commitment to providing and fostering innovative initiatives, the various Funds invest a small percentage of their respective assets in special investment programs  -- High Social Impact Investments, Special Equities, and the Calvert Manager Discovery Program.  Each Fund remains committed to delivering financial performance and societal impact.  The amount invested by any one Fund in these programs together ranged from 0.34% to 5.69% of assets, as of September 30, 2003.

High Social Impact Investments

CSIF Balanced, Bond and Equity, Calvert World Values International Equity, Capital Accumulation, New Vision Small Cap, Calvert Social Index Fund, and Large Cap Growth

High Social Impact Investments is a program that targets a percentage of the Fund’s assets (up to 1% for each of CSIF Balanced, CSIF Equity and CSIF Bond, Calvert Social Index Fund, Large Cap Growth and New Vision Small Cap and up to 3% for each of CWVF International Equity and Capital Accumulation) to directly support the growth of community-based organizations for the purposes of promoting business creation, housing development, and economic and social development of urban and rural communities. These types of investments offer a rate of return below the then-prevailing market rate, and are considered illiquid, unrated and below-investment grade. They also involve a greater risk of default or price decline than investment grade securities. However, they have a significant social return by making a tremendous difference in our local communities. High Social Impact Investments are valued under the direction and control of the Funds’ Boards.

Pursuant to an exemptive order, the Funds invest those assets allocated for investment in high social impact investments through the purchase of Community Investment Notes from the Calvert Social Investment Foundation. The Calvert Social Investment Foundation is a non-profit organization, legally distinct from Calvert, organized as a charitable and educational foundation for the purpose of increasing public awareness and knowledge of the concept of socially responsible investing. It has instituted the Calvert Community Investments program to raise assets from individual and institutional investors and then invest these assets directly in non-profit or not-for-profit community development organizations and community development banks that focus on low income housing, economic development and business development in urban and rural communities. The Funds may also invest directly in high social impact issuers.

Investments in High Social Impact Investments may hinder the Calvert Social Index Fund’s ability to track the Index. For this reason, the Fund limits the amount of such investments to only 1% of Fund assets, and will not engage in this program until reaching $50 million in assets.

Special Equities

CSIF Balanced, CSIF Equity, Calvert World Values International Equity, and Capital Accumulation

each have a Special Equities investment program that allows the Fund to promote especially promising approaches to social goals through privately placed investments. The investments are generally venture capital privately placed investments in small, untried enterprises. These include pre-IPO companies and private funds. The Special Equities Committee of each Fund identifies, evaluates, and selects the Special Equities investments.  Special Equities involve a high degree of risk -- they are subject to liquidity, information, and if a debt investment, credit risk. Special Equities are valued under the direction and control of the Funds’ Boards. The Calvert Social Index Fund may engage in this program upon reaching $50 million in assets. Special Equities investments are limited to only 1% of the Calvert Social Index Fund’s assets, and to 10% of the assets of each of CSIF Balanced, CSIF Equity, CWVF International Equity, and Capital Accumulation.

Manager Discovery Program

As part of Calvert’s and CSIF shareholders’ ongoing commitment to promoting equal opportunity, Calvert has introduced the Manager Discovery Program as a component of the CSIF Balanced Portfolio.  The program allocates up to 5% of the CSIF Balanced Portfolio assets to strong performing yet often overlooked minority and women-owned money management firms.  These firms must have a proven track record and investment discipline that mirror the investment objectives of the CSIF Balanced Portfolio.  The Manager Discovery Program brings a dynamic new perspective to the Portfolio, while maintaining Calvert’s long-standing commitment to seeking financial performance and societal impact.

Shareholder Advocacy and Social Responsibility

As the Fund’s investment advisor, Calvert takes a proactive role to make a tangible positive contribution to our society and that of future generations. Calvert seeks to positively influence corporate behavior through its role as a shareholder by pushing companies toward higher standards of social and environmental responsibility. Calvert’s activities may include but are not limited to:

Dialogue with companies

Calvert regularly initiates dialogue with management as part of its social research process. After the Fund has become a shareholder, Calvert often continues its dialogue with management through phone calls, letters and in-person meetings. Through its interaction, Calvert learns about management’s successes and challenges and presses for improvement on issues of concern.

Proxy voting

As a shareholder in the various portfolio companies, the Fund is guaranteed an opportunity each year to express its views on issues of corporate governance and social responsibility at annual stockholder meetings. Calvert takes its voting responsibility seriously and votes all proxies consistent with the financial and social objectives of the Fund.

Shareholder resolutions

Calvert proposes resolutions on a variety of social issues. It files shareholder resolutions when its dialogue with corporate management proves unsuccessful to encourage a company to take action. In most cases, Calvert’s efforts have led to negotiated settlements with positive results for shareholders and companies alike. For example, one of its shareholder resolutions resulted in the company’s first-ever disclosure of its equal employment policies, programs and workforce demographics.

About Calvert

CALVERT ASSET MANAGEMENT COMPANY, INC.  (Calvert), 4550 Montgomery Avenue, Suite 1000N, Bethesda, MD 20814, is the Funds' investment advisor. Calvert provides the Funds with investment supervision and management and office space; furnishes executive and other personnel to the Funds, and pays the salaries and fees of all Trustees/Directors who are affiliated persons of Calvert. It has been managing mutual fund portfolios since 1976. Calvert is the investment advisor for over 25 mutual fund portfolios, including the first and largest family of socially screened funds. As of December 31, 2003, Calvert had over $9.5 billion in assets under management.

Steven Falci serves as Calvert’s Chief Investment Officer, Equities and oversees the investment strategy and management of all Calvert equity and balanced portfolios. This is Mr. Falci’s 17th year in the securities industry. Calvert uses a team approach to its management of the fixed-income portfolios.  Gregory Habeeb heads this team for Calvert’s taxable fixed-income portfolios. Mr. Habeeb has over 20 years of experience as an analyst, trader, and portfolio manager.  Matt Nottingham, CFA, is also a member of the fixed-income management team. Mr. Nottingham has 8 years of experience as an analyst, trader, and portfolio manager.

Subadvisors and Portfolio Managers

BROWN CAPITAL MANAGEMENT, INC., 1201 North Calvert Street, Baltimore, Maryland 21202, has managed part of the equity investments of CSIF Balanced since 1996, and Capital Accumulation since 1994.  In 1997, Brown Capital became the sole Subadvisor for Capital Accumulation. It uses a bottom-up approach that incorporates growth-adjusted price earnings, concentrating on mid-/large-cap growth stocks.

Eddie C. Brown, founder and President of Brown Capital Management, Inc., heads the portfolio management team for Capital Accumulation and Brown Capital’s portion of CSIF Balanced.  He brings over 24 years of management experience to the Funds, and has held positions with T. Rowe Price Associates and Irwing Management Company.

SSgA FUNDS MANAGEMENT, INC. (SSgA FM), One Lincoln Street, Boston, MA 02111, is a subsidiary of State Street Corporation. SSgA FM is an adviser registered with the U.S. Securities and Exchange Commission under the Investment Advisers Act of 1940. SSgA FM is the successor to State Street Global Advisors (SSgA), a division of State Street Bank and Trust Company.

SSgA FM's portfolio management team for both CSIF Enhanced Equity and CSIF Balanced is headed by senior portfolio manager,  Arlene Rockefeller, CFA.  Arlene is a Senior Principal of State Street Global Advisors and heads the Global Enhanced Equities Group.  Arlene specializes in portfolio construction, risk control, and implementation of enhanced equity portfolios.  Arlene is a member of the SSgA Investment Committee, the Investment Board of the Tuckerman Group, and a member of the Senior Management Group.  Arlene joined SSgA in 1982 with 5 years of experience in investment research.

Arlene holds a Bachelors degree in Statistics and a Masters degree in Informational Science from the University of Chicago.  She also holds a Masters of Business Administration degree, with honors, from Boston University and is a Chartered Financial Analyst.

ATLANTA CAPITAL MANAGEMENT COMPANY, LLC, Two Midtown Plaza, Suite 1600, 1349 West Peachtree Street, Atlanta, GA 30309, has managed CSIF Equity since September 1998.

Daniel W. Boone, III, C.F.A. heads the Atlanta portfolio management team for CSIF Equity.  He is a senior Partner and senior investment professional for Atlanta Capital.  He has been with the firm since 1976.  He specializes in equity portfolio management and research.  Before joining the firm, he held positions with the international firm of Lazard, Freres in New York, and Wellington Management Company.  Mr. Boone has earned a MBA from the Wharton School of University of Pennsylvania, where he graduated with distinction, and a B.A. from Davidson College.

Grantham, Mayo, Van Otterloo & Co. LLC (GMO); 40 Rowes Wharf, Boston, Massachusetts, 02110 has managed the Calvert World Values International Equity Fund since 2002.

Thomas Hancock and Christopher M. Darnell co-head the portfolio management team for the Portfolio.  Mr. Hancock joined the firm in 1995, serving as a research analyst.  He became a member of the firm in 2000 and is currently engaged in global quantitative equities portfolio management. Prior to joining the firm, he was a research scientist at Siemens and a software engineer at IBM.  Mr. Hancock attended Rensselaer Polytechnic Institute (B.S.) and Harvard University (Ph.D.).

Mr. Darnell joined the firm in 1979, serving as a research analyst.  He became a member of the firm in 1984 and Head of Quantitative Research in 1996.  He has also served as Chief Investment Officer of Quantitative Investment Products

and Chairman of the U.S. Equity Investment Policy Group at GMO.  Prior to joining the firm, Mr. Darnell attended Yale University (B.A.) and Harvard University (M.B.A.).

AWAD ASSET MANAGEMENT, INC. (AWAD), 250 Park Avenue, New York, NY 10177, a subsidiary of Raymond James & Associates, has managed the New Vision Small Cap Fund since 1997.  The firm specializes in the management of small-capitalization growth stocks.  They emphasize a growth-at-a-reasonable-price investment philosophy.

James Awad, President of Awad, founded the firm in 1992.  He heads the portfolio management team for New Vision Small Cap.  Mr. Awad has more than 30 years experience in the investment business, holding positions with firms such as Neuberger & Berman and First Investors Corporation.

Bridgeway Capital Management, Inc., 5615 Kirby Drive, Suite 518, Houston Texas 77005-2448, has managed Calvert Large Cap Growth (previously the Bridgeway Fund, Inc. Social Responsibility Portfolio) since its inception in 1994. John Montgomery, founder and President of Bridgeway Capital Management, Inc., is responsible for selecting the securities that the Fund purchases and sells. Mr. Montgomery holds bachelor degrees from Swarthmore College in both engineering and philosophy and graduate degrees from MIT and Harvard Business School. He worked with computer modeling and quantitative methods as a research engineer at MIT in the late 70's. Later, as a student at Harvard, he investigated methods to apply modeling to portfolio management. Mr. Montgomery began applying these methods to his own investments in 1985. He left the transportation industry at the end of 1991 to perform full time research on his investment models.

World Asset Management, LLC, 255 E. Brown St., Birmingham, MI 48009, is the Subadvisor for Calvert Social Index Fund. It has been in the index business since the mid 1970s and specializes in passive portfolio management technique. It has managed the Fund since inception.

Profit Investment Management, 8720 Georgia Avenue, Suite 808, Silver Spring, Maryland 20910, manages a portion of the equity assets of CSIF Balanced Portfolio. Profit is a part of Calvert’s Manager Discovery Program.

Eugene A. Profit founded Profit Investment Management in 1996. He serves as president and chief investment officer, as well as portfolio manager of the Profit Value Fund. He holds a BA in economics from Yale University.

Each of the Funds has obtained an exemptive order from the Securities and Exchange Commission to permit the Fund, pursuant to approval by the Board of Trustees/Directors, to enter into and materially amend contracts with the Fund's Subadvisor without shareholder approval. See "Investment Advisor and Subadvisor" in the SAI for further details.

Advisory Fees

The following table shows the aggregate annual advisory fee paid by each Fund for the most recent fiscal year as a percentage of that Fund's average daily net assets. This figure is the total of all advisory fees (paid to Calvert) and subadvisory fees (paid to applicable subadvisor, if any, by Calvert or the Fund.) Note, the advisory fee does not include administrative services fees.

CSIF Balanced	.425%
CSIF Equity	.50%
Calvert Social Index Fund	.225%
CSIF Enhanced Equity	.60%[1]
Calvert Large Cap Growth	.88%[2]
Capital Accumulation	.65%
CWVF International Equity	.75%
Calvert New Vision Small Cap	.75%
CSIF Bond	.35%
Calvert Income	.40%
Calvert Short Duration Income	.35%

1        CSIF Enhanced Equity Class I did not have investors during the past fiscal year. The contractual Advisory Fee for the Fund is .60%.

2        This includes a 0.45% subadvisory fee the Fund pays directly to the Subadvisor. The Subadvisor may earn (or have its base fee reduced by) a performance adjustment of plus or minus 0.25%, based on the extent to which performance of the Fund exceeds or trails the index against which it is measured.

HOW TO OPEN AN ACCOUNT

Complete and sign an application for each new account.  Be sure to specify Class I.  All purchases must be made by bankwire in U.S. dollars.  For more information and wire instructions, call Calvert at 800-327-2109.

Minimum To Open an Account:  $1,000,000 per Fund. The $1 million initial investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders (for example, where the investment in question would permit a previously closed Class I in a Portfolio to reopen, at no additional expense to other Classes in the Portfolio, or where the Class I investor has agreed to make additional Class I investments within a reasonable amount of time).

Federal regulations require all financial institutions to obtain, verify and record information that identifies each person who opens an account.  The Fund requires your name, date of birth, residential street address or principal place of business, social security number, employer identification number or other governmental issued identification when you open an account in order to verify your identity.  The Fund may place limits on account transactions while it is in the process of attempting to verify your identity.  If the Fund is unable to verify your identity, the Fund may be required to redeem your shares and close your account.

IMPORTANT - HOW SHARES ARE PRICED

The price of shares is based on each Fund's net asset value ("NAV"). NAV is computed by adding the value of a Fund's holdings plus other assets, subtracting liabilities, and then dividing the result by the number of shares outstanding. If a Fund has more than one class of shares, the NAV of each class will be different, depending on the number of shares outstanding for each class.

Portfolio securities and other assets are valued based on market quotations. If market quotations are not readily available, securities are valued by a method that the Fund's Board of Trustees/Directors believes accurately reflects fair value. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account.

The NAV is calculated as of the close of each business day, which coincides with the closing of the regular session of the New York Stock Exchange ("NYSE") (generally 4 p.m. ET), and at such other times as may be necessary or appropriate. Each Fund is open for business each day the NYSE is open. Please note that there are some federal holidays, however, such as Columbus Day and Veteran’s Day, when the NYSE is open and the Fund is open but purchases cannot be made due to the closure of the banking system.

Some Funds hold securities that are primarily listed on foreign exchanges that trade on days when the NYSE is closed. These Funds do not price shares on days when the NYSE is closed, even if foreign markets may be open. As a result, the value of the Fund's shares may change on days when you will not be able to buy or sell your shares.

WHEN YOUR ACCOUNT WILL BE CREDITED

Your purchase will be processed at the next NAV calculated after your order is received in good order.  Each Fund reserves the right to suspend the offering of shares for a period of time or to reject any specific purchase order.  All purchases will be confirmed and credited to your account in full and fractional shares (rounded to the nearest 1/1000th of a share).

OTHER CALVERT FEATURES / POLICIES

CALVERT INFORMATION NETWORK

For 24 hour performance and account information call

800-368-2745 or visit www.calvert.com

You can obtain current performance and pricing information, verify account balances, and authorize certain transactions with the convenience of one phone call, 24 hours a day.

Note: The information on our website is not incorporated by reference into this prospectus; our website address is included as an inactive textual reference only.

TELEPHONE TRANSACTIONS

You may purchase, redeem, or exchange shares and wire funds by telephone if you have pre-authorized service instructions. You receive telephone privileges automatically when you open your account unless you elect otherwise. For our mutual protection, the Fund, the shareholder servicing agent and their affiliates use precautions such as verifying shareholder identity and recording telephone calls to confirm instructions given by phone. A confirmation statement is sent for most transactions; please review this statement and verify the accuracy of your transaction immediately.

EXCHANGES

Calvert offers a wide variety of investment options that includes common stock funds, tax-exempt and corporate bond funds, and money market funds (call your broker or Calvert representative for more information). We make it easy for you to purchase shares in other Calvert funds if your investment goals change.

Complete and sign an account application, taking care to register your new account in the same name and taxpayer identification number as your existing Calvert account(s). Exchange instructions may then be given by telephone if telephone redemptions have been authorized and the shares are not in certificate form.

Before you make an exchange, please note the following:

Each exchange represents the sale of shares of one Fund and the purchase of shares of another. Therefore, you could realize a taxable gain or loss.

Shares may only be exchanged for Class I shares of another Calvert Fund.

Exchange requests will not be accepted on any day Calvert is open but the Fund’s custodian bank is closed (e.g., Columbus Day and Veteran's Day); these exchange requests will be processed the next day the Fund’s custodian bank is open.

Each Fund reserves the right to terminate or modify the exchange privilege with 60 days' written notice.

Market Timing Policy

In general, the Funds are designed for long-term investment.  Accordingly, Calvert has adopted policies and procedures in an effort to detect and prevent market timing in its Funds.  Market timing typically involves frequent, short-term trading of  Fund shares, that, in Calvert’s opinion, may have a disruptive effect on the management of the Fund, drive up transaction costs for the Fund, and/or otherwise adversely affect the Fund and its shareholders. In addition to the right of each Fund to impose redemption fees on short-term trading, Calvert may reject any purchase or exchange request we believe to be market timing. Each Fund and the distributor reserve the right at any time to reject or cancel any part of any purchase or exchange order; modify any terms or conditions of purchase of shares of any Fund; or withdraw all or any part of the offering made by this prospectus.

ELECTRONIC DELIVERY OF PROSPECTUSES AND

SHAREHOLDER REPORTS

You may request to receive electronic delivery of prospectuses and annual and semi-annual reports.

COMBINED GENERAL MAILINGS (Householding)

Multiple accounts with the same social security number will receive one mailing per household of information such as prospectuses and semi-annual and annual reports. Call customer service at 800-368-2745 to request further grouping of accounts to receive fewer mailings, or to request that each account still receive a separate mailing. Separate statements will be generated for each separate account and will be mailed in one envelope for each combination above.

SPECIAL SERVICES AND CHARGES

Each Fund pays for shareholder services but not for special services that are required by a few shareholders, such as a request for a historical transcript of an account. You may be required to pay a fee for these special services.

MINIMUM ACCOUNT BALANCE

Please maintain a balance in each of your Fund accounts of at least $1,000,000 per Fund.  If due to redemptions, the account falls below the minimum, your account may be closed and the proceeds mailed to the address of record.  You will be given a notice that your account is below the minimum and will be closed, or moved to Class A (at NAV) after 30 days if the balance is not brought up to the required minimum amount.

DIVIDENDS, CAPITAL GAINS AND TAXES

Each Fund pays dividends from its net investment income as shown below. Net investment income consists of interest income, net short-term capital gains, if any, and dividends declared and on investments, less expenses. Distributions of net short-term capital gains (treated as dividends for tax purposes) and net long-term capital gains, if any, are normally paid once a year; however, the Funds do not anticipate making any such distributions unless available capital loss carryovers have been used or have expired. Dividend and distribution payments will vary between classes.

Calvert Income	Paid monthly
Calvert Short Duration Income	Paid monthly
CSIF Bond	Paid monthly
CSIF Balanced	Paid quarterly
CSIF Equity	Paid annually
Calvert Social Index Fund	Paid annually
CSIF Enhanced Equity	Paid annually
Calvert Large Cap Growth	Paid annually
Capital Accumulation	Paid annually
CWVF International Equity	Paid annually
Calvert New Vision Small Cap	Paid annually

Dividend Payment Options

Dividends and any distributions are automatically reinvested in the same Fund at NAV, unless you elect to have amounts of $10 or more paid to you by wire to a predesignated bank account.  Dividends and distributions from any Calvert Fund may be automatically invested in an identically registered account in any other Calvert Fund at NAV. If reinvested in the same account, new shares will be purchased at NAV on the reinvestment date, which is generally 1 to 3 days prior to the payment date. You must notify the Funds in writing to change your payment options.

Buying a Dividend

At the time of purchase, the share price of each class may reflect undistributed income, capital gains or unrealized appreciation of securities. Any income or capital gains from these amounts which are later distributed to you are fully taxable. On the record date for a distribution, share value is reduced by the amount of the distribution. If you buy shares just before the record date ("buying a dividend") you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

Federal Taxes

In January, each Fund will mail you Form 1099-DIV indicating the federal tax status of dividends and any capital gain distributions paid to you during the past year. Generally, dividends and distributions are taxable in the year they are paid. However, any dividends and distributions paid in January but declared during the prior three months are taxable in the year declared. Dividends and distributions are taxable to you regardless of whether they are taken in cash or reinvested. Dividends, including short-term capital gains, are taxable as ordinary income. Distributions from long-term capital gains are taxable as long-term capital gains, regardless of how long you have owned shares.

You may realize a capital gain or loss when you sell or exchange shares. This capital gain or loss will be short- or long-term, depending on how long you have owned the shares which were sold. In January, these Funds will mail you Form 1099-B indicating the total amount of all sales, including exchanges. You should keep your annual year-end account statements to determine the cost (basis) of the shares to report on your tax returns.

Other Tax Information

In addition to federal taxes, you may be subject to state or local taxes on your investment, depending on the laws in your area. You will be notified to the extent, if any, that dividends reflect interest received from U.S. government securities. Such dividends may be exempt from certain state income taxes.

Taxpayer Identification Number

If we do not have your correct Social Security or Taxpayer Identification Number ("TIN") and a signed certified application or Form W-9, Federal law requires us to withhold 28% of your reportable dividends, and possibly 28% of certain redemptions. In addition, you may be subject to a fine by the Internal Revenue Service. You will also be prohibited from opening another account by exchange. If this TIN information is not received within 60 days after your account is established, your account may be redeemed (closed) at the current NAV on the date of redemption. Calvert reserves the right to reject any new account or any purchase order for failure to supply a certified TIN.

You may redeem all or a portion of your shares on any day your Fund is open for business. Your shares will be redeemed at the next NAV calculated after your redemption request is received by the transfer agent in good order (less any applicable redemption fee). The proceeds will normally be sent to you on the next business day, but if making immediate payment could adversely affect your Fund, it may take up to seven (7) days to make payment. The Funds have the right to redeem shares in assets other than cash for redemption amounts exceeding, in any 90-day period, $250,000 or 1% of the net asset value of the affected Fund, whichever is less. The Fund reserves the right to suspend or postpone redemptions during any period when: (a) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed all day for other than customary weekend and holiday closings; (b) the SEC has granted an order to the Fund permitting such suspension; or (c) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.  Please note that there are some federal holidays, however, such as Columbus Day and Veterans’ Day, when the NYSE is open and the Fund is open but redemptions cannot be mailed or wired because the post offices and banks are closed.

Request in "Good Order"

All redemption requests must be received by the transfer agent in "good order." This means that your request must include:

- The Fund name and account number

- The amount of the transaction (in dollars or shares).

- Signatures of all owners exactly as registered on the account (for mail requests).

- Signature guarantees (if required).*

- Any supporting legal documentation that may be required.

- Any outstanding certificates representing shares to be redeemed.

*For instance, a signature guarantee must be provided by all registered account shareholders when redemption proceeds are sent to a different person or address. A signature guarantee can be obtained from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. Please note: Notarization is not the equivalent of a signature guarantee.

Transactions are processed at the next determined share price after the transfer agent has received all required information.

Follow these suggestions to ensure timely processing of your redemption request:

By Telephone - call 800-368-2745

You may redeem shares from your account by telephone and have your money wired to an address or bank you have previously authorized.  Class I redemptions must be made by wire.

If you want the money to be wired to a bank not previously authorized, then a voided bank check must be provided.  To add instructions to wire to a destination not previously established, or if you would like funds sent to a different address or another person, your letter must be signature guaranteed.

Redemption Fee

Each Fund charges a 2% redemption fee on redemptions, including exchanges, within 5 days of purchase into that Fund.

The redemption fee will be waived in the following circumstances:

-        Accounts of foundations, endowments, state and local governments, and those that use consultants.

-        Redemption upon the death or disability of the shareholder, plan participant, or beneficiary.1

-        Minimum required distributions from retirement plan accounts for shareholders 70 1/2 and older.  The maximum amount subject to this waiver is based only upon the shareholder’s Calvert retirement accounts.

-        The return of an excess contribution or deferral amounts, pursuant to sections 408(d)(4) or (5), 401(k)(8), 402(g)(2), or 401(m)(6) of the Internal Revenue Code.

-        Involuntary redemptions of accounts under procedures set forth by the Fund’s Board of Trustees/Directors.

-        Redemption for the reallocation of purchases received under a systematic investment plan, or by a discretionary platform for mutual fund wrap programs for rebalancing purposes.

1        "Disability" means a total disability as evidenced by a determination by the federal Social Security Administration.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Funds’ financial performance for the past five (5) fiscal years (or if shorter, the period of the Fund’s operations).  The Funds’ fiscal year end is September 30. Certain information reflects financial results for a single share, by Fund and Class.  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information has been derived from the Fund’s financial statements, which for 2002 and 2003 were audited by KPMG LLP.  Their report, along with a Fund’s financial statements, is included in the Fund’s annual report, which is available upon request. The information for years presented prior to September 30, 2002 has been audited by other auditors.

Balanced Portfolio

Financial Highlights

		Periods Ended
	June 30,	September 30,	September 30
Class I Shares	2003 (w)	2002	2001
Net asset value, beginning	$21.33	$24.35	$33.10
Income from investment operations
Net investment income	.38	.68	.94
Net realized and unrealized gain (loss)	2.49	(3.01)	(6.31)
Total from investment operations	2.87	(2.33)	(5.37)
Distributions from
Net investment income	(.33)	(.69)	(.98)
Net realized gains	--	--	(2.40)
Total distributions	(.33)	(.69)	(3.38)
Total increase (decrease) in net asset value	2.54	(3.02)	(8.75)
Net asset value, ending	$23.87	$21.33	$24.35

Total return*	13.63%	(9.87%)	(17.33%)
Ratios to average net assets:
Net investment income	2.25%	2.77%	3.55%
Total expenses	.72%	.72%	.67%
Expenses before offsets	.72%	.72%	.67%
Net expenses	.72%	.71%	.66%
Portfolio turnover	140%	192%	214%
Net assets, ending (in thousands)	$0	$26,612	$29,399

		Periods Ended
		September 30,	September 30,
Class I Shares		2000	1999qqq
Net asset value, beginning		$32.13	$32.52
Income from investment operations
Net investment income		.88	.52
Net realized and unrealized gain (loss)		3.12	(.35)
Total from investment operations		4.00	.17
Distributions from
Net investment income		(.99)	(.56)
Net realized gains		(2.04)	--
Total distributions		(3.03)	(.56)
Total increase (decrease) in net asset value		.97	(.39)
Net asset value, ending		$33.10	$32.13

Total return*		12.97%	.52%
Ratios to average net assets:
Net investment income		2.97%	2.54% (a)
Total expenses		.71%	.74% (a)
Expenses before offsets		.71%	.74% (a)
Net expenses		.69%	.73% (a)
Portfolio turnover		184%	175%
Net assets, ending (in thousands)		$49,530	$13,458

Equity Portfolio

Financial Highlights

	Years Ended
	September 30,	September 30,
Class I Shares	2003	2002
Net asset value, beginning	$24.12	$27.91
Income from investment operations
Net investment income	.05	.08
Net realized and unrealized gain (loss)	5.79	(2.99)
Total from investment operations	5.84	(2.91)
Distributions from
Net realized gains	(.02)	(.88)
Total increase (decrease) in net asset value	5.82	(3.79)
Net asset value, ending	$29.94	$24.12

Total return*	24.24%	(11.17%)
Ratios to average net assets:
Net investment income	.32%	.36%
Total expenses	.70%	.81%
Expenses before offsets	.70%	.80%
Net expenses	.70%	.80%
Portfolio turnover	29%	28%
Net assets, ending (in thousands)	$62,951	$8,844

	Periods Ended
	September 30,	September 30,
Class I Shares	2001	2000 #
Net asset value, beginning	$33.15	$28.64
Income from investment operations
Net investment income	.11	.05
Net realized and unrealized gain (loss)	(3.72)	6.29
Total from investment operations	(3.61)	6.34
Distributions from
Net realized gains	(1.63)	(1.83)
Total increase (decrease) in net asset value	(5.24)	4.51
Net asset value, ending	$27.91	$33.15

Total return*	(11.49%)	23.10%
Ratios to average net assets:
Net investment income	.36%	.16% (a)
Total expenses	1.07%	1.18% (a)
Expenses before offsets	.82%	.86% (a)
Net expenses	.80%	.80% (a)
Portfolio turnover	43%	49%
Net assets, ending (in thousands)	$2,501	$2,826

Calvert Social Index Fund

Financial Highlights

	Years Ended
	September 30,	September 30,
Class I Shares	2003	2002
Net asset value, beginning	$7.56	$9.73
Income from investment operations
Net investment income	.09	.06
Net realized and unrealized gain (loss)	2.06	(2.18)
Total from investment operations	2.15	(2.12)
Distributions from:
Net investment income	(.04)	(.05)
Total distributions	(.04)	(.05)
Total increase (decrease) in net asset value	2.11	(2.17)
Net asset value, ending	$9.67	$7.56

Total return*	28.46%	(21.99%)
Ratios to average net assets:
Net investment income	1.01%	.73%
Total expenses	1.19%	1.20%
Expenses before offsets	.39%	.39%
Net expenses	.38%	.38%
Portfolio turnover	7%	9%
Net assets, ending (in thousands)	$4,518	$3,622

	Periods Ended
	September 30,	September 30,
Class I Shares	2001	2000###
Net asset value, beginning	$14.81	$15.00
Income from investment operations
Net investment income	.08	.03
Net realized and unrealized gain (loss)	(5.12)	(.22)
Total from investment operations	(5.04)	(.19)
Distributions from:
Net investment income	(.04)	--
Total distributions	(.04)	--
Total increase (decrease) in net asset value	(5.08)	(.19)
Net asset value, ending	$9.73	$14.81

Total return*	(34.08%)	(1.27%)
Ratios to average net assets:
Net investment income	.72%	.77% (a)
Total expenses	1.18%	1.21% (a)
Expenses before offsets	.48%	.62% (a)
Net expenses	.38%	.38% (a)
Portfolio turnover	13%	10%
Net assets, ending (in thousands)	$4,249	$19,750

Enhanced Equity Portfolio

Financial Highlights

		Periods Ended
	January 18,	September 30,	September 30,
Class I Shares	2002 +	2001	2000
Net asset value, beginning	$14.84	$20.04	$16.89
Income from investment operations
Net investment income	.02	.07	.07
Net realized and unrealized gain (loss)	1.62	(5.13)	3.13
Total from investment operations	1.64	(5.06)	3.20
Distributions from
Net investment income	--	--	(.05)
Net realized gain	--	(.14)	--
Total increase (decrease) in net asset value	1.64	(5.20)	3.15
Net asset value, ending	$16.48	$14.84	$20.04

Total return*	11.08%	(25.40%)	18.94%
Ratios to average net assets:
Net investment income	.53% (a)	.38%	.37%
Total expenses	1,022.38%(a)	1.00%	.95%
Expenses before offsets	.77% (a)	.82%	.83%
Net expenses	.75% (a)	.75%	.75%
Portfolio turnover	10%	39%	43%
Net assets, ending (in thousands)	$0	$1	$22,163

		Periods Ended
		September 30,	September 30,
Class I Shares		1999	1998 qq
Net asset value, beginning		$13.54	$15.00
Income from investment operations
Net investment income		.11	.04
Net realized and unrealized gain (loss)		3.29	(1.50)
Total from investment operations		3.40	(1.46)
Distributions from
Net investment income		(.05)	----
Total increase (decrease) in net asset value		3.35	(1.46)
Net asset value, ending		$16.89	$13.54

Total return*		25.09%	(9.73%)
Ratios to average net assets:
Net investment income		.65%	.54% (a)
Total expenses		.91%	1.03% (a)
Expenses before offsets		.81%	.81% (a)
Net expenses		.75%	.75% (a)
Portfolio turnover		56%	27%
Net assets, ending (in thousands)		$18,652	$14,897

Calvert Large Cap Growth

Financial Highlights

		Periods Ended
	September 30,	September 30,	September 30,
Class I Shares	2003	2002	2001**
Net asset value, beginning	$16.44	$19.30	$23.37
Income from investment operations
Net investment income (loss)	(.10)	(.01)	--
Net realized and unrealized gain (loss)	5.12	(2.85)	(4.07)
Total from investment operations	5.02	(2.86)	(4.07)
Distributions from
Net realized gain	--	--	--
Total distributions	--	--	--
Total increase (decrease) in net asset value	5.02	(2.86)	(4.07)
Net asset value, ending	$21.46	$16.44	$19.30

Total return*	30.54%	(14.82%)	(17.42%)
Ratios to average net assets:
Net investment income (loss)	(.46%)	(.05%)	(.02%) (a)
Total expenses	2.07%	1.81%	2.13% (a)
Expenses before offsets	1.10%	.82%	.79% (a)
Net expenses	1.08%	.79%	.70% (a)
Portfolio turnover	78%	71%	31%
Net assets, ending (in thousands)	$3,828	$3,574	$5,043

		Years Ended
	June 30,	June 30,	June 30,
Class I Shares	2001	2000	1999
Net asset value, beginning	$36.09	$26.45	$21.14
Income from investment operations
Net investment income	.01	(.12)	(.14)
Net realized and unrealized gain (loss)	(9.12)	10.03	5.62
Total from investment operations	(9.11)	9.91	5.48
Distributions from
Net investment income	--	--	--
Net realized gain	(3.61)	(.27)	(.17)
Total distributions	(3.61)	(.27)	(.17)
Total increase (decrease) in net asset value	(12.72)	9.64	5.31
Net asset value, ending	$23.37	$36.09	$26.45

Total return*	(27.80%)	37.60%	26.20%
Ratios to average net assets:
Net investment income (loss)	.02%	(.37%)	(.60%)
Total expenses	2.05%	2.13%	2.13%
Expenses before offsets	1.10%	1.50%	1.50%
Net expenses	1.06%	1.50%	1.50%
Portfolio turnover	122%	71%	58%
Net assets, ending (in thousands)	$6,208	$7,385	$2,820

Calvert Capital Accumulation

Financial Highlights

		Periods Ended
	September 30,	January 18,	September 30,
Class I Shares	2003++	2002+	2001
Net asset value, beginning	$18.79	$20.84	$36.84
Income from investment operations
Net investment income (loss)	(.03)	(.05)	(.23)
Net realized and unrealized gain (loss)	1.12	4.20	(10.53)
Total from investment operations	1.09	4.15	(10.76)
Distributions from
Net realized gain	--	(.01)	(5.24)
Total distributions	--	(.01)	(5.24)
Total increase (decrease) in net asset value	1.09	4.14	(16.00)
Net asset value, ending	$19.88	$24.98	$20.84

Total return*	5.80%	19.92%	(34.61%)
Ratios to average net assets:
Net investment income (loss)	(0.50%) (a)	(0.64%) (a)	(0.67%)
Total expenses	1.23% (a)	1,316.21%(a)	33.47%
Expenses before offsets	.87% (a)	.80% (a)	2.19%
Net expenses	.86% (a)	.80% (a)	.80%
Portfolio turnover	66%	9%	71%
Net assets, ending (in thousands)	$529	$0	$1

		Periods Ended
		September 30,	September 30,
Class I Shares		2000	1999qqq
Net asset value, beginning		$25.99	$26.18
Income from investment operations
Net investment income (loss)		(.12)	(.08)
Net realized and unrealized gain (loss)		11.48	(.11)
Total from investment operations		11.36	(.19)
Distributions from
Net realized gain		(.51)	--
Total distributions		(.51)	--
Total increase (decrease) in net asset value		10.85	(.19)
Net asset value, ending		$36.84	$25.99

Total return*		44.25%	(.73%)
Ratios to average net assets:
Net investment income (loss)		(0.39%)	(.50%) (a)
Total expenses		1.20%	1.24% (a)
Expenses before offsets		.86%	.85% (a)
Net expenses		.80%	.80% (a)
Portfolio turnover		116%	88%
Net assets, ending (in thousands)		$108	$2,547

Calvert World Values International Equity

Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class I Shares	2003	2002	2001
Net asset value, beginning	$12.38	$13.97	$22.03
Income from investment operations
Net investment income	.22	.16	.18
Net realized and unrealized gain (loss)	2.63	(1.67)	(6.86)
Total from investment operations	2.85	(1.51)	(6.68)
Distributions from:
Net investment income	(.06)	--	--
Net realized gains	--	(.08)	(1.38)
Total distributions	(.06)	(.08)	(1.38)
Total increase (decrease) in net asset value	2.79	(1.59)	(8.06)
Net asset value, ending	$15.17	$12.38	$13.97

Total return*	23.12%	(10.93%)	(32.25%)
Ratios to average net assets:
Net investment income (loss)	1.65%	1.05%	1.09%
Total expenses	1.39%	1.27%	1.19%
Expenses before offsets	1.09%	1.06%	1.07%
Net expenses	1.09%	1.05%	1.05%
Portfolio turnover	71%	106%	93%
Net assets, ending (in thousands)	$18,026	$5,943	$22,085

		Periods Ended
		September 30,	September 30,
Class I Shares		2000	1999q
Net asset value, beginning		$21.99	$19.91
Income from investment operations
Net investment income		.16	.15
Net realized and unrealized gain (loss)		.84	1.93
Total from investment operations		1.00	2.08
Distributions from:
Net realized gains		(.96)	--
Total distributions		(.96)	--
Total increase (decrease) in net asset value		.04	2.08
Net asset value, ending		$22.03	$21.99

Total return*		4.10%	10.45%
Ratios to average net assets:
Net investment income (loss)		.90%	1.19% (a)
Total expenses		1.28%	1.53% (a)
Expenses before offsets		1.12%	1.09% (a)
Net expenses		1.05%	1.05% (a)
Portfolio turnover		76%	82%
Net assets, ending (in thousands)		$10,114	$3,006

Calvert New Vision Small Cap

Financial Highlights

		Periods Ended
	September 30,	March 12,	January 18,
Class I Shares	2003(z)	2003(y)	2002+
Net asset value, beginning	$16.20	$13.25	$15.76
Income from investment operations
Net investment income (loss)	--	--	(.02)
Net realized and unrealized gain (loss)	.26	(1.29)	2.16
Total from investment operations	.26	(1.29)	2.14
Distributions from
Net realized gain	--	--	(.37)
Total distributions	--	--	(.37)
Total increase (decrease) in net asset value	.26	(1.29)	1.77
Net asset value, ending	$16.46	$11.96	$17.53

Total return*	1.60%	(9.74%)	13.58%
Ratios to average net assets:
Net investment income (loss)	(0.11%) (a)	(.31%) (a)	(.35%) (a)
Total expenses	1.01% (a)	1.12% (a)	1,179.31% (a)
Expenses before offsets	.93% (a)	.93% (a)	.70% (a)
Net expenses	.92% (a)	.92% (a)	.70% (a)
Portfolio turnover	5%	9%	11%
Net assets, ending (in thousands)	$1,130	$0	$0

		Periods Ended
	September 30,	September 30,	September 30,
Class I Shares	2001	2000	1999qqq
Net asset value, beginning	$18.77	$13.57	$12.20
Income from investment operations
Net investment income (loss)	.04	(.03)	.03
Net realized and unrealized gain (loss)	(1.63)	5.23	1.34
Total from investment operations	(1.59)	5.20	1.37
Distributions from
Net realized gain	(1.42)	--	--
Total distributions	(1.42)	--	--
Total increase (decrease) in net asset value	(3.01)	5.20	1.37
Net asset value, ending	$15.76	$18.77	$13.57

Total return*	(8.65%)	38.32%	11.23%
Ratios to average net assets:
Net investment income (loss)	.25%	(.14%)	.36% (a)
Total expenses	64.09%	1.64%	1.87% (a)
Expenses before offsets	3.71%	.98%	.93% (a)
Net expenses	.82%	.82%	.82% (a)
Portfolio turnover	66%	113%	68%
Net assets, ending (in thousands)	$1	$46	$1,314

Bond Portfolio

Financial Highlights

	Years Ended
	September 30,	September 30,
Class I Shares	2003	2002
Net asset value, beginning	$15.81	$16.39
Income from investment operations
Net investment income	.67	.87
Net realized and unrealized gain (loss)	.66	.02
Total from investment operations	1.33	.89
Distributions from
Net investment income	(.65)	(.91)
Net realized gains	(.20)	(.56)
Total distributions	(.85)	(1.47)
Total increase (decrease) in net asset value	.48	(.58)
Net asset value, ending	$16.29	$15.81

Total return*	8.74%	5.83%
Ratios to average net assets:
Net investment income	4.14%	5.44%
Total expenses	.61%	.69%
Expenses before offsets	.61%	.61%
Net expenses	.60%	.60%
Portfolio turnover	395%	607%
Net assets, ending (in thousands)	$17,527	$12,764

	Periods Ended
	September 30,	September 30,
Class I Shares	2001	2000####
Net asset value, beginning	$15.39	$15.56
Income from investment operations
Net investment income	1.11	.60
Net realized and unrealized gain (loss)	.99	(.18)
Total from investment operations	2.10	.42
Distributions from
Net investment income	(1.10)	(.59)
Total increase (decrease) in net asset value	1.00	(.17)
Net asset value, ending	$16.39	$15.39

Total return*	14.12%	2.83%
Ratios to average net assets:
Net investment income	6.82%	7.85% (a)
Total expenses	1.28%	1.19% (a)
Expenses before offsets	.62%	.65% (a)
Net expenses	.60%	.60% (a)
Portfolio turnover	955%	1,011%
Net assets, ending (in thousands)	$1,473	$1,028

Calvert Income Fund

Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class I Shares	2003	2002	2001
Net asset value, beginning	$16.13	$17.46	$16.63
Income from investment operations
Net investment income	.89	1.06	1.22
Net realized and unrealized gain (loss)	1.49	(.66)	.97
Total from investment operations	2.38	.40	2.19
Distributions from
Net investment income	(.88)	(1.11)	(1.20)
Net realized gain	(.10)	(.62)	(.16)
Total distributions	(.98)	(1.73)	(1.36)
Total increase (decrease) in net asset value	1.40	(1.33)	.83
Net asset value, ending	$17.53	$16.13	$17.46

Total return*	15.31%	2.46%	13.81%
Ratios to average net assets:
Net investment income	5.22%	6.70%	7.40%
Total expenses	.57%	.61%	.68%
Expenses before offsets	.57%	.61%	.68%
Net expenses	.56%	.60%	.66%
Portfolio turnover	1,046%	1,540%	2,645%
Net assets, ending (in thousands)	$54,842	$33,782	$14,311

		Periods Ended
		September 30,	September 30,
Class I Shares		2000	1999 qqq
Net asset value, beginning		$17.06	$16.73
Income from investment operations
Net investment income		1.26	.63
Net realized and unrealized gain (loss)		(.21)	.34
Total from investment operations		1.05	.97
Distributions from
Net investment income		(1.23)	(.64)
Net realized gain		(.25)	--
Total distributions		(1.48)	(.64)
Total increase (decrease) in net asset value		(.43)	.33
Net asset value, ending		$16.63	$17.06

Total return*		6.48%	5.83%
Ratios to average net assets:
Net investment income		7.78%	6.37% (a)
Total expenses		.82%	1.07% (a)
Expenses before offsets		.75%	.81% (a)
Net expenses		.72%	.72% (a)
Portfolio turnover		3,264%	3,454%
Net assets, ending (in thousands)		$13,954	$6,442

Calvert Short Duration Income Fund

Financial Highlights

	Periods Ended
	September 30,	September 30,
Class I Shares	2003	2002 qqqq
Net asset value, beginning	$15.97	$15.40
Income from investment operations
Net investment income	.46	.41
Net realized and unrealized gain	1.01	.54
Total from investment operations	1.47	.95
Distributions from:
From net investment income	(.45)	(.38)
Net realized gain	(.38)	--
Total distributions	(.83)	(.38)
Total increase (decrease) in net asset value	.64	.57
Net asset value, ending	$16.61	$15.97

Total return*	9.53%	6.27%
Ratios to average net assets:
Net investment income	2.88%	4.22% (a)
Total expenses	.65%	.76% (a)
Expenses before offsets	.65%	.76% (a)
Net expenses	.63%	.75% (a)
Portfolio turnover	2,078%	1,777%
Net assets, ending (in thousands)	$27,188	$18,807

(a)      Annualized

(w)      The last remaining shareholder in Class I redeemed on June 30, 2003.

(y)      Class I shares resumed on January 30, 2003 when the Calvert Social Investment Fund’s Technology Portfolio merged into the Calvert New Vision Small Cap Fund.  Subsequently, the last remaining shareholder redeemed on March 12, 2003.

(z)      Class I shares resumed upon shareholder investment on July 31, 2003.

q        From April 1, 1999 inception.

qq      From April 15, 1998 inception.

qqq     From March 1, 1999 inception.

qqqq   From February 27, 2002 inception.

#        From November 1, 1999 inception.

###     From June 30, 2000 inception.

####   From March 31, 2000 inception.

*        Total return is not annualized for periods less than one year.

**       Three month audited period.

+         The last remaining shareholder in Class I redeemed on January 18, 2002.

++       Class I shares resumed upon shareholder investment on June 3, 2003.

To Open an Institutional (Class I) Account:

800-327-2109

Performance and Prices:

www.calvert.com

Calvert Information Network

24 hours, 7 days a week

800-368-2745

Service for Existing Accounts:

Shareholders  800-327-2109

TDD for Hearing-Impaired:

800-541-1524

Calvert Office:

4550 Montgomery Avenue

Suite 1000N

Bethesda, MD 20814

Registered, Certified or

Overnight Mail:

Calvert

c/o BFDS

330 West 9th Street

Kansas City, MO 64105

Calvert Web-Site

www.calvert.com

PRINCIPAL UNDERWRITER

Calvert Distributors, Inc.

4550 Montgomery Avenue

Suite 1000N

Bethesda, MD 20814

For investors who want more information about the Funds, the following documents are available free upon request:

Annual/Semi-Annual Reports:  Additional information about each Fund’s investments is available in the Fund’s Annual and Semi-Annual reports to shareholders.  In each Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI):  The SAI for each Fund provides more detailed information about the Fund and is incorporated into this prospectus by reference.

You can get free copies of reports and SAIs, request other information and discuss your questions about the Funds by contacting your financial professional, or the Funds at:

Calvert

4550 Montgomery Ave., Suite 1000N

Bethesda, MD 20814

Telephone: 1-800-327-2109

Calvert Web-Site

www.calvert.com

You can review information about the Fund at the Commission’s Public Reference Room in Washington, D.C.  Information on the operation of the public reference room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR database on the Commission's Internet site at http://www.sec.gov.  Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

Investment Company Act file:

no. 811-3334 (CSIF)

no. 811- 06563 (CWVF International Equity and Capital Accumulation)

no. 811- 3416 (New Vision Small Cap, Calvert Income and Calvert Short Duration Income)

no. 811-09877 (Calvert Social Index Fund)

no. 811-10045 (Calvert Large Cap Growth)

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CALVERT WORLD VALUES FUND, INC.

International Equity Fund

Capital Accumulation Fund

4550 Montgomery Avenue, Bethesda, Maryland 20814

Statement of Additional Information

January 31, 2004

New Account Information:	(800) 368-2748 (301) 951-4820	Shareholder Services:	(800) 368-2745
Broker Services:	(800) 368-2746 (301) 951-4850	TDD for the Hearing-Impaired:	(800) 541-1524

         This Statement of Additional Information ("SAI") is not a prospectus. Investors should read the Statement of Additional Information in conjunction with the Funds' Prospectus dated January 31, 2004. Each Fund's audited financial statements included in its most recent Annual Report to Shareholders are expressly incorporated by reference and made a part of this SAI. The prospectus and the most recent shareholder report may be obtained free of charge by writing the Funds at the above address or calling the Funds, or by visiting our website at www.calvert.com.

TABLE OF CONTENTS

Investment Policies and Risks	2
Investment Restrictions	8
Dividends, Distribution, and Taxes	10
Net Asset Value	10
Calculation of Total Return	12
Purchase and Redemption of Shares	14
Directors and Officers	15
Investment Advisor and Subadvisors	19
Administrative Services Agent	20
Method of Distribution	21
Transfer and Shareholder Servicing Agents	23
Portfolio Transactions	23
Personal Securities Transactions	24
Proxy Voting Disclosure
Independent Auditors and Custodians	24
Control Persons & Principal Holders of Securities	24
General Information	25
Fund Service Providers
Appendix A - Proxy Voting Guidelines
Appendix B – Letter of Intent

INVESTMENT POLICIES AND RISKS

Foreign Securities

            Investments in foreign securities may present risks not typically involved in domestic investments. The International Equity Fund may purchase foreign securities directly, on foreign markets. Both Capital Accumulation and International Equity (the "Funds") may purchase foreign securities represented by American Depositary Receipts ("ADRs"), or other receipts evidencing ownership of foreign securities, such as International Depositary Receipts and Global Depositary Receipts. ADRs are U.S. dollar-denominated and traded in the U.S. on exchanges or over the counter. If the Funds invest in ADRs rather than directly in foreign issuers' stock, the Funds may possibly avoid some currency and some liquidity risks. However, the value of the foreign securities underlying the ADR may still be impacted by foreign fluctuations.  The information available for ADRs is subject to the more uniform and more exacting accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded.

         Additional costs may be incurred in connection with international investment since foreign brokerage commissions and the custodial costs associated with maintaining foreign portfolio securities are generally higher than in the United States. Fee expense may also be incurred on currency exchanges when the Fund changes investments from one country to another or converts foreign securities holdings into U.S. dollars.

         United States Government policies have at times, in the past, through imposition of interest equalization taxes and other restrictions, discouraged certain investments abroad by United States investors. In addition, foreign countries may impose withholding and taxes on dividends and interest.

         Since investments in securities of issuers domiciled in foreign countries usually involve currencies of the foreign countries, and since the Funds may temporarily hold funds in foreign currencies during the completion of investment programs, the value of the assets of the Funds as measured in United States dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. For example, if the value of the foreign currency in which a security is denominated increases or declines in relation to the value of the U.S. dollar, the value of the security in U.S. dollars will increase or decline correspondingly. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market, or through entering into forward contracts to purchase or sell foreign currencies. It may also use foreign currency options and futures. See below.

Emerging Market Securities. Investing in emerging markets in particular, those countries whose economies and capital markets are not as developed as those of more industrialized nations, carries its own special risks. The Fund defines an emerging market as any country (other than the U.S. or Canada) that is not included in the MSCI EAFE Index. Investments in these countries may be riskier, and will be subject to erratic and abrupt price movements. Some economies are less well developed and less diverse, and more vulnerable to the ebb and flow of international trade, trade barriers and other protectionist or retaliatory measures. Many of these countries are grappling with severe inflation or recession, high levels of national debt, and currency exchange problems. Governments in many emerging market countries participate to a significant degree in their economies and securities markets.  Investments in countries or regions that have recently begun moving away from central planning and state-owned industries toward free markets should be regarded as speculative. Among other risks, the economies of such countries may be affected to a greater extent than in other countries by price fluctuations of a single commodity, by severe cyclical climactic conditions, lack of significant history in operating under a market-oriented economy or by political instability.  Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment.

     Forward Foreign Currency Contracts.  A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward foreign currency contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

         The Funds may enter into forward foreign currency contracts for two reasons. First, the Funds may desire to preserve the United States dollar price of a security when it enters into a contract for the purchase or sale of a security denominated in a foreign currency. The Fund may be able to protect itself against possible losses resulting from changes in the relationship between the United States dollar and foreign currencies during the period between the date the security is purchased or sold and the date on which payment is made or received by entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of the foreign currency involved in the underlying security transactions.

            Second, the Fund's exposure to a given currency from its security holdings represents a risk to the Fund, either from an expected substantial decline against the United States dollar, or from a too small exposure to the Fund's relevant index weight of the currency. The Advisor or Subadvisor may buy or sell the foreign currency on a forward basis to hedge against this risk. The precise matching of the forward foreign currency contract amounts and the value of the portfolio securities involved will not generally be possible since the future value of the securities will change as a consequence of market movements between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is difficult, and the successful execution of this short-term hedging strategy is uncertain. Although forward foreign currency contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain, which might result, should the value of such currency increase.

Temporary Defensive Positions

For temporary defensive purposes - which may include a lack of adequate purchase candidates or an unfavorable market environment - the Funds may invest in cash or cash equivalents. Cash equivalents include instruments such as, but not limited to, U.S. government and agency obligations, certificates of deposit, banker's acceptances, time deposits commercial paper, short-term corporate debt securities, and repurchase agreements.

Repurchase Agreements

         The Funds may purchase debt securities subject to repurchase agreements, which are arrangements under which the Funds buy a security, and the seller simultaneously agrees to repurchase the security at a specified time and price reflecting a market rate of interest. The Funds engage in repurchase agreements in order to earn a higher rate of return than they could earn simply by investing in the obligation that is the subject of the repurchase agreement. Repurchase agreements are not, however, without risk. In the event of the bankruptcy of a seller during the term of a repurchase agreement, a legal question exists as to whether the Fund would be deemed the owner of the underlying security or would be deemed only to have a security interest in and lien upon such security. The Funds will only engage in repurchase agreements with recognized securities dealers and banks determined to present minimal credit risk by the Advisor under the direction and supervision of the Funds' Board of Directors. In addition, the Funds will only engage in repurchase agreements reasonably designed to secure fully during the term of the agreement the seller's obligation to repurchase the underlying security and will monitor the market value of the underlying security during the term of the agreement. If the value of the underlying security declines and is not at least equal to the repurchase price due the Fund pursuant to the agreement, the Fund will require the seller to pledge additional securities or cash to secure the seller's obligations pursuant to the agreement. If the seller defaults on its obligation to repurchase and the value of the underlying security declines, the Fund may incur a loss and may incur expenses in selling the underlying security. Repurchase agreements are always for periods of less than one year. Repurchase agreements not terminable within seven days are considered illiquid.

Reverse Repurchase Agreements

         The Funds may also engage in reverse repurchase agreements. Under a reverse repurchase agreement, the Funds sell securities to a bank or securities dealer and agree to repurchase those securities from such party at an agreed upon date and price reflecting a market rate of interest. The Funds invest the proceeds from each reverse repurchase agreement in obligations in which they are authorized to invest. The Funds intend to enter into a reverse repurchase agreement only when the interest income provided for in the obligation in which the Fund invest the proceeds is expected to exceed the amount the Funds will pay in interest to the other party to the agreement plus all costs associated with the transactions. The Funds do not intend to borrow for leverage purposes. The Funds will only be permitted to pledge assets to the extent necessary to secure borrowings and reverse repurchase agreements.

         During the time a reverse repurchase agreement is outstanding, the Funds will maintain in a segregated custodial account an amount of cash, U.S. Government securities or other liquid, high-quality debt securities equal in value to the repurchase price. The Funds will mark to market the value of assets held in the segregated account, and will place additional assets in the account whenever the total value of the account falls below the amount required under applicable regulations.

         The Funds' use of reverse repurchase agreements involves the risk that the other party to the agreements could become subject to bankruptcy or liquidation proceedings during the period the agreements are outstanding. In such event, the Fund may not be able to repurchase the securities they have sold to that other party. Under those circumstances, if at the expiration of the agreement such securities are of greater value than the proceeds obtained by the Funds under the agreements, the Funds may have been better off had they not entered into the agreement. However, the Funds will enter into reverse repurchase agreements only with banks and dealers, which the Advisor believes present minimal credit risks under guidelines adopted by the Funds' Board of Directors. In addition, the Fund bears the risk that the market value of the securities it sold may decline below the agreed-upon repurchase price, in which case the dealer may request the Funds to post additional collateral.

High Social Impact Investments

         The High Social Impact Investments program targets a percentage of the Fund's assets to directly support the growth of community-based organizations for the purposes of promoting business creation, housing development, and economic and social development of urban and rural communities.  These securities are unrated - they are expected to be the equivalent of non-investment grade debt securities - that is, lower quality debt securities (generally those rated BB or lower by S&P or Ba or lower by Moody's, known as "junk bonds").  These securities have moderate to poor protection of principal and interest payments and have speculative characteristics. Rather than earning a higher rate, as would be expected to compensate for higher the risk (i.e., lower credit quality), High Social Impact Investments often earn a rate of return that is lower than the rate currently earned by high quality U.S. treasury securities.  There is no secondary market for these securities.

         The Fund expects to purchase its High Social Impact Investments primarily in notes issued by the Calvert Social Investment Foundation, a non-profit organization, legally distinct from Calvert Group, Ltd., organized as a charitable and educational foundation for the purpose of increasing public awareness and knowledge of the concept of socially responsible investing. The Foundation prepares its own careful credit analysis to attempt to identify those community development issuers whose financial condition is adequate to meet future obligations or is expected to be adequate in the future.  Through portfolio diversification and credit analysis, investment risk can be reduced, although there can be no assurance that losses will not occur.

Non-Investment Grade Debt Securities

         Non-investment grade debt securities are lower quality debt securities (generally those rated BB or lower by S&P or Ba or lower by Moody's, known as "junk bonds"). These securities have moderate to poor protection of principal and interest payments and have speculative characteristics. The Fund considers a security to be investment grade if it has received an investment grade rating from at least one nationally recognized statistical rating organization (NRSRO), or is an unrated security of comparable quality. These securities involve greater risk of default or price declines due to changes in the issuer's creditworthiness than investment-grade debt securities. Because the market for lower-rated securities may be thinner and less active than for higher-rated securities, there may be market price volatility for these securities and limited liquidity in the resale market. Market prices for these securities may decline significantly in periods of general economic difficulty or rising interest rates. Unrated debt securities may fall into the lower quality category. Unrated securities usually are not attractive to as many buyers as rated securities are, which may make them less marketable.

         The quality limitation set forth in the Fund's investment policy is determined immediately after the Fund's acquisition of a given security. Accordingly, any later change in ratings will not be considered when determining whether an investment complies with the Fund's investment policy. Through Fund diversification and credit analysis, investment risk can be reduced, although there can be no assurance that losses will not occur.

Derivatives

The Funds can use various techniques to increase or decrease their exposure to changing security prices, interest rates, or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling options and futures contracts and leveraged notes, entering into swap agreements, and purchasing indexed securities. The Funds can use these practices either as substitution or as protection against an adverse move in the Fund to adjust the risk and return characteristics of the Funds. If the Advisor and/or Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with a Fund's investments, or if the counterparty to the transaction does not perform as promised, these techniques could result in a loss. These techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Derivatives are often illiquid.

Options and Futures Contracts

         The Funds may, in pursuit of their respective investment objectives, purchase put and call options and engage in the writing of covered call options and secured put options on securities which meet the Fund's social criteria, and employ a variety of other investment techniques. Specifically, the Funds may also engage in the purchase and sale of stock index future contracts, foreign currency futures contracts, interest rate futures contracts, and options on such futures, as described more fully below.

         The Funds may engage in such transactions only to hedge the existing positions. It will not engage in such transactions for the purposes of speculation or leverage. Such investment policies and techniques may involve a greater degree of risk than those inherent in more conservative investment approaches.

         The Funds may write "covered options" on securities in standard contracts traded on national securities exchanges. The Funds may write such options in order to receive the premiums from options that expire and to seek net gains from closing purchase transactions with respect to such options.

Put and Call Options. The Funds may purchase put and call options, in standard contracts traded on national securities exchanges, on securities of issuers, which meet the Fund's social criteria. The Funds will purchase such options only to hedge against changes in the value of securities the Fund hold and not for the purposes of speculation or leverage. By buying a put, the Fund has the right to sell the security at the exercise price, thus limiting its risk of loss through a decline in the market value of the security until the put expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and any profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs.

         The Funds may purchase call options on securities, which it may intend to purchase, and which meet the Fund's social criteria. Such transactions may be entered into in order to limit the risk of a substantial increase in the market price of the security, which the Fund intends to purchase. Prior to its expiration, a call option may be sold in a closing sale transaction. Any profit or loss from such a sale will depend on whether the amount received is more or less than the premium paid for the call option plus the related transaction costs.

Covered Options. The Funds may write only covered options on equity and debt securities in standard contracts traded on national securities exchanges. This means that, in the case of call options, so long as the Fund is obligated as the writer of a call option, the Funds will own the underlying security subject to the option and, in the case of put options, the Funds will, through the custodian, deposit and maintain either cash or securities with a market value equal to or greater than the exercise price of the option.

         When a Fund writes a covered call option, the Fund gives the purchaser the right to purchase the security at the call option price at any time during the life of the option. As the writer of the option, the Fund receives a premium, less a commission, and in exchange foregoes the opportunity to profit from any increase in the market value of the security exceeding the call option price. The premium serves to mitigate the effect of any depreciation in the market value of the security. Writing covered call options can increase the income of the Fund and thus reduce declines in the net asset value per share of the Fund if securities covered by such options decline in value. Exercise of a call option by the purchaser however will cause the Fund to forego future appreciation of the securities covered by the option.

         When a Fund writes a covered put option, it will gain a profit in the amount of the premium, less a commission, so long as the price of the underlying security remains above the exercise price. However, the Fund remains obligated to purchase the underlying security from the buyer of the put option (usually in the event the price of the security falls below the exercise price) at any time during the option period. If the price of the underlying security falls below the exercise price, the Fund may realize a loss in the amount of the difference between the exercise price and the sale price of the security, less the premium received.

         The Funds may purchase securities, which may be covered with call options solely on the basis of considerations consistent with the investment objectives and policies of the Funds. The Funds' turnover may increase through the exercise of a call option; this will generally occur if the market value of a "covered" security increases and the Fund has not entered into a closing purchase transaction.

         Risks Related to Options Transactions. A Fund can close out its respective positions in exchange-traded options only on an exchange, which provides a secondary market in such options. Although the Fund intends to acquire and write only such exchange-traded options for which an active secondary market appears to exist, there can be no assurance that such a market will exist for any particular option contract at any particular time. This might prevent the Fund from closing an options position, which could impair the Fund's ability to hedge effectively. The inability to close out a call position may have an adverse effect on liquidity because the Fund may be required to hold the securities underlying the option until the option expires or is exercised.

Over-the-Counter ("OTC") Options. The International Equity Fund may invest in OTC Options.  OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and there is a risk of non-performance by the dealer. However, the premium is paid in advance by the dealer. OTC options are available for a greater variety of securities and foreign currencies, and in a wider range of expiration dates and exercise prices than exchange-traded options. Since there is no exchange, pricing is normally done by reference to information from a market maker.

         A writer or purchaser of a put or call option can terminate it voluntarily only by entering into a closing transaction. In the case of OTC options, there can be no assurance that a continuous liquid secondary market will exist for any particular option at any specific time. Consequently, the Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. Similarly, when the Fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to which it originally wrote the option. If a covered call option writer cannot effect a closing transaction, it cannot sell the underlying security or foreign currency until the option expires or the option is exercised. Therefore, the writer of a covered OTC call option may not be able to sell an underlying security even though it might otherwise be advantageous to do so. Likewise, the writer of a secured OTC put option may be unable to sell the securities pledged to secure the put for other investment purposes while it is obligated as a put writer. Similarly, a purchaser of an OTC put or call option might also find it difficult to terminate its position on a timely basis in the absence of a secondary market.

Futures Transactions. A Fund may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge against market changes which would adversely affect the securities held by the Fund. These futures contracts may include, but are not limited to, market index futures contracts and futures contracts based on U.S. Government obligations.

         A futures contract is an agreement between two parties to buy and sell a security on a future date which has the effect of establishing the current price for the security. Although futures contracts by their terms require actual delivery and acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Upon buying or selling a futures contract, the Fund deposits initial margin with its custodian, and thereafter daily payments of maintenance margin are made to and from the executing broker. Payments of maintenance margin reflect changes in the value of the futures contract, with the Fund being obligated to make such payments if its futures position becomes less valuable and entitled to receive such payments if its positions become more valuable.

         The Fund may only invest in futures contracts to hedge its respective existing investment positions, including to hedge or "equitize" its cash position, and not for income enhancement, speculation, or leverage purposes. Although some of the securities underlying a futures contract may not necessarily meet the Fund's social criteria, any such hedge position taken by the Fund will not constitute a direct ownership interest in the underlying securities.

         Futures contracts are designed by boards of trade which are designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC"). As series of a registered investment company, the Fund is eligible for exclusion from the CFTC's definition of "commodity pool operator," meaning that the Fund may invest in futures contracts under specified conditions without registering with the CFTC. Futures contracts trade on contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee performance of the contracts.

Options on Futures Contracts.The Funds may purchase and write put or call options and sell call options on futures contracts in which the Funds could otherwise invest and which are traded on a U.S. exchange or board of trade. The Funds may also enter into closing transactions with respect to such options to terminate an existing position; that is, to sell a put option already owned and to buy a call option to close a position where the Funds have already sold a corresponding call option.

         The Fund may only invest in options on futures contracts to hedge its respective existing investment positions and not for income enhancement, speculation, or leverage purposes. Although some of the securities underlying the futures contract underlying the option may not necessarily meet the Fund's social criteria, any such hedge position taken by the Fund will not constitute a direct ownership interest in the underlying securities.

         An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract-a long position if the option is a call and a short position if the option is a put-at a specified exercise price at any time during the period of the option. The Fund will pay a premium for such options purchased or sold. In connection with such options bought or sold, the Fund will make initial margin deposits and make or receive maintenance margin payments which reflect changes in the market value of such options. This arrangement is similar to the margin arrangements applicable to futures contracts described above.

Put Options on Futures Contracts.The purchase of put options on futures contracts is analogous to the sale of futures contracts and is used to protect the Fund against the risk of declining prices. The Fund may purchase put options and sell put options on futures contracts that are already owned by the Fund. The Fund will only engage in the purchase of put options and the sale of covered put options on market index futures for hedging purposes.

Call Options on Futures Contracts.The sale of call options on futures contracts is analogous to the sale of futures contracts and is used to protect the Fund against the risk of declining prices. The purchase of call options on futures contracts is analogous to the purchase of a futures contract. The Fund may only buy call options to close an existing position where the Fund has already sold a corresponding call option, or for a cash hedge. The Fund will only engage in the sale of call options and the purchase of call options to cover for hedging purposes.

Writing Call Options on Futures Contracts. The writing of call options on futures contracts constitutes a partial hedge against declining prices of the securities deliverable upon exercise of the futures contract. If the futures contract price at expiration is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's securities holdings.

Risks of Options and Futures Contracts. If the Fund has sold futures or takes options positions to hedge against decline in the market and the market later advances, the Fund may suffer a loss on the futures contracts or options which it would not have experienced if it had not hedged. Correlation is also imperfect between movements in the prices of futures contracts and movements in prices of the securities which are the subject of the hedge. Thus the price of the futures contract or option may move more than or less than the price of the securities being hedged. Where the Fund has sold futures or taken options positions to hedge against decline in the market, the market may advance and the value of the securities held in the Fund may decline. If this were to occur, the Fund might lose money on the futures contracts or options and also experience a decline in the value of its securities.

         The Fund can close out futures positions only on an exchange or board of trade which provides a secondary market in such futures. Although the Fund intends to purchase or sell only such futures for which an active secondary market appears to exist, there can be no assurance that such a market will exist for any particular futures contract at any particular time. This might prevent the Fund from closing a futures position, which could require the Fund to make daily cash payments with respect to its position in the event of adverse price movements.

         Options on futures transactions bear several risks apart from those inherent in options transactions generally. The Fund's ability to close out its options positions in futures contracts will depend upon whether an active secondary market for such options develops and is in existence at the time the Fund seek to close its positions. There can be no assurance that such a market will develop or exist. Therefore, the Fund might be required to exercise the options to realize any profit.

         Foreign Currency Options. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period for such options any time prior to expiration.

         A call rises in value if the underlying currency appreciates. Conversely, a put rises in value if the underlying currency depreciates. While purchasing a foreign currency option can protect the Fund against an adverse movement in the value of a foreign currency, it does not limit the gain which might result from a favorable movement in the value of such currency. For example, if the Fund was holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. Similarly, if the Fund had entered into a contract to purchase a security denominated in a foreign currency and had purchased a foreign currency call to hedge against a rise in the value of the currency but instead the currency had depreciated in value between the date of purchase and the settlement date, it would not have to exercise its call but could acquire in the spot market the amount of foreign currency needed for settlement.

         Foreign Currency Futures Transactions. The Fund may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, it may be able to achieve many of the same objectives attainable through the use of foreign currency forward contracts, but more effectively and possibly at a lower cost.

         Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery period and are traded on boards of trade and commodities exchanges. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts.

Lending Fund Securities

The Funds may lend their securities to member firms of the New York Stock Exchange and commercial banks with assets of one billion dollars or more, provided the value of the securities loaned will not exceed 33 1/3% of assets. Any such loans must be secured continuously in the form of cash or cash equivalents such as US Treasury bills. The amount of the collateral must on a current basis equal or exceed the market value of the loaned securities, and the Fund must be able to terminate such loans upon notice at any time. The Fund will exercise its right to terminate a securities loan in order to preserve its right to vote upon matters of importance affecting holders of the securities.

The advantage of such loans is that the Fund continues to receive the equivalent of the interest earned or dividends paid by the issuers on the loaned securities while at the same time earning interest on the cash or equivalent collateral which may be invested in accordance with the Fund's investment objective, policies and restrictions.

            Securities loans are usually made to broker-dealers and other financial institutions to facilitate their delivery of such securities. As with any extension of credit, there may be risks of delay in recovery and possibly loss of rights in the loaned securities should the borrower of the loaned securities fail financially. However, the Fund will make loans of its securities only to those firms the Advisor or Subadvisor deems creditworthy and only on terms the advisor believes should compensate for such risk. On termination of the loan, the borrower is obligated to return the securities to the Fund. The Fund will recognize any gain or loss in the market value of the securities during the loan period. The Fund may pay reasonable custodial fees in connection with the loan.

INVESTMENT restrictions

Fundamental Investment Restrictions

         Each Fund has adopted the following fundamental investment restrictions. These restrictions cannot be changed without the approval of the holders of a majority of the outstanding shares of the respective Fund.

(1) The International Equity Fund may not make any investment inconsistent with its classification as a diversified investment company under the 1940 Act.  The Capital Accumulation Fund may not make any investment inconsistent with its classification as a non-diversified investment company under the 1940 Act.

(2) The Funds may not concentrate their investments in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements secured thereby).

(3) The Funds may not issue senior securities or borrow money, except from banks for temporary or emergency purposes and then only in an amount up to 33 1/3% of the value of its total assets or as permitted by law and except by engaging in reverse repurchase agreements, where allowed. In order to secure any permitted borrowings and reverse repurchase agreements under this section, the Fund may pledge, mortgage, or hypothecate its assets.

(4) The Funds may not underwrite the securities of other issuers, except as allowed by law or to the extent that the purchase of obligations in accordance with its investment objective and policies, either directly from the issuer, or from an underwriter for an issuer, may be deemed an underwriting.

(5) The Funds may not invest directly in commodities or real estate, although they may invest in securities which are secured by real estate or real estate mortgages and securities of issuers which invest or deal in commodities, commodity futures, real estate, or real estate mortgages.

(6) The Funds may not make loans, other than through the purchase of money market instruments and repurchase agreements or by the purchase of bonds, debentures or other debt securities, or as permitted by law. The purchase of all or a portion of an issue of publicly or privately distributed debt obligations in accordance with each Fund's investment objective, policies and restrictions, shall not constitute the making of a loan.  For purposes of this investment restriction, the Funds consider a “loan” to be a “loan of money.”

Nonfundamental Investment Restrictions

         The Board of Directors has adopted the following nonfundamental investment restrictions. A nonfundamental investment restriction can be changed by the Board at any time without a shareholder vote.

(1) The Funds may not enter into reverse repurchase agreements if the aggregate proceeds from outstanding reverse repurchase agreements, when added to other outstanding borrowings permitted by the 1940 Act, would exceed 33 1/3% of the Fund's total assets. The International Equity Fund does not intend to make any purchases of securities if borrowing exceeds 15% of total assets of the Fund. The Capital Accumulation Fund does not intend to make any purchases of securities if borrowing exceeds 5% of total assets of the Fund.

(2) Neither Fund may invest more than 15% of its net assets in illiquid securities. The International Equities Fund may buy and sell securities outside the U.S. that are not registered with the SEC or marketable in the U.S.

(3) The Funds may not make short sales of securities or purchase any securities on margin except as provided with respect to options, futures contracts, and options on future contracts.

(4) The Funds may not enter into a futures contract or an option on a futures contract if the aggregate initial margins and premiums required to establish these positions would exceed 5% of the Fund's net assets.

(5) The Funds may not purchase a put or call option on a security (including a straddle or spread) if the value of that option premium, when aggregated with the premiums on all other options on securities held by the Fund, would exceed 5% of the Fund's total assets.

(6) The International Equity Fund may not write, purchase or sell puts, calls or combinations thereof except that the International Equity Fund may (a) write exchange-traded covered call options on portfolio securities and enter into closing purchase transactions with respect to such options, and the Fund may write exchange-traded covered call options on foreign currencies and secured put options on securities and foreign currencies and write covered call and secured put options on securities and foreign currencies traded over the counter, and enter into closing purchase transactions with respect to such options, and (b) purchase exchange-traded call options and put options and purchase call and put options traded over the counter, provided that the premiums on all outstanding call and put options do not exceed 5% of its total assets, and enter into closing sale transaction with respect to such options.

(7) The International Equity Fund will, under normal circumstances, invest at least 80% of its net assets in equities internationally.

(8) The International Equity Fund may not invest in securities of U.S. issuers if more than 5% of the value of Fund's net assets would be invested in such securities, excluding Special Equities and High Social Impact Investments.

(9) The International Equity Fund may, under normal circumstances, from time to time, have more than 25% of its assets invested in any major industrial or developed country which in the view of the Subadvisor poses no unique investment risk. The Subadvisor considers an investment in a given foreign country to have "no unique investment risk" if the Fund's investment in that country is not disproportionate to the relative size of the country's market versus the Morgan Stanley Capital International EAFE (Europe, Australasia, Far East) or World Index or other comparable index, and if the capital markets in that country are mature, and of sufficient liquidity and depth.

(10) The International Equity Fund may invest up to 30% of its net assets in developing countries.  A country is considered a developing country if it is not included in the Morgan Stanley Capital International World Index.

           (11) The International Equity Fund, under normal circumstances, will invest at least 1% of its net assets in investments in Africa.

         (12) The Capital Accumulation Fund may not purchase the obligations of foreign issuers if, as a result, such securities would exceed 25% of the value of the Fund's assets.

Any investment restriction which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the applicable percentage occurs immediately after an acquisition of securities or utilization of assets and results therefrom.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

         The Funds intend to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If for any reason either Fund should fail to qualify, it would be taxed as a corporation at the Fund level, rather than passing through its income and gains to shareholders.

Distributions of realized net capital gains, if any, are normally paid once a year; however, the Funds do not intend to make any such distributions unless available capital loss carryovers, if any, have been used or have expired. Estimated capital loss carryforwards as of September 30, 2003 were as follows: International Equity Fund $43,874,644 and Capital Accumulation Fund $40,294,412.

         Generally, dividends (including short-term capital gains) and distributions are taxable to the shareholder in the year they are paid. However, any dividends and distributions paid in January but declared during the prior three months are taxable in the year declared.

         The Funds are required to withhold 28% of any reportable dividends and long-term capital gain distributions paid and 28% reportable of each redemption transaction if: (a) the shareholder's social security number or other taxpayer identification number ("TIN") is not provided or an obviously incorrect TIN is provided; (b) the shareholder does not certify under penalties of perjury that the TIN provided is the shareholder's correct TIN and that the shareholder is not subject to backup withholding under section 3406(a)(1)(C) of the Internal Revenue Code because of underreporting (however, failure to provide certification as to the application of section 3406(a)(1)(C) will result only in backup withholding on dividends, not on redemptions); or (c) the Fund is notified by the Internal Revenue Service that the TIN provided by the shareholder is incorrect or that there has been underreporting of interest or dividends by the shareholder. Affected shareholders will receive statements at least annually specifying the amount withheld.

         In addition, the Funds are required to report to the Internal Revenue Service the following information with respect to each redemption transaction occurring in the Fund: (a) the shareholder's name, address, account number and taxpayer identification number; (b) the total dollar value of the redemptions; and (c) the Fund's identifying CUSIP number.

         Certain shareholders are, however, exempt from the backup withholding and broker reporting requirements. Exempt shareholders include: corporations; financial institutions; tax-exempt organizations; individual retirement plans; the U.S., a State, the District of Columbia, a U.S. possession, a foreign government, an international organization, or any political subdivision, agency or instrumentality of any of the foregoing; U.S. registered commodities or securities dealers; real estate investment trusts; registered investment companies; bank common trust funds; certain charitable trusts; foreign central banks of issue. Non-resident aliens, certain foreign partnerships and foreign corporations are generally not subject to either requirement but may instead be subject to withholding under sections 1441 or 1442 of the Internal Revenue Code. Shareholders claiming exemption from backup withholding and broker reporting should call or write the Fund for further information.

         Since the International Equity Fund has more than 50% of its assets invested in foreign securities, it is eligible to pass through any applicable foreign tax credits to its shareholders under Section 853 of the code.

net asset value

         The public offering price of the shares of each Fund is the respective net asset value per share (plus, for Class A shares, the applicable sales charge). The net asset value fluctuates based on the respective market value of each Fund's investments. The net asset value per share for each class is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. The Fund does not determine net asset value on certain national holidays or other days on which the New York Stock Exchange is closed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Each Fund's net asset value per share is determined by dividing total net assets (the value of its assets net of liabilities, including accrued expenses and fees) by the number of shares outstanding for that class.

         The assets of the Fund are valued as follows: (a) securities for which market quotations are readily available are valued at the last reported sale or official closing price, or, if not available, then at the most recent bid price, or based on a yield equivalent as obtained from one or more market makers for such securities; (b) all other securities and assets for which market quotations are not readily available will be fairly valued by the advisor in good faith under the supervision of the Board of Directors.

For the International Equity Fund, those securities primarily traded on foreign securities exchanges are generally valued at the preceding closing values on their respective exchanges where primarily traded. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of the Fund's net asset value does not take place contemporaneously with the determination of the prices of U.S. portfolio securities. For purposes of determining the net asset value all assets and liabilities initially expressed in foreign currency values will be converted into United States dollar values at the mean between the bid and offered quotations of such currencies against United States dollars at last quoted by any recognized dealer. If an event were to occur after the value of an investment was established but before the net asset value per share was determined which was likely to materially change the net asset value, then the instrument would be valued using fair value consideration by the Directors or their delegates.

Below is a specimen price-make-up sheet showing how the Funds calculate the total offering price per share.

Net Asset Value and Offering Price Per Share, as of September 30, 2003

International Equity Fund
Net asset value per share
($162,699,200 / 11,184,928 shares)	$14.55
Maximum sales charge, Class A
(4.75% of offering price)	$0.73
Offering price per share, Class A	$15.28

Class B net asset value and offering price per share
($6,175,618 / 455,234 shares)	$13.57

Class C net asset value and offering price per share
($9,763,662 / 740,983 shares)	$13.18

Class I net asset value and offering price per share
($18,025,561 / 1,188,595 shares)	$15.17

Capital Accumulation Fund
Net asset value per share
($104,878,431 / 5,291,514 shares)	$19.82
Maximum sales charge, Class A
(4.75% of offering price)	$0.99
Offering price per share, Class A	$20.81

Class B net asset value and offering price per share
($15,152,488 / 808,800 shares)	$18.73

Class C net asset value and offering price per share
($10,896,398 / 600,341 shares)	$18.15

Class I net asset value and offering price per share
($528,938 / 26,610 shares)	$19.88

calculation of total return

         Each Fund may advertise "total return." Total return is calculated separately for each class. Total return differs from yield in that yield figures measure only the income component of each Fund's investments, while total return includes not only the effect of income dividends but also any change in net asset value, or principal amount, during the stated period. Total return is computed by taking the total number of shares purchased by a hypothetical $1,000 investment after deducting any applicable sales charge, adding all additional shares purchased within the period with reinvested dividends and distributions, calculating the value of those shares at the end of the period, and dividing the result by the initial $1,000 investment. For periods of more than one year, the cumulative total return is then adjusted for the number of years, taking compounding into account, to calculate average annual total return during that period.

         Total return before taxes is computed according to the following formula:

P(1 + T)n = ERV

where P = a hypothetical initial payment of $1,000; T = total return; n = number of years; and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.

Total return after taxes on distributions is computed according to the following formula:

P(1 +T)n = ATV D

where P = a hypothetical initial payment of $1,000; T = average annual total return (after taxes on distributions); n = number of years and ATV D  = the ending  value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year periods at the end of such periods (or portions thereof if applicable) after taxes on fund distributions but not after taxes on redemption.

         Total return after taxes on distributions and sale of fund shares is computed according to the following formula:

P(1 +T)n = ATV DR

where P = a hypothetical initial payment of $1,000; T = average annual total return (after taxes on distributions and redemption); n = number of years and ATV DR = the ending value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year periods at the end of such periods (or portions thereof if applicable), after taxes on fund distributions and redemption.

         Total return and past performance are historical in nature and are not intended to indicate future performance. All total return quotations reflect the deduction of the maximum sales charge, except quotations of "return without maximum load," or "at NAV" (or "without CDSC") which do not deduct sales charge. Return without maximum load, which will be higher than total return, should be considered only by investors, such as participants in certain pension plans, to whom the sales charge does not apply, or for purposes of comparison only with comparable figures which also do not reflect sales charges, such as Lipper averages. Thus, in the above formula, for return without maximum sales load, P = the entire $1,000 hypothetical initial investment and does not reflect deduction of any sales charge. Return may be advertised for other periods, such as by quarter, or cumulatively for more than one year. Class I shares do not have a sales charge.

In the table below, after-tax returns are shown only for Class A shares. In addition, the standardized total return for Class I shares of the Capital Accumulation Fund is "linked" to the Class A total return for the period from January 18, 2002 through June 3, 2003 because there were no shareholders in Class I for this period.  In the table below, Class I Total Return performance results for this period are for Class A at NAV (i.e., they do not reflect the deduction of the Class A front-end sales charge.) Because Class A had higher expenses, its performance was lower than the Class I would have realized in the same period.

Total returns for each Fund's shares for the periods indicated are as follows:

International Equity Before Taxes

Periods Ended	Class A		Class B		Class C		Class I
September 30, 2003	Total Return		Total Return		Total Return		Total Return
	With	Without	With	Without	With	Without
	Maximum Load		CDSC		CDSC
One year	16.12%	21.93%	15.34%	20.34%	19.72%	20.72%	23.12%
Five years	-1.94%	-0.98%	-2.45%	-2.26%	-2.00%	-2.00%	N/A
10 years	2.47%	2.98%	N/A	N/A	N/A	N/A	N/A

International Equity After Taxes on Distributions

Periods Ended	Class A
September 30, 2003	Total Return
	With
	Maximum Load
One year	16.08%
Five years	-2.80%
10 years	1.32%

International Equity After Taxes on Distributions and Sale of Fund Shares

Periods Ended	Class A
September 30, 2003	Total Return
	With
	Maximum Load
One year	10.61%
Five years	-1.81%
10 years	1.63%

(April 1, 1998, for Class B)

(March 1, 1994, for Class C)

(March 1, 1999, for Class I)

Capital Accumulation Fund Before Taxes

Periods Ended	Class A		Class B		Class C		Class I
September 30, 2003	Total Return		Total Return		Total Return		Total Return
	With	Without	With	Without	With	Without
	Maximum Load	CDSC			CDSC
One year	19.54%	25.52%	19.29%	24.29%	23.40%	24.40%	25.90%
Five years	0.32%	1.30%	0.22%	0.42%	0.49%	0.49%	N/A
From date of inception*	7.84%	8.43%	-1.90%	-1.72%	7.57%	7.57%	-0.76%

Capital Accumulation Fund After Taxes on Distributions

Periods Ended	Class A
September 30, 2003	Total Return
With
Maximum Load
One year	19.54%
Five years	-1.15%
From date of inception*	6.49%

Capital Accumulation Fund After Taxes on Distributions and Sale of Fund Shares

Periods Ended	Class A
September 30, 2003	Total Return
With
Maximum Load
One year	12.70%
Five years	-0.12%
From date of inception*	6.39%

*(October 31, 1994, for Class A)

(April 1, 1998 for Class B)

(October 31, 1994, for Class C)

(March 1, 1999 for Class I)

         Total return, like net asset value per share, fluctuates in response to changes in market conditions. It should not be considered an indication of future return.

Purchase and redemption of shares

The Funds have authorized one or more brokers to accept on their behalf purchase and redemption orders.  Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf.  The Fund will be deemed to have received a purchase or redemption order when an authorized broker, or if applicable, a broker's authorized designee, accepts the order.  The customer orders will be priced at the Fund's Net Asset Value next computed after they are accepted by an authorized broker or the broker's authorized designee.

Share certificates will not be issued unless requested in writing by the investor.  If share certificates have been issued, then the certificate must be delivered to the Fund's transfer agent with any redemption request.  This could result in delays.  If the certificates have been lost, the shareholder will have to pay to post an indemnity bond in case the original certificates are later presented by another person.  No certificates will be issued for fractional shares.

         Each Fund has filed a notice of election under Rule 18f-1 with the Commission.  The notice states that the Fund may honor redemptions that, during any 90-day period, exceed $250,000 or 1% of the nest assets value of the Fund, whichever is less, by redemptions-in-kind (distributions of a pro rata share of the portfolio securities, rather than cash).

          See the prospectus for more details on purchases and redemptions.

DIRECTORs and officers

      The Fund's Board of Directors supervises the Funds' activities and reviews its contracts with companies that provide it with services.

(Not   Applicable   to  Officers)

# of

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Name &

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Date

During Last 5 Years

Overseen

Directorships

Independent Directors

JOHN GUFFEY, JR. DOB: 05/15/48	Director	1992	Treasurer and Director of Silby, Guffey and Co., Inc. a venture capital firm.	20	Ariel Funds Calvert Foundation Calvert Ventures, LLC

TERRENCE J. MOLLNER, Ed.D. DOB: 12/13/44	Director	1992	Founder, Chairperson, and President of Trusteeship Institute, Inc., a diverse foundation known principally for its consultation to corporations converting to cooperative employee-ownership and the development of socially and spiritually responsible investment vehicles.	8	Hampshire County United Way Cyberlore Studies, Inc. Calvert Foundation Ben & Jerry's Homemade, Inc.

RUSTUM ROY

DOB: 07/03/24	Director	1992	Evan Pugh Professor of the Solid State and of Geo-chemistry Emeritus, at Pennsylvania State University, and Corporation Chair, National Association of Science, Technology, and Society.	2	Chairperson, Friends of Health

(Not   Applicable   to  Officers)

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TESSA TENNANT DOB: 05/29/59	Director	1992	Chair of AsriA Ltd., a not-for-profit membership organization for Socially Responsible Investing (SRI), serving the Asia Pacific region. Previously, Ms. Tennant served as Head of SRI Policy for Henderson Investors, U.K. and Head of green and ethical investing for National Provident Investment Managers Ltd. Initially, Ms. Tennant headed the Environmental Research Unit of Jupiter Tyndall Merlin Ltd., and served as Director of Jupiter Tyndall Merlin investment managers.	2	Solar Century Company, Ltd.

Interested Directors

BARBARA J. KRUMSIEK* DOB: 08/09/52

(interested Director)

	Director & President	1997	President, Chief Executive Officer and Vice Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	37	Calvert Foundation

D. Wayne Silby, Esq.*

DOB: 07/20/48

(interested Director)	Director	1992	Mr. Silby is Chairman of GroupServe Foundation, a software company focused on collaborative tools for non-profit groups. He is an officer and director of Silby, Guffey and Co., Inc., a private investment company.	21	Ameritas Acacia Mutual Life Insurance Company Calvert Foundation Grameen Foundation USA

Officers

SUSAN walker Bender, Esq. DOB: 01/29/59	Officer	1992	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.

(Not   Applicable   to  Officers)

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IVY WAFFORD DUKE, Esq. DOB: 09/07/68	Officer	1996	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.

Daniel K. Hayes DOB: 09/09/50	Officer	1996	Senior Vice President of Calvert Asset Management Company, Inc.

HUI PING HO, CPA DOB: 01/06/65	Officer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.

LANCELOT A. KING, Esq. DOB: 07/19/70	Officer	2002

Assistant Secretary and Assistant General Counsel of Calvert Group, Ltd. Prior to working at Calvert Group, Mr. King was an associate with Mintz, Levin, Cohn, Ferris, Glovsky & Popeo, and also with Kirkpatrick & Lockhart.

William M. Tartikoff, Esq. DOB: 08/12/47	Officer	1992	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.

Ronald M. Wolfsheimer, CPA DOB: 07/24/52	Officer	1992	Senior Vice President and Chief Financial Officer of Calvert Group, Ltd. and Fund Treasurer.

MICHAEL V. YUHAS JR., CPA DOB: 08/04/61	Officer	1999	Director of Fund Administration of Calvert Group, Ltd. and Fund Controller.

*Ms. Krumsiek is an interested person of the Fund since she is an Officer and Director of the Fund's Advisor and its affiliates.  Mr. Silby is an interested person of the Fund since he is a Director of the parent company of the Fund's Advisor.

         The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby's address is 1715 18th Street, N.W., Washington, DC  20009. Directors and officers as a group own less than one percent of the total outstanding shares of the Fund.

The Board of Directors has four standing Committees. The Governance Committee addresses matters of fund governance, including policies on Director compensation, and Board and Committee structure and responsibilities.  The Audit Committee's function is to recommend to the Board independent accountants to conduct the annual audit of the Fund's financial statements; review with the independent accountants the outline, scope, and results of the annual audit; and review the performance and fees charged by the independent accountants for professional services. In addition, the Audit Committee meets with the independent accountants and representatives of management to review accounting activities and areas of financial reporting and control.  The Governance Committee and Audit Committees met four times during the past fiscal year.  The Disinterested Directors of the Board (Ms. Tennant and Messrs. Roy, Guffey and Mollner) comprise both the Governance Committee and the Audit Committee. The Community Investment Committee was created to oversee the Fund’s investments in the Calvert Social Investment Foundation. Ms. Tennant and Messrs. Roy, Guffey, and Silby are the Fund’s representatives to the Community Investment Committee of Calvert’s Social Investment Foundation.  The Community Investment Committee met three times during the past fiscal year. The Special Equities Committee oversees the Fund's Special Equities investment program in social venture capital investments, including review, selection, and fair valuation of such investments.  Ms. Krumsiek and Messrs. Roy, Silby, and Guffey comprise the Special Equities Committee. It met nine times during the past fiscal year.

         The Directors owned shares in the Fund and in all Calvert Funds for which they serve on the Board, in the following amounts as of December 31, 2003:

The International Equity Fund
Dollar Range of		Aggregate Dollar Range of Equity Securities
Equity Securities		in All Registered Investment Companies Overseen
Name of Director	in the Fund	By Director in Calvert Family of Funds

Independent Directors
John G. Guffey, Jr.	$50,000-$100,000	>$100,000
Terrance Mollner	none	>$100,000
Rustum Roy	$10,000-$50,000	>$100,000
Tessa Tennant	$50,000-$100,000	$50,000-$100,000
Interested Directors
D. Wayne Silby	$50,000-$100,000	>$100,000
Barbara J. Krumsiek	none	>$100,000

The Capital Accumulation Fund
Dollar Range of		Aggregate Dollar Range of Equity Securities
Equity Securities		in All Registered Investment Companies Overseen
Name of Director	in the Fund	By Director in Calvert Family of Funds

Independent Directors
John G. Guffey, Jr.	$10,000-$50,000	>$100,000
Terrance J. Mollner	none	>$100,000
Rustum Roy	none	>$100,000
Tessa Tennant	none	$50,000-$100,000
Interested Directors
D. Wayne Silby	none	>$100,000
Barbara J. Krumsiek	none	>$100,000

         Directors of the Funds not affiliated with the Funds' Advisor may elect to defer receipt of all or a percentage of their fees and invest them in any fund in the Calvert Family of Funds through the Deferred Compensation Plan (shown as "Pension or Retirement Benefits Accrued as part of Fund Expenses," below). Deferral of the fees is designed to maintain the parties in the same position as if the fees were paid on a current basis. Management believes this will have a negligible effect on the respective Fund's assets, liabilities, net assets, and net income per share.

Director Compensation Table

Fiscal Year 2003 (unaudited numbers)

Name of Director	Aggregate Compensationfrom Registrant for Service as Director (includes deferred compensation)	Pension or RetirementBenefits (i.e., deferred compensation) Accrued as part of Registrant Expenses*	Total Compensation fromRegistrant and Fund Complex paid to Director** for services as Director

Independent Directors
John G. Guffey, Jr.	$11,306	$7,117	$73,590
Terrence J. Mollner	$16,029.00	$0	$39,930
Rustum Roy	$12,500.00	$0	$12,500
Tessa Tennant	$12,000.00	$12,000	$12,000
Interested Director
Barbara J. Krumsiek	$0	$0	$0
D. Wayne Silby	$12,251.00	$7,251	$87,305

*Ms. Tennant and Messrs. Guffey and Silby have chosen to defer a portion of their compensation. As of September 30, 2003, total deferred compensation, including dividends and capital appreciation, was $72,453.42; $147,339.92; and $90,624.02 for each of them, respectively.

** As of September 30, 2003. The Fund Complex consists of ten (10) registered investment companies. Mr. Roy received an additional payment of up to $1,000.00 as an annual advisory council stipend.

From time to time the Fund may make charitable contributions to groups intended to further the Fund's social purpose, including but not limited to educating investors about socially responsible investing.

investment advisor and subadvisors

         The Funds' Investment Advisor is Calvert Asset Management Company, Inc., 4550 Montgomery Avenue, 1000N, Bethesda, Maryland 20814, a subsidiary of Calvert Group Ltd., which is a subsidiary of Ameritas Acacia Mutual Holding Company. Under the Investment Advisory Agreement, the Advisor provides investment advice to the Fund and oversees its day-to-day operations, subject to direction and control by the Fund's Board of Directors. The Advisor provides the Funds with investment supervision and management, and office space; furnishes executive and other personnel to the Funds; and pays the salaries and fees of all Trustees/Directors who are employees of the Advisor or its affiliates. The Fund pays all other administrative and operating expenses, including: custodial, registrar, dividend disbursing and transfer agency fees; administrative service fees; federal and state securities registration fees; salaries, fees and expenses of Trustees, executive officers and employees of the Fund, who are not employees of the Advisor or of its affiliates; insurance premiums; trade association dues; legal and audit fees; interest, taxes and other business fees; expenses of printing and mailing reports, notices, prospectuses, and proxy material to shareholders; annual shareholders' meeting expenses; and brokerage commissions and other costs associated with the purchase and sale of portfolio securities.

For services provided to the International Equity Fund, the Advisor receives an annual fee of .75% of the Fund's average daily net assets up to $250 million, 0.725% of the next $250 million, and 0.675% on assets in excess of $500 million. The Advisor may voluntarily defer its fees or assume expenses of the Fund. For services provided to the Capital Accumulation Fund, the Advisor receives an annual fee, payable monthly, of 0.65% of the Fund's average daily net assets.

The advisory fees paid to the Advisor by the Fund for the past three fiscal years were as follows:

	2001	2002	2003
International Equity Fund	$1,754,649	$1,393,696	$1,223,345
Capital Accumulation Fund	$1,057,339	$901,292	$751,198

Investment advisory fees are allocated as a Portfolio-level expense based on net assets.

         In evaluating the Investment Advisory Agreements, the Board of Directors received and considered on a Fund-by-Fund basis a variety of information relating to the Funds.  The disinterested Directors reviewed a written report prepared by the Advisor regarding various services provided by the Advisor and a separate report prepared by an independent third party, which provided a statistical analysis comparing each Fund’s investment performance, expenses, and fees to comparable mutual funds.  The disinterested Directors were advised by independent legal counsel with respect to their deliberations.

In reapproving the Investment Advisory Agreements, the Board of Directors considered on a Fund-by-Fund basis the following factors: the nature and quality of the services provided by the Advisor; the Advisor's personnel and operations; the Advisor's financial condition; the level and method of computing each Fund's advisory fee; comparative performance, fee and expense information for each of the Funds; the profitability of the Calvert Group of Funds to the Advisor; the allocation of the Fund's brokerage, including the Advisor's process for monitoring "best execution" and use of "soft" dollars to pay for research and other services; the direct and indirect benefits, if any, derived by the Advisor from the relationship with the Funds; the effect of each Fund's growth and size on the Fund's performance and expenses; the affiliated distributor's process for monitoring sales load breakpoints; the Advisor's policies and procedures regarding the prevention of market timing and late trading; and any possible conflicts of interest.  In reviewing the overall profitability of the advisory fee to the Funds' Advisor, the Board also considered the fact that affiliates of the Advisor provide shareholder servicing and administrative services to the Funds for which they receive compensation.

In reapproving the Investment Advisory Agreements, the Board of Directors, including the non-interested Trustees, did not identify any single factor as controlling.

Subadvisors

Calvert has retained Grantham, Mayo, Van Otterloo & Co. LLC ("GMO") as Subadvisor for the International Equity Fund. GMO is a privately held limited liability company.  For its services to the Fund, GMO receives a subadvisory fee, paid by the Advisor for the Fund, as follows: 0.45% of the average daily assets up to and including $250 million; 0.425% of the average daily net assets over $250 million and up to and including $500 million; and 0.400% of such average daily net assets in excess of $500 million. The Board of Directors reapproved the Investment Subadvisory Agreement between GMO and the Advisor based on a number of factors relating to the Subadvisor's ability to perform under its Investment Subadvisory Agreement. These factors included: the Subadvisor's management style and long-term performance record; the Subadvisor's current level of staffing and its overall resources; the Subadvisor's financial condition; the Subadvisor's compliance systems, and any disciplinary history.

Brown Capital Management, Inc., (“BCM”), Subadvisor to the Capital Accumulation Fund, is controlled by Eddie C. Brown. BCM receives a subadvisory fee, paid by the Advisor, of 0.25% of net assets. The Board of Directors reapproved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor's ability to perform under its Investment Subadvisory Agreement.  These factors included: the Subadvisor's management style and long-term performance record; the Fund's performance record; the Subadvisor's current level of staffing and its overall resources; the Subadvisor's financial condition; the Subadvisor's compliance systems, and any disciplinary history.

The Fund has received an exemptive order from the Securities and Exchange Commission to permit the Fund and the Advisor to enter into and materially amend the Investment Subadvisory Agreement without shareholder approval. Within 90 days of the hiring of any subadvisor or the implementation of any proposed material change in the Investment Subadvisory Agreement, the Fund will furnish its shareholders information about the new subadvisor or Investment Subadvisory Agreement that would be included in a proxy statement. Such information will include any change in such disclosure caused by the addition of a new subadvisor or any proposed material change in the Investment Subadvisory Agreement of the Fund. The Fund will meet this condition by providing shareholders, within 90 days of the hiring of the subadvisor or implementation of any material change to the terms of an Investment Subadvisory Agreement, with an information statement to this effect.

Administrative services agent

         Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, has been retained by the Fund to provide certain administrative services necessary to the conduct of its affairs, including the preparation of regulatory filings and shareholder reports. For providing such services, CASC receives an annual administrative service fee payable monthly (as a percentage of net assets) as follows:

	Class A, B, and C	Class I
International Equity Fund	0.35%	0.15%
Capital Accumulation Fund	0.25%	0.10%

Administrative Service fees are allocated as a class-level expense, based on net assets. The service fees paid by the Portfolios to Calvert Administrative Services Company for the past three fiscal years were:

	2001	2002	2003
International Equity Fund	$783,949	$605,525	$555,822
Capital Accumulation Fund	$406,628	$346,650	$288,663

method of distribution

         Calvert Distributors, Inc. ("CDI") is the principal underwriter and distributor for the Fund. CDI is an affiliate of the Fund's Advisor. Under the terms of its underwriting agreement with the Funds, CDI markets and distributes the Fund's shares and is responsible for preparing advertising and sales literature, and printing and mailing prospectuses to prospective investors.

         Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted Distribution Plans (the "Plans"), which permit the Fund to pay certain expenses associated with the distribution of its shares. Such expenses for Class A shares may not exceed, on an annual basis, 0.35% of the Fund's respective average daily net assets. Expenses under the Fund's Class B and Class C Plans may not exceed, on an annual basis, 1.00% of the average daily net assets of Class B and Class C, respectively.  Class I has no Distribution Plan.  The Class A Distribution Plan reimburses CDI only for expenses it incurs, while the Class B and C Distribution Plans compensate CDI at a set rate regardless of CDI's expenses.

         The Fund's Distribution Plans were approved by the Board of Directors, including the Directors who are not "interested persons" of the Fund (as that term is defined in the Investment Company Act of 1940) and who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans. The selection and nomination of the Directors who are not interested persons of the Fund is committed to the discretion of such disinterested Directors. In establishing the Plans, the Directors considered various factors including the amount of the distribution expenses. The Directors determined that there is a reasonable likelihood that the Plans will benefit the Fund and its shareholders, including economies of scale at higher asset levels, better investment opportunities, and more flexibility in managing a growing portfolio.

         The Plans may be terminated by vote of a majority of the non-interested Directors who have no direct or indirect financial interest in the Plans, or by vote of a majority of the outstanding shares of the affected class of the Fund. If the Fund should ever switch to a new principal underwriter without terminating the Class B Plan, the fee would be prorated between CDI and the new principal underwriter. Any change in the Plans that would materially increase the distribution cost to the Fund requires approval of the shareholders of the affected class; otherwise, the Plans may be amended by the Directors, including a majority of the non-interested Directors as described above. The Plans will continue in effect for successive one-year terms provided that such continuance is specifically approved by (i) the vote of a majority of the Directors who are not parties to the Plans or interested persons of any such party and who have no direct or indirect financial interest in the Plans, and (ii) the vote of a majority of the entire Board of Directors.

            As noted above, distribution and shareholding servicing expenses are paid to broker/dealers through sales charges (paid by the investor) and 12b-1 Distribution Plan expenses (paid by the Fund as part of the annual operating expenses).  In addition to these payments, the Advisor, CDI and/or their affiliates, at their own expense, may incur costs and pay expenses associated with the distribution of shares of the Funds.  The Advisor, CDI and/or their affiliates have agreed to pay certain firms compensation based on sales of Fund share or on assets held in those firms’ accounts for their marketing, distribution, and shareholder servicing of Fund shares, above the usual sales charges, distribution and service fees.  In other instances, one of these entities may make annual payments to a broker/dealer in order to be included in a wrap or preferred provider program.  This list may be changed from time to time.  As of December 31, 2003, the Advisor, CDI and/or their affiliates had special arrangements regarding one or more Calvert Funds with the following firms:

         CDI makes a continuous offering of the Fund's securities on a "best efforts" basis. Under the terms of the agreement, CDI is entitled to receive a distribution fee and a service fee from the Fund based on the average daily net assets of each Portfolio's respective Classes. These fees are paid pursuant to the Fund's Distribution Plan.

For the International Equity Fund, the Total Distribution Plan Expenses paid to CDI by the Fund for the fiscal year ended September 30, 2003 were $355,723 for Class A, $50,770 for Class B, and $82,102 for Class C.  For the fiscal year ended September 30, 2003, the International Equity Fund's Distribution Plan expenses for each class were spent for the following purposes:

	Class A	Class B	Class C
Compensation to broker-dealers	$264,455	$12,328	$51,603
Compensation to sales personnel	$91,268	$0	$0
Advertising	$0	$0	$0
Printing and mailing of prospectuses
to other than current shareholders	$0	$0	$0
Compensation to underwriters	$0	$38,442	$31,039
Interest, financing charges	$0	$0	$0
Other	$0	$0	$0

Total Distribution Plan Expenses paid to CDI by The Capital Accumulation Fund for the fiscal year ended September 30, 2003 were $324,901 for Class A, $130,108 for Class B and $95,566 for Class C. For the fiscal year ended September 30, 2003, the Fund's Distribution Plan expenses for each class were spent for the following purposes:

	Class A	Class B	Class C
Compensation to broker-dealers	$193,914	$32,693	$65,677
Compensation to sales personnel	$35,550	$0	$0
Advertising	$13,888	$0	$0
Printing and mailing of prospectuses
to other than current shareholders	$3,004	$0	$0
Compensation to underwriter	$0	$97,416	$29,889
Interest, financing charges	$0	$0	$0
Other	$78,545	$0	$0

                                            Dealer Reallowance (Class A)

For both Funds, shares are offered at net asset value plus a front-end sales charge as follows:

As a % of

As a % of

Allowed to

Amount of	Offering	net amount	Brokers as a % of

Investment

Price

invested

offering price

Less than $50,000	4.75%	4.99%	4.00%
$50,000 but less than $100,000	3.75%	3.90%	3.00%
$100,000 but less than $250,000	2.75%	2.83%	2.25%
$250,000 but less than $500,000	1.75%	1.78%	1.25%
$500,000 but less than $1,000,000	1.00%	1.01%	0.80%
$1,000,000 and over	0.00%	0.00%	0.00%

         CDI receives any front-end sales charge or CDSC paid. A portion of the front-end sales charge may be reallowed to dealers. The aggregate amount of sales charges (gross underwriting commissions) and for Class A only, the net amount retained by CDI (i.e., not reallowed to dealers) for the last 3 fiscal years were:

International Equity Fund

Fiscal Year

2001

2002

2003

	Gross	Net	Gross	Net	Gross	Net
Class A	$228,095	$82,164	$200,756	$98,096	$159,607	$62,362

Class B	$0		$1,739		$0

Class C	$8,466		$9,993		$3,400

Capital Accumulation Fund

Fiscal Year

2001

2002

2003

	Gross	Net	Gross	Net	Gross	Net
Class A	$318,902	$69,776	$202,000	$62,285	$152,134	$51,432

Class B	$0		$0		$0

Class C	$5,260		$3,046		$1,208

         Fund Directors and certain other affiliated persons of the Fund are exempt from the sales charge since the distribution costs are minimal to persons already familiar with the Fund. Other groups (e.g., group retirement plans) are exempt due to economies of scale in distribution. See Exhibit A to the Prospectus for additional share purchase information.

transfer and shareholder servicing agentS

Boston Financial Data Services, Inc. ("BFDS"), a subsidiary of State Street Bank & Trust, has been retained by the Funds to act as transfer agent and dividend disbursing agent. These responsibilities include: responding to certain shareholder inquiries and instructions, crediting and debiting shareholder accounts for purchases and redemptions of Fund shares and confirming such transactions, and daily updating of shareholder accounts to reflect declaration and payment of dividends.

         Calvert Shareholder Services, Inc. ("CSSI"), a subsidiary of Calvert Group, Ltd. and Acacia, has been retained by the Fund to act as shareholder servicing agent. Shareholder servicing responsibilities include responding to shareholder inquiries and instructions concerning their accounts, entering any telephoned purchases or redemptions into the BFDS system, maintenance of broker-dealer data, and preparing and distributing statements to shareholders regarding their accounts.

            For these services, BFDS and CSSI receive a fee based on the number of shareholder accounts and transactions.  CSSI may contract with subagents to provide recordkeeping and subaccounting services to the Funds.

portfolio transactions

Portfolio transactions are undertaken on the basis of their desirability from an investment standpoint. The Fund's Advisor and Subadvisors make investment decisions and the choice of brokers and dealers under the direction and supervision of the Fund's Board of Directors.

Broker-dealers who execute transactions on behalf of the Fund are selected on the basis of their execution capability and trading expertise considering, among other factors, the overall reasonableness of the brokerage commissions, current market conditions, size and timing of the order, difficulty of execution, per share price, market familiarity, reliability, integrity, financial condition, subject to the Advisor/Subadvisor obligation to seek best execution.

For the last three fiscal years, total brokerage commissions paid were as follows:

	2001	2002	2003
International Equity Fund	$637,396	$438,845	$227,098
Capital Accumulation Fund	$200,987	$223,491	$673,083

The Capital Accumulation Fund paid substantially higher brokerage commissions during the 2003 fiscal year as a result of higher portfolio turnover. The International Equity Fund paid substantially lower brokerage commissions during the 2003 fiscal year as a result of lower portfolio turnover.  The Funds did not pay any brokerage commissions to affiliated persons during the last three fiscal years.

While the Fund's Advisor and Subadvisor(s) select brokers primarily on the basis of best execution, in some cases they may direct transactions to brokers based on the quality and amount of the research and research-related services which the brokers provide to them. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses; providing portfolio performance evaluation and technical market analyses; and providing other services relevant to the investment decision making process. Other such services are designed primarily to assist the Advisor in monitoring the investment activities of the Subadvisor(s) of the Fund. Such services include portfolio attribution systems, return-based style analysis, and trade-execution analysis.

If, in the judgment of the Advisor or Subadvisor(s), the Fund or other accounts managed by them will be benefited by supplemental research services, they are authorized to pay brokerage commissions to a broker furnishing such services which are in excess of commissions which another broker may have charged for effecting the same transaction. It is the policy of the Advisor that such research services will be used for the benefit of the Fund as well as other Calvert funds and managed accounts.

For the fiscal year ended September 30, 2003, the Advisor and/or Subadvisor, allocated brokerage commissions for soft dollar research services in the following amounts:

	Transactions (in shares)	Related Commissions
International Equity Fund	0	$0
Capital Accumulation Fund	4,926,900	$367,697.50

         The portfolio turnover rates for the last two fiscal years were as follows:

	2002	2003
International Equity Fund	106%	71%
Capital Accumulation Fund	93%	170%

Personal securities transactions

         The Funds, their advisors, and principal underwriter have adopted a Code of Ethics pursuant to Rule 17j-1 of the Investment Company Act of 1940. The Code of Ethics is designed to protect the public from abusive trading practices and to maintain ethical standards for access persons as defined in the rule when dealing with the public. The Code of Ethics permits the Funds' investment personnel to invest in securities that may be purchased or held by the Funds. The Code of Ethics contains certain conditions such as preclearance and restrictions on use of material information.

PROXY VOTING DISCLOSURE

Please refer to Appendix A of this Statement of Additional Information for the Proxy Voting Guidelines of the Calvert Funds. This document includes the policies and procedures that the Funds use in determining how to vote proxies relating to portfolio securities, as well as when a vote presents a possible conflict of interest between the interests of Fund shareholders, and those of the Funds’ investment Advisor, principal underwriter, or an affiliated person of the Fund, its Investment Advisor, or principal underwriter.

independent AUDITORS and custodians

KPMG LLP, located at 1601 Market Street, Philadelphia, Pennsylvania, 19103, served as independent auditors for the Fund for fiscal year 2002 and 2003. For fiscal years prior to 2002, the Fund used other auditors. State Street Bank & Trust Company, N.A., 225 Franklin Street, Boston, MA 02110, serves as custodian of the Fund's investments. M&T Bank, 25 South Charles Street, Baltimore, Maryland 21203 also serves as custodian of certain of the Fund's cash assets. The custodians have no part in deciding the Funds' investment policies or the choice of securities that are to be purchased or sold for the Fund.

control persons and principal holders of securities

         As of January 1, 2004, the following shareholders owned 5% or more of the outstanding voting securities of the class of the Fund as shown:

Name & Address

% of Ownership

International Equity

Charles Schwab & Co. Inc.	17.34% of Class A
Reinvest Account
Mutual Fund Department
101 Montgomery Street
San Francisco, CA 94104-4122

MLPF&S for the Sole Benefit of its Customers	5.86% of Class B
Fund Administration
4800 Deer Lake Dr. E FL 3
Jacksonville, FL 32246-6484

Exchange Bank Trust Accounts	7.57% of Class C
Personal Trust Accounts
PO Box 208
Santa Rosa, CA95402-0208

MLPF&S for the Sole Benefit of its Customers	6.75% of Class C
Fund Administration 97NY7
4800 Deer Lake Dr. E FL 3
Jacksonville, FL 32246-6484

G. James Roush TTEE	38.26% of Class I
UA DTD 01/03/1986
G. James Roush
PO Box 3123
Bellevue, WA 98009-3123

Key Trust Company C/F	27.98% of Class I
Congregations of Sisters of St. Agnes
Account 2020200-1086767
PO Box 94871
Cleveland, OH 44101-4871

Northern Trust Co.	8.78% of Class I
EMB Trust Sara R. Bronfman
A/C 26-14282
P.O. Box 92956
Chicago, IL 60675-2956

Northern Trust Co.	8.78% of Class I
EMB Trust Clare W. Bronfman
A/C 26-14280
P.O. Box 92956
Chicago, IL 60675-2956

Northern Trust Co.	5.69% of Class I
EMB Trust Holly B. Lev
A/C 26-14281
P.O. Box 92956
Chicago, IL 60675-2956

Capital Accumulation

Charles Schwab & Co., Inc.	7.46% of Class A
Reinvest Account
Mutual Fund Department
101 Montgomery Street
San Francisco, CA 94104-4122

MLPF&S for the Sole Benefit of its Customers	5.06% of Class B
Fund Administration
4800 Deer Lake Dr E FL 3
Jacksonville, FL 32246-6484

MLPF&S for the Sole Benefit of its Customers	9.44% of Class C
Fund Administration 97FT6
4800 Deer Lake Dr E FL 3
Jacksonville, FL 32246-6484

Baubie Family Limited Partnership	100.00% of Class I
P.O. Box 1787
Milwaukee, WI 53201-1787

general information

         The Calvert World Values Fund is an open-end management investment company, organized as a Maryland Corporation on February 14, 1992. It has two series: The International Equity Fund, which is diversified and the Capital Accumulation Fund, which is non-diversified.

         Each share represents an equal proportionate interest with each other share and is entitled to such dividends and distributions out of the income belonging to such class as declared by the Board. The Fund offers four separate classes of shares: Class A, Class B, Class C, and Class I. Each class represents interests in the same portfolio of investments but, as further described in the prospectus, each class is subject to differing sales charges and expenses, which differences will result in differing net asset values and distributions. Upon any liquidation of the Fund, shareholders of each class are entitled to share pro rata in the net assets belonging to that series available for distribution.

         The Fund is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes such as electing Directors, changing fundamental policies, or approving a management contract. As a shareholder, you receive one vote for each share you own, except that matters affecting classes differently, such as Distribution Plans, will be voted on separately by the affected class(es).

FUND SERVICE PROVIDERS

INVESTMENT ADVISOR

Calvert Asset Management Company, Inc.

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

Shareholder Service

Calvert Shareholder Services, Inc.

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

PRINCIPAL UNDERWRITER

Calvert Distributors, Inc.

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

TRANSFER AGENT

Boston Financial Data Services, Inc.

330 West 9th Street

Kansas City, Missouri 64105

INDEPENDENT auditors

KPMG, LLP

1601 Market Street

Philadelphia, Pennsylvania 19103

CUSTODIAN

State Street Bank & Trust Company, N.A.

225 Franklin Street

Boston, MA 02110

CUSTODIAN (cash assets)

M&T Bank

25 South Charles Street

Baltimore, MD  21203

appendix A

PROXY VOTING GUIDELINES

Introduction

Calvert believes that healthy corporations are characterized by sound corporate governance   and overall corporate social responsibility.  The well-governed company meets high standards of corporate ethics and operates in the best interests of shareowners.  The socially responsible company meets high standards of corporate ethics and operates in the best interests of other stakeholders (employees, customers, communities and the environment).  In our view, companies that combine good governance and corporate social responsibility are better positioned for long-term success.

These Proxy Voting Guidelines (“the Guidelines”) reflect Calvert’s view that our fiduciary obligations to our shareholders include an obligation to vote their proxies in a manner consistent with (1) good corporate governance, and (2) corporate social responsibility.  The attributes of well-governed, socially responsible companies that these proxy-voting guidelines seek to promote are:

Long-Term Value.   Responsible, healthy companies are those that focus on long-term value creation that aligns the interests of management with those of shareowners and other stakeholders.  Good governance is likely to be compromised when a company becomes myopic, focusing on current earnings expectations and other short-term goals rather than the fundamental soundness of the enterprise over the longer term.  A focus on long-term value creation also increases the relevance of companies’ environmental management, treatment of workers and communities, and other social variables.  Just as a short-term focus on earnings performance can compromise long-term shareowner interests, so can poor treatment of workers, communities, the environment or other stakeholders create short-term gain while increasing risks and compromising performance over the longer term.   Calvert’s proxy voting guidelines support governance structures and policies that keep the focus of company management on long-term corporate health and sustainable financial, social and environmental performance.

Accountability.  Corporate management must be accountable to many interests, including investors, stakeholders, and regulators.  Management of a company must be accountable to the board of directors; the board must be accountable to the company’s shareowners; and the board and management together must be accountable to the stakeholders.  Some governance structures by their very nature weaken accountability, including corporations that are too insulated from possible takeovers.  Certain other governance structures are well suited to manage this accountability:  independent boards that represent a wide variety of interests and perspectives; full disclosure of company performance on financial, environmental, and social metrics; charters, bylaws, and procedures that allow shareholders to express their wishes and concerns; and compensation structures that work to align the interests and time-frames of management and owners.  Calvert’s proxy voting guidelines support structures that create and reinforce accountability, and oppose those that do not.

  Sustainability.  Well-governed companies are those whose operations are financially, socially and environmentally sustainable. Sustainability requires fair treatment of shareholders and other stakeholders in order to position the company for continued viability and growth over time.  Effective corporate governance, like national governance, cannot indefinitely ignore or exploit certain groups or interests to the benefit of others without incurring mounting risks for the corporation.  For example, companies that provide excessive compensation to executives at the expense of other employees and shareowners are creating risks that may be expressed in rising employee turnover or activist campaigns targeting corporate practices.  Companies that fail to account for potential liabilities associated with climate change may be creating risks that will be expressed in costly government regulation or uninsured catastrophic losses.  Calvert’s proxy voting guidelines aim to support sustainable governance that attends fairly to the interests of shareowners, workers, communities and the environment.

As a long-term equity investor, Calvert strives to encourage corporate responsibility, which includes respectful treatment of workers, suppliers, customers and communities, environmental stewardship, product integrity and high standards of corporate ethics as well as more traditional measures of sound corporate governance.   Companies that combine good governance and social responsibility strive to avoid unnecessary financial risk while serving the interests of both shareowners and stakeholders.  In our view, Good Governance + Social Responsibility = Corporate Responsibility.

On behalf of our shareholders, Calvert Funds generally vote our proxies in accordance with the positions set forth in these Proxy Voting Guidelines (“the Guidelines”).   The Guidelines are not meant to be exhaustive, nor can they anticipate every potential voting issue on which the Funds may be asked to cast their proxies.  There also may be instances when the Advisor, Calvert Asset Management Company, votes the Funds’ shares in a manner that does not strictly adhere to or is inconsistent with these Guidelines if doing so is in the best interests of the Funds’ shareholders. Also, to the extent that the Guidelines do not address potential voting issues, the Funds delegate to the appropriate advisor the authority to act on its behalf to promote the applicable Funds’ investment objectives and social goals.  To the extent the Funds vote proxies in a manner not strictly in accordance with these Guidelines, and such votes present a potential conflict of interest, the Funds will proceed in accordance with Section III below.

When support for or opposition to a proxy proposal as described below is qualified with the term, “ordinarily,” this means that the Fund advisor generally foresees voting all shares as described except in special circumstances where the advisor determines that a contrary vote may be in the best interests of Fund shareholders.

When support for or opposition to a proxy proposal is qualified by the expression, “on a case by case basis,” this means that the Fund advisor cannot determine in advance whether such proposals are generally in the best interests of Fund shareholders and will reserve judgment until such time as the specific proposal is reviewed and evaluated.

When we use the term, “shareholder,” we are referring to Calvert’s mutual fund shareholders whose proxy votes we cast in accordance with these Guidelines.  When we use the term, “shareowner,” we are referring to the equity owners of stock in publicly traded corporations.

Calvert appreciates that issues brought to shareholders may change over time, as both investors’ concerns and SEC rules governing inclusion of specific items in corporate proxies change.  We have constructed these Proxy Voting Guidelines to be both general enough and sufficiently flexible to adapt to such changes.  To that end, we have not attempted to address every specific issue that may arise on a proxy ballot.

Calvert’s proxy voting record is available on the Funds’ web site, www.calvert.com, and will, after August 31, 2004, also be available on the Securities and Exchange Commission’s website at www.sec.gov.

CORPORATE GOVERNANCE

Board and Governance Issues

Board of Directors

The board of directors (“the board”) is responsible for the overall governance of the corporation, including representing the interests of shareowners and overseeing the company’s relationships with other stakeholders.  While company boards do not have a statutory responsibility to protect stakeholders, the duties of care and loyalty encompass the brand, financial, and reputational risks that can result from inadequate attention to stakeholder interests.  Thus, in our view, a board’s fiduciary duties encompass stakeholder relations as well as protecting shareowner interests.

One of the most fundamental sources of good governance is independence.  Directors who have financial or other affiliations with companies on whose boards they serve may face conflicts of interest between their own interests and those of the corporation’s shareowners and other stakeholders.  In our view, the board should be composed of a majority of independent directors and key committees, including the audit, compensation, and nominating and/or governance committees, should be composed exclusively of independent directors.

Independent directors are those who do not have a material financial or personal relationship with the company or any of its managers that could compromise the director’s objectivity and fiduciary responsibility to shareowners.  In general, this means that an independent director should have no affiliation with the company other than a seat on the board and (in some cases) ownership of sufficient company stock to give the director a stake in the company’s financial performance, but not so great as to constitute a controlling or significant interest.

Because the board’s ability to represent shareowners independently of management can be compromised when the Chair is also a member of management, it can sometimes be beneficial for the Chair of the board be an independent director.

Another critical component of good governance is diversity.  Well-governed companies benefit from a wide diversity of perspective and background on their boards.  To bring such diversity to the board, directors should be chosen to reflect diversity of experience, perspective, expertise, gender, race, culture and geography.  Calvert’s goal in addressing board diversity is to assure that boards of directors fairly represent the concerns of both shareholders and stakeholders.  Stakeholders include employees, communities, vendors, and customers, and as such, include people of color and racial minorities who have historically faced discrimination or denial of opportunities solely on account of their race.  Even well governed corporations may risk perpetuating this historic injustice if boards of directors are not inclusive and diverse.

Companies that are private may take some time to achieve an adequate balance of diversity and independence on their boards.  For private companies, the fund advisor will vote on a case-by-case basis on board independence and board diversity matters.

Each director should also be willing and able to devote sufficient time and effort to the duties of a director.  Ordinarily, this means that directors should not sit on more than two other boards of publicly traded companies, unless personal circumstances allow sufficient time to devote to corporate governance on several boards.  Directors who routinely fail to attend board meetings, regardless of the number of boards on which they serve, are not devoting sufficient attention to good corporate governance.

The board should periodically evaluate its performance, the performance of it various committees, and the performance of individual board members in governing the corporation.

The Fund advisor will oppose slates of directors without at least a majority of independent directors.

The Fund advisor will oppose slates of directors that result in a board that does not include both women and people of color and may oppose slates of directors that include women and people of color should the advisor conclude that the presence of women and people of color on the board constitutes mere token representation.

The Fund advisor will support proposals requesting that companies adopt policies or nominating committee charters to assure that diversity is a key attribute of every director search.

The Fund advisor will support proposals requesting that the majority of directors be independent and that the board audit, compensation and/or nominating committees be composed exclusively of independent directors.

The Fund advisor will examine on a case-by-case basis proposals seeking to separate the positions of Chair of the board and Chief Executive Officer as well as resolutions asking for the Chair to be an independent director.

The Fund advisor may oppose slates of directors in situations where the company failed to take action on shareowner proposals that passed in previous years.

The Fund advisor will ordinarily oppose director candidates who have not attended a sufficient number of meetings of the board or key committees on which they served to effectively discharge their duties as directors.

Classified or Staggered Boards

On a classified (or staggered) board, directors are divided into separate classes with directors in each class elected to overlapping three-year terms. Companies argue that such boards offer continuity in strategic direction, which promotes long-term planning. However, in some instances these structures may deter legitimate efforts to elect new directors or takeover attempts that may benefit shareowners.    A classified board structure may also tend to depress stock price if viewed as an anti-takeover measure.

The Fund advisor will ordinarily support proposals to elect all board members annually and to remove classified boards.

Increase Authorized Common Stock

Companies may choose to increase their authorization of common stock for a variety of reasons.  In some instances, the intended purpose of the increased authorization may clearly benefit shareowners; in others, the benefits to shareowners are less clear.  Given that increased authorization of common stock is dilutive, except where the authorization is being used to facilitate a stock split or stock dividend, proposed increases in authorized common stock must be examined carefully to determine whether the benefits of issuing additional stock outweigh the potential dilution.

The Fund advisor will ordinarily support proposals authorizing the issuance of additional common stock necessary to facilitate a stock split.

The Fund advisor will examine and vote on acase-by case basis proposals authorizing the issuance of additional common stock.  If the company already has a large amount of stock authorized but not issued, or reserved for its stock option plans, or where the request is to increase shares by more than 100 percent of the current authorization, the Fund advisor will ordinarily oppose the proposals (unless there is a convincing business plan for use of additional authorized common stock) due to concerns that the authorized but unissued shares will be used as a poison pill or other takeover defense.

Blank Check Preferred Stock

Blank check preferred stock is stock with a fixed dividend and a preferential claim on company assets relative to common shares. The terms of the stock (voting, dividend, and conversion rights) are set by the board at a future date without further shareowner action. While such an issue can in theory have legitimate corporate purposes, most often it has been used as an anti-takeover device.

The Fund advisor will ordinarily oppose the creation of blank check preferred stock.  In addition, the Fund advisor will ordinarily oppose increases in authorization of preferred stock with unspecified terms and conditions of use that may be determined by the board at a future date, without approval of shareholders.

Supermajority Vote Requirements

Supermajority vote requirements in a company's charter or bylaws require a level of voting approval in excess of a simple majority. Generally, supermajority provisions require at least 2/3 affirmative votes for passage of issues.

The Fund advisor will ordinarily oppose supermajority vote requirements.

Restrictions on Shareowners Acting by Written Consent

Written consent allows shareowners to initiate and carry out a shareowner action without waiting until the annual meeting, or by calling a special meeting.  It permits action to be taken by the written consent of the same percentage of outstanding shares that would be required to effect the proposed action at a shareowner meeting.

The Fund advisor will ordinarily oppose proposals to limit or eliminate the right of shareowners to act by written consent.

Restrictions on Shareowners Calling Meetings

It is common for company management to retain the right to call special meetings of shareowners at any time, but shareowners often do not have similar rights.  In general, we support the right of a majority of shareowners to call special meetings, even in extraordinary circumstances, such as consideration of a takeover bid.  Restrictions on the right of a majority of shareowners to call a meeting can also restrict the ability of shareowners to force company management to consider shareowner proposals or director candidates.

The Fund advisor will ordinarily oppose restrictions on the right of shareowners to call special meetings, as such restrictions limit the right of shareowners to participate in governance.

Limitations, Director Liability and Indemnification

Because of increased litigation brought against directors of corporations and the increased costs of director's liability insurance, many states have passed laws limiting director liability for actions taken in good faith. It is argued that such indemnification is necessary for companies to be able to attract the most qualified individuals to their boards.  In addition, many companies are seeking to add indemnification of directors to corporate bylaws.

The Fund advisor will ordinarily support proposals seeking to indemnify directors and limit director liability for acts excluding fraud or other wanton or willful misconduct or illegal acts, but will oppose proposals seeking to indemnify directors for all acts.

Reincorporation

Corporations are bound by the laws of the states in which they are incorporated.  Companies reincorporate for a variety of reasons, including shifting incorporation to a state where the company has its most active operations or corporate headquarters.  In other cases, reincorporation is done to take advantage of stronger state corporate takeover laws, or to reduce tax or regulatory burdens.  In these instances, reincorporation may result in greater costs to stakeholders, or in loss of valuable shareowner rights.

The Fund advisor will ordinarily support proposals to reincorporate for valid business reasons (such as reincorporating in the same state as the corporate headquarters).

The Fund advisor will ordinarily oppose proposals to reincorporate outside the United States if the advisor determines that such reincorporation is no more than the establishment of a skeleton offshore headquarters or mailing address for purposes of tax avoidance, and the company does not have substantial business activities in the country in which it proposes to reincorporate.

Cumulative Voting

Cumulative voting allows shareowners to "stack" their votes behind one or a few directors running for the board, thereby helping a minority of shareowners to win board representation. Cumulative voting gives minority shareowners a voice in corporate affairs proportionate to their actual strength in voting shares.  However, like many tools, cumulative voting can be misused.   In general, where shareowner rights and voice are well protected by a strong, diverse, and independent board and key committees, where shareowners may call special meetings or act by written consent, and in the absence of strong anti-takeover provisions, cumulative voting is usually unnecessary.

The Fund advisor will examine and vote on a case-by-case basisproposals calling for cumulative voting in the election of directors.

Dual or Multiple Classes of Stock

In order to maintain corporate control in the hands of a certain group of shareowners, companies may seek to create multiple classes of stock with differing rights pertaining to voting and dividends.  Creation of multiple classes of stock limits the right of some shareowners – often a majority of shareowners – to exercise influence over the governance of the corporation.   This in turn diffuses directors’ incentives to exercise appropriate oversight and control over management.

The Fund advisor will ordinarily oppose proposals to create dual classes of stock.  However, the advisor will examine and vote on acase-by-case basis proposals to createclasses of stock offering different dividend rights (such as one class that pays cash dividends and a second that pays stock dividends), and may support such proposals if they do not limit shareowner rights.

Limit Directors' Tenure

Corporate directors generally may stand for re-election indefinitely.  Opponents of this practice suggest that limited tenure would inject new perspectives into the boardroom as well as possibly creating room for directors from diverse backgrounds.  However, continuity is also important and there is no empirical support for the proposition that limitations on director tenure improve governance.  It may be in the best interests of the shareowners for long-serving directors to remain on the board, providing they maintain their independence as well as the independent perspective they bring to the board.

Accordingly, the Fund advisor will examine and vote on a case-by-case basis proposals to limit director tenure.

  Director Stock Ownership

Advocates of requirements that directors own shares of company stock argue that stock ownership helps to align the interests of directors with the interests of shareowners.  Yet there are ways that such requirements may also undermine good governance:  limiting board service only to those who can afford to purchase shares; or encouraging companies to use stock awards as part or all of director compensation.  In the latter case, unless there are mandatory holding requirements, or other stipulations that help to assure that director and shareowner incentives are indeed aligned, awards of stock as compensation can create conflicts of interest where board members may make decisions for personal gain rather than for the benefit of shareowners.  Thus, in some circumstances director stock ownership requirements may be beneficial and in others detrimental to the creation of long-term shareowner value.

The Fund advisor will examine and vote on a case-by-case basis proposals requiring that corporate directors own shares in the company.

The Fund advisor will oppose excessive awards of stock or stock options to directors.

Selection of Auditor and Audit Committee Chair

Annual election of the outside auditors is standard practice.  While it is recognized that the company is in the best position to evaluate the competence of the outside auditors, we believe that outside auditors must ultimately be accountable to shareowners.   A report released by the Blue Ribbon Commission on Improving the Effectiveness of Corporate Audit Committees, in conjunction with the NYSE and the National Association of Securities Dealers, concluded that audit committees must improve their current level of oversight of independent accountants.  Given recent examples of accounting irregularities that audit panels and auditors failed to detect, in Calvert’s view shareowner ratification of independent auditors is an essential step toward restoring investor confidence.

Many of the accounting irregularities in recent years stem from two causes: conflicts of interest, often arising when certain non-audit fees are far more lucrative to the audit firms than the contracts for independent corporate audits; and misstatement of earnings (e.g., use of one-time charges, off-balance-sheet entities or utilizing unrealistic projections of portfolio returns as a justifications for underfunding company pension plans and overstating earnings).

The Fund advisor will ordinarily oppose proposals seeking ratification of the auditor when fees for non-audit consulting services exceed audit fees, or in any other case where the advisor determines that the independence of the auditor may be compromised.

The Fund advisor will ordinarily oppose proposals seeking ratification of the audit committee chair if the audit committee recommends an auditor whose non-audit consulting services exceed audit fees, or in any other case where the advisor determines that the independence of the auditor may be compromised.

The Fund advisor will otherwise vote on a case-by-case basis proposals seeking ratification of the audit committee chair, and may oppose ratification when the advisor believes the company has used overly aggressive or other unrealistic assumptions in financial reporting that overstate or otherwise distort its earnings from ongoing operations.

Charter and By-Laws

There may be proposals involving changes to corporate charters or by-laws that are not otherwise addressed in or anticipated by these Guidelines.

The Fund advisor will examine and vote on a case-by-case basis proposals to amend or change corporate charter or bylaws, and may support such proposals if they are deemed consistent with shareholders’ best interests and the principles of sound governance and overall corporate social responsibility underlying these Guidelines.

Expensing of Stock Options

The treatment of stock options in corporate financial reporting has been a subject of much debate in recent years.  The majority of companies that make extensive use of stock options—particularly when used as a key component of executive compensation—take no charge on their financial statements for issuance of such options.  Yet with the rapid growth of executive stock options as a major source of executive compensation, there have been renewed calls for revision of current accounting standards that allow companies to choose between recording fair value or intrinsic value of those options.  It is likely that companies will be required to expense stock options sometime in the near future. Until that time, it remains Calvert’s view that the expensing of stock options gives shareholders valuable additional information about companies’ financial performance, and should therefore be encouraged.

The Fund advisor will ordinarily support proposals requesting that companies expense stock options.

B.       Executive and Employee Compensation

In 1980, CEO compensation was 42 times greater than the average worker; by 2000, CEOs were paid 600 times more than their average employees.  According to the AFL-CIO, if the rate of growth of executive compensation were to continue, the average CEO's salary would equal that of about 150,000 American factory workers in the year 2050.  “The size of CEO compensation is simply out of hand.”  Business Week, 04/22/02.

The problem is not limited to CEOs.  Excessive executive compensation has become a widespread problem throughout American industry.  In too many situations, corporate executives are essentially insured against downside risk while enjoying a disproportionate share of upside gain.  The significant increase in the use of stock options for executive compensation that began in the 1990s also created strong incentives for executives to use their insider knowledge for short-term personal gain, and to increase the value of their options by, in many cases, concealment or selective disclosure of material information.

Executive risks and rewards need to be better aligned with those of employees, shareowners and the long-term performance of the corporation.  Prosperity should be shared broadly within a company, as should the downside risk of share ownership.

Executive compensation packages should also be transparent and shareowners should have the right and responsibility to vote on major stock option and other incentive plans.  Stock option plans transfer significant amounts of wealth from shareowners to highly paid executives and directors.  Reasonable limits must be set on dilution caused by such plans, which should be designed to provide incentives as opposed to risk-free rewards.

Disclosure of CEO, Executive, Board and Management Compensation

The Fund advisor will ordinarily support proposals requesting companies to disclose the compensation--including salaries, option awards, bonuses, and restricted stock grants--of top management and the Board of Directors.

Compensation for CEO, Executive, Board and Management

The Fund advisor will oppose executive compensation proposals if we determine that the compensation does not reflect the financial, economic and social circumstances of the company (i.e. during times of financial strains or underperformance).

Formation and Independence of Compensation Review Committee

The Fund advisor will support proposals requesting the formation of a committee of independent directors to regularly review and examine executive compensation.

Stock Options for Board and Executives

During the 1990s, the use of stock options in executive compensation soared.  While the stock market was gaining, few investors complained.  Yet after the fall of the market, executive compensation, and the use of option-based compensation in particular, continued to increase at levels that seemed disconnected from the change in companies’ financial fortunes.  Many investors began to question whether stock option grants to senior executives were serving their intended function: of aligning the interests of company management with those of shareowners.  Boards are beginning to scrutinize executive compensation more carefully, but there are still many companies whose executive compensation seems disconnected from the actual performance of the corporation and creation of shareowner value.   Many boards continue to approve option re-pricing packages that allow executives to avoid downside risk and exercise options at favorable prices, further weakening the alignment between management interests and shareowner interests.  Re-pricing can, in some cases, serve to strengthen the alignment; for example, when options are offered broadly to middle managers and employees as well as top executives, or when re-pricing reduces potential dilution.

The Fund advisor will ordinarily oppose proposals to approve stock option plans in which the dilutive effect exceeds 10 percent of share value, or, for companies with small market capitalization, 15 percent of share value.  Option grants that exceed these thresholds will be examined and voted on a case-by-case basis to evaluate whether there are valid business reasons for the grants.

The Fund advisor will ordinarily oppose proposals to approve stock option plans that contain provisions for automatic re-pricing, unless such plans contain provisions to limit unrestricted resale of shares purchased with re-priced options.

The Fund advisor will examine and vote on a case-by-case basis proposals for re-pricing of underwater options.

The Fund advisor will ordinarily oppose proposals to approve stock option plans that have option exercise prices below the market price on the day of the grant.

The Fund advisor will ordinarily support proposals requiring that all option plans and option re-pricing must be submitted for shareholder approval.

The Fund advisor will ordinarily oppose proposals to approve stock option plans with “evergreen” features, reserving a specified percentage of stock for award each year with no termination date.

The Fund advisor will ordinarily support proposals to approve stock option plans for outside directors subject to the same constraints previously described.

Employee Stock Ownership Plan (ESOPs)

The Fund advisor will support proposals to approve ESOPs created to promote active employee ownership (e.g., those that pass through voting rights on all matters to a trustee or fiduciary who is independent from company management).    The Fund advisor will oppose any ESOP whose primary purpose is to prevent a corporate takeover.

Pay Equity

The Fund advisor will support proposals requesting that management provide a pay equity report.

Ratio Between CEO and Worker Pay

The Fund advisor will support proposals requesting that management report on the ratio between CEO and employee compensation.

The Fund advisor will examine and vote on a case-by-case basis proposals requesting management to set a maximum ratio between CEO and employee compensation and/or a cap on CEO compensation.

Executive Compensation Tie to Non-Financial Performance

The Fund advisor will support proposals asking companies to review their executive compensation as it links to non-financial performance such as diversity, labor and human rights, environment, community relations, and other social issues.

Shareowner Access to Proxy

Equal access proposals ask companies to give shareowners access to proxy materials to state their views on contested issues, including director nominations. In some cases, such proposals allow shareowners holding a certain percentage of shares to nominate directors.  There is no reason why management should be allowed to nominate directors while shareowners – whom directors are supposed to represent – are deprived of the same right.    At the same time, we recognize the countervailing argument that shareowners should not interfere with the ordinary business prerogatives of management.  On balance, however, we support the view that shareowners should be granted access to the proxy ballot in the nomination of directors.

The Fund advisor will ordinarily support proposals for shareowner access to the proxy ballot.

Golden Parachutes

Golden parachutes are compensation agreements that provide for severance payments to top executives who are terminated or demoted pursuant to a takeover or other change in control. Companies argue that such provisions are necessary to keep executives from "jumping ship" during potential takeover attempts.  While Calvert recognizes the merits of this argument, golden parachutes often impede takeover attempts that we believe shareowners have the right and the responsibility to consider.

The Fund advisor will support proposals providing shareowners the right to ratify adoption of golden parachute agreements.

The Fund advisor will examine and vote s on a case-by-case basis golden parachute contracts, based upon an evaluation of the particular golden parachute itself and taking into consideration total management compensation, the employees covered by the plan, quality of management, size of the payout and any leveraged buyout or takeover restrictions.

The Fund adviser will oppose the election of directors who vote to approve golden parachutes that are not ratified by shareowners.

C.       Mergers, Acquisitions, Spin-offs, and Other Corporate Restructuring

Mergers and acquisitions frequently raise significant issues of corporate strategy, and as such should be considered very carefully by shareowners.  Mergers, in particular, may have the effect of profoundly changing corporate governance, for better or worse, as two corporations with different cultures, traditions, and strategies become one.

Considering the Non-Financial Effects of a Merger Proposal

Such proposals allow or require the board to consider the impact of merger decisions on various stakeholders, including employees, communities of place or interest, customers, and business partners, and give the board the right to reject a tender offer on the grounds that it would adversely affect the company's stakeholders.

The Fund advisor will support proposals that consider non-financial impacts of mergers.

The Fund advisor will examine and vote on a case-by-case basis all merger and acquisition proposals, and will support those that offer value to shareowners while protecting or improving the company’s social and environmental performance.

The Fund advisor will ordinarily oppose proposals for corporate acquisition, takeover, restructuring plans that include significant new takeover defenses, or that merge a non-nuclear and a nuclear utility, or that pose other potential financial, social, or environmental risks or liabilities.

Poison Pills

Poison pills (or shareowner rights plans) are triggered by an unwanted takeover attempt and cause a variety of events to occur which may make the company financially less attractive to the suitor. Typically, directors have enacted these plans without shareowner approval. Most poison pill resolutions deal with shareowner ratification of poison pills or repealing them altogether.

The Fund advisor will support proposals calling for shareowner approval of poison pills or shareholder rights plans.

The Fund advisor will ordinarily oppose poison pills or shareowner rights plans unless management is able to present a convincing case for a particular plan that does not significantly compromise shareowner rights or interests, or environmental and social performance.

Greenmail

Greenmail is the premium a takeover target firm offers to a corporate raider in exchange for the raider’s shares.  This usually means that the bidder’s shares are purchased at a price higher than market price, discriminating against other shareowner.

The Fund advisor will ordinarily support anti-greenmail provisions and oppose the payment of greenmail.

Opt-Out of State Anti-takeover Law

Several states have enacted anti-takeover statutes to protect companies against hostile takeovers.  In some, directors or shareowners are required to opt in for such provisions to be operational; in others, directors or shareowners may opt out.   Hostile takeovers come in many forms.  Some offer advantages to shareowners by replacing current management with more effective management.  Others do not.  Shareowners of both the acquirer and the target firms stand to lose or gain significantly, depending on the terms of the takeover, the strategic attributes of the takeover, and the price and method of acquisition.  In general, shareowners should have the right to consider all potential takeovers, hostile or not, and vote their shares based on their assessment of the particular offer.

The Fund advisor will ordinarily support proposals for bylaw changes allowing a company to opt out of state anti-takeover laws and will oppose proposals requiring companies to opt into state anti-takeover statutes.

  CORPORATE SOCIAL RESPONSIBILITY

A.  Sustainability Reporting

The global economy of the 21st century must find ways to fashion a new model of wealth creation that raises living standards (particularly in the developing world) while preserving and protecting fragile ecosystems and vital resources that did not factor into previous economic models.  In response to this new imperative, the notion of sustainability (or sustainable development) has emerged as a core theme of public policy and organizational strategy.  Corporations are being asked to play a larger role in addressing economic, environmental and social issues, and are subject to rising expectations.  As companies strive to translate the concept of sustainability into practice and measure their performance, this has created a growing demand for broadly accepted sustainability performance indicators and reporting guidelines.  There are many forms of sustainability reporting, with one of the most comprehensive systems being the Global Reporting Initiative (GRI) reporting protocols.

The Fund Advisor will ordinarily supportproposals asking companies to prepare sustainability reports, including publishing annual reports in accordance with the Global Reporting Initiative (GRI) or other reasonable international codes of conduct or reporting models.

The Fund advisor will ordinarily support proposals requesting that companies conduct social and/or environmental audits of their performance.

B.  Environment

All corporations have an impact on the environment. A company's environmental policies and performance can have a substantial effect on the firm's financial performance. We expect management to take all reasonable steps to reduce negative environmental impacts and a company’s overall environmental footprint.

The Fund Advisor will ordinarily support proposals to reduce negative environmental impacts and a company’s overall environmental footprint, including any threats to biodiversity in ecologically sensitive areas.

The Fund advisor will ordinarily support proposals asking companies to report on their environmental practices, policies and impacts, including environmental damage and health risks resulting from their operations, and the impact of environmental liabilities on shareowner value.

The Fund advisor will ordinarily support proposals asking companies to prepare a comprehensive report on recycling efforts, to increase recycling efforts, or to adopt a formal recycling policy.

CERES Principles and Sustainability Reporting

The Coalition for Environmentally Responsible Economies (CERES), a coalition comprised of social investors and environmental organizations, has developed an environmental corporate code of conduct.  The CERES Principles ask corporations to conduct environmental audits of their operations, establish environmental management practices, assume responsibility for damage they cause to the environment and take other leadership initiatives on the environment.  Shareholder resolutions are frequently introduced asking companies to: 1) become signatories of the CERES Principles; or 2) produce a report addressing management’s response to each of the points raised in the CERES Principles.

The Fund advisor will support proposals requesting that a company become a signatory to the CERES Principles.

Climate Change/Global Warming

  The current worldwide scientific consensus, according to the Intergovernmental Panel on Climate Change (IPCC), is that the earth’s temperature is warming; that most of the warming observed over the last 50 years is likely the result of human activities that emit greenhouse gases into the atmosphere, particularly carbon dioxide (CO2); and that the earth’s temperature will rise between 2.5 and 10.5 degrees Fahrenheit over the next century unless there is a dramatic (60 to 80 percent) reduction in CO2 emissions.  Failure to address this developing ecological catastrophe will likely mean rising sea levels, melting polar ice caps, coastal erosion, increasingly dramatic storms, floods and other natural disasters, as well as accelerating species losses and habitat extinctions.

Shareholder initiatives on climate change have focused on companies that contribute significantly to global warming—including oil and mining companies, utilities, and automobile manufacturers.  Increasingly, corporations in a wider variety of industries are facing shareowner proposals on climate change as well, as shareowners recognize that companies can take cost-effective—and often cost-saving—steps to reduce energy use that contributes to climate change.  Initiatives have included proposals requesting companies to disclose information about their impact on climate change, to set targets for reduction in greenhouse gas emissions, to increase energy efficiency, and to substitute some forms of renewable energy resources for fossil fuels.

The Fund advisor will support proposals requesting that companies disclose information on greenhouse gas emissions or take specific actions, at reasonable cost, to mitigate climate change, including reducing greenhouse gas emissions and developing and using renewable or other less-polluting energy sources.

Environmental Justice

Quite often, corporate activities that damage the environment have a disproportional impact on poor people, people of color, indigenous peoples and other marginalized groups.  For example, companies will sometimes locate environmentally damaging operations in poor communities, or in developing countries where poor or indigenous people have little or no voice in political and economic affairs.

The Fund advisor will ordinarily support proposals asking companies to report on whether environmental and health risks posed by their activities fall disproportionately on any one group or groups, and to take action to reduce those risks at reasonable cost to the company.

The Fund advisor will ordinarily support proposals asking companies to respect the rights of local and indigenous communities to participate in decisions affecting their local environment.

Workplace Issues

Labor Relations

Companies’ treatment of their workers can have a pervasive effect on the performance of the enterprise, as well as on the communities and societies where such companies operate.  Calvert believes that well-governed, responsible corporations treat workers fairly in all locations, and avoid exploitation of poor or marginalized people.  Shareowner resolutions are sometimes filed asking companies to develop codes of conduct that address labor relations issues, including use of child labor, forced labor, safe working conditions, fair wages and the right to organize and bargain collectively.

The Fund advisor will ordinarily support proposals requesting companies to adopt, report on, and agree to independent monitoring of codes of conduct addressing global labor and human rights practices.

The Fund advisor will ordinarily support proposals requesting that companies avoid exploitative labor practices, including child labor and forced labor.

The Fund advisor will ordinarily support proposals requesting that companies commit to providing safe workplaces.

Vendor/Supplier Standards

Special attention has been focused on companies that use offshore vendors to manufacture or supply products for resale in the United States.  While many offshore vendors have satisfactory workplace practices, there have also been many instances of abuse, including forced overtime, use of child labor and other “sweatshop” practices.  Shareowner resolutions are sometimes filed asking companies to adopt codes of conduct regarding vendor/supplier labor practices, to report on compliance with such codes, and to support independent third party monitoring of compliance.  At the heart of these proposals is the belief that corporations that operate globally have both the power and the responsibility to curtail abusive labor practices on the part of their suppliers and vendors.

The Fund advisor will ordinarily support proposals requesting that companies adopt codes of conduct and other vendor/supplier standards requiring that foreign suppliers and licensees comply with all applicable laws and/or international standards (such as the ILO’s core labor standards) regarding wages, benefits, working conditions, including laws and standards regarding discrimination, child labor and forced labor, worker health and safety, freedom of association and other rights.  This support includes proposals requesting compliance with vendor codes of conduct, compliance reporting, and third party monitoring or verification.

Diversity and Equal Employment Opportunity

Women and minorities have long been subject to discrimination in the workplace - denied access to jobs, promotions, benefits and other entitlements on account of race or gender.  Women and minorities are still significantly underrepresented in the ranks of management and other high-income positions, and overrepresented in the more poorly-paid categories, including office and clerical workers and service workers.  Shareowner resolutions are sometimes filed asking companies to report on their efforts to meet or exceed federal EEO mandates. Typically, such reporting involves little additional cost to the corporation since most, if not all, of the data is already gathered to meet government-reporting requirements (all firms with more than 100 employees, or federal contractors with more than 50 employees, must file EEO-1 reports with the Equal Employment Opportunity Commission).  Shareowner resolutions have also been filed asking companies to extend non-discrimination policies to gay and lesbian employees.

The Fund advisor will ordinarily support proposals asking companies to report on efforts to comply with federal EEO mandates.

The Fund advisor will support proposals asking companies to report on their progress in meeting the recommendations of the Glass Ceiling Commission and to eliminate all vestiges of "glass ceilings" for women and minority employees.

The Fund advisor will ordinarily support proposals asking companies to include language in EEO statements specifically barring discrimination on the basis of sexual orientation, and to report on company initiatives to create a workplace free of discrimination on the basis of sexual orientation.

The Fund advisor will support proposals seeking more careful consideration of the use of racial, gender, or other stereotypes in advertising campaigns, including preparation of a report at reasonable cost to the company.

Plant Closings

Federal law requires 60 days advance notice of major plant closings or layoffs.  Beyond such notice, however, many corporations provide very little in the way of support for workers losing jobs through layoffs or downsizing.  The way a company treats employees that are laid off often has a substantial impact on the morale and productivity of those that remain employed.  Programs aimed at assisting displaced workers are helpful both to those displaced and to the company’s ability to recover from market downturns or other setbacks resulting in layoffs or plant closings.

The Fund advisor will ordinarily support resolutions asking companies to create or expand upon relocation programs for displaced workers.

D.       Product Safety and Impact

Many companies’ products have significant impacts on consumers, communities and society at large, and these impacts may expose companies to reputational or brand risks.  Responsible, well-governed companies should be aware of these potential risks and take proactive steps to manage them.  Shareowner proposals that ask companies to evaluate certain impacts of their products, or to provide full disclosure of the nature of those products, can be harbingers of potential risks that companies may face if they fail to act.  For example, several shareowner proposals have been filed requesting that food and beverage manufacturers label all foods containing genetically modified organisms (GMOs); other proposals have requested that companies report on the health or psychological impacts of their products.

The Fund advisor will review on a case-by-casebasis proposals requesting that companies report on the impacts of their products on society, and will ordinarily support such proposals when the requests can be fulfilled at reasonable cost to the company, or when potential reputational or brand risks are substantial.

The Fund advisor will ordinarily supportproposals requesting that companies disclose the contents or attributes of their products to potential consumers.

Animal Welfare

Shareowner resolutions are sometimes filed with firms who engage in animal testing for the purposes of determining product efficacy or assuring consumer product safety.

The Fund advisor will ordinarily support proposals seeking information on a company's animal testing practices, or requesting that management develop cost-effective alternatives to animal testing.

The Fund advisor will ordinarily support proposals calling for consumer product companies to reduce or eliminate animal testing or the suffering of animal test subjects.

The Fund advisor will examine and vote on a case-by-case basis proposals calling for pharmaceutical or medical products firms to reduce animal testing or the suffering of animal test subjects.

Tobacco

Shareowner resolutions are sometimes filed with insurance and health care companies asking them to report on the appropriateness of investments in the tobacco industry, and on the impact of smoking on benefit payments for death, disease and property loss.

The Fund advisor will ordinarily support resolutions asking companies not to invest in the stocks of tobacco companies.

The Fund advisor will ordinarily support resolutions asking companies to research the impact of ceasing business transactions with the tobacco industry. .

E.       International Operations and Human Rights

Global corporations often do business in countries lacking adequate legal or regulatory structures protecting workers, consumers, communities and the environment, or where lax enforcement renders existing laws ineffective.  Many companies have sought to lower costs by transferring operations to less regulated areas, or to low-wage areas.  Such activity is not always exploitative, but it can be.  In the past, transgressions of human rights in offshore operations was not well known or reported, but increasingly, company operations in countries with substandard labor or human rights records has come under much greater scrutiny.  The adverse publicity associated with allegations of sweatshop practices or other human rights abuses can also pose substantial brand or reputational risks for companies.

Many of the shareowner resolutions filed on international operations and human rights focus on specific countries or specific issues within them.  For example, shareowners have in the past asked companies to commit themselves to uphold the South African Council of Churches Code of Conduct for corporations doing business in South Africa; or to report on or comply with the MacBride Principles aimed at eliminating religious discrimination in Northern Ireland.  In other cases, resolutions have requested that companies report on operations, or cease operations, in particular nations with repressive regimes or a history of human rights and labor abuses, such as Tibet, China, Indonesia, Nigeria, or Burma.  In some cases, resolutions may oppose all company operations in a particular country; in others, the resolutions seek to limit particular industries or practices that are particularly egregious.

The Fund advisor will ordinarily support proposals requesting that companies develop human rights codes of conduct and periodic reporting on operations in countries with repressive regimes.

The Fund advisor will ordinarily support proposals requesting that companies adopt or support reasonable third-party codes of conduct or principles addressing human rights and discrimination.

The Fund advisor will ordinarily support proposals requesting that companies develop policies and protocols to eliminate bribery and corruption.

Unauthorized Images

Some domestic corporations use images in their advertising or brands that are offensive to certain cultures, or that may perpetuate racism and bigotry.  For instance, some companies use Native American symbols and imagery to advertise and market commercial products, including sports franchises.   Others have used images or caricatures of African Americans, Jews, Latinos, or other minority or indigenous groups in ways that are objectionable to members of such groups.

The Fund advisor will support proposals asking companies to avoid the unauthorized use of images of racial, ethnic, or indigenous groups in the promotion of their products.

Bank Lending in Developing Countries

Shareowner resolutions are sometimes filed calling on banks and other international lending institutions to adopt lending policies that provide social, economic and environmental benefits to developing nations.  In some cases, developing nations are not in a position to repay these loans, owing to economic or fiscal crises.  As creditors, the banks have often insisted on belt-tightening and other restructuring measures that can result in high inflation, rising unemployment and social instability.  Some advocates have argued for the forgiveness of such loans in order to promote social and economic gains for millions of citizens in developing nations.  Forgiveness, however, may also result in unacceptable loss to lending institutions and their shareowners.  Proposals calling for debt forgiveness to developing countries may have some merit, if there is a reasonable prospect that, with forgiveness, the countries can rebuild economic security and fiscal control, and such forgiveness would not greatly impair the finances of the lending institutions.

The Fund advisor will examine and vote on a case-by-case basis proposals calling on banks to forgive loans made to developing countries.

Mexican Maquiladora Operations

Shareholder resolutions are sometimes filed calling on companies to report on their operating practices in maquiladora plants located in Mexico near the United States border, or companies that have moved operations to countries in the Caribbean or Central America under U.S. government-sponsored programs to promote trade and economic development in the hemisphere. Companies have located in this region to take advantage of lower labor costs and fewer environmental and other regulations. There have, however, been numerous cases of abuse of the human rights of employees and compromises of the environmental integrity of communities.

The Fund advisor will ordinarily support proposals calling for reports on treatment of workers and protection of human rights in operations in maquiladoras or other Latin American or Caribbean operations.

The Fund advisor will ordinarily support proposals calling for greater pay equity and fair treatment of workers, improved environmental practices, and stronger community support in maquiladora or other offshore operations.

Access to Pharmaceuticals

The cost of medicine is a serious issue throughout the world.  In the United States, many citizens lack health insurance and many more lack a prescription drug benefit under Medicare or private insurance programs.  In Africa and in many other parts of the developing world, millions of people have already died from the AIDS virus and tens of millions more are infected.  Medications to treat AIDS, malaria, tuberculosis and other diseases are often so costly as to be out of reach of most of those affected.  Shareowner resolutions are sometimes filed asking pharmaceutical companies to take steps to make drugs more accessible and affordable to victims of pandemic or epidemic disease.

The Fund advisor will ordinarily support proposals asking pharmaceutical companies to take steps to make drugs more affordable and accessible for the treatment of HIV AIDS, malaria, tuberculosis and other serious diseases affecting poor countries or populations.

The Fund advisor will ordinarily support proposals asking companies with operations in heavily infected areas such as Africa to ensure that their workforces receive appropriate access to counseling or healthcare advice, health care coverage, or access to treatment.

F.       Indigenous Peoples’ Rights

Cultural Rights of Indigenous Peoples

The survival, security and human rights of millions of indigenous peoples around the world are increasingly threatened.  Efforts to extract or develop natural resources in areas populated by indigenous peoples often threaten their lives and cultures, as well as their natural environments.

The Fund advisor will support proposals requesting that companies respect the rights of and negotiate fairly with indigenous peoples, develop codes of conduct dealing with treatment of indigenous peoples, and avoid exploitation and destruction of their natural resources and ecology.

G.       Weapons Contracting

Weapons/Military Conversion

Shareowner resolutions will sometimes be filed with companies with significant military contracts, asking them to report on future plans to diversify or convert to the production of civilian goods and services.

The Fund advisor will ordinarily support proposals calling for reports on the scale and character of military sales or conversion of military production or technology to civilian purposes.

H.       Community

Equal Credit Opportunity

Access to capital is essential to full participation and opportunity in our society.  The Equal Credit Opportunity Act (ECOA) prohibits lenders from discriminating with regard to race, religion, national origin, sex, age, etc.  Shareowner resolutions are sometimes filed requesting: (1) reports on lending practices in low/moderate income or minority areas and on steps to remedy mortgage lending discrimination; (2) the development of fair lending policies that would assure access to credit for major disadvantaged groups and require reports to shareowners on the implementation of such policies; and (3) the application of Equal Credit Opportunity Act standards by non-financial corporations to their financial subsidiaries.

The Fund advisor will ordinarily support proposals requesting increased disclosure on ECOA and stronger policies and programs regarding compliance with ECOA.

Redlining

Redlining is the systematic denial of services to people within a geographic area based on their economic or racial/ethnic profile.  The term originated in banking, but the same practice can occur in many businesses, including insurance and supermarkets.  Shareowner resolutions are sometimes filed asking companies to assess their lending practices or other business operations with respect to serving communities of color or the poor, and develop policies to avoid redlining.

The Fund advisor will support proposals to develop and implement policies dealing with fair lending and housing, or other nondiscriminatory business practices.

Predatory Lending

Sub-prime lenders charge notably high interest rates on consumer, life insurance, and home mortgage loans.  These lenders can engage in abusive business practices that take advantage of the elderly or the economically disadvantaged.  This includes charging excessive fees, making loans to those unable to make interest payments and steering customers selectively to products with higher than prevailing interest rates.  Shareowner resolutions are sometimes filed asking for the development of policies to prevent predatory lending practices.

The Fund advisor will support proposals calling on companies to address and eliminate predatory lending practices.

Insurance Companies and Economically Targeted Investments

Economically targeted investments (ETIs) are loans made to low-to-moderate income communities or individuals to foster and promote, among other things, small businesses and farms, affordable housing and community development banks and credit unions.  At present, insurance companies put less than one-tenth of one percent of their more than $1.9 trillion in assets into ETIs.  Shareowner resolutions are sometimes filed asking for reports outlining how insurers could implement an ETI program.

The Fund advisor will support proposals encouraging adoption of or participation in economically targeted investment programs that can be implemented at reasonable cost.

I.        Political Action Committees and Political Partisanship

Shareholders have a right to know how corporate assets are being spent in furtherance of political campaigns, social causes or government lobbying activities.  Although companies are already required to make such disclosures pursuant to federal and state law, such information is often not readily available to investors and shareowners.  Moreover, corporate lobbying activities and political contributions may at times be inconsistent with or actually undermine shareholder and stakeholder interests that companies are otherwise responsible to protect.

The Fund advisor will ordinarily support resolutions asking companies to disclose political contributions made either directly or through political action committees.

The Fund advisor will ordinarily support resolutions asking companies to disclose the magnitude and character of public policy lobbying activities.

The Fund advisor will ordinarily support resolutions requesting that companies discontinue lobbying or political contributions that are inconsistent with shareholder or other stakeholder interests, including efforts to weaken policies that protect workers, communities, the environment, public safety, or any of the other principles embodied in these Proxy Voting Guidelines.

J.       Other Issues

All social issues that are not covered in these guidelines are delegated to the Fund’s advisor to vote in accordance with the Fund’s specific social criteria.  In addition to actions taken pursuant to the fund’s Conflict of Interest Policy, Calvert Social Research Department (“CSRD”) will report to the Boards on issues not covered by these guidelines as they arise.

III.      CONFLICT OF INTEREST POLICY

All Calvert Funds strictly adhere to the proxy voting guidelines detailed above in Sections I and II, above.

Thus, generally, adherence to the Proxy Voting Guidelines will leave little opportunity for a material conflict of interest to emerge between any of the Funds, on the one hand, and the Fund’s investment advisor, sub-advisor, principal underwriter, or an affiliated person of the Fund, on the other hand.

Nonetheless, upon the occurrence of the exercise of voting discretion where there is a variance in the vote from the Proxy Voting Guidelines, which could lend itself to a potential conflict between these interests, a meeting of the Audit Committee of the Fund that holds that security will be immediately convened to determine how the proxy should be voted.

Adopted September 2000.

Revised September 2002.

Revised June 2003.

appendix B

LETTER OF INTENT

Date

Calvert Distributors, Inc.

4550 Montgomery Avenue

Bethesda, MD 20814

Ladies and Gentlemen:

         By signing this Letter of Intent, or affirmatively marking the Letter of Intent option on my Fund Account Application Form, I agree to be bound by the terms and conditions applicable to Letters of Intent appearing in the Prospectus and the Statement of Additional Information for the Fund and the provisions described below as they may be amended from time to time by the Fund. Such amendments will apply automatically to existing Letters of Intent.

         I intend to invest in the shares of:_____________________ (Fund name) during the thirteen (13) month period from the date of my first purchase pursuant to this Letter (which cannot be more than ninety (90) days prior to the date of this Letter or my Fund Account Application Form, whichever is applicable), an aggregate amount (excluding any reinvestments of distributions) of at least fifty thousand dollars ($50,000) which, together with my current holdings of the Fund (at public offering price on date of this Letter or my Fund Account Application Form, whichever is applicable), will equal or exceed the amount checked below:

         __ $50,000 __ $100,000 __ $250,000 __ $500,000 __ $1,000,000

         Subject to the conditions specified below, including the terms of escrow, to which I hereby agree, each purchase occurring after the date of this Letter will be made at the public offering price applicable to a single transaction of the dollar amount specified above, as described in the Fund's prospectus. "Fund" in this Letter of Intent shall refer to the Fund. No portion of the sales charge imposed on purchases made prior to the date of this Letter will be refunded.

         I am making no commitment to purchase shares, but if my purchases within thirteen months from the date of my first purchase do not aggregate the minimum amount specified above, I will pay the increased amount of sales charges prescribed in the terms of escrow described below. I understand that 5% of the minimum dollar amount specified above will be held in escrow in the form of shares (computed to the nearest full share). These shares will be held subject to the terms of escrow described below.

         From the initial purchase (or subsequent purchases if necessary), 5% of the dollar amount specified in this Letter shall be held in escrow in shares of the Fund by the Fund's transfer agent. For example, if the minimum amount specified under the Letter is $50,000, the escrow shall be shares valued in the amount of $2,500 (computed at the public offering price adjusted for a $50,000 purchase). All dividends and any capital gains distribution on the escrowed shares will be credited to my account.

         If the total minimum investment specified under the Letter is completed within a thirteen-month period, escrowed shares will be promptly released to me. However, shares disposed of prior to completion of the purchase requirement under the Letter will be deducted from the amount required to complete the investment commitment.

         Upon expiration of this Letter, the total purchases pursuant to the Letter are less than the amount specified in the Letter as the intended aggregate purchases, Calvert Distributors, Inc. ("CDI") will bill me for an amount equal to the difference between the lower load I paid and the dollar amount of sales charges which I would have paid if the total amount purchased had been made at a single time. If not paid by the investor within 20 days, CDI will debit the difference from my account. Full shares, if any, remaining in escrow after the aforementioned adjustment will be released and, upon request, remitted to me.

         I irrevocably constitute and appoint CDI as my attorney-in-fact, with full power of substitution, to surrender for redemption any or all escrowed shares on the books of the Fund. This power of attorney is coupled with an interest.

         The commission allowed by CDI to the broker-dealer named herein shall be at the rate applicable to the minimum amount of my specified intended purchases.

         The Letter may be revised upward by me at any time during the thirteen-month period, and such a revision will be treated as a new Letter, except that the thirteen-month period during which the purchase must be made will remain unchanged and there will be no retroactive reduction of the sales charges paid on prior purchases.

         In determining the total amount of purchases made hereunder, shares disposed of prior to termination of this Letter will be deducted. My broker-dealer shall refer to this Letter of Intent in placing any future purchase orders for me while this Letter is in effect.

Dealer Name of Investor(s)

By
Authorized Signer Address

Date Signature of Investor(s)

Date Signature of Investor(s)


PART C. OTHER INFORMATION

Item 23. Exhibits

99B.1  Articles of Incorporation incorporated by reference to Registrant's Post-Effective Amendment No. 13, January 28, 2000, accession number 0000884110-00-000001.

99B.2  By-Laws incorporated by reference to Registrant's Post-Effective Amendment No. 13, January 28, 2000, accession number 0000884110-00-000001.

99.B5  Investment Advisory Agreement (CAMCO) incorporated by reference to Registrant's Post-Effective Amendment No. 13, January 28, 2000, accession number 0000884110-00-000001.

99.B5.b         Investment Sub-Advisory Contract (Brown Capital Management, Inc.) incorporated by reference to Registrant's Post-Effective Amendment No. 13, January 28, 2000, accession number 0000884110-00-000001.

99.B5.c         Investment Sub-Advisory Contract (GMO & CO. LLC) incorporated by reference to Registrant's Post-Effective Amendment No. 16, January 30, 2003, accession number 0000884110-03-000001.

99.B6  Underwriting Agreement incorporated by reference to Registrant's Post-Effective Amendment No. 13, January 28, 2000, accession number 0000884110-00-000001.

99.B7  Deferred Compensation Agreement incorporated by reference to Registrant's Post-Effective Amendment No. 13, January 28, 2000, accession number 0000884110-00-000001.

99.B8. Custodial Contract incorporated by reference to Registrant's Post-Effective Amendment No. 14, January 31, 2001, accession number 0000884110-01-000001.

99.B9  Transfer Agency Agreement and Service Agreement, incorporated by reference to Registrant's Post-Effective Amendment No. 13, January 28, 2000, accession number 0000884110-00-000001.

99.B9a Servicing Agreement incorporated by reference to Registrant's Post-Effective Amendment No. 13, January 28, 2000, accession number 0000884110-00-000001.

99.B9.b.        Administrative Services Agreement incorporated by reference to Registrant's Post-Effective Amendment No. 13, January 28, 2000, accession number 0000884110-00-000001.

99.B10 Opinion and Consent of Counsel filed herewith.

99.B11.         Consent of Independent Auditors to use of Report filed herewith.

99.B15 Plan of Distribution incorporated by reference to Registrant's Post-Effective Amendment No. 13, January 28, 2000, accession number 0000884110-00-000001.

99.B17.a       Multiple-class plan pursuant to Investment Company Act of 1940 Rule 18f-3 incorporated by reference to Registrant's Post-Effective Amendment No. 13, January 28, 2000, accession number 0000884110-00-000001.

99.B17.b       Power of Attorney Forms signed by each Director/Trustee incorporated by reference to Registrant's Post-Effective Amendment No. 16, January 30, 2003, accession number 0000884110-03-000001.

99.B18.a       Code of Ethics for Advisor (CAMCO) filed herewith.

99.B18.c        Code of Ethics for Sub-Adviser (Brown Capital Management, Inc.) filed herewith.

99.B18.d       Code of Ethics for Sub-Adviser (GMO & CO. LLC) filed herewith.

Item 24.        Persons Controlled by or Under Common Control With Registrant

                  Not applicable.

Item 25.       Indemnification

Registrant's By-Laws, Exhibit 2 of this Registration Statement, provides, in summary, that officers and trustees/directors shall be indemnified by Registrant against liabilities and expenses incurred by such persons in connection with actions, suits, or proceedings arising out of their offices or duties of employment, except that no indemnification can be made to such a person if he has been adjudged liable of willful misfeasance, bad faith, gross negligence, or reckless disregard of his duties. In the absence of such an adjudication, the determination of eligibility for indemnification shall be made by independent counsel in a written opinion or by the vote of a majority of a quorum of trustees/directors who are neither "interested persons" of Registrant, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, nor parties to the proceeding.

Registrant may purchase and maintain liability insurance on behalf of any officer, trustee, director, employee or agent against any liabilities arising from such status. In this regard, Registrant will maintain a Trustees/Directors & Officers (Partners) Liability Insurance Policy with Chubb Group of Insurance Companies, 15 Mountain View Road, Warren, New Jersey 07061, providing Registrant with $5 million in trustees/directors and officers liability coverage, plus $5 million in excess trustees/directors and officers liability coverage for the independent trustees/directors only. Registrant also maintains a $10 million Investment Company Blanket Bond issued by ICI Mutual Insurance Company, P.O. Box 730, Burlington, Vermont, 05402. The Fund maintains joint coverage with the other Calvert Group Funds, and for the liability coverage, with the Advisor and its affiliated companies ("Calvert operating companies.") The premium and the coverage are allocated based on a method approved by the disinterested Fund trustees/directors.

Item 26. Business and Other Connections of Investment Adviser

                     Name of Company,

Name                 Principal Business and Address       Capacity

Barbara J. Krumsiek

                     Calvert Variable Series, Inc.        Officer

                     Calvert Municipal Fund, Inc.         and

                     Calvert World Values Fund, Inc.      Director

                      Investment Companies

                     4550 Montgomery Avenue

                     Bethesda, Maryland 20814

                     ----------------

                     First Variable Rate Fund for         Officer

                       Government Income                  and

                     Calvert Tax-Free Reserves            Trustee

                     Calvert Social Investment Fund

                     Calvert Cash Reserves

                     The Calvert Fund

                     Calvert Social Index Series, Inc.

                     Calvert Impact Fund, Inc.

                     Investment Companies

                     4550 Montgomery Avenue

                     Bethesda, Maryland 20814

                     ----------------

                      Calvert Asset Management

                       Co., Inc.                          Officer

                     Investment Advisor                   and

                     4550 Montgomery Avenue               Director

                     Bethesda, Maryland 20814

                     ----------------

                     Calvert Group, Ltd.                 Officer

                     Holding Company                     and

                     4550 Montgomery Avenue              Director

                      Bethesda, Maryland 20814

                     ----------------

                     Calvert Shareholder

                       Services, Inc.                     Officer

                     Transfer Agent                       and

                      4550 Montgomery Avenue               Director

                     Bethesda, Maryland 20814

                     ---------------

                     Calvert Administrative

                       Services Co.                        Officer

                     Service Company                       and

                     4550 Montgomery Avenue                Director

                     Bethesda, Maryland 20814

                     ---------------

                     Calvert Distributors, Inc.            Officer

                     Broker-Dealer                         and

                     4550 Montgomery Avenue                Director

                     Bethesda, Maryland 20814

                     ---------------

Ronald M. Wolfsheimer

                     First Variable Rate Fund              Officer

                       for Government Income

                     Calvert Tax-Free Reserves

                     Calvert Cash Reserves

                     Calvert Social Investment Fund

                     The Calvert Fund

                     Calvert Variable Series, Inc.

                     Calvert Municipal Fund, Inc.

                     Calvert World Values Fund, Inc.

                     Calvert Social Index Series, Inc.

                      Calvert Impact Fund, Inc.

                     Investment Companies

                     4550 Montgomery Avenue

                     Bethesda, Maryland 20814

                     --------------

                     Calvert Asset Management

                       Co., Inc.                          Officer

                     Investment Advisor

                     4550 Montgomery Avenue

                     Bethesda, Maryland 20814

                     ---------------

                     Calvert Group, Ltd.                  Officer

                     Holding Company

                     4550 Montgomery Avenue

                     Bethesda, Maryland 20814

                     ---------------

                     Calvert Shareholder

                        Services, Inc.                     Officer

                     Transfer Agent

                     4550 Montgomery Avenue

                     Bethesda, Maryland 20814

                     ---------------

                     Calvert Administrative

                       Services Co.                       Officer

                     Service Company                      and

                     4550 Montgomery Avenue               Director

                     Bethesda, Maryland 20814

                     ---------------

                     Calvert Distributors, Inc.           Officer

                     Broker-Dealer                        and

                     4550 Montgomery Avenue               Director

                      Bethesda, Maryland 20814

                     ---------------

David R. Rochat

                     First Variable Rate Fund             Officer

                       for Government Income              and

                     Calvert Tax-Free Reserves            Trustee

                     Calvert Cash Reserves

                     The Calvert Fund

                     Investment Companies

                     4550 Montgomery Avenue

                     Bethesda, Maryland 20814

                     ---------------

                     Calvert Municipal Fund, Inc.         Officer

                     Investment Company                   and

                     4550 Montgomery Avenue               Director

                     Bethesda, Maryland 20814

                     ---------------

                     Calvert Asset Management

                       Co., Inc.                          Officer

                     Investment Advisor                   and

                     4550 Montgomery Avenue               Director

                     Bethesda, Maryland 20814

                     ---------------

                     Chelsea Securities, Inc.             Officer

                     Securities Firm                      and

                     Post Office Box 93                   Director

                     Chelsea, Vermont 05038

                     ---------------

                     Grady, Berwald & Co.                 Officer

                     Holding Company                      and

                      43A South Finley Avenue              Director

                     Basking Ridge, NJ 07920

                     ---------------

Charles T. Nason

                     Ameritas Acacia Mutual               Officer and

                       Holding Company                    Director

                     Acacia Life Insurance

                     Insurance Companies

                     7315 Wisconsin Avenue

                     Bethesda, Maryland 20814

                     ---------------

                      Acacia Financial Corporation         Officer

                     Holding Company                      and Director

                     7315 Wisconsin Avenue

                     Bethesda, Maryland 20814

                     ---------------

                     Acacia Federal Savings Bank          Director

                     Savings Bank

                     7600-B Leesburg Pike

                     Falls Church, Virginia 22043

                     ---------------

                     Enterprise Resources, LLC            Director

                     Business Support Services

                     7315 Wisconsin Avenue

                     Bethesda, Maryland 20814

                     ---------------

                     Acacia Realty Square, LLC            Director

                     Realty Investments

                     7315 Wisconsin Avenue

                     Bethesda, Maryland 20814

                     ---------------

                     Calvert Group, Ltd.                  Director

                     Holding Company

                     4550 Montgomery Avenue

                     Bethesda, Maryland 20814

                     ---------------

                     Calvert Administrative

                       Services Co.                       Director

                     Service Company

                     4550 Montgomery Avenue

                     Bethesda, Maryland 20814

                     ---------------

                     Calvert Asset Management

                        Co., Inc.                          Director

                     Investment Advisor

                     4550 Montgomery Avenue

                     Bethesda, Maryland 20814

                     ---------------

                     Calvert Shareholder

                        Services, Inc.                     Director

                     Transfer Agent

                     4550 Montgomery Avenue

                     Bethesda, Maryland 20814

                     ---------------

                     Calvert Social Investment

                       Fund                                Trustee

                     Investment Company

                     4550 Montgomery Avenue

                     Bethesda, Maryland 20814

                     -----------------

                     The Advisors Group, Ltd.             Director

                     Broker-Dealer and

                     Investment Advisor

                     7315 Wisconsin Avenue

                     Bethesda, Maryland 20814

                     ---------------

Robert-John H. Sands

                     Ameritas Acacia Mutual

                       Holding Company                    Officer

                     Acacia Life Insurance

                     Acacia National Life

                       Insurance                          Officer and

                     Insurance Company                    Director

                     7315 Wisconsin Avenue

                     Bethesda, Maryland 20814

                     ----------------

                      Acacia Life Insurance                Officer

                     Insurance Company

                     7315 Wisconsin Avenue

                     Bethesda, Maryland 20814

                     ----------------

                     Acacia Financial Corporation         Officer and

                     Holding Company                      Director

                     7315 Wisconsin Avenue

                     Bethesda, Maryland 20814

                     ----------------

                     Acacia Federal Savings Bank          Officer

                     Savings Bank

                     7600-B Leesburg Pike

                     Falls Church, Virginia 22043

                     ---------------

                     Enterprise Resources, LLC            Director

                     Business Support Services

                     7315 Wisconsin Avenue

                     Bethesda, Maryland 20814

                     ---------------

                     Acacia Realty Square, LLC            Director

                      Realty Investments

                     7315 Wisconsin Avenue

                     Bethesda, Maryland 20814

                     ---------------

                     The Advisors Group, Ltd.             Director

                     Broker-Dealer and

                     Investment Advisor

                     7315 Wisconsin Avenue

                     Bethesda, Maryland 20814

                     ---------------

                     Calvert Group, Ltd.                  Director

                      Holding Company

                     4550 Montgomery Avenue

                     Bethesda, Maryland 20814

                     ---------------

                     Calvert Administrative

                       Services Co.                       Director

                     Service Company

                     4550 Montgomery Avenue

                     Bethesda, Maryland 20814

                     ---------------

                     Calvert Asset Management,

                       Co., Inc.                          Director

                     Investment Advisor

                     4550 Montgomery Avenue

                     Bethesda, Maryland 20814

                     ---------------

                     Calvert Shareholder

                        Services, Inc.                     Director

                     Transfer Agent

                     4550 Montgomery Avenue

                     Bethesda, Maryland 20814

                     ---------------

William M. Tartikoff

                     Acacia National Life

                       Insurance                          Officer

                     Insurance Company

                     7315 Wisconsin Avenue

                     Bethesda, Maryland 20814

                     ----------------

                      First Variable Rate Fund for         Officer

                       Government Income

                     Calvert Tax-Free Reserves

                     Calvert Cash Reserves

                     Calvert Social Investment Fund

                      The Calvert Fund

                     Calvert Variable Series, Inc.

                     Calvert Municipal Fund, Inc.

                     Calvert World Values Fund, Inc.

                     Calvert Social Index Series, Inc.

                     Calvert Impact Fund, Inc.

                     Investment Companies

                     4550 Montgomery Avenue

                     Bethesda, Maryland 20814

                     ---------------

                     Calvert Group, Ltd.                  Officer

                     Holding Company

                     4550 Montgomery Avenue

                     Bethesda, Maryland 20814

                     ---------------

                     Calvert Administrative              Officer

                     Services Company

                     Service Company

                     4550 Montgomery Avenue

                     Bethesda, Maryland 20814

                     ---------------

                     Calvert Asset Management

                       Co. Inc.                           Officer

                     Investment Advisor

                     4550 Montgomery Avenue

                     Bethesda, Maryland 20814

                     ----------------

                     Calvert Shareholder

                        Services, Inc.                     Officer

                     Transfer Agent

                     4550 Montgomery Avenue

                     Bethesda, Maryland 20814

                     ----------------

                     Calvert Distributors, Inc.           Director

                     Broker-Dealer                       and Officer

                     4550 Montgomery Avenue

                     Bethesda, Maryland 20814

                     ----------------

Susan Walker Bender

                      Calvert Group, Ltd.                  Officer

                     Holding Company

                     4550 Montgomery Avenue

                     Bethesda, Maryland 20814

                     ---------------

                     Calvert Administrative

                       Services Co.                       Officer

                     Service Company

                     4550 Montgomery Avenue

                     Bethesda, Maryland 20814

                     ---------------

                      Calvert Asset Management

                       Co., Inc.                          Officer

                     Investment Advisor

                     4550 Montgomery Avenue

                     Bethesda, Maryland 20814

                     ----------------

                     Calvert Shareholder

                       Services, Inc.                     Officer

                     Transfer Agent

                     4550 Montgomery Avenue

                     Bethesda, Maryland 20814

                      ----------------

                     Calvert Distributors, Inc.           Officer

                     Broker-Dealer

                     4550 Montgomery Avenue

                     Bethesda, Maryland 20814

                     ----------------

                     First Variable Rate Fund for         Officer

                       Government Income

                     Calvert Tax-Free Reserves

                     Calvert Cash Reserves

                     Calvert Social Investment Fund

                      The Calvert Fund

                     Calvert Variable Series, Inc.

                     Calvert Municipal Fund, Inc.

                     Calvert World Values Fund, Inc.

                     Calvert Social Index Series, Inc.

                      Calvert Impact Fund, Inc.

                     Investment Companies

                     4550 Montgomery Avenue

                     Bethesda, Maryland 20814

                     ---------------

Ivy Wafford Duke

                     Calvert Group, Ltd.                  Officer

                     Holding Company

                     4550 Montgomery Avenue

                     Bethesda, Maryland 20814

                     ---------------

                     Calvert Administrative

                        Services Co.                       Officer

                     Service Company

                     4550 Montgomery Avenue

                     Bethesda, Maryland 20814

                     ---------------

                     Calvert Asset Management

                       Co., Inc.                          Officer

                     Investment Advisor

                     4550 Montgomery Avenue

                     Bethesda, Maryland 20814

                     ----------------

                      Calvert Shareholder

                       Services, Inc.                     Officer

                     Transfer Agent

                     4550 Montgomery Avenue

                     Bethesda, Maryland 20814

                     ----------------

                     Calvert Distributors, Inc.           Officer

                     Broker-Dealer

                     4550 Montgomery Avenue

                     Bethesda, Maryland 20814

                     ----------------

                      First Variable Rate Fund for         Officer

                       Government Income

                     Calvert Tax-Free Reserves

                     Calvert Cash Reserves

                     Calvert Social Investment Fund

                     The Calvert Fund

                     Calvert Variable Series, Inc.

                     Calvert Municipal Fund, Inc.

                     Calvert World Values Fund, Inc.

                     Calvert Social Index Series, Inc.

                     Calvert Impact Fund, Inc.

                     Investment Companies

                     4550 Montgomery Avenue

                     Bethesda, Maryland 20814

                     ---------------

Lancelot King

                     First Variable Rate Fund for         Officer

                       Government Income

                     Calvert Tax-Free Reserves

                     Calvert Cash Reserves

                     Calvert Social Investment Fund

                     The Calvert Fund

                     Calvert Variable Series, Inc.

                     Calvert Municipal Fund, Inc.

                     Calvert World Values Fund, Inc.

                     Calvert Social Index Series, Inc.

                     Calvert Impact Fund, Inc.

                     Investment Companies

                     4550 Montgomery Avenue

                     Bethesda, Maryland 20814

                     ---------------

Mike Yuhas

                     First Variable Rate Fund              Fund

                       for Government Income               Controller

                     Calvert Tax-Free Reserves

                     Calvert Cash Reserves

                     Calvert Social Investment Fund

                     The Calvert Fund

                     Calvert Variable Series, Inc.

                     Calvert Municipal Fund, Inc.

                     Calvert World Values Fund, Inc.

                     Calvert Social Index Series, Inc.

                     Calvert Impact Fund, Inc.

                     Investment Companies

                     4550 Montgomery Avenue

                     Bethesda, Maryland 20814

                     ---------------

Hui Ping Ho

                     First Variable Rate Fund             Assistant

                       for Government Income              Treasurer

                     Calvert Tax-Free Reserves

                     Calvert Cash Reserves

                     Calvert Social Investment Fund

                     The Calvert Fund

                     Calvert Variable Series, Inc.

                      Calvert Municipal Fund, Inc.

                     Calvert World Values Fund, Inc.

                     Calvert Social Index Series, Inc.

                     Calvert Impact Fund, Inc.

                     Investment Companies

                      4550 Montgomery Avenue

                     Bethesda, Maryland 20814

                     ---------------

Daniel K. Hayes

                     Calvert Asset Management

                       Co., Inc.                          Officer

                      Investment Advisor

                     4550 Montgomery Avenue

                     Bethesda, Maryland 20814

                     ------------------

                     First Variable Rate Fund for         Officer

                       Government Income

                     Calvert Tax-Free Reserves

                     Calvert Cash Reserves

                     Calvert Social Investment Fund

                     The Calvert Fund

                     Calvert Variable Series, Inc.

                      Calvert Municipal Fund, Inc.

                     Calvert World Values Fund, Inc.

                     Calvert Social Index Series, Inc.

                     Calvert Impact Fund, Inc.

                     Investment Companies

                     4550 Montgomery Avenue

                     Bethesda, Maryland 20814

                     ------------------

John Nichols

                     Calvert Asset Management             Officer

                     Company, Inc.

                     Investment Advisor

                     4550 Montgomery Avenue

                     Bethesda, Maryland 20814

                     ------------------

Gregory Habeeb

                     Calvert Asset Management             Officer

                     Company, Inc.

                     Investment Advisor

                     4550 Montgomery Avenue

                     Bethesda, Maryland 20814

                     ------------------

Item 27. Principal Underwriters

         (a)     Registrant's principal underwriter underwrites shares of First Variable Rate Fund for Government Income, Calvert Tax-Free Reserves, Calvert Social Investment Fund, Calvert Cash Reserves, The Calvert Fund, Calvert Municipal Fund, Inc., Calvert World Values Fund, Inc., Calvert Social Index Series, Inc., Calvert Variable Series, Inc., and Calvert Impact Fund, Inc.

         (b)     Positions of Underwriter's Officers and Directors

Name and Principal Business Address*	Position(s) with Underwriter	Position(s) with Registrant
Barbara J. Krumsiek	Director and Chief Executive Officer	Director
Ronald M. Wolfsheimer	Director, Senior Vice President and Chief Financial Officer	Treasurer
William M. Tartikoff	Director, Senior Vice President and Secretary	Vice President and Secretary
Craig Cloyed	President	None
Reginald Stanley	Senior Vice President	None
Karen Becker	Vice President of, Operations	None
David Leach	Vice President	None
Geoffrey Ashton	Regional Vice President	None
Timothy O'Leary	Regional Vice President	None
Bill Hairgrove	Regional Vice President	None
Anthony Eames	Regional Vice President	None
Steve Himber	Regional Vice President	None
Tanya Williams	Regional Vice President	None
Ben Ogbogu	Regional Vice President	None
Christine Teske	Regional Vice President	None
Jeanine L. Perkins	Regional Vice President	None
Susan Walker Bender	Assistant Secretary	Assistant Secretary and Assistant Vice President
Ivy Wafford Duke	Assistant Secretary	Assistant Secretary and Assistant Vice President
Lancelot King	Assistant Secretary	Assistant Secretary
Hui Ping Ho	Assistant Treasurer	Assistant Treasurer

*4550 Montgomery Avenue Bethesda, Maryland 20814

         (c)      Inapplicable.

Item 28. Location of Accounts and Records

         Ronald M. Wolfsheimer, Treasurer

         and

         William M. Tartikoff, Assistant Secretary

         4550 Montgomery Avenue, Suite 1000N

         Bethesda, Maryland 20814

Item 29. Management Services

         Not Applicable

Item 30. Undertakings

         Not Applicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Bethesda, and State of Maryland, on the 22nd day of January, 2004.

CALVERT WORLD VALUES FUND, INC.

By:

_______________**_________________

Barbara J. Krumsiek

President and Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated.

Signature                                  Title                      Date

__________**____________                   President and Director          1/22/2004

Barbara J. Krumsiek                      (Principal Executive Officer)

__________**____________                   Principal Accounting   1/22/2004

Ronald M. Wolfsheimer                           Officer

__________**____________                   Director                  1/22/2004

John G. Guffey, Jr.

__________**____________                   Director                  1/22/2004

Terrence J. Mollner

__________**____________                   Director                  1/22/2004

Rustum Roy

__________**____________                   Director                  1/22/2004

D. Wayne Silby

__________**____________                   Director                  1/22/2004

Tessa Tennant

** Signed by Lancelot King pursuant to power of attorney.

/s/ Lancelot King